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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-07142
-----------------------------------------------------------------

                       GENERAL ELECTRIC FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 09/30/06
                          -------------------------

GE Funds



Annual Report

SEPTEMBER 30, 2006


[Logo omitted]

GE Funds


Table of Contents

FINANCIAL INFORMATION

NOTES TO PERFORMANCE ..................................................     1
MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS
      GE U.S. Equity Fund .............................................     3
      GE Value Equity Fund ............................................    10
      GE Small-Cap Equity Fund ........................................    16
      GE Global Equity Fund ...........................................    21
      GE International Equity Fund ....................................    27
      GE Premier Growth Equity Fund ...................................    34
      GE Strategic Investment Fund ....................................    40
      GE Government Securities Fund ...................................    57
      GE Short-Term Government Fund ...................................    64
      GE Tax-Exempt Fund ..............................................    70
      GE Fixed Income Fund ............................................    76
      GE Money Market Fund ............................................    89
NOTES TO SCHEDULES OF INVESTMENTS .....................................    94
FINANCIAL STATEMENTS
      Financial Highlights ............................................    95
      Notes to Financial Highlights ...................................   107
      Statements of Assets and Liabilities ............................   108
      Statements of Operations ........................................   112
      Statements of Changes in Net Assets .............................   116
      Notes to Financial Statements ...................................   124
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...............   138
TAX INFORMATION .......................................................   139
ADDITIONAL INFORMATION ................................................   140
INVESTMENT TEAM .......................................................   143


--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

                                                  September 30, 2006 (unaudited)
Notes to Performance


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Classes A, B and C are shown both without the imposition of the sales charge and also assuming the deduction of the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

The performance data relating to Class A and B shares of GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund, for all periods prior to September 26, 1997, reflect the performance and expense ratios (adjusted to reflect GE Funds current sales charges) of Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund, respectively, each a series of Investors Trust (collectively, the "Investors Trust Funds"), the assets of which were acquired by the corresponding GE Fund on September 26, 1997 (the "Merger Date"). Because the Investors Trust Funds did not offer Class Y shares, performance data relating to the Class Y shares of GE Value Equity Fund and GE Tax-Exempt Fund is limited to the period from the Merger Date to September 30, 2006.

Shares of the GE Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Asset Management Incorporated ("GEAM") agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis through January 29, 2007. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements may be renewed or discontinued at the end of their terms without notice in the future. Additional information about the expense limitations is contained in Footnote 4 to the Notes to the Financial Statements.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The MSCI World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The LB Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. The LB 1-3 Year Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. The LB 10-Year Muni Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

                                                  September 30, 2006 (unaudited)

Notes to Performance


A number of the broad market returns are not available from the Funds' commencement of investment operations through September 30, 2006 and therefore are calculated from the month end nearest to the Funds' commencement of operation date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

+ Returns are those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. The Average Annual Total Return figures for Class A with load have been adjusted to reflect Class A sales charges.

++ Effective as of the close of business on September 17, 1999, the distribution and service fees were reduced on Class A shares. Had the distribution and service fees not been reduced, the Class A performance results would have been lower.

(a) Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

GE U.S. Equity Fund

Q&A


THE GE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES CHRISTOPHER D. BROWN, STEPHEN V. GELHAUS, PAUL C. REINHARDT AND RICHARD L. SANDERSON. EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE FUND, WHICH CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS, ARE DRIVEN BY THE OBJECTIVE OF KEEPING THE FUND "STYLE NEUTRAL" SUCH THAT IT COMBINES GROWTH AND VALUE INVESTMENT MANAGEMENT STYLES AND DOES NOT TEND TO FAVOR EITHER STYLE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 143.


Q. HOW DID THE GE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE U.S. Equity Fund returned 11.13% for Class A shares, 10.28% for Class B shares, 10.29% for Class C shares, and 11.40% for Class Y shares excluding sales charges, if applicable. The S&P 500 Index, the Fund's benchmark, returned 10.80% and the Fund's Lipper peer group of 847 Large-Cap Core Funds returned an average of 8.75% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The overall market, as measured by the S&P 500, advanced +10.80% during the fiscal period ended September 30, 2006. The Dow came within 44 points of its peak reached in January 2000, ending September at 11,679. In a reversal from last year, the energy sector (+3.5%) lagged as energy stock prices followed commodity prices lower toward the end of the period. Telecom (+25.7%) and financials (+20.5%) led the market and technology was a laggard (+3.3%). The growth style of investing struggled -- the Russell 1000 Growth gained just +6.1% versus a gain of +14.7% for the Russell 1000 Value. In terms of market cap, the Russell 2000, a measure of small cap stocks (+9.9%) slightly lagged both the S&P 500 and the Russell 1000 (+10.3%), perhaps signaling the beginning of large cap outperformance in the later stages of the business cycle.

    During the year, the market moved in fits and starts, alternating between fears of potential inflation or the possibility of a severe economic slowdown driven by the downturn in housing. Through this uncertainty, corporate earnings growth remained remarkably strong with another year of double-digit growth. In the last few months, the stock market has strengthened as commodity prices have cooled and the end of Fed tightening seems near.


PICTURED FROM TOP LEFT TO BOTTOM RIGHT:
RICHARD L. SANDERSON, PAUL C. REINHARDT,
STEPHEN V. GELHAUS, AND CHRISTOPHER D. BROWN

[Photo omitted]

GE U.S. Equity Fund

Q&A


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Strong stock selection within energy, information technology and industrials contributed most to outperformance during the past twelve-month period. Within energy, emphasizing oilfield services companies relative to oil and gas producers helped returns in an environment of volatile energy prices. For example, overweighting global oilfield services leader Schlumberger (+48.3%) and underweighting producer ConocoPhillips (-13.0%), helped our energy holdings return +11.7% versus +3.5% for the benchmark. Within technology, several of our higher quality names performed well in the past twelve-month period. For example, Oracle (+43.1%) continued to successfully integrate acquisitions and gain market share and Intuit (+43.2%) benefited from growth in their TurboTax and small business software products. Electronic components manufacturer Molex (+29.1%) also surged. These positives more than offset a drag from Analog Devices (-19.5%), which suffered amid a clouded demand outlook for integrated circuits. Many semi-conductor companies witnessed deterioration in business trends and reduced earnings guidance for the remainder of 2006. We felt well positioned given the significant diversification among our tech holdings. Strong stock selection within industrials was also key, as Deere (+39.9%), Dover (+18.1%) and ABB (+60.1%) led our holdings to outpace the sector's benchmark by more than 7%. Several other stocks also bolstered Fund performance, including seed/trait manufacturer Monsanto (+51.4%) and leading cable company Comcast (+27.9%).

    Providing a slight offset to the positive contributions has been performance within telecom -- accounting for the majority of the negative impact -- and financials. Weakness in telecom was driven by a lack of exposure to diversified telecom services, an industry that returned +39.3% during the period. The Bells have benefited this year from restructuring initiatives and heightened M&A activity. BellSouth rose +69.0% on their announced combination with AT&T (+43.0%) -- both of which had been underweight in the Fund. Global wireless company Vodafone (-7.2%) declined as it faced struggles to grow and maintain margins in maturing markets. Vodafone has announced several initiatives to unlock value, and the stock has acted better in recent months. Positive stock selection within financials was not enough to offset an underweight positioning in this sector, which has outperformed the broad market year-to-date.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER
    THE PERIOD?

A. We have remained resolutely committed to investing in high quality large-cap stocks with predictable and steady earnings growth, and that discipline served us well during the past twelve-month period. We continued to be relatively defensively positioned, although at period-end our largest overweight was in technology, an area that we believe could benefit from increased capital expenditures. We expected a portfolio of diversified, high quality tech names to perform well in a slowing growth environment. We increased our overweight in health care -- a traditionally defensive area -- valuing its relatively steady growth and attractive dividend yields. Overweighting consumer discretionary stocks reflected our belief that the media space has been undervalued. Although concerned about consumer spending in the year ahead, we believed that media products are less "discretionary" than other big-ticket leisure products in the sector. For example, the cable industry has diversified its revenue stream to include Internet service and more recently telephony, reducing the cyclicality of their earnings. Our underweight in financials reflected headwinds from a higher interest rate environment and an aging credit cycle. We became slightly underweight in energy during the past twelve-month period, as commodity prices have retreated, and many of these stocks were over-owned, making them vulnerable to short-term pullbacks, and we did take profits in industrials, becoming slightly underweight.

    We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection.

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE                    ACCOUNT VALUE AT THE                      EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)                END OF THE PERIOD ($)                 DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                                1,050.05                                 4.12
     Class B                         1,000.00                                1,046.05                                 7.91
     Class C                         1,000.00                                1,046.31                                 7.91
     Class Y                         1,000.00                                1,051.67                                 2.85
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                                1,020.78                                 4.12
     Class B                         1,000.00                                1,017.08                                 7.91
     Class C                         1,000.00                                1,017.09                                 7.90
     Class Y                         1,000.00                                1,022.01                                 2.85
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.81% FOR CLASS A, 1.56% FOR CLASS B, 1.56% FOR CLASS C, AND 0.56% FOR CLASS Y, (FROM PERIOD APRIL 1, 2006 - SEPTEMBER 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 5.01% FOR CLASS A SHARES, 4.61% FOR CLASS B SHARES, 4.63% FOR CLASS C SHARES, AND 5.17% FOR CLASS Y SHARES.

GE U.S. Equity Fund


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
Exxon Mobil Corp.                            4.30%
--------------------------------------------------------------------------------
Microsoft Corp.                              3.26%
--------------------------------------------------------------------------------
Bank of America Corp.                        3.00%
--------------------------------------------------------------------------------
Pfizer Inc.                                  2.92%
--------------------------------------------------------------------------------
American International Group, Inc.           2.39%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                2.38%
--------------------------------------------------------------------------------
Industrial Select Sector SPDR Fund           2.33%
--------------------------------------------------------------------------------
Wyeth                                        2.17%
--------------------------------------------------------------------------------
First Data Corp.                             2.13%
--------------------------------------------------------------------------------
The Coca-Cola Co.                            2.09%
--------------------------------------------------------------------------------


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal market conditions.

LIPPER PERFORMANCE COMPARISON
Large-Cap Core Peer Group
Based on average annual total returns for the periods ended 9/30/06

                                        ONE        FIVE          TEN
                                       YEAR        YEAR         YEAR
                                      ------      ------       ------
Number of Funds
in peer group:                          847         590          258
--------------------------------------------------------------------------------
Peer group average
annual total return:                      8.75%       5.53%        6.82%
--------------------------------------------------------------------------------
Lipper categories in peer group: Large Cap Core


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

Class A

[Line chart omitted -- plot points are as follows:]

                               GE U.S. Equity Fund
                 GE U.S. Equity Fund                         With Load                          S&P 500 Index
9/96                 $10,000.00                              $9,425.00                            $10,000.00
9/97                  13,976.34                              13,172.70                             14,048.42
9/98                  14,762.25                              13,913.42                             15,328.64
9/99                  18,865.12                              17,780.38                             19,591.01
9/00                  21,147.09                              19,931.13                             22,185.58
9/01                  17,402.36                              16,401.72                             16,271.24
9/02                  14,307.78                              13,485.08                             12,937.27
9/03                  17,182.67                              16,194.67                             16,099.13
9/04                  18,877.84                              17,792.37                             18,332.56
9/05                  20,652.82                              19,465.28                             20,578.56
9/06                  22,950.70                              21,631.03                             22,800.16

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006
                                                                                          ENDING
                                                                                        VALUE OF A
                                          ONE           FIVE            TEN               $10,000
                                         YEAR           YEAR           YEAR           INVESTMENT (A)
                                        ------         ------         ------         ----------------
GE U.S. Equity                          11.13%          5.69%          8.66%           $22,951
GE U.S. Equity
  W/LOAD                                 4.74%          4.45%          8.02%           $21,631
  MAXIMUM LOAD
     OF 5.75%
S&P 500 Index                           10.80%          6.98%          8.59%           $22,800

CLASS B SHARES

Class B

[Line chart omitted -- plot points are as follows:]

                 GE U.S. Equity Fund                       S&P 500 Index
9/96                 $10,000.00                             $10,000.00
9/97                  13,875.00                              14,048.42
9/98                  14,541.13                              15,328.64
9/99                  18,443.08                              19,591.01
9/00                  20,525.60                              22,185.58
9/01                  16,763.92                              16,271.24
9/02                  13,679.63                              12,937.27
9/03                  16,428.31                              16,099.13
9/04                  18,049.06                              18,332.56
9/05                  19,746.11                              20,578.56
9/06                  21,943.10                              22,800.16

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                          ENDING
                                                                                        VALUE OF A
                                          ONE           FIVE            TEN               $10,000
                                         YEAR           YEAR           YEAR           INVESTMENT (A)
                                       -------         ------         ------         ----------------
GE U.S. Equity                          10.28%          4.90%          8.18%           $21,943
GE U.S. Equity
  W/LOAD                                 6.28%          4.90%          8.18%
  MAXIMUM LOAD                           4.00%          0.00%          0.00%
S&P 500 Index                           10.80%          6.98%          8.59%           $22,800

CLASS C SHARES

Class C

[Line chart omitted -- plot points are as follows:]

                 GE U.S. Equity Fund                       S&P 500 Index
9/99                 $10,000.00                             $10,000.00
3/00                  11,372.41                              11,773.02
9/00                  11,125.34                              11,324.36
3/01                  10,109.34                               9,200.32
9/01                   9,089.24                               8,305.46
3/02                  10,146.06                               9,219.23
9/02                   7,415.77                               6,603.67
3/03                   7,684.68                               6,936.74
9/03                   8,859.21                               8,217.61
3/04                   9,823.71                               9,374.46
9/04                   9,660.95                               9,357.64
3/05                  10,218.98                              10,001.76
9/05                  10,490.25                              10,504.08
3/06                  11,057.20                              11,174.92
9/06                  11,569.29                              11,638.07

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                          ENDING
                                                                                        VALUE OF A
                                          ONE           FIVE           SINCE              $10,000
                                         YEAR           YEAR         INCEPTION        INVESTMENT (A)
                                        ------         ------       -----------      ----------------
GE U.S. Equity                          10.29%          4.94%          2.10%           $11,569
GE U.S. Equity
  W/LOAD                                 9.29%          4.94%          2.10%
  MAXIMUM LOAD                           1.00%          0.00%          0.00%
S&P 500 Index                           10.80%          6.98%          2.19%           $11,638

CLASS Y SHARES

Class Y

[Line chart omitted -- plot points are as follows:]

                 GE U.S. Equity Fund                       S&P 500 Index
9/96                 $10,000.00                             $10,000.00
9/97                  14,016.29                              14,048.42
9/98                  14,837.31                              15,328.64
9/99                  19,012.68                              19,591.01
9/00                  21,365.77                              22,185.58
9/01                  17,626.89                              16,271.24
9/02                  14,527.91                              12,937.27
9/03                  17,501.42                              16,099.13
9/04                  19,274.92                              18,332.56
9/05                  21,140.70                              20,578.56
9/06                  23,551.25                              22,800.16

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                          ENDING
                                                                                        VALUE OF A
                                          ONE           FIVE            TEN               $10,000
                                         YEAR           YEAR           YEAR           INVESTMENT (A)
                                        ------         ------         ------         ----------------
GE U.S. Equity                          11.40%          5.97%          8.94%             $23,551
S&P 500 Index                           10.80%          6.98%          8.59%             $22,800

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE U.S. EQUITY FUND
Schedule of Investments

                                                              September 30, 2006

GE U.S. EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $440,298
(IN THOUSANDS) AS OF SEPTEMBER 30, 2006

[Pie chart omitted -- plot points are as follows:]

Financials  18.0%
Information Technology  17.2%
Healthcare  14.3%
Consumer Discretionary  10.2%
Industrials  9.7%
Consumer Staples  9.4%
Energy  7.7%
Short-Term  5.6%
Materials  3.1%
Utilities  2.7%
Telecommunication Services  2.1%


                                     NUMBER
                                  OF SHARES         VALUE

COMMON STOCK -- 94.1%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.5%

Autozone, Inc.                        7,668 $     792,104(a)
Bed Bath & Beyond, Inc.              80,341     3,073,847(a)
Cablevision Systems Corp.            41,029       931,769
Carnival Corp.                       61,617     2,897,847
CBS Corp.                            37,977     1,069,812
Comcast Corp. (Class A)             214,252     7,886,616(a,j)
Federated Department
   Stores Inc.                       22,593       976,244
Home Depot, Inc.                     95,165     3,451,635
Koninklijke Philips
   Electronics N.V. ADR              46,199     1,617,427
Liberty Global, Inc. (Series A)       2,210        56,885(a,j)
Liberty Global, Inc. (Series C)      61,329     1,536,905(a)
Liberty Media Holding Corp -
   Capital (Series A)                22,977     1,920,188(a)
Liberty Media Holding Corp -
   Interactive (Series A)           114,887     2,341,397(a)
News Corp. (Class A)                 63,329     1,244,415
Omnicom Group, Inc.                  57,603     5,391,641
Ross Stores, Inc.                    15,406       391,466
Staples, Inc.                        29,439       716,251
Starwood Hotels & Resorts
   Worldwide, Inc.                   16,089       920,130
Target Corp.                         69,771     3,854,848
Time Warner, Inc.                   133,504     2,433,778
Viacom Inc. (Class B)                38,342     1,425,556(a)
                                               44,930,761

                                     NUMBER
                                  OF SHARES         VALUE

CONSUMER STAPLES -- 9.7%

Alberto-Culver Co.                   35,259  $  1,783,753
Altria Group, Inc.                    1,712       131,054
Clorox Co.                           67,437     4,248,531
Colgate-Palmolive Co.                86,091     5,346,251
Diageo PLC ADR                        7,599       539,833
General Mills, Inc.                  29,097     1,646,890
Kellogg Co.                          65,259     3,231,626
Kimberly-Clark Corp.                 50,958     3,330,615
PepsiCo, Inc.                       160,686    10,486,368
Procter & Gamble Co.                 23,963     1,485,227
The Coca-Cola Co.                   206,272     9,216,233
                                               41,446,381

ENERGY -- 7.9%

EOG Resources, Inc.                  30,877     2,008,549
Exxon Mobil Corp.                   282,471    18,953,804(h)
Halliburton Co.                      49,294     1,402,414
Hess Corp.                           50,828     2,105,296(j)
Occidental Petroleum Corp.           51,184     2,462,462
Schlumberger Ltd.                    83,532     5,181,490
Transocean Inc.                      24,754     1,812,735(a)
                                               33,926,750

FINANCIALS -- 17.8%

ACE Ltd.                             23,960     1,311,331
AFLAC Incorporated                   40,051     1,832,734
Allstate Corp.                       61,617     3,865,234(h)
American International
   Group, Inc.                      158,492    10,501,680
Bank of America Corp.               246,725    13,217,058
Berkshire Hathaway, Inc.
   (Class B)                            362     1,148,988(a)
BlackRock Inc. (Class A)              5,477       816,073
Chubb Corp.                          36,286     1,885,421
Citigroup, Inc.                      87,291     4,335,744
Everest Re Group, Ltd.               14,412     1,405,602
Federal Home Loan
   Mortgage Corp.                    55,455     3,678,330
Federal National
   Mortgage Assoc.                   70,860     3,961,783
HCC Insurance Holdings, Inc.         26,701       877,929
Mellon Financial Corp.              108,296     4,234,374
Merrill Lynch & Company, Inc.        38,791     3,034,232
Metlife, Inc.                        97,903     5,549,142
Morgan Stanley                       23,278     1,697,199
Prudential Financial, Inc.           14,959     1,140,624
State Street Corp.                   68,984     4,304,602(e)
SunTrust Banks, Inc.                 65,417     5,055,426
The Bank of New York
   Company, Inc.                     16,431       579,357
US Bancorp                           50,104     1,664,455
                                               76,097,318


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE U.S. EQUITY FUND
Schedule of Investments

                                                              September 30, 2006


                                     NUMBER
                                  OF SHARES         VALUE

HEALTHCARE -- 14.7%

Abbott Laboratories                  92,085 $   4,471,648(h)
Advanced Medical Optics, Inc.        15,746       622,754(a,j)
Aetna, Inc.                         109,093     4,314,628
Amgen, Inc.                         112,115     8,019,586(a)
Baxter International, Inc.           80,102     3,641,437
DaVita, Inc.                          3,422       198,031(a)
Eli Lilly & Co.                      21,224     1,209,768
Gilead Sciences, Inc.                14,377       987,700(a)
GlaxoSmithKline PLC ADR              30,140     1,604,352(j)
Johnson & Johnson                    82,767     5,374,889
Lincare Holdings Inc.                55,798     1,932,843(a)
Medco Health Solutions, Inc.         26,358     1,584,379(a)
Medtronic Inc.                       50,588     2,349,307
Novartis AG ADR                      24,989     1,460,357
Pfizer Inc.                         453,171    12,851,930
Quest Diagnostics Inc.                8,900       544,324
Thermo Electron Corp.                18,485       727,015(a)
UnitedHealth Group, Inc.             32,910     1,619,172
Wyeth                               187,996     9,557,717(h)
                                               63,071,837

INDUSTRIALS -- 7.6%

ABB Ltd. ADR                         92,426     1,218,175
Burlington Northern
   Santa Fe Corp.                     9,585       703,922
Cooper Industries Ltd.               13,009     1,108,627
Corinthian Colleges, Inc.            31,681       342,472(a,j)
CSX Corp.                            26,016       854,105
Deere & Co.                          25,674     2,154,305
Dover Corp.                         118,853     5,638,386(h)
Eaton Corp.                          55,503     3,821,382
Emerson Electric Co.                  5,134       430,537
General Dynamics Corp.               20,197     1,447,519
ITT Corp.                            10,954       561,612
Northrop Grumman Corp.               34,232     2,330,172
Rockwell Collins, Inc.                8,558       469,321(j)
Southwest Airlines Co.              109,542     1,824,970
Textron Inc.                         24,784     2,168,600
3M Co.                                8,215       611,360
Tyco International Ltd.             109,425     3,062,806
United Technologies Corp.            55,543     3,518,649
Waste Management, Inc.                8,558       313,907
                                               32,580,827

INFORMATION TECHNOLOGY -- 17.8%

Activision, Inc.                     41,078       620,278(a)
Analog Devices, Inc.                 89,003     2,615,798
Applied Materials, Inc.               6,846       121,380(j)
Automatic Data Processing, Inc.      47,089     2,229,193
Checkfree Corp.                      21,357       882,471(a)
Cisco Systems, Inc.                 311,509     7,164,707(a)
Dell, Inc.                           27,385       625,473(a)
eBay, Inc.                           68,454     1,941,355(a)

                                     NUMBER
                                  OF SHARES         VALUE

EMC Corp.                           104,441$    1,251,203(a)
Fidelity National Information
   Services, Inc.                    19,170       709,290
First Data Corp.                    223,456     9,385,152
Hewlett-Packard Co.                  30,808     1,130,346
Intel Corp.                         136,927     2,816,588
International Business
   Machines Corp.                    42,447     3,478,107
Intuit Inc.                          56,825     1,823,514(a)
Linear Technology Corp.              29,371       914,026
Marvell Technology Group, Ltd.       21,452       415,525(a)
Maxim Integrated
   Products, Inc.                    56,199     1,577,506
Microchip Technology Inc.            46,554     1,509,281
Microsoft Corp.                     524,805    14,342,921(h)
Molex, Inc. (Class A)                99,272     3,267,042
National Semiconductor Corp.         46,212     1,087,368
Oracle Corp.                        458,706     8,137,444(a)
Paychex, Inc.                        27,384     1,009,100
Sun Microsystems, Inc.              127,869       635,509(a)
Texas Instruments
   Incorporated                      86,607     2,879,683
Western Union                        26,837       513,392(a)
Xerox Corp.                          24,648       383,523(a)
Yahoo! Inc.                         110,226     2,786,513(a)
                                               76,253,688

MATERIALS -- 3.2%

Air Products & Chemicals, Inc.       26,701     1,772,145
Barrick Gold Corp.                   98,043     3,011,881
Dow Chemical Co.                     15,404       600,448
Freeport-McMoRan Copper &
   Gold Inc. (Class B)               42,988     2,289,541
Monsanto Co.                         90,126     4,236,823
PAN American Silver Corp.             3,423        66,885(a,j)
Praxair, Inc.                        20,710     1,225,204
Vulcan Materials Co.                  1,369       107,124
Weyerhaeuser Co.                      6,504       400,191
                                               13,710,242

TELECOMMUNICATION SERVICES -- 2.1%

Alltel Corp.                         46,856     2,600,508
AT&T, Inc.                            8,558       278,648
Sprint Nextel Corp. (Series 1)      110,404     1,893,429
Verizon Communications Inc.          73,598     2,732,694
Vodafone Group, PLC ADR              65,726     1,502,496
                                                9,007,775

UTILITIES -- 2.8%

American Electric Power
   Company, Inc.                     17,801       647,422
Constellation Energy Group, Inc.     35,942     2,127,766
Dominion Resources, Inc.             30,466     2,330,344(j)
Duke Energy Corp.                    46,897     1,416,289


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE U.S. EQUITY FUND
Schedule of Investments

                                                              September 30, 2006


                                     NUMBER
                                  OF SHARES         VALUE

Edison International                  9,584$      399,078
Entergy Corp.                        19,854     1,553,178
FirstEnergy Corp.                    13,077       730,481
PG&E Corp.                           23,709       987,480
PPL Corp.                            24,996       822,368
The Southern Co.                     26,831       924,596
                                               11,939,002

TOTAL COMMON STOCK
   (COST $359,770,838)                        402,964,581


--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.0%
--------------------------------------------------------------------------------
Financial Select Sector
   SPDR Fund                         73,813     2,558,359(q)
Industrial Select Sector
   SPDR Fund                        307,468    10,250,983(q)

TOTAL EXCHANGE TRADED FUNDS
   (COST $10,180,797)                          12,809,342

TOTAL INVESTMENTS IN SECURITIES
   (COST $369,951,635)                        415,773,923


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.7%

GEI Short Term Investment Fund
   5.49%                         11,498,357    11,498,357(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 2.9%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                         12,540,746    12,540,746(d,e)


                                  PRINCIPAL
                                     AMOUNT         VALUE

TIME DEPOSIT -- 0.1%

State Street Corp.
   4.85%    10/02/06               $485,000  $    485,000(e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $24,524,103)                          24,524,103


TOTAL INVESTMENTS
   (COST $394,475,738)                        440,298,026

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (2.8)%                       (12,141,699)
                                             ------------


NET ASSETS-- 100.0%                          $428,156,327
                                             ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE U.S. Equity Fund had the following long futures contracts open at September 30, 2006:

                              NUMBER    CURRENT
                EXPIRATION      OF     NOTIONAL   UNREALIZED
DESCRIPTION        DATE      CONTRACTS   VALUE   APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
  Futures      December 2006     1     $336,350     $2,130


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE Value Equity Fund

THE GE VALUE EQUITY FUND IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MESSRS. REINHARDT AND GELHAUS BOTH MANAGE THE FUND AS A COLLABORATIVE TEAM. BOTH PORTFOLIO MANAGERS HAVE THE AUTHORITY TO INCREASE OR DECREASE EXISTING POSITIONS IN THE FUND; HOWEVER, MR. REINHARDT, AS LEAD MANAGER, IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 143.


Q. HOW DID THE GE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Value Equity Fund returned 11.58% for Class A shares, 10.66% for Class B shares, 10.72% for Class C shares, and 12.26% for Class Y shares excluding sales charges, if applicable. The S&P 500 Index, the Fund's benchmark, returned 10.80% and the Fund's Lipper peer group of 847 Large-Cap Core Funds returned an average of 8.75% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The overall market, as measured by the S&P 500, advanced +10.80% during the twelve-month period ended September 30, 2006. The Dow came within 44 points of its peak reached in January 2000, ending September at 11,679. In a reversal from last year, the energy sector (+3.5%) lagged as energy stock prices followed commodity prices lower toward the end of the period. Telecom (+25.7%) and financials (+20.5%) led the market and technology was a laggard (+3.3%). The growth style of investing struggled -- the Russell 1000 Growth gained just +6.1% versus a gain of +14.7% for the Russell 1000 Value. In terms of market cap, the Russell 2000, a measure of small cap stocks (+9.9%) slightly lagged both the S&P 500 and the Russell 1000 (+10.3%), perhaps signaling the beginning of large cap outperformance in the later stages of the business cycle.

    During the year, the market moved in fits and starts, alternating between fears of potential inflation or the possibility of a severe economic slowdown driven by the downturn in housing. Through this uncertainty, corporate earnings growth remained remarkably strong with another year of double-digit growth. In the last few months, the stock market has strengthened as commodity prices have cooled and the end of Fed tightening seems near.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund enjoyed positive contributions from all sectors but two: telecom and utilities. In general, tilting towards quality stocks had helped the Fund this year, with industrials, information technology and health care contributing most to performance. Our industrials picks (+20.7%) bested the benchmark (+12.3%) with broad-based strength across our holdings. Our electrical equipment holdings advanced +46.1% due to growing global infrastructure investment in power systems -- ABB (+60.1%) and Cooper Industries (+25.5%) led the strength. Deere (+39.9%) also flourished amid strong demand for its agricultural machinery products. Defense and aerospace companies continued to benefit the Fund as the business cycle ages because of their relatively steady earnings growth, exemplified by Northrop Grumman (+27.5%). Within technology, Oracle (+43.1%) has been our top performing holding as it has continued to beat earnings


PICTURED TO THE LEFT:
PAUL C. REINHARDT

[Photo omitted]

                                                                             Q&A


    expectations. In addition, underweighting Internet stocks such as eBay (-31.2%) and Yahoo (-25.3%) was a key source of strength. Within the communications equipment space, it had been a good call to overweight Cisco Systems (+28.2%) and to avoid QUALCOMM (-18.0%). Careful stock picking within the health care equipment space was key to our success relative to the S&P 500, as evidenced by Baxter International (+15.7%) which rallied on management changes, improving fundamentals and positive legal developments for its Colleague pump. Underweighting biotechnology stocks had been useful as the industry pulled back -0.4% this year, benefiting performance. Avoiding carnage within the health care equipment space was also an important factor, as companies like Medtronic (-12.7%) and Boston Scientific (-36.7%) lagged on uncertainties within the implantable cardiac device market.

    Areas of weakness for the past twelve-month period have been primarily within the telecommunications services and utilities sectors. We had a small weighting in diversified telecom services during a time when several large telecoms benefited from restructuring and consolidation activities. For example, BellSouth rose +69.0% this year on their announced combination with AT&T (+43.0%), and both companies were underweighted in the Fund. We also had wireless exposure through SprintNextel and Vodafone, both of which had negative returns for the period. Underweighting utilities also hurt performance. Electric utilities and independent power producers have successfully passed the higher costs of production on to customers through price increases, in many cases, and being underrepresented in this area hurt performance -- especially as the market mood became more defensive.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER
    THE PERIOD?

A. Our process has remained consistent during the period, and we continued to employ a bottom-up relative value process to seek out underappreciated stocks with catalysts for growth or improving fundamentals. The Fund had been positioned for a moderate slowdown in economic growth, given the current levels of interest rates and high energy prices. Despite this general positioning, we went from underweight to overweight in technology during the past twelve-month period, as we believed that large technology stocks were undervalued compared to their historical valuation ranges. In addition, we believe that technology companies would benefit from continued growth in capital spending by corporations. Within our diversified portfolio of high quality tech stocks are new positions in Texas Instruments, Maxim Integrated products and Microchip Technology, as well as increased holdings in Microsoft and Oracle. In the past year, as we prepared ourselves for slowing growth, we increased our weighting in the steady-growth health care sector, initiating positions in Baxter, Quest Diagnostics, and Thermo Electron Corp., and adding to Pfizer and Johnson & Johnson. We had also opportunistically increased our exposure to utilities, initiating a position in Duke Energy, and increasing our holdings in Dominion Resources. Within industrials, although we took some profits and slightly increased our underweight, we did add to some late- and long-cycle names, as well as ones benefiting from secular trends, like ABB and Cooper Industries in the power infrastructure space. In the materials sector, we eliminated Newmont Mining, Alcoa and Alcan as we expect slowing rates of profit growth going forward. Financials and consumer discretionary remained among our largest underweights, given our concerns about the interest rate environment, the flat yield curve, and the credit quality trend. During the period we became underweight in energy, taking profits in Burlington Resources and Encana, two of last year's top performing stocks for the Fund.

GE Value Equity Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006

-----------------------------------------------------------------------------------------------------------------------------------
                                  ACCOUNT VALUE AT THE                  ACCOUNT VALUE AT THE                     EXPENSES PAID
                               BEGINNING OF THE PERIOD ($)              END OF THE PERIOD ($)                DURING THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-----------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,056.69                                6.09
     Class B                            1,000.00                              1,051.76                                9.90
     Class C                            1,000.00                              1,052.04                                9.89
     Class Y                            1,000.00                              1,060.93                                4.82
-----------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,018.90                                6.05
     Class B                            1,000.00                              1,015.18                                9.84
     Class C                            1,000.00                              1,015.19                                9.84
     Class Y                            1,000.00                              1,024.37                                4.79
-----------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.20% FOR CLASS A, 1.95% FOR CLASS B, 1.95% FOR CLASS C, AND 0.95% FOR CLASS Y, (FROM PERIOD APRIL 1, 2006 - SEPTEMBER 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 5.67% FOR CLASS A SHARES, 5.18% FOR CLASS B SHARES, 5.20% FOR CLASS C SHARES, AND 6.09% FOR CLASS Y SHARES.

GE Value Equity Fund


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                        4.23%
--------------------------------------------------------------------------------
Microsoft Corp.                                          3.11%
--------------------------------------------------------------------------------
Bank of America Corp.                                    2.84%
--------------------------------------------------------------------------------
Pfizer Inc.                                              2.61%
--------------------------------------------------------------------------------
Industrial Select Sector SPDR Fund                       2.27%
--------------------------------------------------------------------------------
Oracle Corp.                                             2.22%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                            2.13%
--------------------------------------------------------------------------------
International Business
Machines Corp.                                           1.92%
--------------------------------------------------------------------------------
First Data Corp.                                         1.73%
--------------------------------------------------------------------------------
Baxter International, Inc.                               1.72%
--------------------------------------------------------------------------------


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

LIPPER PERFORMANCE
COMPARISON
Large-Cap Core Peer Group
Based on average annual total returns for the periods ended 9/30/06

                                          ONE           FIVE            TEN
                                         YEAR           YEAR           YEAR
                                        ------         ------         ------
Number of Funds
  in peer group:                          847            590            258
--------------------------------------------------------------------------------
Peer group average
annual total return:                     8.75%          5.53%          6.82%
--------------------------------------------------------------------------------
Lipper categories in peer group: Large Cap Core



 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES++

Class A

[Line chart omitted -- plot points are as follows:]

                GE Value Equity Fund                         With Load                          S&P 500 Index
9/96                 $10,000.00                             $ 9,425.00                            $10,000.00
9/97                  13,979.52                              13,175.70                             14,048.42
9/98                  14,799.10                              13,948.15                             15,328.64
9/99                  18,845.27                              17,761.66                             19,591.01
9/00                  20,984.30                              19,777.71                             22,185.58
9/01                  17,636.67                              16,622.56                             16,271.24
9/02                  14,595.61                              13,756.36                             12,937.27
9/03                  17,440.44                              16,437.62                             16,099.13
9/04                  19,571.36                              18,446.01                             18,332.56
9/05                  21,672.25                              20,426.10                             20,578.56
9/06                  24,181.11                              22,790.70                             22,800.16


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE Value Equity                       11.58%      6.52%          9.23%             $24,181
GE Value Equity
  W/LOAD                               5.16%      5.26%          8.59%             $22,791
  MAXIMUM LOAD
     OF 5.75%
S&P 500 Index                         10.80%      6.98%          8.59%             $22,800

CLASS B SHARES

Class B

[Line chart omitted -- plot points are as follows:]

                GE Value Equity Fund                       S&P 500 Index
9/96                 $10,000.00                             $10,000.00
9/97                  13,883.63                              14,048.42
9/98                  14,622.02                              15,328.64
9/99                  18,521.52                              19,591.01
9/00                  20,455.33                              22,185.58
9/01                  17,071.41                              16,271.24
9/02                  14,018.32                              12,937.27
9/03                  16,599.25                              16,099.13
9/04                  18,508.43                              18,332.56
9/05                  20,495.22                              20,578.56
9/06                  22,867.82                              22,800.16


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE Value Equity                      10.66%        5.68%          8.61%            $22,868
GE Value Equity
  W/LOAD                              6.66%        5.68%          8.61%
  MAXIMUM LOAD                        4.00%        0.00%          0.00%
S&P 500 Index                        10.80%        6.98%          8.59%            $22,800

CLASS C SHARES

Class C

[Line chart omitted -- plot points are as follows:]

                GE Value Equity Fund                       S&P 500 Index
9/99                 $10,000.00                             $10,000.00
3/00                  11,275.85                              11,773.02
9/00                  11,053.00                              11,324.36
3/01                  10,167.71                               9,200.32
9/01                   9,207.06                               8,305.46
3/02                  10,221.47                               9,219.23
9/02                   7,558.74                               6,603.67
3/03                   7,793.32                               6,936.74
9/03                   8,970.93                               8,217.61
3/04                  10,063.07                               9,374.46
9/04                   9,995.99                               9,357.64
3/05                  10,684.20                              10,001.76
9/05                  10,980.98                              10,504.08
3/06                  11,556.36                              11,174.92
9/06                  12,157.81                              11,638.07


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE           SINCE              $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                     -------      ------       -----------      ----------------

GE Value Equity                      10.72%        5.72%          2.83%            $12,158
GE Value Equity
  W/LOAD                              9.72%        5.72%          2.83%
  MAXIMUM LOAD                        1.00%        0.00%          0.00%
S&P 500 Index                        10.80%        6.98%          2.19%            $11,638

CLASS Y SHARES

Class Y

[Line chart omitted -- plot points are as follows:]

                GE Value Equity Fund                       S&P 500 Index
1/5/98               $10,000.00                             $10,000.00
9/98                  10,380.00                              10,609.12
9/99                  13,270.42                              13,559.15
9/00                  14,804.80                              15,354.87
9/01                  12,481.33                              11,261.50
9/02                  10,355.75                               8,954.02
9/03                  12,390.12                              11,142.38
9/04                  13,912.55                              12,688.16
9/05                  15,430.03                              14,242.64
9/06                  17,321.47                              15,780.23


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE           SINCE              $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                      ------      ------       -----------      ----------------
GE Value Equity                       12.26%       6.77%         6.49%              $17,321
S&P 500 Index                         10.80%       6.98%         5.35%              $15,780


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE VALUE EQUITY FUND
Schedule of Investments

                                                              September 30, 2006


GE VALUE EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $66,625
(IN THOUSANDS) AS OF SEPTEMBER 30, 2006

[Pie chart omitted -- plot points are as follows:]

Financials  19.1%
Information Technology  16.0%
Healthcare  14.0%
Industrials  10.4%
Consumer Staples  9.8%
Consumer Discretionary  7.5%
Energy  6.9%
Utilities  4.7%
Short-Term  4.5%
Materials  3.9%
Telecommunication Services  3.2%


                                     NUMBER
                                  OF SHARES         VALUE

COMMON STOCK -- 96.7%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 7.8%

Cablevision Systems Corp.            15,141  $    343,852
Comcast Corp. (Class A)              15,141       557,340(a,j)
Koninklijke Philips
   Electronics N.V. ADR              16,971       594,155
Liberty Global, Inc. (Series A)         815        20,978(a,j)
Liberty Global, Inc. (Series C)       2,814        70,519(a)
News Corp. (Class A)                 23,342       458,670
Omnicom Group, Inc.                  10,094       944,798
Ross Stores, Inc.                     5,678       144,278
Starwood Hotels & Resorts
   Worldwide, Inc.                    5,930       339,137
Target Corp.                          7,192       397,358
Time Warner, Inc.                    49,207       897,044
Viacom Inc. (Class B)                 5,930       220,477(a)
                                                4,988,606

CONSUMER STAPLES -- 10.2%

Alberto-Culver Co.                    7,318       370,218
Altria Group, Inc.                      631        48,303
Clorox Co.                           17,286     1,089,018
Diageo PLC ADR                        2,801       198,983
General Mills, Inc.                  10,725       607,035
Kellogg Co.                          12,239       606,075
Kimberly-Clark Corp.                 11,103       725,692
PepsiCo, Inc.                        21,702     1,416,273(h)
Procter & Gamble Co.                  8,832       547,407
The Coca-Cola Co.                    20,440       913,259
                                                6,522,263

                                     NUMBER
                                  OF SHARES         VALUE

ENERGY -- 7.2%

Exxon Mobil Corp.                    42,015  $  2,819,207
Halliburton Co.                       6,813       193,830
Hess Corp.                           10,220       423,312
Occidental Petroleum Corp.           10,598       509,870
Schlumberger Ltd.                     5,425       336,513
Transocean Inc.                       4,038       295,703(a)
                                                4,578,435

FINANCIALS -- 19.4%

ACE Ltd.                              8,832       483,375
Allstate Corp.                       16,655     1,044,768(h)
American International
   Group, Inc.                       15,898     1,053,401
Bank of America Corp.                35,328     1,892,521
BlackRock Inc. (Class A)              2,019       300,831
Chubb Corp.                          13,374       694,913
Citigroup, Inc.                      22,080     1,096,714
Everest Re Group, Ltd.                1,009        98,408
Federal Home Loan
   Mortgage Corp.                    13,248       878,740
Federal National
   Mortgage Assoc.                    5,804       324,502
Mellon Financial Corp.               21,323       833,729
Merrill Lynch &
   Company, Inc.                      7,192       562,558
Metlife, Inc.                        17,033       965,430
Morgan Stanley                        8,592       626,443
Prudential Financial, Inc.            5,514       420,443
State Street Corp.                    4,542       283,421(e)
SunTrust Banks, Inc.                  7,697       594,824
The Bank of New York
   Company, Inc.                      6,056       213,535
                                               12,368,556

HEALTHCARE -- 14.6%

Abbott Laboratories                   1,893        91,924
Aetna, Inc.                          15,772       623,783
Amgen, Inc.                          11,828       846,057(a)
Baxter International, Inc.           25,234     1,147,138
DaVita, Inc.                          1,262        73,032(a)
Eli Lilly & Co.                       7,839       446,823
GlaxoSmithKline PLC ADR              11,119       591,864
Johnson & Johnson                    13,753       893,120
Medco Health Solutions, Inc.          9,715       583,969(a)
Novartis AG ADR                       9,211       538,291
Pfizer Inc.                          61,340     1,739,602
Quest Diagnostics Inc.                3,280       200,605
Thermo Electron Corp.                 6,813       267,955(a)
UnitedHealth Group, Inc.              3,533       173,824
Wyeth                                22,080     1,122,547
                                                9,340,534


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE VALUE EQUITY FUND
Schedule of Investments

                                                              September 30, 2006


                                     NUMBER
                                  OF SHARES         VALUE

INDUSTRIALS -- 8.5%
ABB Ltd. ADR                         34,067  $    449,003
Burlington Northern
   Santa Fe Corp.                     3,533       259,464
Cooper Industries Ltd.                4,795       408,630
Deere & Co.                           9,475       795,047
Eaton Corp.                          11,608       799,211
General Dynamics Corp.                7,444       533,511
ITT Corp.                             4,038       207,028
Northrop Grumman Corp.               12,617       858,839
Rockwell Collins, Inc.                3,154       172,965(j)
Textron Inc.                          2,713       237,388
3M Co.                                3,011       224,079
Tyco International Ltd.              12,617       353,150
Waste Management, Inc.                3,154       115,689
                                                5,414,004

INFORMATION TECHNOLOGY -- 16.7%

Analog Devices, Inc.                 20,566       604,435(h)
Applied Materials, Inc.               2,523        44,733(j)
Cisco Systems, Inc.                  41,006       943,138(a)
First Data Corp.                     27,379     1,149,918
Hewlett-Packard Co.                  11,356       416,652
Intel Corp.                          25,234       519,063
International Business
   Machines Corp.                    15,645     1,281,951
Maxim Integrated Products, Inc.      11,734       329,373
Microchip Technology Inc.            10,472       339,502
Microsoft Corp.                      75,703     2,068,963
National Semiconductor Corp.         17,033       400,786(j)
Oracle Corp.                         83,274     1,477,281(a)
Sun Microsystems, Inc.               47,130       234,236(a)
Texas Instruments Incorporated       18,043       599,930
Xerox Corp.                           9,126       142,001(a)
Yahoo! Inc.                           3,785        95,685(a)
                                               10,647,647

MATERIALS -- 4.0%

Air Products & Chemicals, Inc.        9,841       653,147
Barrick Gold Corp.                   22,459       689,940
Dow Chemical Co.                      5,678       221,328
Freeport-McMoRan Copper &
   Gold Inc. (Class B)               10,334       550,389
Monsanto Co.                          3,785       177,933
PAN American Silver Corp.             1,262        24,659(a,j)
Praxair, Inc.                         1,072        63,420
Vulcan Materials Co.                    505        39,516
Weyerhaeuser Co.                      2,397       147,487
                                                2,567,819

TELECOMMUNICATION SERVICES -- 3.4%

Alltel Corp.                         10,094       560,217
AT&T, Inc.                            3,154       102,694
Sprint Nextel Corp. (Series 1)       23,468       402,476
Verizon Communications Inc.          27,127     1,007,226(h)
Vodafone Group, PLC ADR               3,533        80,764
                                                2,153,377

                                     NUMBER
                                  OF SHARES         VALUE

UTILITIES -- 4.9%

American Electric Power
   Company, Inc.                      6,593 $     239,787
Constellation Energy Group, Inc.     13,248       784,282
Dominion Resources, Inc.             11,229       858,906
Duke Energy Corp.                    17,286       522,037
Edison International                  3,520       146,573
Entergy Corp.                         7,318       572,487
                                                3,124,072

TOTAL COMMON STOCK
   (COST $54,528,054)                          61,705,313


--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.0%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund                         10,941       379,215(q)
Industrial Select Sector
   SPDR Fund                         45,359     1,512,269(q)

TOTAL EXCHANGE TRADED FUNDS
   (COST $1,584,085)                            1,891,484


TOTAL INVESTMENTS IN SECURITIES
   (COST $56,112,139)                          63,596,797


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.7%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.8%

GEI Short Term Investment Fund
   5.49%                          1,823,230     1,823,230(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 1.9%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                          1,204,998     1,204,998(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $3,028,228)                            3,028,228

TOTAL INVESTMENTS
   (COST $59,140,367)                          66,625,025


LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (4.4)%                        (2,774,394)
                                              -----------

NET ASSETS-- 100.0%                           $63,850,631
                                              ===========


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE Small-Cap Equity Fund

                                                                             Q&A


GE SMALL-CAP EQUITY FUND IS MANAGED BY JACK FEILER, JEFFREY SCHWARTZ AND DENNISON T. "DAN" VERU, MEMBERS OF THE PALISADE CAPITAL MANAGEMENT, LLC ("PALISADE") INVESTMENT POLICY COMMITTEE.

PALISADE HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUND PORTFOLIOS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 143.


Q. HOW DID THE GE SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Small-Cap Equity Fund returned 6.60% for Class A shares, 5.77% for Class B shares, 5.79% for Class C shares, and 6.85% for Class Y shares excluding sales charges, if applicable. The Russell 2000 Index, the Fund's benchmark, returned 9.91% and the Fund's Lipper peer group of 657 Small-Cap Core Funds returned an average of 7.55% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The Fund achieved a solid return while remaining invested in companies with greater consistent earnings growth, higher return-on-invested-capital, and increasing free cash flow generation. The market had experienced a style leadership change and defensive sectors have led in the last two quarters, possibly indicating investors' growing expectations of economic weakness. When profit growth is scarce, earnings predictability and visibility matter more.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund's holdings in the Consumer Discretionary, Consumer Staples, and Energy sectors declined 11.8%, 12.2%, and 16.2%, respectively during the period and trailed their respective Index's sector return. Our positions in the Materials, Financial Services, and Industrials Sectors gained 24.8%, 17.9%, and 23.0% respectively, and readily surpassed the respective returns achieved by the Index's sectors. Some core holdings in the Fund were trimmed as their returns approached high double and triple digits. While the outlook continued to be positive for these stocks, the prices declined greatly with the market's increased volatility over the past few months and the Fund lagged its benchmark.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING
    THE PERIOD?

A. The most significant changes in sector allocation include reductions in the Information Technology and Consumer Discretionary sectors and increases in the Financial Services and Industrial sectors. Continued rate increases by the Federal Reserve to stem inflationary pressure impeded the buying power of most consumers in the past twelve months. We also scaled back our exposure to the Health Care sector and added a few new stocks to the Industrials sector, but most of the increase in allocation was due to market appreciation.

GE Small-Cap Equity Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
-----------------------------------------------------------------------------------------------------------------------------------
                                  ACCOUNT VALUE AT THE                  ACCOUNT VALUE AT THE                     EXPENSES PAID
                               BEGINNING OF THE PERIOD ($)              END OF THE PERIOD ($)               DURING THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-----------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                                934.10                               5.85
     Class B                            1,000.00                                930.42                               9.40
     Class C                            1,000.00                                930.82                               9.40
     Class Y                            1,000.00                                935.15                               4.66
-----------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,018.71                               6.24
     Class B                            1,000.00                              1,015.00                              10.03
     Class C                            1,000.00                              1,015.01                              10.03
     Class Y                            1,000.00                              1,019.94                               4.98
-----------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.23% FOR CLASS A, 1.99% FOR CLASS B, 1.98% FOR CLASS C, AND 0.98% FOR CLASS Y, (FROM PERIOD APRIL 1, 2006 - SEPTEMBER 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: (6.59)% FOR CLASS A SHARES, (6.96)% FOR CLASS B SHARES, (6.92)% FOR CLASS C SHARES, AND (6.48)% FOR CLASS Y SHARES.

GE Small-Cap Equity Fund


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
The Manitowoc Company Inc.                               2.27%
--------------------------------------------------------------------------------
Harsco Corp.                                             2.07%
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                             1.98%
--------------------------------------------------------------------------------
DRS Technologies, Inc.                                   1.88%
--------------------------------------------------------------------------------
Parametric Technology Corp.                              1.86%
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                      1.82%
--------------------------------------------------------------------------------
Raymond James Financial, Inc.                            1.74%
--------------------------------------------------------------------------------
Federal Realty Investment
Trust (REIT)                                             1.69%
--------------------------------------------------------------------------------
Woodward Governor Co.                                    1.68%
--------------------------------------------------------------------------------
Micros Systems, Inc.                                     1.67%
--------------------------------------------------------------------------------


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.


LIPPER PERFORMANCE COMPARISON
Small Cap Core Peer Group
Based on average annual total returns for the periods ended 9/30/06

                                          ONE           FIVE
                                         YEAR           YEAR
                                        ------         -------
Number of Funds in
peer group:                               657            397
--------------------------------------------------------------------------------
Peer group average
annual total return:                        7.55%         13.53%
--------------------------------------------------------------------------------
Lipper categories in peer group: Small Cap Core


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

Class A

[Line chart omitted -- plot points are as follows:]

GE Small-Cap
                    GE Small-Cap
                    Equity Fund                              With Load                       Russell 2000 Index
9/98                 $10,000.00                             $ 9,425.00                            $10,000.00
9/99                  12,227.80                              11,524.71                             11,898.08
9/00                  15,626.53                              14,728.01                             14,699.33
9/01                  16,361.05                              15,420.29                             11,591.04
9/02                  15,882.86                              14,969.60                             10,524.54
9/03                  17,514.00                              16,506.94                             14,371.94
9/04                  20,555.10                              19,373.19                             17,069.51
9/05                  24,844.80                              23,416.22                             20,124.55
9/06                  26,485.50                              24,962.58                             22,119.08

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                       ENDING VALUE
                                          ONE           FIVE           SINCE            OF A $10,000
                                         YEAR           YEAR         INCEPTION        INVESTMENT (A)
                                        ------         ------       -----------     -----------------
GE Small-Cap Equity                      6.60%         10.11%         12.94%            $26,485
GE Small-Cap Equity
  W/LOAD                                 0.47%          8.82%         12.11%            $24,963
  MAXIMUM LOAD
     OF 5.75%
Russell 2000 Index                       9.91%         13.80%         10.43%            $22,119

CLASS B SHARES

Class B

[Line chart omitted -- plot points are as follows:]

                    GE Small-Cap
                     Equity Fund                        Russell 2000 Index
9/98                 $10,000.00                             $10,000.00
9/99                  12,136.76                              11,898.08
9/00                  15,385.48                              14,699.33
9/01                  15,989.46                              11,591.04
9/02                  15,417.74                              10,524.54
9/03                  16,882.15                              14,371.94
9/04                  19,645.18                              17,069.51
9/05                  23,744.98                              20,124.55
9/06                  25,313.05                              22,119.08


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                  ENDING VALUE
                                        ONE        FIVE           SINCE           OF A $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                     -------      ------       -----------      ----------------
GE Small-Cap Equity                    5.77%        9.30%         12.30%           $25,313
GE Small-Cap Equity
  W/LOAD                               1.77%        9.30%         12.30%
  MAXIMUM LOAD                         4.00%        0.00%          0.00%
Russell 2000 Index                     9.91%       13.80%         10.43%           $22,119

CLASS C SHARES

Class C

[Line chart omitted -- plot points are as follows:]

                    GE Small-Cap
                     Equity Fund                        Russell 2000 Index
9/99                 $10,000.00                             $10,000.00
3/00                  12,979.49                              12,683.52
9/00                  12,676.77                              12,354.36
3/01                  12,791.83                              10,755.54
9/01                  13,174.41                               9,741.94
3/02                  15,468.70                              12,274.02
9/02                  12,696.65                               8,845.58
3/03                  11,647.15                               8,970.55
9/03                  13,905.86                              12,079.21
3/04                  16,780.57                              14,696.52
9/04                  16,187.38                              14,346.44
3/05                  17,901.84                              15,492.02
9/05                  19,427.64                              16,914.11
3/06                  22,079.86                              19,488.94
9/06                  20,552.41                              18,590.46


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                  ENDING VALUE
                                        ONE        FIVE           SINCE           OF A $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                     -------      ------       -----------      ----------------
GE Small-Cap Equity                    5.79%        9.30%         10.84%           $20,552
GE Small-Cap Equity
  W/LOAD                               4.79%        9.30%         10.84%
  MAXIMUM LOAD                         1.00%        0.00%          0.00%
Russell 2000 Index                     9.91%       13.80%          9.26%           $18,590


CLASS Y SHARES

Class Y

[Line chart omitted -- plot points are as follows:]

                    GE Small-Cap
                     Equity Fund                        Russell 2000 Index
9/98                 $10,000.00                             $10,000.00
9/99                  12,252.95                              11,898.08
9/00                  15,696.90                              14,699.33
9/01                  16,478.53                              11,591.04
9/02                  16,031.47                              10,524.54
9/03                  17,734.30                              14,371.94
9/04                  20,863.07                              17,069.51
9/05                  25,289.68                              20,124.55
9/06                  27,020.80                              22,119.08

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                  ENDING VALUE
                                        ONE        FIVE           SINCE           OF A $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                     -------      ------       -----------      ----------------
GE Small-Cap Equity                   6.85%       10.40%         13.23%             $27,021
Russell 2000 Index                    9.91%       13.80%         10.43%             $22,119


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE SMALL-CAP EQUITY FUND
Schedule of Investments

                                                              September 30, 2006

GE SMALL-CAP EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $116,034
(IN THOUSANDS) AS OF SEPTEMBER 30, 2006

[Pie chart omitted -- plot points are as follows:]

Short-Term  23.3%
Industrials  21.8%
Financials  17.8%
Information Technology  10.8%
Consumer Discretionary  9.1%
Healthcare  6.5%
Energy  5.7%
Materials  2.3%
Consumer Staples  1.9%
Utilities  0.8%


                                     NUMBER
                                  OF SHARES         VALUE

COMMON STOCK -- 99.2%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 11.8%

ACCO Brands Corp.                       300  $      6,678(a,j)
American Eagle Outfitters            41,500     1,818,945(j)
Arbitron, Inc.                       32,600     1,206,526(j)
Bright Horizons Family
   Solutions, Inc.                   21,200       884,676(a)
Brinker International, Inc.          23,800       954,142
CBRL Group, Inc.                      9,200       371,956(j)
Finish Line (Class A)                37,800       477,036
Interactive Data Corp.               70,300     1,402,485(a,j)
Pool Corp.                           24,400       939,400(j)
RARE Hospitality
   International, Inc.               15,600       476,736(a)
The Talbots, Inc.                    29,200       795,700(j)
Timberland Co. (Class A)             18,700       537,999(a,j)
Triarc Companies, Inc. (Class B)     45,600       689,472(j)
                                               10,561,751

CONSUMER STAPLES -- 2.5%

Central European
   Distribution Corp.                41,400       969,174(a,j)
Smithfield Foods, Inc.               46,100     1,245,622(a,j)
                                                2,214,796

ENERGY -- 7.4%

Chesapeake Energy Corp.              64,500     1,869,210(j)
Dril-Quip Inc.                       12,400       839,232(a,j)
Hydril Company                       20,300     1,138,018(a,j)
Oil States International, Inc.       70,200     1,930,500(a,j)
St. Mary Land & Exploration Co.      23,100       848,001(j)
                                                6,624,961

                                     NUMBER
                                  OF SHARES         VALUE

FINANCIALS -- 23.0%

BioMed Realty Trust, Inc. (REIT)     61,600  $  1,868,944
Cullen/Frost Bankers, Inc.           29,900     1,728,818(j)
Federal Realty Investment
   Trust (REIT)                      26,400     1,961,520
Global Cash Access
   Holdings, Inc.                    62,300       940,107(a,j)
HCC Insurance Holdings, Inc.         69,800     2,295,024
Hilb Rogal & Hobbs Co.               32,900     1,403,185(j)
Jones Lang LaSalle Inc.              19,100     1,632,668(j)
Omega Healthcare
   Investors, Inc. (REIT)            86,700     1,301,367
Raymond James Financial, Inc.        69,075     2,019,753
Sandy Spring Bancorp, Inc.           17,200       608,192(j)
Sky Financial Group, Inc.            37,100       923,790
Sterling Bancorp                     21,957       431,675(j)
Trammell Crow Co.                    37,900     1,383,729(a,j)
Webster Financial Corp.              21,200       998,732(j)
Westamerica Bancorporation           22,400     1,131,424(j)
                                               20,628,928

HEALTHCARE -- 8.3%

Computer Programs and
   Systems, Inc.                     42,300     1,386,171(j)
Immunicon Corp.                      52,700       230,826(a,j)
KV Pharmaceutical Co.
   (Class A)                         46,000     1,090,200(a,j)
Medical Action Industries Inc.       30,700       825,523(a)
Molina Healthcare, Inc.              11,200       396,032(a,j)
Salix Pharmaceuticals Ltd.           36,800       499,008(a,j)
The Cooper Companies, Inc.           17,300       925,550
Thoratec Corp.                       51,100       797,671(a,j)
Varian, Inc.                         28,800     1,321,056(a)
                                                7,472,037

INDUSTRIALS -- 28.2%

ADESA, Inc.                          74,900     1,730,939(j)
Comfort Systems USA, Inc.            87,300     1,000,458(j)
DRS Technologies, Inc.               50,000     2,183,500(j)
EDO Corp.                            20,000       457,600(j)
Genesee & Wyoming Inc.
   (Class A)                         75,530     1,753,806(a,j)
Harsco Corp.                         30,900     2,399,385
Herman Miller Inc.                   40,300     1,378,663
Matthews International
   Corp. (Class A)                   14,500       533,745
Mueller Industries, Inc.             41,100     1,445,487(j)
NCI Building Systems, Inc.           13,600       791,112(a,j)
Old Dominion Freight Line            35,900     1,078,077(a,j)
Oshkosh Truck Corp.                  41,900     2,114,693
Quanta Services, Inc.                75,100     1,266,186(a,j)
RailAmerica, Inc.                    27,000       294,840(a,j)
Teledyne Technologies Inc.           36,900     1,461,240(a)
TeleTech Holdings Inc.               55,600       869,028(a,j)
The Manitowoc Company Inc.           58,700     2,629,173
Woodward Governor Co.                58,100     1,948,674(j)
                                               25,336,606


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE SMALL-CAP EQUITY FUND
Schedule of Investments

                                                              September 30, 2006


                                     NUMBER
                                  OF SHARES         VALUE

INFORMATION TECHNOLOGY -- 14.0%

Blackbaud, Inc.                      50,400  $  1,108,296(j)
CommScope, Inc.                       6,900       226,657(a)
Digital Insight Corp.                50,400     1,477,728(a)
Intergraph Corp.                      6,200       265,856(a)
Kronos Inc.                          10,000       340,900(a,j)
Manhattan Associates, Inc.           18,700       451,418(a,j)
Micros Systems, Inc.                 39,700     1,942,124(a)
Mobility Electronics, Inc.           93,100       517,636(a,j)
MoneyGram International, Inc.        50,300     1,461,718
Parametric Technology Corp.         123,680     2,159,453(a,j)
Photon Dynamics, Inc.                45,100       598,477(a,j)
Rudolph Technologies, Inc.           66,700     1,222,611(a,j)
Semtech Corp.                        48,400       617,584(a)
Zebra Technologies Corp.
   (Class A)                          5,000       178,700(a)
                                               12,569,158

MATERIALS -- 2.9%

Commercial Metals Co.                74,200     1,508,486
Packaging Corporation
   of America                        47,000     1,090,400
                                                2,598,886

UTILITIES -- 1.1%

IDACORP, Inc.                        25,300       956,593(j)

TOTAL COMMON STOCK
   (COST $71,132,424)                          88,963,716

                                     NUMBER
                                  OF SHARES         VALUE


SHORT-TERM INVESTMENTS -- 30.2%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.2%

GEI Short Term Investment Fund
   5.49%                          1,088,131  $  1,088,131(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 29.0%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                         25,981,895    25,981,895(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $27,070,026)                          27,070,026

TOTAL INVESTMENTS
(COST $98,188,057)                            116,033,742

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (29.4)%                      (26,396,051)
                                           --------------

NET ASSETS-- 100.0%                        $   89,637,691
                                           ==============


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE Global Equity Fund


                                                                             Q&A

THE GE GLOBAL EQUITY FUND IS CO-MANAGED BY ROBERT A. JASMINSKI AND DAIZO MOTOYOSHI. MESSRS. JASMINSKI AND MOTOYOSHI EACH INDEPENDENTLY MANAGE APPROXIMATELY ONE-HALF OF THE PORTFOLIO; HOWEVER, THEY OPERATE AS A COLLABORATIVE TEAM AND INFORM EACH OTHER OF TRADES. MR. MOTOYOSHI HAS OVERSIGHT AUTHORITY OVER MR. JASMINSKI'S PORTION OF THE PORTFOLIO. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 143.


Q. HOW DID THE GE GLOBAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Global Equity Fund returned 17.85% for Class A shares, 17.00% for Class B shares, 16.94% for Class C shares, and 18.14% for Class Y shares excluding sales charges, if applicable. The MSCI World Index, the Fund's benchmark, returned 14.18% and the Fund's Lipper peer group of 60 Global Large-Cap Core Funds returned an average of 13.46% for the same period.


Q.  WHAT WORLD EVENTS HAD A MAJOR IMPACT ON FINANCIAL MARKETS?

A. Returns have been positive for the year despite periods of high volatility. Global GDP has been growing at a steady pace helped by the surging economies of China and India and strong demand has pushed commodities such as crude oil and base metals to record highs. Interest rates, while rising, are still at attractively low levels, fuelling unprecedented activity in the M&A markets. However, geopolitical concerns in Lebanon, Iran, Iraq and North Korea have added to volatility in the global markets. Rising rates, inflation and housing weakness in the U.S. are more direct economic risks.


Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. The Energy and Financial sectors were the largest positive contributors to performance. On a regional basis, stock selection in the U.S. and Europe added the most value to performance. A slight negative impact to performance was caused by holdings in the Information Technology and Industrial sectors. Canada was the only region that had a negative impact to performance. More specifically, the holdings in Schlumberger and Monsanto were the two top contributing names in the portfolio, while holdings in Jupiter Telecommunications and Yahoo had the largest negative impact.


Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. Key buys included Sekisui Chemical, a Japanese homebuilder, which we believe is well positioned to benefit from a revival in the housing market as the Japanese economy continues to improve. Another new buy was Nexen, a Canadian oil sands company. Nexen has significant oil sands assets that will be developed over the next couple of years. Key sells for the period include Johnson & Johnson and Fed Ex. We sold J&J on concerns over future growth prospects while Fed Ex was eliminated on concerns about its valuation and that the upward pressure of fuel costs would negatively impact margins.


PICTURED TO THE RIGHT:
DAIZO MOTOYOSHI

[Photo omitted]

GE Global Equity Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
-----------------------------------------------------------------------------------------------------------------------------------
                                  ACCOUNT VALUE AT THE                  ACCOUNT VALUE AT THE                     EXPENSES PAID
                               BEGINNING OF THE PERIOD ($)              END OF THE PERIOD ($)               DURING THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-----------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,018.59                               7.38
     Class B                            1,000.00                              1,014.75                              11.14
     Class C                            1,000.00                              1,014.65                              11.13
     Class Y                            1,000.00                              1,019.76                               6.12
-----------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,017.56                               7.42
     Class B                            1,000.00                              1,013.85                              11.20
     Class C                            1,000.00                              1,013.85                              11.20
     Class Y                            1,000.00                              1,018.79                               6.16
-----------------------------------------------------------------------------------------------------------------------------------


* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.47% FOR CLASS A, 2.22% FOR CLASS B, 2.22% FOR CLASS C, AND 1.22% FOR CLASS Y, (FROM PERIOD APRIL 1, 2006 - SEPTEMBER 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 1.86% FOR CLASS A SHARES, 1.47% FOR CLASS B SHARES, 1.47% FOR CLASS C SHARES, AND 1.98% FOR CLASS Y SHARES.

GE Global Equity Fund


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
Bank of America Corp.                                    2.32%
--------------------------------------------------------------------------------
UniCredito Italiano S.p.A.                               2.18%
--------------------------------------------------------------------------------
Toyota Motor Corp.                                       2.04%
--------------------------------------------------------------------------------
Monsanto Co.                                             1.98%
--------------------------------------------------------------------------------
Potash Corp. of Saskatchewan                             1.97%
--------------------------------------------------------------------------------
Schlumberger Ltd.                                        1.94%
--------------------------------------------------------------------------------
Sandvik AB                                               1.91%
--------------------------------------------------------------------------------
BHP Billiton PLC                                         1.86%
--------------------------------------------------------------------------------
United Technologies Corp.                                1.81%
--------------------------------------------------------------------------------
Roche Holding AG                                         1.80%
--------------------------------------------------------------------------------


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests in companies in developed and developing countries, including the United States.

LIPPER PERFORMANCE
COMPARISON
Global Large Cap Core Peer Group
Based on average annual total returns for the periods ended 9/30/06

                                          ONE           FIVE            TEN
                                         YEAR           YEAR           YEAR
                                        ------         ------         ------
Number of Funds
in peer group:                            60            41              26
--------------------------------------------------------------------------------
Peer group average
annual total return:                   13.46%         8.49%           6.47%
--------------------------------------------------------------------------------
Lipper categories in peer group: Global Large Cap Core


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

Class A

[Line chart omitted -- plot points are as follows:]

GE Global Equity Fund
                GE Global Equity Fund                        With Load                           MSCIW Index
9/96                 $10,000.00                             $ 9,425.00                            $10,000.00
9/97                  11,881.53                              11,198.34                             12,411.13
9/98                  10,591.60                               9,982.59                             12,427.99
9/99                  14,499.38                              13,665.66                             16,090.98
9/00                  16,594.34                              15,640.16                             17,404.01
9/01                  12,165.73                              11,466.20                             12,495.37
9/02                   9,867.32                               9,299.95                             10,098.56
9/03                  11,895.91                              11,211.90                             12,663.21
9/04                  13,445.64                              12,672.52                             14,828.15
9/05                  15,687.36                              14,785.34                             17,634.50
9/06                  18,487.15                              17,424.14                             20,135.66


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                     -------      ------         ------         ----------------
GE Global Equity                      17.85%       8.73%          6.34%            $18,487
GE Global Equity
  W/LOAD                              11.07%       7.45%          5.71%            $17,424
  MAXIMUM LOAD
     OF 5.75%
MSCI World Index                      14.18%      10.01%          7.25%            $20,136

CLASS B SHARES

Class B

[Line chart omitted -- plot points are as follows:]

                GE Global Equity Fund                       MSCIW Index
9/96                 $10,000.00                             $10,000.00
9/97                  11,791.73                              12,411.13
9/98                  10,442.65                              12,427.99
9/99                  14,186.67                              16,090.98
9/00                  16,111.01                              17,404.01
9/01                  11,722.56                              12,495.37
9/02                   9,438.53                              10,098.56
9/03                  11,378.98                              12,663.21
9/04                  12,861.36                              14,828.15
9/05                  15,005.67                              17,634.50
9/06                  17,683.79                              20,135.66


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                     -------      ------         ------         ----------------
GE Global Equity                     17.00%        7.94%          5.87%             $17,684

GE Global Equity
  W/LOAD                             13.00%        7.94%          5.87%
  MAXIMUM LOAD                        4.00%        0.00%          0.00%
MSCI World Index                     14.18%       10.01%          7.25%             $20,136

CLASS C SHARES

Class C

[Line chart omitted -- plot points are as follows:]

                GE Global Equity Fund                       MSCIW Index
9/99                 $10,000.00                             $10,000.00
3/00                  12,562.24                              11,806.73
9/00                  11,356.44                              10,816.00
3/01                   9,606.41                               8,842.64
9/01                   8,259.17                               7,765.45
3/02                   9,021.63                               8,461.30
9/02                   6,648.92                               6,275.92
3/03                   6,718.23                               6,413.90
9/03                   8,019.22                               7,869.76
3/04                   9,256.23                               9,227.84
9/04                   9,000.30                               9,215.19
3/05                   9,800.09                              10,202.04
9/05                  10,418.59                              10,959.25
3/06                  12,007.51                              12,040.29
9/06                  12,183.46                              12,513.63


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE           SINCE              $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                     -------      ------         ------         ----------------
GE Global Equity                     16.94%        8.09%          2.86%            $12,183
GE Global Equity
  W/LOAD                             15.94%        8.09%          2.86%
  MAXIMUM LOAD                        1.00%        0.00%          0.00%
MSCI World Index                     14.18%       10.01%          3.26%            $12,514

CLASS Y SHARES

Class Y

[Line chart omitted -- plot points are as follows:]

                GE Global Equity Fund                       MSCIW Index
9/96                 $10,000.00                             $10,000.00
9/97                  11,913.90                              12,411.13
9/98                  10,651.81                              12,427.99
9/99                  14,613.84                              16,090.98
9/00                  16,769.08                              17,404.01
9/01                  12,324.82                              12,495.37
9/02                  10,026.25                              10,098.56
9/03                  12,118.68                              12,663.21
9/04                  13,731.48                              14,828.15
9/05                  16,063.53                              17,634.50
9/06                  18,978.22                              20,135.66


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                     -------      ------         ------         ----------------
GE Global Equity                     18.14%        9.02%          6.62%            $18,978

MSCI World Index                     14.18%       10.01%          7.25%            $20,136

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE GLOBAL EQUITY FUND
Schedule of Investments

                                                              September 30, 2006


GE GLOBAL EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $67,153
(IN THOUSANDS) AS OF SEPTEMBER 30, 2006

[Pie chart omitted -- plot points are as follows:]

United States  46.4%
Continental Europe  21.3%
Japan  11.6%
United Kingdom  7.6%
Canada  5.5%
Pacific Rim  3.0%
Latin America  2.2%
Emerging Asia  1.9%
Emerging Europe  0.5%

                                     NUMBER
                                  OF SHARES         VALUE

COMMON STOCK -- 96.1%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.2%

Dyno Nobel Ltd.                     188,060 $     335,412(a)
Energy Resources of
   Australia Ltd.                    39,804       371,297(j)
                                                  706,709

BRAZIL -- 0.8%

Petroleo Brasileiro S.A. ADR          6,521       488,032

CANADA -- 6.3%

Alliance Atlantis Communications,
   Inc. (Class B)                     4,558       141,563(a)
Barrick Gold Corp.                   21,062       647,025(h)
Canadian National Railway Co.        13,923       583,427(j)
Nexen, Inc.                           6,640       355,613
Nexen, Inc.                           6,684       357,327
Nortel Networks Corp.               137,865       317,090(a)
Potash Corp of Saskatchewan          12,686     1,321,754(j)
                                                3,723,799

CHINA -- 0.9%

China Petroleum &
   Chemical Corp.                   878,000       543,099

EGYPT -- 0.5%

Orascom Construction
   Industries                         4,192       183,300

                                     NUMBER
                                  OF SHARES         VALUE

Orascom Construction
   Industries GDR                       958 $      83,154
Orascom Construction
   Industries GDR                       466        40,449(b)
                                                  306,903

FINLAND -- 1.4%

Nokia OYJ                            40,776       808,886

FRANCE -- 2.9%

BNP Paribas                           6,638       713,477(j)
LVMH Moet Hennessy Louis
   Vuitton S.A.                       4,424       455,333
Veolia Environnement                  6,423       387,371(j)
Vinci S.A.                            1,362       151,482
                                                1,707,663

GERMANY -- 3.4%

Bayer AG                              6,607       336,450
E.ON AG                               6,851       811,266
Linde AG                              1,828       172,027
Siemens AG (Regd.)                    5,286       460,687
Wacker Chemie AG                      1,887       221,825(a)
                                                2,002,255

INDIA -- 0.3%

Reliance Capital Ltd.                   901        11,209
Reliance Communication Ltd.          18,034       136,163
Reliance Energy Ltd.                    450        14,241
Reliance Petroleum Ltd.               9,017         8,757
                                                  170,370

ITALY -- 4.6%

Banca Intesa S.p.A.                 102,472       673,695
Saipem S.p.A.                        22,479       488,066(j)
SanPaolo IMI S.p.A.                   5,038       106,258
UniCredito Italiano S.p.A.          176,586     1,464,053
                                                2,732,072

JAPAN -- 13.1%

East Japan Railway Co.                   30       209,884(j)
Hoya Corp.                           20,500       772,668(j)
Japan Tobacco, Inc.                      39       151,620
Jupiter Telecommunications Co.       1,1788        89,000(a)
Mitsubishi Estate
   Company Ltd.                      38,000       830,390
Mitsubishi UFJ Financial
   Group, Inc.                           15       193,114
NEOMAX Company Ltd.                  11,000       188,667(j)
Nidec Corp.                           8,200       618,829(j)
Nomura Holdings, Inc.                38,400       676,509(j)
Sekisui Chemical Company Ltd.        46,000       388,057(j)


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE GLOBAL EQUITY FUND
Schedule of Investments

                                                              September 30, 2006


                                     NUMBER
                                  OF SHARES         VALUE

Seven & I Holdings
   Company Ltd.                      10,500 $     337,949
Shiseido Company Ltd.                 7,000       139,923(j)
SMC Corp.                             4,507       596,658
Toray Industries Inc.                55,000       414,136(j)
Toyota Motor Corp.                   25,200     1,370,296(j)
                                                7,777,700

MEXICO -- 0.8%

America Movil S.A. de
   C.V. ADR (Series L)               11,390       448,424

NETHERLANDS -- 1.6%

Koninklijke Philips
   Electronics N.V.                  26,388       924,925

NORWAY -- 0.9%

Acergy S.A.                          32,237       551,406(a)

SINGAPORE -- 2.2%

CapitaLand Ltd.                     340,073     1,082,557
Singapore
   Telecommunications Ltd.          160,800       247,322
                                                1,329,879

SOUTH KOREA -- 0.5%

Samsung Electronics
   Company Ltd.                         400       280,613

SPAIN -- 1.6%

Acciona S.A.                          2,368       359,960(j)
Banco Santander Central
   Hispano S.A. (Regd.)              37,277       588,841
                                                  948,801

SWEDEN -- 2.2%

Sandvik AB                          111,761     1,281,007

SWITZERLAND -- 5.6%

ABB Ltd. (Regd.)                     16,721       219,355
Nestle S.A. (Regd.)                   2,528       878,989
Novartis AG (Regd.)                  17,641     1,026,989
Roche Holding AG                      7,027     1,211,561
                                                3,336,894

TAIWAN -- 0.5%

Taiwan Semiconductor
   Manufacturing Company
   Ltd. ADR                          30,824       295,910

                                     NUMBER
                                  OF SHARES         VALUE

UNITED KINGDOM -- 8.6%

Associated British Foods PLC         11,736 $     181,955
BHP Billiton PLC                     72,688     1,251,870
Diageo PLC                           37,615       662,937
GlaxoSmithKline PLC                  17,681       469,647
Prudential PLC                       57,409       711,519
Reed Elsevier PLC                    79,516       880,052
Royal Bank of Scotland
   Group, PLC                        21,087       724,373
Smith & Nephew PLC                   23,779       218,203
                                                5,100,556

UNITED STATES -- 36.2%

Activision, Inc.                     23,555       355,681(a)
Alberto-Culver Co.                    4,593       232,360
Alltel Corp.                         17,235       956,543
American International
   Group, Inc.                       12,215       809,366
Amgen, Inc.                          13,484       964,511(a)
Bank of America Corp.                29,044     1,555,887
Cisco Systems, Inc.                  10,733       246,859(a)
Cogent, Inc.                         17,045       234,028(a,j)
Dominion Resources, Inc.             10,627       812,859
Dover Corp.                           4,067       192,938
eBay, Inc.                           11,598       328,919(a)
Exxon Mobil Corp.                     2,853       191,436
Hexcel Corp.                         28,397       401,818(a,j)
Joy Global, Inc.                      2,586        97,259
Kellogg Co.                           7,585       375,609
Medco Health Solutions, Inc.          6,787       407,967(a)
Medtronic Inc.                        4,389       203,825
Mellon Financial Corp.               14,968       585,249
Metlife, Inc.                        17,414       987,026
Microsoft Corp.                      38,123     1,041,902
Monsanto Co.                         28,293     1,330,054(h)
Occidental Petroleum Corp.           22,806     1,097,197
Oracle Corp.                         50,760       900,482(a,h)
Peabody Energy Corp.                  1,846        67,896
PepsiCo, Inc.                         6,754       440,766
Pfizer Inc.                          31,483       892,858
Praxair, Inc.                        19,555     1,156,874
Schlumberger Ltd.                    21,038     1,304,987
State Street Corp.                    9,910       618,384(e)
Textron Inc.                          2,180       190,750
United Technologies Corp.            19,143     1,212,709
UnitedHealth Group, Inc.              7,969       392,075
Yahoo! Inc.                          31,691       801,148(a)
                                               21,388,222

TOTAL COMMON STOCK
   (COST $47,258,033)                          56,854,125


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE GLOBAL EQUITY FUND
Schedule of Investments

                                                              September 30, 2006


                                     NUMBER
                                  OF SHARES         VALUE

PREFERRED STOCK -- 0.9%
--------------------------------------------------------------------------------

Cia Vale do Rio Doce ADR
   (COST $347,662)                   28,700 $     531,237(h)

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.4%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund                          4,870       168,794(q)
Industrial Select Sector
   SPDR Fund                         20,207       673,701(h,q)

TOTAL EXCHANGE TRADED FUNDS
   (COST $666,794)                                842,495


TOTAL INVESTMENTS IN SECURITIES
   (COST $48,272,489)                          58,227,857

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.1%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.4%

GEI Short Term Investment Fund
   5.49%                            828,271       828,271(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 13.7%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                          8,097,220     8,097,220(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $8,925,491)                            8,925,491

TOTAL INVESTMENTS
   (COST $57,197,980)                          67,153,348

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (13.5)%                       (7,998,051)
                                              -----------

NET ASSETS-- 100.0%                           $59,155,297
                                              ===========

OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Global Equity Fund had the following long futures contracts open at September 30, 2006:

                              NUMBER    CURRENT  UNREALIZED
                EXPIRATION      OF     NOTIONAL APPRECIATION/
DESCRIPTION        DATE      CONTRACTS   VALUE (DEPRECIATION)
--------------------------------------------------------------------------------
DJ EURO Stoxx
   50 Index
   Futures    December  2006     1      $49,568     $1,384

S & P 500
   Index
   Futures    December  2006     1      336,350      5,099

TOPIX Index
   Futures    December  2006     1      136,789     (2,456)
                                                    ------
                                                    $4,027
                                                    ======


The GE Global Equity Fund was invested in the following sectors at September 30, 2006:

                                           PERCENTAGE (BASED
SECTOR                                     ON MARKET VALUE)
--------------------------------------------------------------------------------
Financials                                      18.61%
Short-Term                                      13.29%
Materials                                       11.49%
Industrials                                     10.61%
Information Technology                          10.43%
Energy                                           8.70%
Healthcare                                       8.62%
Consumer Discretionary                           7.31%
Consumer Staples                                 5.07%
Utilities                                        3.00%
Telecommunication Services                       2.87%
                                               ------
                                               100.00%
                                               ======


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE International Equity Fund

                                                                             Q&A


THE GE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND JUDITH A. STUDER. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER IS LIMITED TO THE MANAGEMENT OF HIS OR HER PORTION OF THE FUND, THE SIZE OF WHICH PORTIONS MR. LAYMAN DETERMINES ON AN ANNUAL BASIS. THE PORTFOLIO MANAGERS DO NOT OPERATE INDEPENDENTLY OF EACH OTHER, RATHER, THE TEAM OPERATES COLLABORATIVELY, COMMUNICATING PURCHASES OR SALES OF SECURITIES ON BEHALF OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 143.


Q. HOW DID THE GE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE International Equity Fund returned 19.38% for Class A shares, 18.41% for Class B shares, 18.48% for Class C shares, and 19.83% for Class Y shares excluding sales charges, if applicable. The MSCI EAFE Index, the Fund's benchmark, returned 19.16% and the Fund's Lipper peer group of 205 International Multi-Cap Core Funds returned an average of 17.43% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Returns have been positively strong for the fiscal year despite periods of extreme volatility. Global GDP has been growing steadily enhanced by the accelerating economies of China and India. Underlying demand has pushed commodities such as crude oil and base metals to record highs. Interest rates, while rising, are still at attractively low levels fuelling unprecedented activity in the M & A markets attracted by massive cash flow generation at the best-run companies.


Q.  WHICH STOCKS & SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. Energy, while the weakest sector overall, made a substantial contribution to returns through selection of oil-service and equipment stocks and avoidance of the large British majors (BP and Shell). Similarly, stock selection in the weak telecom services sector, hit by severe competition, was a major positive. The weakest segment of the portfolio was materials, where metals and mining stocks (CVRD and BHP Billiton) fell, hit by declining prices in the second half. Strong individual contributions came from diverse holdings such as industrials (ABB), real estate (Mitsubishi Estate; Capitaland) and banks (Unicredito, BNP Paribas).

    Recovery in Japan's economy had allowed us to increase our weight in domestic stocks and enthusiasm for Asian real estate has increased our weight in the Pacific Rim. Weights in the UK and Emerging Markets have dropped slightly as a result. The weight in financial stocks has risen, mainly in Japan and healthcare opportunities were added late in the period. Telecom services, long an underweight, were added taking advantage of emerging market growth opportunities and industrials were trimmed where values reached our target levels.


PICTURED TO THE RIGHT: RALPH R. LAYMAN

[Photo omitted]

GE International Equity Fund

                                                                             Q&A


Q.  WHAT WORLD EVENTS HAD A MAJOR IMPACT ON FINANCIAL MARKETS?

A. Geopolitical concerns have raised the level of risk associated with global investing. Lebanon, Iran, Iraq and North Korea have created security concerns while rising rates, inflation and housing weakness in the US have reminded us of more direct economic risks. All of these factors have added to market volatility in recent months.


Q.  WHAT WERE THE MAJOR BUYS & SELLS FOR THE PERIOD AND WHY?

A. Key buys included three Japanese companies directly correlated to rising consumption in Japan - Shiseido (consumer products), Sekisui Chemical (housing) and Seven and I (food & department stores). East Japan Railway was added for its valuable real estate component. Bayer (Germany) was added for its renewed pharmaceutical focus via the Schering acquisition while Potash Canada (fertilizers) was increased on pricing gains in China.

    Telefonica (Spain) was eliminated due to its deteriorating margins while consumer finance company Acom (Japan) was sold as it lost market share to rapidly expanding Japanese banks. Wolseley (UK - construction materials) was sold in advance of the decline in US housing.

GE International Equity Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                  ACCOUNT VALUE AT THE                  ACCOUNT VALUE AT THE                     EXPENSES PAID
                               BEGINNING OF THE PERIOD ($)              END OF THE PERIOD ($)               DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,012.39                               8.67
     Class B                            1,000.00                              1,008.66                              12.43
     Class C                            1,000.00                              1,008.61                              12.43
     Class Y                            1,000.00                              1,013.88                               7.38
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,016.32                               8.68
     Class B                            1,000.00                              1,012.62                              12.45
     Class C                            1,000.00                              1,012.61                              12.46
     Class Y                            1,000.00                              1,017.58                               7.40
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.72% FOR CLASS A, 2.47% FOR CLASS B, 2.47% FOR CLASS C, AND 1.46% FOR CLASS Y, (FROM PERIOD APRIL 1, 2006 - SEPTEMBER 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 1.24% FOR CLASS A SHARES, 0.87% FOR CLASS B SHARES, 0.86% FOR CLASS C SHARES, AND 1.39% FOR CLASS Y SHARES.

GE International Equity Fund


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
BHP Billiton PLC                                         1.92%
--------------------------------------------------------------------------------
Roche Holding AG                                         1.86%
--------------------------------------------------------------------------------
BNP Paribas                                              1.79%
--------------------------------------------------------------------------------
Nomura Holdings, Inc.                                    1.67%
--------------------------------------------------------------------------------
Nestle S.A. (Regd.)                                      1.66%
--------------------------------------------------------------------------------
Mitsubishi UFJ Financial Group, Inc.                     1.56%
--------------------------------------------------------------------------------
UniCredito Italiano S.p.A.                               1.55%
--------------------------------------------------------------------------------
Koninklijke Philips Electronics N.V.                     1.48%
--------------------------------------------------------------------------------
Novartis AG (Regd.)                                      1.48%
--------------------------------------------------------------------------------
Saipem S.p.A.                                            1.44%
--------------------------------------------------------------------------------


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in companies in developed and developing countries outside the United States.

LIPPER PERFORMANCE
COMPARISON
International Large Cap Core Peer Group
Based on average annual total returns for the periods ended 9/30/06

                                        ONE        FIVE            TEN
                                       YEAR        YEAR           YEAR
                                      ------      ------         ------
Number of Funds
in peer group:                          205          167             76
--------------------------------------------------------------------------------
Peer group average
annual total return:                  17.43%        11.7%          6.58%
--------------------------------------------------------------------------------
Lipper categories in peer group:
International Large Cap Core


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

Class A

[Line chart omitted -- plot points are as follows:]

                  GE International
                     Equity Fund                             With Load                         MSCI EAFE Index
9/96                 $10,000.00                             $ 9,425.00                            $10,000.00
9/97                  11,879.20                              11,196.14                             11,217.20
9/98                  10,845.11                              10,221.51                             10,281.78
9/99                  13,608.20                              12,825.72                             13,464.40
9/00                  15,037.45                              14,172.79                             13,892.57
9/01                  10,324.09                               9,730.46                              9,906.75
9/02                   8,230.17                               7,756.94                              8,368.35
9/03                   9,315.00                               8,779.39                             10,544.81
9/04                  11,259.68                              10,612.25                             12,873.21
9/05                  14,111.17                              13,299.78                             16,193.82
9/06                  16,845.24                              15,876.64                             19,296.66

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE International Equity              19.38%       10.29%          5.35%            $16,845
GE International Equity
  W/LOAD                             12.51%        8.99%          4.73%            $15,877
  MAXIMUM LOAD
     OF 5.75%
MSCI EAFE Index                      19.16%       14.26%          6.79%            $19,297

CLASS B SHARES

Class B

[Line chart omitted -- plot points are as follows:]

                  GE International
                     Equity Fund                          MSCI EAFE Index
9/96                 $10,000.00                             $10,000.00
9/97                  11,786.02                              11,217.20
9/98                  10,679.40                              10,281.78
9/99                  13,302.62                              13,464.40
9/00                  14,590.11                              13,892.57
9/01                   9,933.13                               9,906.75
9/02                   7,862.99                               8,368.35
9/03                   8,899.42                              10,544.81
9/04                  10,757.34                              12,873.21
9/05                  13,481.61                              16,193.82
9/06                  16,093.70                              19,296.66


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE International Equity               18.41%        9.41%          4.88%           $16,094
GE International Equity
  W/LOAD                              14.41%        9.41%          4.88%
  MAXIMUM LOAD                         4.00%        0.00%          0.00%
MSCI EAFE Index                       19.16%       14.26%          6.79%           $19,297

CLASS C SHARES

Class C

[Line chart omitted -- plot points are as follows:]

                  GE International
                     Equity Fund                          MSCI EAFE Index
9/99                 $10,000.00                             $10,000.00
3/00                  12,561.62                              11,686.13
9/00                  10,967.54                              10,318.00
3/01                   9,063.05                               8,662.24
9/01                   7,473.51                               7,357.74
3/02                   8,001.13                               7,910.86
9/02                   5,910.69                               6,215.16
3/03                   5,505.87                               6,072.81
9/03                   6,656.55                               7,831.62
3/04                   7,992.81                               9,567.00
9/04                   7,992.81                               9,560.92
3/05                   9,043.79                              11,007.37
9/05                   9,940.80                              12,027.14
3/06                  11,677.74                              13,694.17
9/06                  11,778.23                              14,331.62


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE           SINCE              $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE International Equity               18.48%        9.52%          2.36%           $11,778
GE International Equity
  W/LOAD                              17.48%        9.52%          2.36%
  MAXIMUM LOAD                         1.00%        0.00%          0.00%
MSCI EAFE Index                       19.16%       14.26%          5.28%           $14,332

CLASS Y SHARES

Class Y

[Line chart omitted -- plot points are as follows:]

                  GE International
                     Equity Fund                          MSCI EAFE Index
9/96                 $10,000.00                             $10,000.00
9/97                  11,915.97                              11,217.20
9/98                  10,921.82                              10,281.78
9/99                  13,730.97                              13,464.40
9/00                  15,210.27                              13,892.57
9/01                  10,461.78                               9,906.75
9/02                   8,363.69                               8,368.35
9/03                   9,477.07                              10,544.81
9/04                  11,487.96                              12,873.21
9/05                  14,426.52                              16,193.82
9/06                  17,287.95                              19,296.66

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE International Equity               19.83%       10.57%          5.63%           $17,288
MSCI EAFE Index                       19.16%       14.26%          6.79%           $19,297


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE INTERNATIONAL EQUITY FUND
Schedule of Investments

                                                              September 30, 2006


GE INTERNATIONAL EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $63,390
(IN THOUSANDS) AS OF SEPTEMBER 30, 2006

[Pie chart omitted -- plot points are as follows:]

Continental Europe  34.9%
United States  22.4%
Japan  16.7%
United Kingdom  11.4%
Emerging Asia  5.0%
Latin America  3.6%
Pacific Rim  3.0%
Canada  2.2%
Emerging Europe  0.8%


                                     NUMBER
                                  OF SHARES         VALUE

COMMON STOCK -- 96.1%
--------------------------------------------------------------------------------

ARGENTINA -- 0.6%

Tenaris S.A. ADR                      8,805    $  311,521

BRAZIL -- 1.9%

Cia Vale do Rio Doce ADR             16,980       366,089(j)
Petroleo Brasileiro S.A. ADR          7,950       594,978
                                                  961,067

CANADA -- 2.7%

Canadian National Railway Co.        11,707       490,568(j)
EnCana Corp.                          2,857       133,189(j)
Nortel Networks Corp.                27,231        62,241(a)
Potash Corp of Saskatchewan           6,806       707,800
                                                1,393,798

CHINA -- 0.7%

China Petroleum & Chemical
   Corp.                            568,000       351,344

DENMARK -- 0.5%

Group 4 Securicor PLC                73,868       233,390

                                     NUMBER
                                  OF SHARES         VALUE

EGYPT -- 0.6%

Orascom Construction
   Industries                         6,495    $  284,007

FINLAND -- 1.8%

Nokia OYJ                            45,392       900,455

FRANCE -- 9.6%

Accor S.A.                              788        53,653(h)
AXA S.A.                             13,616       501,574(j)
BNP Paribas                          10,584     1,137,608(j)
Carrefour S.A.                        2,596       163,865(j)
Credit Agricole S.A.                 13,088       574,304(j)
France Telecom S.A.                   2,013        46,154(j)
Lagardere SCA (Regd.)                 1,194        86,061(j)
LVMH Moet Hennessy
   Louis Vuitton S.A.                 4,372       449,981
Renault S.A.                            856        98,078(j)
Sanofi-Aventis                        2,909       258,685(j)
Total S.A.                           11,678       765,543(j)
Veolia Environnement                 11,916       718,653(j)
                                                4,854,159

GERMANY -- 6.3%

Allianz AG (Regd.)                    2,580       446,046
BASF AG                               3,751       300,062
Bayer AG                              7,688       391,499
E.ON AG                               7,122       843,357
Linde AG                              5,782       544,126
Siemens AG (Regd.)                    7,946       692,513
                                                3,217,603

GREECE -- 0.0%*

Hellenic Telecommunications
   Organization S.A.                  1,031        25,258(a)

HONG KONG -- 1.5%

Hongkong Land Holdings Ltd.          56,999       221,156
Jardine Matheson
   Holdings Ltd.                     11,033       201,904
Sun Hung Kai Properties Ltd.         33,455       364,722(j)
                                                  787,782

INDIA -- 2.0%

ICICI Bank Ltd. ADR                  14,636       449,472(j)
Reliance Capital Ltd.                 2,894        35,978
Reliance Communication Ltd.          57,884       437,045
Reliance Energy Ltd.                  1,447        45,710
Reliance Petroleum Ltd.              29,942        28,107
                                                  996,312


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE INTERNATIONAL EQUITY FUND
Schedule of Investments

                                                              September 30, 2006


                                     NUMBER
                                  OF SHARES         VALUE

ITALY -- 5.2%

Banca Intesa S.p.A.                  79,865   $   525,067(j)
ENI S.p.A.                            7,910       234,167(h,j)
Saipem S.p.A.                        41,961       911,061
UniCredito Italiano S.p.A.          118,614       983,414
                                                2,653,709

JAPAN -- 20.8%

Asahi Glass Company Ltd.             36,005       444,325(h)
Bank of Yokohama Ltd.                42,308       333,261(j)
Chiyoda Corp.                        25,427       497,492(j)
East Japan Railway Co.                   79       552,696(j)
Hoya Corp.                           16,600       625,672(j)
Komatsu Ltd.                         23,169       400,328(j)
Kubota Corp.                         20,000       164,316(j)
Marui Company Ltd.                    5,000        73,222(j)
Mitsubishi Estate
   Company Ltd.                      37,982       829,997
Mitsubishi Heavy
   Industries Ltd.                   20,000        82,836(j)
Mitsubishi UFJ Financial
   Group, Inc.                           77       991,318
Mitsui Sumitomo Insurance
   Company Ltd.                      45,000       562,953
Nidec Corp.                           9,716       733,236(j)
Nomura Holdings, Inc.                59,998     1,057,010(j)
Sekisui Chemical
   Company Ltd.                      51,998       438,657(j)
Seven & I Holdings
   Company Ltd.                      14,200       457,036
Shiseido Company Ltd.                24,000       479,736(j)
SMC Corp.                             2,219       293,762
Toray Industries Inc.                90,999       685,200(j)
Toyota Motor Corp.                   15,795       858,882(j)
                                               10,561,935

MALAYSIA -- 0.3%

Malaysia International
   Shipping Corp. BHD                74,684       174,155

MEXICO -- 1.1%

America Movil S.A. de
   C.V. ADR (Series L)               14,083       554,448

NETHERLANDS -- 3.0%

ING Groep N.V.                       13,653       599,961
Koninklijke Philips
   Electronics N.V.                  26,725       936,737
                                                1,536,698

                                     NUMBER
                                  OF SHARES         VALUE

NORWAY -- 2.9%

Acergy S.A.                          42,576   $   728,253(a)
Orkla ASA                             2,697       128,465
Telenor ASA                          48,421       632,129
                                                1,488,847

RUSSIA -- 0.3%

LUKOIL ADR                            1,727       130,388

SINGAPORE -- 2.2%

CapitaLand Ltd.                     162,000       515,696
Singapore
   Telecommunications Ltd.          386,160       593,942
                                                1,109,638

SOUTH AFRICA -- 0.2%

MTN Group, Ltd.                       9,612        77,954

SOUTH KOREA -- 2.3%

Kookmin Bank                          7,566       596,327
Samsung Electronics
   Company Ltd.                         790       554,210
                                                1,150,537

SPAIN -- 1.4%

Banco Santander Central
   Hispano S.A. (Regd.)              45,804       723,537(h)

SWEDEN -- 2.0%

Sandvik AB                           55,851       640,165(j)
Telefonaktiebolaget LM
   Ericsson (Series B)              106,974       370,761
                                                1,010,926

SWITZERLAND -- 10.9%

ABB Ltd. (Regd.)                     48,393       634,846
Adecco S.A. (Regd.)                   4,386       263,905
Credit Suisse Group, (Regd.)         13,077       754,512
Holcim Ltd. (Regd.)                   3,713       302,619
Nestle S.A. (Regd.)                   3,030     1,053,535
Novartis AG (Regd.)                  16,078       935,997
Roche Holding AG                      6,834     1,178,285
Swiss Reinsurance                     5,065       386,555
                                                5,510,254

TAIWAN -- 1.0%

Taiwan Semiconductor
   Manufacturing Company Ltd.       284,314       512,835


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE INTERNATIONAL EQUITY FUND
Schedule of Investments

                                                              September 30, 2006


                                     NUMBER
                                  OF SHARES         VALUE

UNITED KINGDOM -- 14.3%

BG Group, PLC                        29,584   $   358,647(a)
BHP Billiton PLC                     70,501     1,214,204
Brambles Industries PLC              15,632       139,867
Diageo PLC                           33,558       591,430
GlaxoSmithKline PLC                  29,731       789,723(h)
Group 4 Securicor PLC                71,917       227,030
Lloyds TSB Group, PLC                45,992       463,489
National Grid PLC                     3,231        40,286
Prudential PLC                       46,900       581,272
Reed Elsevier PLC                    31,013       343,240
Rio Tinto PLC (Regd.)                12,015       567,145
Royal Bank of Scotland
   Group, PLC                        24,046       826,019
Smiths Group, PLC                    21,459       359,356
Tesco PLC                            79,944       537,593
Vodafone Group, PLC                  90,042       205,617
                                                7,244,918

TOTAL COMMON STOCK
   (COST $37,506,011)                          48,757,475

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.9%
--------------------------------------------------------------------------------

Cia Vale do Rio Doce ADR
   (COST $463,880)                   24,038       444,943(j)


TOTAL INVESTMENTS IN SECURITIES
   (COST $37,969,891)                          49,202,418

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 27.9%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.0%

GEI Short Term Investment Fund
   5.49%                          1,057,818     1,057,818(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 25.9%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                         13,129,765    13,129,765(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $14,187,583)                          14,187,583

TOTAL INVESTMENTS
   (COST $52,157,474)                          63,390,001

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (24.9)%                      (12,642,770)
                                           --------------

NET ASSETS-- 100.0%                        $   50,747,231
                                           ==============

OTHER INFORMATION
--------------------------------------------------------------------------------
The GE International Equity Fund had the following long futures contracts open at September 30, 2006:

                             NUMBER    CURRENT
               EXPIRATION      OF     NOTIONAL    UNREALIZED
DESCRIPTION       DATE      CONTRACTS   VALUE    APPRECIATION
--------------------------------------------------------------------------------
DJ Euro Stoxx
  50 Index
  Futures    December  2006     6     $297,407   $   4,299
FTSE 100
  Index
  Futures    December  2006     1      111,825       2,176
TOPIX Index
  Futures    December  2006     1      136,789       5,463
                                                 ---------
                                                   $11,938
                                                 =========

The GE International Equity Fund was invested in the following sectors at September 30, 2006:

                                         PERCENTAGE (BASED ON
SECTOR                                       MARKET VALUE)
--------------------------------------------------------------------------------
Financials                                      23.13%
Short-Term                                      22.38%
Industrials                                     10.58%
Materials                                        8.71%
Energy                                           7.24%
Information Technology                           5.93%
Consumer Discretionary                           5.27%
Consumer Staples                                 5.18%
Healthcare                                       4.99%
Telecommunication Services                       4.06%
Utilities                                        2.53%
                                               ------
                                               100.00%
                                               ======


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE Premier Growth Equity Fund


DAVID B. CARLSON HAS BEEN THE PORTFOLIO MANAGER OF THE GE PREMIER GROWTH EQUITY FUND SINCE ITS INCEPTION IN 1996. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 143.


Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Premier Growth Equity Fund returned 4.69% for Class A shares, 3.88% for Class B shares, 3.88% for Class C shares, and 4.94% for Class Y shares excluding sales charges, if applicable. The S&P 500 Index, the Fund's benchmark, returned 10.80% and the Fund's Lipper peer group of 717 Large-Cap Growth Funds returned an average of 3.53% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The overall market, as measured by the S&P 500, advanced +10.80% during the twelve-month period ended September 30, 2006. The Dow came within 44 points of its peak reached in January 2000, ending September at 11,679. In a reversal from last year, the energy sector (+3.5%) lagged as energy stock prices followed commodity prices lower toward the end of the period. Telecom (+25.7%) and financials (+20.5%) led the market and technology was a laggard (+3.3%). The growth style of investing struggled -- the Russell 1000 Growth gained just +6.1% versus a gain of +14.7% for the Russell 1000 Value. In terms of market cap, the Russell 2000, a measure of small cap stocks (+9.9%) slightly lagged both the S&P 500 and the Russell 1000 (+10.3%), perhaps signaling the beginning of large cap outperformance in the later stages of the business cycle.

    During the year, the market moved in fits and starts, alternating between fears of potential inflation or the possibility of a severe economic slowdown driven by the downturn in housing. Through this uncertainty, corporate earnings growth remained remarkably strong with another year of double-digit growth. In the last few months, the stock market has strengthened as commodity prices have cooled and the end of Fed tightening seems near.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. For the twelve-month period ending September 30, 2006, the Fund underperformed the benchmark. The areas detracting most from performance included health care, information technology, financials, and telecom. The majority of the underperformance in health care was attributable to the decline in four holdings: UnitedHealth, Lincare, Medtronic and Amgen. We continue to believe that UnitedHealth Group's underlying business had been unaffected by the options backdating issue. Recently the stock has gained back some of the ground lost in the first part of 2006, jumping over +9% during the September quarter. Our technology performance was aided by strong returns from Cisco, Molex and Intuit. Despite these positive contributors, the portfolio's sector holdings trailed the benchmark sector. Yahoo declined during the period and shares in the Fund's top ten holding, First Data, fell. Ebay also declined due to investors concern over potential competition from Google. In addition, semiconductor companies Analog Devices and Linear Technology declined as the near-term demand for the companies' products


PICTURED TO THE LEFT:
DAVID B. CARLSON

[Photo omitted]

                                                                             Q&A


    became clouded. Dell was eliminated from the portfolio during the third quarter due to deteriorating business fundamentals. Financials also negatively impacted performance. State Street and Fannie Mae added to performance, but these contributions were offset by weakness in student loan giant Sallie Mae and insurer AFLAC. The underperformance in telecom was driven by a lack of exposure to diversified telecom services, an industry that rallied due to M&A activity during the period.

    Sectors that contributed positively to performance during the period included energy, materials, and industrials. Despite an underweight position in the energy sector, Fund holdings concentrated in the oil services industry outperformed the benchmark sector. Strength in oil services giant Schlumberger was the main driver of this positive performance. Monsanto, our sole holding in the materials sector, continued to exceed earnings guidance as the company is experiencing very strong demand for its genetically modified seed traits. Within industrials, a strong return from Dover, the Fund's sole holding in the sector, was more than enough to offset an underweight position in the group.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER
    THE PERIOD?

A. During the period there were no significant changes to the Fund's composition or positioning. In the past twelve months, we eliminated positions in Expedia, IAC/ InterActiveCorp, Intel, Dell, Vodafone and Baker Hughes. In early 2006, Intel was eliminated based on a disappointing fourth quarter earnings report, increased competition from AMD, and the possibility of slowing personal computer unit growth in 2006. In addition, within the energy sector, we swapped our position in Baker Hughes in favor of Transocean. The transaction was based on a more favorable view of valuation and business fundamentals. The Fund added new positions in Linear Technology, Transocean and CB Richard Ellis Group.

    The philosophy of the Premier Growth Equity strategy remains unchanged, despite the challenging environment for growth investors. We continue to focus on fundamental, bottom-up stock selection to identify high-quality companies that we believe have the ability to produce double- digit earnings growth for the foreseeable future.

GE Premier Growth Equity Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                  ACCOUNT VALUE AT THE                   ACCOUNT VALUE AT THE                     EXPENSES PAID
                               BEGINNING OF THE PERIOD ($)               END OF THE PERIOD ($)               DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                                 996.40                               5.23
     Class B                            1,000.00                                 992.27                               8.90
     Class C                            1,000.00                                 992.27                               8.90
     Class Y                            1,000.00                                 997.52                               4.00
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                               1,019.53                               5.40
     Class B                            1,000.00                               1,015.83                               9.19
     Class C                            1,000.00                               1,015.83                               9.19
     Class Y                            1,000.00                               1,020.77                               4.13
------------------------------------------------------------------------------------------------------------------------------------


* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.07% FOR CLASS A, 1.82% FOR CLASS B, 1.82% FOR CLASS C, AND 0.82% FOR CLASS Y, (FROM PERIOD APRIL 1, 2006 - SEPTEMBER 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: (0.36)% FOR CLASS A SHARES, (0.77)% FOR CLASS B SHARES, (0.77)% FOR CLASS C SHARES, AND (0.25)% FOR CLASS Y SHARES.

GE Premier Growth Equity Fund


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
State Street Corp.                                       4.18%
--------------------------------------------------------------------------------
Dover Corp.                                              4.10%
--------------------------------------------------------------------------------
First Data Corp.                                         4.02%
--------------------------------------------------------------------------------
Amgen, Inc.                                              3.98%
--------------------------------------------------------------------------------
Molex, Inc. (Class A)                                    3.98%
--------------------------------------------------------------------------------
SLM Corp.                                                3.77%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                      3.69%
--------------------------------------------------------------------------------
Monsanto Co.                                             3.68%
--------------------------------------------------------------------------------
Schlumberger Ltd.                                        3.55%
--------------------------------------------------------------------------------
Comcast Corp. (Class A)                                  3.54%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
 A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.

LIPPER PERFORMANCE COMPARISON
Large Cap Growth Peer Group
Based on average annual total returns for the periods ended 9/30/06

                                                    ONE           FIVE
                                                   YEAR           YEAR
                                                  ------         ------
Number of Funds in
peer group:                                         717           498
--------------------------------------------------------------------------------
Peer group average
annual total return:                               3.53%         3.60%
--------------------------------------------------------------------------------
Lipper categories in peer group: Large Cap Growth


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

Class A

[Line chart omitted -- plot points are as follows:]

                  GE Premier Growth
                     Equity Fund                             With Load                          S&P 500 Index
12/96                $10,000.00                             $ 9,425.00                            $10,000.00
9/97                  12,233.32                              11,529.91                             12,959.85
9/98                  13,866.65                              13,069.32                             14,140.87
9/99                  19,210.40                              18,105.80                             18,072.96
9/00                  22,784.86                              21,474.73                             20,466.47
9/01                  17,329.76                              16,333.30                             15,010.42
9/02                  14,561.83                              13,724.52                             11,934.79
9/03                  18,308.55                              17,255.80                             14,851.65
9/04                  19,449.88                              18,331.51                             16,912.02
9/05                  21,260.89                              20,038.39                             18,983.98
9/06                  22,258.30                              20,978.44                             21,033.43


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                  ENDING VALUE
                                        ONE        FIVE           SINCE           OF A $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                      ------      ------       -----------      ----------------
GE Premier
  Growth Equity                       4.69%        5.13%          8.55%             $22,258
GE Premier
  Growth Equity
  W/LOAD                             -1.33%        3.90%          7.89%             $20,978
   MAXIMUM LOAD
     OF 5.75%
S&P 500 Index                        10.80%        6.98%          7.92%             $21,033

CLASS B SHARES

Class B

[Line chart omitted -- plot points are as follows:]

                  GE Premier Growth
                     Equity Fund                           S&P 500 Index
12/96                $10,000.00                             $10,000.00
9/97                  12,166.66                              12,959.85
9/98                  13,683.31                              14,140.87
9/99                  18,818.49                              18,072.96
9/00                  22,149.56                              20,466.47
9/01                  16,726.35                              15,010.42
9/02                  13,948.17                              11,934.79
9/03                  17,499.82                              14,851.65
9/04                  18,590.74                              16,912.02
9/05                  20,321.75                              18,983.98
9/06                  21,275.10                              21,033.43


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                  ENDING VALUE
                                        ONE        FIVE           SINCE           OF A $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                      ------      ------       -----------      ----------------
GE Premier
  Growth Equity                       3.88%        4.34%          8.05%             $21,275
GE Premier
  Growth Equity
  W/LOAD                             -0.12%        4.34%          8.05%
  MAXIMUM LOAD                        4.00%        0.00%          0.00%
S&P 500 Index                        10.80%        6.98%          7.92%             $21,033

CLASS C SHARES

Class C

[Line chart omitted -- plot points are as follows:]

                  GE Premier Growth
                     Equity Fund                           S&P 500 Index
9/99                 $10,000.00                             $10,000.00
3/00                  12,482.09                              11,773.02
9/00                  11,765.74                              11,324.36
3/01                  10,251.88                               9,200.32
9/01                   8,884.96                               8,305.46
3/02                  10,331.03                               9,219.23
9/02                   7,405.02                               6,603.67
3/03                   7,723.15                               6,936.74
9/03                   9,251.04                               8,217.61
3/04                  10,079.87                               9,374.46
9/04                   9,753.36                               9,357.64
3/05                  10,188.70                              10,001.76
9/05                  10,582.19                              10,504.08
3/06                  11,078.61                              11,174.92
9/06                  10,993.00                              11,638.07


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                  ENDING VALUE
                                        ONE        FIVE           SINCE           OF A $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                      ------      ------       -----------      ----------------
GE Premier
  Growth Equity                       3.88%        4.35%          1.36%            $10,993
GE Premier
  Growth Equity
  W/LOAD                              2.88%        4.35%         1.36%
  MAXIMUM LOAD                        1.00%        0.00%         0.00%
S&P 500 Index                        10.80%        6.98%         2.19%             $11,638

CLASS Y SHARES

Class Y

[Line chart omitted -- plot points are as follows:]

                  GE Premier Growth
                     Equity Fund                           S&P 500 Index
12/96                $10,000.00                             $10,000.00
9/97                  12,253.32                              12,959.85
9/98                  13,926.32                              14,140.87
9/99                  19,345.90                              18,072.96
9/00                  22,995.97                              20,466.47
9/01                  17,534.38                              15,010.42
9/02                  14,767.94                              11,934.79
9/03                  18,617.70                              14,851.65
9/04                  19,824.70                              16,912.02
9/05                  21,731.79                              18,983.98
9/06                  22,805.32                              21,033.43

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                  ENDING VALUE
                                        ONE        FIVE           SINCE           OF A $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                      ------      ------       -----------      ----------------
GE Premier
  Growth Equity                       4.94%       5.40%           8.82%            $22,805

S&P 500 Index                        10.80%       6.98%           7.92%            $21,033


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE PREMIER GROWTH EQUITY FUND
Schedule of Investments

                                                              September 30, 2006

GE PREMIER GROWTH EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $356,791
(IN THOUSANDS) AS OF SEPTEMBER 30, 2006

[Pie chart omitted -- plot points are as follows:]

Information Technology  28.0%
Healthcare  21.2%
Consumer Discretionary  19.3%
Financials  14.3%
Energy  5.9%
Industrials  4.1%
Materials  3.7%
Short- Term  3.5%

                                     NUMBER
                                  OF SHARES         VALUE

COMMON STOCK -- 99.3%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 19.8%

Bed Bath & Beyond, Inc.             292,972  $ 11,209,109(a)
Carnival Corp.                      241,663    11,365,411(j)
Comcast Corp. (Class A)             343,348    12,638,640(a,j)
Home Depot, Inc.                    283,771    10,292,374
Liberty Global, Inc. (Series C)     367,450     9,208,297(a)
Liberty Media Holding Corp -
   Capital (Series A)                71,439     5,970,157(a)
Liberty Media Holding Corp -
   Interactive (Series A)           395,744     8,065,263(a)
                                               68,749,251

ENERGY -- 6.1%

Schlumberger Ltd.                   204,173    12,664,851
Transocean Inc.                     116,290     8,515,917(a)
                                               21,180,768

FINANCIALS -- 14.7%

AFLAC Incorporated                  256,309    11,728,700
CB Richard Ellis Group, Inc.
   (Class A)                        189,017     4,649,818(a)
Federal National
   Mortgage Assoc.                  109,847     6,141,546
SLM Corp.                           259,085    13,467,238(h)
State Street Corp.                  238,916    14,908,358(e)
                                               50,895,660

                                     NUMBER
                                  OF SHARES         VALUE

HEALTHCARE -- 21.8%

Amgen, Inc.                         198,639  $ 14,208,648(a)
Johnson & Johnson                   189,438    12,302,104
Lincare Holdings Inc.               229,763     7,958,990(a)
Medtronic Inc.                      265,642    12,336,414
Pfizer Inc.                         347,848     9,864,969
UnitedHealth Group, Inc.            183,119     9,009,455
Zimmer Holdings, Inc.               146,557     9,892,597(a)
                                               75,573,177

INDUSTRIALS -- 4.2%

Dover Corp.                         308,486    14,634,576

INFORMATION TECHNOLOGY -- 28.9%

Analog Devices, Inc.                219,693     6,456,777
Cisco Systems, Inc.                 572,207    13,160,761(a)
eBay, Inc.                          266,378     7,554,480(a,h)
First Data Corp.                    341,440    14,340,480(h)
Intuit Inc.                         301,989     9,690,827(a)
Linear Technology Corp.             170,262     5,298,553(j)
Microsoft Corp.                     370,732    10,132,106
Molex, Inc. (Class A)               431,148    14,189,081(h)
Paychex, Inc.                       119,060     4,387,361
QUALCOMM, Inc.                      155,616     5,656,642
Yahoo! Inc.                         366,393     9,262,415(a)
                                              100,129,483

MATERIALS -- 3.8%

Monsanto Co.                        279,194    13,124,910

TOTAL INVESTMENTS IN SECURITIES
   (COST $315,466,383)                        344,287,825

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.6%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.6%

GEI Short Term Investment Fund
   5.49%                          5,624,081     5,624,081(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 2.0%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                          6,878,855     6,878,855(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $12,502,936)                          12,502,936


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE PREMIER GROWTH EQUITY FUND
Schedule of Investments

                                                              September 30, 2006

                                                    VALUE

TOTAL INVESTMENTS
   (COST $327,969,319)                       $356,790,761

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (2.9)%                        (9,990,233)
                                             ------------

NET ASSETS-- 100.0%                          $346,800,528
                                             ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Premier Growth Equity Fund had the following short futures contracts open at September 30, 2006:

                             NUMBER     CURRENT
               EXPIRATION      OF      NOTIONAL   UNREALIZED
DESCRIPTION       DATE      CONTRACTS    VALUE   DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
  Futures     December 2006    19   $(6,390,650)  $(42,395)


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE Strategic Investment Fund

THE GE STRATEGIC INVESTMENT FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES CHRISTOPHER D. BROWN, PAUL M. COLONNA, RALPH R. LAYMAN, JUDITH A. STUDER, AND DIANE M. WEHNER. THE TEAM IS LED BY MS. STUDER WHO, AS A LEAD MEMBER OF THE TACTICAL ASSET ALLOCATION COMMITTEE, IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND.

EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF THREE SUB-PORTFOLIOS: U.S. EQUITY, INTERNATIONAL EQUITY, AND FIXED INCOME. MR. BROWN AND MS. WEHNER MANAGE THE U.S. EQUITY PORTION, MR. LAYMAN AND MS. STUDER MANAGE THE INTERNATIONAL EQUITY PORTION, AND MR. COLONNA MANAGES THE FIXED INCOME PORTION, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. THE SUB-PORTFOLIOS UNDERLYING THE FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO. HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THE FUND'S OBJECTIVES. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 143.


Q. HOW DID THE GE STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Strategic Investment Fund returned 10.01% for Class A shares, 9.18% for Class B shares, 9.18% for Class C shares, and 11.03% for Class Y shares excluding sales charges, if applicable. The Fund's broad based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 10.80% and 3.67%, respectively. The Fund's Lipper peer group of 581 Mixed-Asset Target Allocation Growth Funds returned an average of 7.96% for the same period.


Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The outperformance of the GE Strategic Investment Fund for the twelve-month period ended September 30, 2006 was primarily driven by the Fund's overweight position in international equities and underweight position in fixed income. Strong stock selection in U.S. large-cap equities and international equities also contributed to performance.

    In U.S. equities, strong stock selection within energy, information technology and industrials contributed most to outperformance during the year. Within energy, emphasizing oilfield services companies relative to oil and gas producers helped returns in an environment of volatile energy prices. Within technology, several of our higher quality names performed well in the past year. Many semi-conductor companies witnessed deterioration in business trends and reduced earnings guidance for the remainder of 2006. We felt well positioned given the significant diversification among our tech holdings. Strong stock selection within industrials was also key. Several other stocks also bolstered Fund performance. Providing a slight offset to the positive contributions has been performance within telecom -- accounting for the majority of the negative impact -- and financials. Weakening in telecom was driven by a lack of exposure to diversified telecom services, an industry that returned +39.3% during the period. The Bells have benefited this year from restructuring initiatives and heightened M&A activity. Positive stock selection within financials was not enough to offset an underweight positioning in this sector, which has outperformed the broad market year-to-date.


PICTURED TO THE RIGHT:
JUDITH A. STUDER

[Photo omitted]

                                                                             Q&A


    The overall market, as measured by the S&P 500, advanced +10.8% during the fiscal period ending September 2006. The Dow came within 44 points of its peak reached in January 2000, ending September at 11,679. In a reversal from last year, the energy sector (+3.5%) lagged as energy stock prices followed commodity prices lower in recent weeks. Telecom (+25.7%) and financials (+20.5%) led the market and technology was a laggard (+3.3%). The growth style of investing struggled -- the Russell 1000 Growth gained just +6.1% versus a gain of +14.7% for the Russell 1000 Value. In terms of market cap, the Russell 2000, a measure of small-cap stocks (+9.9%) slightly lagged both the S&P 500 and the Russell 1000 (+10.3%), perhaps signaling the beginning of large-cap outperformance in the later stages of the business cycle.

    International equities produced strong returns for the fiscal period. Energy, while the weakest sector overall, made a substantial contribution to returns through selection of oil service and equipment stocks and avoidance of the large British majors (BP and Shell). Similarly, stock selection in the weak telecom services sector, hit by severe competition, was a major positive. The weakest segment of the portfolio was materials where metals and mining stocks (CVRD and BHP Billiton) fell, hit by declining prices in the second half. Strong individual contributions came from diverse holdings such as industrials (ABB), real estate (Mitsubishi Estate and Capitaland) and banks (Unicredito and BNP Paribas). Recovery in Japan's economy has allowed us to increase our weight in domestic stocks and enthusiasm for Asian real estate has increased our weight in the Pacific Rim. Weights in the UK and Emerging Markets have dropped slightly as a result. The weight in financial stocks has risen, mainly in Japan and health care opportunities were added late in the period. Telecom services, long an underweight, were added taking advantage of emerging market growth opportunities, and industrials were trimmed where values reached our target levels.

    Returns have been positively strong for the year despite periods of extreme volatility. Global GDP has been growing steadily enhanced by the accelerating economies of China and India. Underlying demand has pushed commodities such as crude oil and base metals to record highs. Interest rates, while rising, are still at attractively low levels fuelling unprecedented activity in the M&A markets attracted by massive cash flow generation at the best run companies. Geopolitical concerns have raised the level of risk associated with global investing. Lebanon, Iran, Iraq, and North Korea have created security concerns while rising rates, inflation and housing weakness in the U.S. have reminded us of more direct economic risks. All of these factors have added to market volatility in recent months.

    The primary positive contributors to fixed income performance were the allocations to both the high yield and emerging market debt sectors. Returns in these markets overwhelmed that of the benchmark over the last twelve months. Yield curve positioning also added to relative return. Excess return from duration positioning was nearly flat, while individual security performance relative to the benchmark securities had a negative impact on total fund return.

    Interest rates ended the period higher, particularly at the shorter end of the yield curve. Within the high-grade sectors, fixed rate MBS was the best performer returning 4.2%, just ahead of ABS and commercial MBS. Low rate volatility worked to the benefit of these sectors. Corporate spreads traded within a tight range over the last year, ending wider by just 6 basis points, producing a 3.5% return for the sector. With interest rates higher and high-grade credit spreads only slightly wider, U.S. Treasury performance lagged with a 12-month return of 3.1%.

GE Strategic Investment Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                  ACCOUNT VALUE AT THE                  ACCOUNT VALUE AT THE                     EXPENSES PAID
                               BEGINNING OF THE PERIOD ($)              END OF THE PERIOD ($)               DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,024.07                               4.77
     Class B                            1,000.00                              1,020.21                               8.52
     Class C                            1,000.00                              1,020.26                               8.52
     Class Y                            1,000.00                              1,026.74                               3.51
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,020.11                               4.81
     Class B                            1,000.00                              1,016.41                               8.59
     Class C                            1,000.00                              1,016.41                               8.59
     Class Y                            1,000.00                              1,021.34                               3.54
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.95% FOR CLASS A, 1.70% FOR CLASS B, 1.70% FOR CLASS C, AND 0.70% FOR CLASS Y, (FROM PERIOD APRIL 1, 2006 - SEPTEMBER 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 2.41% FOR CLASS A SHARES, 2.02% FOR CLASS B SHARES, 2.03% FOR CLASS C SHARES, AND 2.67% FOR CLASS Y SHARES.

GE Strategic Investment Fund


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
U.S. Treasury Notes,
4.88%, 05/15/09 - 08/15/16                               3.59%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                        1.72%
--------------------------------------------------------------------------------
Microsoft Corp.                                          1.34%
--------------------------------------------------------------------------------
First Data Corp.                                         1.27%
--------------------------------------------------------------------------------
American International Group, Inc.                       1.23%
--------------------------------------------------------------------------------
Pfizer Inc.                                              1.20%
--------------------------------------------------------------------------------
Wyeth                                                    1.19%
--------------------------------------------------------------------------------
The Coca-Cola Co.                                        1.15%
--------------------------------------------------------------------------------
Bank of America Corp.                                    1.10%
--------------------------------------------------------------------------------
Comcast Corp. (Class A)                                  1.06%
--------------------------------------------------------------------------------


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.

LIPPER PERFORMANCE COMPARISON
Mixed-Asset Target Alloc Growth
Peer Group


Based on average annual total returns for the periods ended 9/30/06

                                        ONE        FIVE            TEN
                                       YEAR        YEAR           YEAR
                                      ------      ------         ------
Number of Funds
in peer group:                          581          351            181
--------------------------------------------------------------------------------
Peer group average
annual total return:                   7.96%         6.5%          7.05%
--------------------------------------------------------------------------------
Lipper categories in peer group:
Mixed-Asset Target Alloc Growth


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

Class A

[Line chart omitted -- plot points are as follows:]

                    GE Strategic                                               LB Aggregate
                   Investment Fund               With Load                       Bond Index              S&P 500 Index
9/96                 $10,000.00                 $ 9,425.00                      $10,000.00                $10,000.00
9/97                  12,245.48                  11,541.37                       10,971.47                 14,048.42
9/98                  12,965.07                  12,219.58                       12,234.29                 15,328.64
9/99                  14,946.28                  14,086.87                       12,189.51                 19,591.01
9/00                  17,005.67                  16,027.85                       13,041.62                 22,185.58
9/01                  15,422.46                  14,535.67                       14,730.89                 16,271.24
9/02                  14,269.57                  13,449.07                       15,997.22                 12,937.27
9/03                  16,741.78                  15,779.12                       16,862.63                 16,099.13
9/04                  18,071.44                  17,032.34                       17,482.85                 18,332.56
9/05                  19,680.01                  18,548.41                       17,971.51                 20,578.56
9/06                  21,650.58                  20,405.67                       18,631.15                 22,800.16


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                  ENDING VALUE
                                        ONE        FIVE            TEN            OF A $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE Strategic Investment               10.01%      7.02%          8.03%             $21,651
GE Strategic Investment
  W/LOAD                               3.69%      5.76%          7.39%             $20,406
  MAXIMUM LOAD
   OF 5.75%
S&P 500 Index                         10.80%      6.98%          8.59%             $22,800
LB Aggregate Bond Index                3.67%      4.81%          6.42%             $18,631


CLASS B SHARES

Class B

[Line chart omitted -- plot points are as follows:]

                    GE Strategic                                               LB Aggregate
                   Investment Fund             S&P 500 Index                    Bond Index
9/96                 $10,000.00                 $10,000.00                      $10,000.00
9/97                  12,156.73                  14,048.42                       10,971.47
9/98                  12,753.25                  15,328.64                       12,234.29
9/99                  14,594.92                  19,591.01                       12,189.51
9/00                  16,483.66                  22,185.58                       13,041.62
9/01                  14,834.60                  16,271.24                       14,730.89
9/02                  13,620.11                  12,937.27                       15,997.22
9/03                  15,979.81                  16,099.13                       16,862.63
9/04                  17,248.96                  18,332.56                       17,482.85
9/05                  18,784.32                  20,578.56                       17,971.51
9/06                  20,665.19                  22,800.16                       18,631.15

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                  ENDING VALUE
                                        ONE        FIVE            TEN            OF A $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE Strategic Investment                9.18%      6.22%          7.53%             $20,665
GE Strategic Investment
  W/LOAD                               5.18%      6.22%          7.53%
  MAXIMUM LOAD                         4.00%      0.00%          0.00%
S&P 500 Index                         10.80%      6.98%          8.59%             $22,800
LB Aggregate Bond Index                3.67%      4.81%          6.42%             $18,631

CLASS C SHARES

Class C

[Line chart omitted -- plot points are as follows:]

                    GE Strategic                                               LB Aggregate
                   Investment Fund             S&P 500 Index                    Bond Index
9/99                 $10,000.00                 $10,000.00                      $10,000.00
3/00                  11,245.81                  11,773.02                       10,208.16
9/00                  11,276.28                  11,324.36                       10,699.05
3/01                  10,753.56                   9,200.32                       11,487.32
9/01                  10,148.20                   8,305.46                       12,084.89
3/02                  10,951.17                   9,219.23                       12,101.67
9/02                   9,314.56                   6,603.67                       13,123.76
3/03                   9,544.84                   6,936.74                       13,515.85
9/03                  10,862.96                   8,217.61                       13,833.73
3/04                  11,845.00                   9,374.46                       14,246.39
9/04                  11,638.10                   9,357.64                       14,342.54
3/05                  12,204.73                  10,001.76                       14,409.93
9/05                  12,582.97                  10,504.08                       14,743.42
3/06                  13,465.09                  11,174.92                       14,735.19
9/06                  13,737.87                  11,638.07                       15,284.58


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                  ENDING VALUE
                                        ONE        FIVE           SINCE           OF A $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE Strategic Investment               9.18%        6.24%          4.64%             $13,738
GE Strategic Investment
  W/LOAD                              8.18%        6.24%          4.64%
  MAXIMUM LOAD                        1.00%        0.00%          0.00%
S&P 500 Index                        10.80%        6.98%          2.19%             $11,638
LB Aggregate Bond Index               3.67%        4.81%          6.25%             $15,285

CLASS Y SHARES

Class Y

[Line chart omitted -- plot points are as follows:]

                    GE Strategic                                               LB Aggregate
                   Investment Fund             S&P 500 Index                    Bond Index
9/96                 $10,000.00                 $10,000.00                      $10,000.00
9/97                  12,276.50                  14,048.42                       10,971.47
9/98                  13,025.64                  15,328.64                       12,234.29
9/99                  15,052.45                  19,591.01                       12,189.51
9/00                  17,169.27                  22,185.58                       13,041.62
9/01                  15,607.31                  16,271.24                       14,730.89
9/02                  14,472.88                  12,937.27                       15,997.22
9/03                  17,027.24                  16,099.13                       16,862.63
9/04                  18,426.60                  18,332.56                       17,482.85
9/05                  20,122.44                  20,578.56                       17,971.51
9/06                  22,340.98                  22,800.16                       18,631.15


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                  ENDING VALUE
                                        ONE        FIVE            TEN            OF A $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE Strategic Investment              11.03%        7.44%          8.37%             $22,341
S&P 500 Index                        10.80%        6.98%          8.59%             $22,800
LB Aggregate Bond Index               3.67%        4.81%          6.42%             $18,631


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE STRATEGIC INVESTMENT FUND
Schedule of Investments

                                                              September 30, 2006

GE STRATEGIC INVESTMENT FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $179,240
(IN THOUSANDS) AS OF SEPTEMBER 30, 2006

[Pie chart omitted -- plot points are as follows:]

Domestic Equity  44.8%
Foreign Equity   24.9%
Bonds and Notes  20.7%
Short-Term & Others  9.6%


                                     NUMBER
                                  OF SHARES         VALUE

DOMESTIC EQUITY -- 47.8%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 7.1%

Bed Bath & Beyond, Inc.              29,024 $   1,110,458(a)
Boyd Gaming Corp.                     2,064        79,340(j)
Carnival Corp.                       24,448     1,149,789
CBS Corp.                            15,068       424,466
Comcast Corp. (Class A)              51,613     1,899,875(a,h)
Federated Department Stores
   Inc.                               2,218        95,840
Getty Images, Inc.                    1,860        92,405(a,j)
Global Cash Access Holdings, Inc.     9,550       144,109(a,j)
Home Depot, Inc.                     37,761     1,369,591(h)
Liberty Global, Inc. (Series C)      13,285       332,922(a)
Liberty Media Holding Corp -
   Capital (Series A)                 9,117       761,908(a)
Liberty Media Holding Corp -
   Interactive (Series A)            45,584       929,002(a)
Life Time Fitness, Inc.               2,441       112,994(a,j)
Michaels Stores, Inc.                 3,987       173,594
Omnicom Group, Inc.                   8,585       803,556
Pulte Homes, Inc.                     3,573       113,836(j)
Regal Entertainment
   Group, (Class A)                   8,576       169,976(j)
Staples, Inc.                        11,680       284,174
Starwood Hotels & Resorts
   Worldwide, Inc.                    2,684       153,498
Target Corp.                          9,236       510,289
The Cheesecake Factory                5,894       160,258(a,j)
The E.W. Scripps Co. (Class A)        4,552       218,177(j)
Univision Communications Inc.
   (Class A)                          3,321       114,043(a)
Viacom Inc. (Class B)                 8,829       328,262(a)
Williams-Sonoma, Inc.                 3,673       118,968
                                               11,651,330

                                     NUMBER
                                  OF SHARES         VALUE

CONSUMER STAPLES -- 4.1%

Alberto-Culver Co.                    4,089 $     206,863
Clorox Co.                           10,271       647,073
Colgate-Palmolive Co.                26,214     1,627,889
PepsiCo, Inc.                        27,164     1,772,723
The Coca-Cola Co.                    46,179     2,063,278
The Hershey Co.                          55         2,940
The Kroger Co.                        5,012       115,978
Weight Watchers
   International Inc.                 4,519       200,372
                                                6,637,116

ENERGY -- 4.0%

BJ Services Co.                       3,731       112,415
Dresser-Rand Group, Inc.              6,242       127,337(a)
EOG Resources, Inc.                  10,718       697,205
Exxon Mobil Corp.                    45,909     3,080,494(h)
GlobalSantaFe Corp.                   3,811       190,512
Halliburton Co.                      12,227       347,858
Hess Corp.                            3,979       164,810
Peabody Energy Corp.                  3,714       136,601
Schlumberger Ltd.                    23,769     1,474,391
Valero Energy Corp.                   1,777        91,462
Weatherford International Ltd.        3,940       164,377(a)
                                                6,587,462

FINANCIALS -- 8.3%

Affiliated Managers Group, Inc.       2,302       230,453(a,j)
AFLAC Incorporated                   15,891       727,172(h)
Alleghany Corp.                         300        86,703(a)
Allied World Assurance
   Holdings Ltd.                      1,623        65,569(a,j)
American International
   Group, Inc.                       33,141     2,195,923
Bank of America Corp.                36,638     1,962,698
Berkshire Hathaway, Inc.
   (Class B)                            109       345,966(a)
Calamos Asset Management Inc.
   (Class A)                          6,384       187,179(j)
CB Richard Ellis Group, Inc.
   (Class A)                         12,715       312,789(a,h)
Citigroup, Inc.                      10,866       539,714
CVB Financial Corp.                   6,334        93,553
Evercore Partners Inc. (Class A)        762        21,946(a)
Everest Re Group, Ltd.                6,935       676,370
Federal National
   Mortgage Assoc.                   21,868     1,222,640
Greenhill & Company, Inc.             2,567       172,040(j)
Hartford Financial Services
   Group, Inc.                        1,984       172,112
HCC Insurance Holdings, Inc.         16,254       534,432
Legg Mason, Inc.                      2,592       261,429
M&T Bank Corp.                          981       117,681
Maguire Properties, Inc. (REIT)       2,820       114,887
MBIA Inc.                             1,259        77,353


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE STRATEGIC INVESTMENT FUND
Schedule of Investments

                                                              September 30, 2006


                                     NUMBER
                                  OF SHARES         VALUE

Mellon Financial Corp.               15,620$      610,742
Metlife, Inc.                        10,594       600,468
North Fork
   Bancorporation, Inc.               6,380       182,723
State Street Corp.                   17,658     1,101,859(e)
SunTrust Banks, Inc.                  9,236       713,758
Trammell Crow Co.                     3,045       111,173(a,j)
Zions Bancorporation                  2,368       188,990
                                               13,628,322

HEALTHCARE -- 8.2%

Abbott Laboratories                  34,499     1,675,271
Advanced Medical Optics, Inc.         9,602       379,759(a,j)
Aetna, Inc.                          18,199       719,770
Alcon, Inc.                           2,039       233,465
Amgen, Inc.                          21,732     1,554,490(a)
Amylin Pharmaceuticals, Inc.          4,655       205,146(a,j)
Barr Pharmaceuticals, Inc.            5,192       269,672(a)
Caremark Rx, Inc.                     4,909       278,193
DENTSPLY International, Inc.          5,760       173,434
Gilead Sciences, Inc.                 2,241       153,957(a)
Henry Schein, Inc.                    4,023       201,713(a)
Johnson & Johnson                    10,323       670,376
Lincare Holdings Inc.                22,139       766,895(a)
Manor Care, Inc.                      4,578       239,338
Martek Biosciences Corp.              5,347       115,014(a,j)
Medtronic Inc.                       10,647       494,447
Pfizer Inc.                          75,679     2,146,256(h)
Psychiatric Solutions Inc.            7,341       250,255(a,j)
Quest Diagnostics Inc.                3,430       209,779
Resmed, Inc.                          1,763        70,961(a)
Thermo Electron Corp.                 8,315       327,029(a)
Vertex Pharmaceuticals, Inc.          3,126       105,190(a,j)
Wyeth                                42,105     2,140,618(h)
                                               13,381,028

INDUSTRIALS -- 3.5%

ChoicePoint, Inc.                     3,196       114,417(a)
Corinthian Colleges, Inc.            18,534       200,353(a,j)
Corporate Executive Board Co.         1,087        97,732
CoStar Group, Inc.                    2,643       109,209(a,j)
Danaher Corp.                         1,989       136,585
Dover Corp.                          34,520     1,637,629
Eaton Corp.                           2,643       181,971
Harsco Corp.                          2,937       228,058
Hexcel Corp.                          9,466       133,944(a,h,j)
Joy Global, Inc.                      3,052       114,786
MoneyGram International, Inc.         7,449       216,468
Rockwell Collins, Inc.                4,961       272,061(j)
Southwest Airlines Co.               43,464       724,110(h)
Stericycle, Inc.                      2,744       191,504(a,j)
Sunpower Corp. (Class A)              2,440        67,686(a,j)
Tyco International Ltd.              29,835       835,082(h)
United Technologies Corp.             8,660       548,611
                                                5,810,206

                                     NUMBER
                                  OF SHARES         VALUE

INFORMATION TECHNOLOGY -- 10.8%

Activision, Inc.                     33,336$      503,374(a,h)
Affiliated Computer
   Services, Inc. (Class A)           3,302       171,242(a)
Analog Devices, Inc.                 16,604       487,991
aQuantive, Inc.                       2,126        50,216(a,j)
Automatic Data
   Processing, Inc.                  18,684       884,501
CDW Corp.                             2,088       128,788
Checkfree Corp.                       4,075       168,379(a)
Cisco Systems, Inc.                  79,456     1,827,488(a,h)
Cogent, Inc.                         12,548       172,284(a,j)
Comverse Technology, Inc.             8,877       190,323(a)
Dell, Inc.                           10,867       248,202(a)
DST Systems, Inc.                     2,491       153,620(a)
eBay, Inc.                           12,899       365,816(a)
EMC Corp.                            41,440       496,451(a)
Fidelity National Information
   Services, Inc.                     7,606       281,422
First Data Corp.                     54,329     2,281,818
Fiserv, Inc.                          1,931        90,931(a)
Harris Corp.                          6,744       300,041
Intel Corp.                          27,165       558,784
Intuit Inc.                          22,548       723,565(a)
Juniper Networks, Inc.                7,845       135,562(a)
Linear Technology Corp.               7,340       228,421
Macrovision Corp.                     4,832       114,470(a)
Marvell Technology Group, Ltd.        2,564        49,665(a)
Microchip Technology Inc.             4,105       133,084
Microsoft Corp.                      87,982     2,404,548(h)
Molex, Inc. (Class A)                47,159     1,552,003
NAVTEQ Corp.                          3,674        95,928(a)
Neustar, Inc. (Class A)               4,363       121,073(a)
Oracle Corp.                         92,360     1,638,466(a)
Paychex, Inc.                         2,806       103,401
Symantec Corp.                        5,258       111,890(a)
Wind River Systems, Inc.             12,786       136,938(a)
Xilinx, Inc.                          5,284       115,984
Yahoo! Inc.                          27,165       686,731(a)
                                               17,713,400

MATERIALS -- 1.2%

Cabot Corp.                           2,265        84,258
Martin Marietta Materials, Inc.       2,151       182,018
Monsanto Co.                         28,029     1,317,643
Praxair, Inc.                         3,603       213,153
Sealed Air Corp.                      2,080       112,570
                                                1,909,642

TELECOMMUNICATION SERVICES -- 0.2%

American Tower Corp. (Class A)        5,172       188,778(a)
Leap Wireless International Inc.        533        25,845(a)
NII Holdings Inc. (Class B)           1,320        82,051(a)
                                                  296,674


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE STRATEGIC INVESTMENT FUND
Schedule of Investments

                                                              September 30, 2006


                                     NUMBER
                                  OF SHARES         VALUE

UTILITIES -- 0.4%

Ameren Corp.                          3,397$      179,328
DTE Energy Co.                        3,573       148,315
PPL Corp.                             6,290       206,941
SCANA Corp.                           4,359       175,537
                                                  710,121

TOTAL DOMESTIC EQUITY
   (COST $70,628,620)                          78,325,301

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 27.2%
--------------------------------------------------------------------------------

COMMON STOCK -- 26.8%

CONSUMER DISCRETIONARY -- 1.8%

Accor S.A.                              628        42,759(j)
Corp GEO S.A. de C.V. (Series B)     10,791        45,376(a)
Dogan Yayin Holding                  11,045        34,468(a)
Gafisa S.A.                           2,991        38,645(a)
Hyundai Motor Co.                       390        33,376
Indian Hotels Company Ltd.              749        22,588
Koninklijke Philips
   Electronics N.V.                  21,470       752,544
Lagardere SCA (Regd.)                   967        69,699(j)
LG Electronics Inc.                     720        46,403
LVMH Moet Hennessy
   Louis Vuitton S.A.                 3,513       361,570(j)
Marui Company Ltd.                    4,000        58,578(j)
Massmart Holdings Ltd.                2,745        20,110
Prajay Engineers
   Syndicate Ltd.                     5,311        24,054
Reed Elsevier PLC                    24,914       275,738
Renault S.A.                            693        79,402
Sekisui Chemical Company Ltd.        42,999       362,741(j)
Shenzhou International
   Group, Holdings Ltd.              25,000        10,106
Toyota Motor Corp.                   12,698       690,477(j)
                                                2,968,634

CONSUMER STAPLES -- 1.8%

Bajaj Hindusthan Ltd.                 4,393        30,973
Carrefour S.A.                        2,086       131,673(j)
Chaoda Modern Agriculture           114,000        69,931
Cosan S.A. Industria
   e Comercio                           900        14,530(a)
Diageo PLC                           26,963       475,199
Fomento Economico Mexicano
   S.A. de C.V. ADR (Series B)          480        46,531
IOI Corp Bhd                         14,000        61,497
Nestle S.A. (Regd.)                   2,434       846,305
Seven & I Holdings
   Company Ltd.                      11,500       370,135(j)
Shinsegae Company Ltd.                   50        25,885
Shiseido Company Ltd.                20,000       399,780(j)

                                     NUMBER
                                  OF SHARES         VALUE

Tesco PLC                            64,213$      431,808
Tiger Brands Ltd.                     1,937        35,283
Uni-President Enterprises Corp.      40,000        35,169
                                                2,974,699

ENERGY -- 2.8%

Acergy S.A.                          34,266       586,112(a,j)
BG Group, PLC                        23,769       288,152(a)
CAT Oil AG                            1,384        30,330(a)
Centurion Energy
   International Inc.                 3,163        19,421(a)
China Oilfield Services Ltd.
   (Series H)                        46,000        24,735
China Petroleum &
   Chemical Corp.                   546,000       337,736
China Shenhua Energy
   Company Ltd.                       5,000         8,046
EnCana Corp.                          2,316       107,969
ENI S.p.A.                            6,360       188,281(j)
LUKOIL ADR                            1,384       104,491
LUKOIL ADR                              843        64,237(b)
Nexen, Inc.                           2,959       158,188
OAO Gazprom ADR                       4,179       180,951(h)
PetroChina Company Ltd.              30,000        32,224
Petroleo Brasileiro S.A. ADR          8,659       648,040(h)
Reliance Energy Ltd.                    734        23,210
Reliance Petroleum Ltd.              14,696        14,272
Saipem S.p.A.                        33,711       731,936(j)
Sasol Ltd.                            1,400        46,137
Sibir Energy Plc                      1,590        13,581(a)
Tenaris S.A. ADR                      8,015       283,571(h)
Total S.A.                            9,383       615,096(j)
                                                4,506,716

FINANCIALS -- 7.6%

Akbank TAS                            7,192        36,852
Aksigorta AS                          7,847        29,313
Allianz AG (Regd.)                    2,073       358,393(a)
Amata Corp.                          56,000        18,922
AXA S.A.                             10,939       402,961(j)
Banca Intesa S.p.A.                  64,140       421,684
Banco do Brasil S.A.                    665        14,550
Banco Santander Central
   Hispano S.A. (Regd.)              36,798       581,275
Bank of Yokohama Ltd.                33,704       265,487(j)
BNP Paribas                           8,503       913,934(j)
Capital Securities Corp.            106,704        41,105
CapitaLand Ltd.                     130,000       413,830
China Vanke Company Ltd.             42,700        44,934
Chinatrust Financial Holding
   Company Ltd.                      33,600        25,075
Credit Agricole S.A.                 10,515       461,400
Credit Suisse Group, (Regd.)         10,506       606,172
Hongkong Land Holdings Ltd.          45,999       178,476(j)
Hung Poo Real Estate
   Development Corp.                 64,000        68,259
ICICI Bank Ltd. ADR                  13,007       399,445(h)


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE STRATEGIC INVESTMENT FUND
Schedule of Investments

                                                              September 30, 2006


                                     NUMBER
                                  OF SHARES         VALUE

ING Groep N.V.                       10,969  $    482,017
Jardine Matheson
   Holdings Ltd.                      8,907       162,998
Kookmin Bank                          7,652       603,105
Lloyds TSB Group, PLC                36,949       372,357
Mitsubishi Estate
   Company Ltd.                      29,982       655,178
Mitsubishi UFJ Financial
   Group, Inc.                           64       823,953
Mitsui Sumitomo Insurance
   Company Ltd.                      36,000       450,362
Nomura Holdings, Inc.                48,199       849,142(j)
Ping An Insurance Group              13,500        48,510
Prudential PLC                       37,678       466,976
Reliance Capital Ltd.                 1,469        18,269
Royal Bank of Scotland
   Group, PLC                        19,317       663,570
Samsung Fire & Marine
   Insurance Company Ltd.               330        50,729
Sanlam Ltd.                           7,097        15,623
Shenzhen Investment Ltd.             76,336        26,842
Siam Commercial Bank PCL             25,400        39,872
Standard Bank Group, Ltd.             3,525        35,308
State Bank of India Ltd. GDR            503        27,916
Sun Hung Kai Properties Ltd.         26,248       286,152
Swiss Reinsurance                     4,018       306,649
UniCredito Italiano S.p.A.           95,293       790,062
                                               12,457,657

HEALTHCARE -- 1.8%

Angiotech Pharmaceuticals, Inc.      12,251       107,441(a,h,j)
GlaxoSmithKline PLC                  23,890       634,572
Hikma Pharmaceuticals PLC             4,324        33,358
Mindray Medical International Ltd.
   ADR (Class A)                        241         4,022(a)
Novartis AG (Regd.)                  12,915       751,860
Richter Gedeon Nyrt                     156        32,156
Roche Holding AG                      5,490       946,559
Sanofi-Aventis                        2,337       207,820(j)
Smith & Nephew PLC ADR                3,400       155,822(j)
Teva Pharmaceutical
   Industries Ltd. ADR                1,847        62,964
                                                2,936,574

INDUSTRIALS -- 3.6%

ABB Ltd. (Regd.)                     38,881       510,062
Adecco S.A. (Regd.)                   3,523       211,978
Asahi Glass Company Ltd.             29,003       357,916(j)
Barloworld Ltd.                       1,182        19,705
Brambles Industries PLC              12,674       113,400
Canadian National Railway Co.         9,405       394,105
Chiyoda Corp.                        20,369       398,530(j)
Doosan Heavy Industries and
   Construction Company Ltd.          1,230        51,136
East Japan Railway Co.                   63       440,757(j)
Empresas ICA Sociedad
   Controladora S.A. de C.V.         11,219        40,393(a)

                                     NUMBER
                                  OF SHARES         VALUE

Enka Insaat ve Sanayi AS              6,692  $     49,112
Fraser and Neave Ltd.                 7,000        18,268
Grasim Industries Ltd.                  430        23,659
Group 4 Securicor PLC                57,777       182,393
Group 4 Securicor PLC                59,345       187,504(j)
Grupo Aeroportuario del Sureste
   S.A. de C.V. ADR (Series B)          609        22,722
Jaiprakash Associates Ltd.            3,345        34,961
Komatsu Ltd.                         18,811       325,028(j)
Kubota Corp.                         16,000       131,453(j)
Malaysia International
   Shipping Corp. BHD                66,460       154,978(a)
Mitsubishi Heavy
   Industries Ltd.                   16,000        66,269
Orascom Construction
   Industries                         6,239       272,818
Orkla ASA                             2,160       102,886
Reliance Industries Ltd. GDR            606        30,603(b)
Sandvik AB                           44,786       513,338
Shanghai Electric Group,
   Company Ltd.                     140,815        47,346
Siemens AG (Regd.)                    6,384       556,381
SMC Corp.                             1,797       237,895
Smiths Group, PLC                    17,240       288,704
United Tractors Tbk PT               56,000        36,726
                                                5,821,026

INFORMATION TECHNOLOGY -- 2.3%

ASM Pacific Technology                4,500        23,446
Delta Electronics Inc.               13,809        39,636(a)
HON HAI Precision Industry
   Company Ltd.                      19,400       118,109
Hoya Corp.                           13,200       497,523
MediaTek Inc.                         8,600        81,589
Mettler Toledo International Inc.     2,125       140,569(a)
Nidec Corp.                           7,758       585,472(j)
Nokia OYJ                            36,478       723,625
Nortel Networks Corp.                21,684        49,562(a)
Samsung Electro-Mechanics
   Company Ltd.                         610        25,135
Samsung Electronics
   Company Ltd.                       1,020       715,562
Taiwan Semiconductor
   Manufacturing Company Ltd.       243,030       438,368
Taiwan Semiconductor
   Manufacturing Company
   Ltd. ADR                           1,660        15,936
Telefonaktiebolaget LM
   Ericsson (Series B)               85,941       297,863
Unimicron Technology Corp.           31,990        39,531
                                                3,791,926

MATERIALS -- 2.6%

BASF AG                               3,013       241,026
Bayer AG                              6,173       314,350
BHP Billiton PLC                     56,639       975,466
Cia Vale do Rio Doce ADR              6,235       134,427(h)
Evraz Group, S.A. GDR                 1,296        30,521(b)


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE STRATEGIC INVESTMENT FUND
Schedule of Investments

                                                              September 30, 2006


                                     NUMBER
                                  OF SHARES         VALUE

Harmony Gold Mining
   Company Ltd. ADR                   3,160  $     40,859(a)
Holcim Ltd. (Regd.)                   2,983       243,122
Israel Chemicals Ltd.                12,770        62,263
Linde AG                              4,653       437,879
MMC Norilsk Nickel ADR                  446        57,980
Polyus Gold Company
   ZAO ADR                              500        21,145(a)
POSCO                                   240        62,124
Potash Corp of Saskatchewan           5,461       567,860
Rio Tinto PLC (Regd.)                 9,653       455,652
Taiwan Fertilizer Company Ltd.       18,000        29,259
Tata Steel Ltd.                       1,698        19,781
Toray Industries Inc.                72,999       549,664(j)
Vedanta Resources PLC                 1,344        29,197
                                                4,272,575

TELECOMMUNICATION SERVICES -- 1.7%

America Movil S.A. de C.V.
   ADR (Series L)                    13,933       548,542(h)
Bharti Airtel Ltd.                    3,594        36,676(a)
Egyptian Company for
   Mobile Services                    1,252        35,392
France Telecom S.A.                   1,619        37,121(j)
Hellenic Telecommunications
   Organization S.A.                    817        20,016
Mobile Telesystems OJSC ADR             899        33,955
MTN Group, Ltd.                      14,325       116,176
Orascom Telecom Holding SAE             447        25,467
Orascom Telecom Holding
   SAE GDR                              343        18,944
Philippine Long Distance
   Telephone Co.                        703        31,795
Reliance Communication Ltd.          29,392       221,920
Singapore
   Telecommunications Ltd.          311,020       478,372
Telekomunikasi Indonesia
   Tbk PT (Series B)                 51,000        46,715
Telenor ASA                          38,902       507,860(j)
Turkcell Iletisim Hizmet ADR          1,043        13,872
Vodafone Group, PLC                  72,375       165,273
Vodafone Group, PLC ADR              22,275       509,206
                                                2,847,302

UTILITIES -- 0.8%

E.ON AG                               5,722       677,575
First Philippine Holdings Corp.      17,750        17,683
Korea Electric Power Corp.              670        26,085
National Grid PLC                     2,524        31,471
Veolia Environnement                  9,574       577,407(j)
                                                1,330,221

TOTAL COMMON STOCK
   (COST $35,320,400)                          43,907,330

                                     NUMBER
                                  OF SHARES         VALUE

PREFERRED STOCK -- 0.4%
--------------------------------------------------------------------------------

All America Latina Logistica S.A.     7,000  $     54,491
Cia Energetica de Minas Gerais      500,000        19,645
Cia Vale do Rio Doce                  5,768       107,124
Cia Vale do Rio Doce ADR             28,361       524,962(h)
Petroleo Brasileiro S.A.              1,100        20,566

TOTAL PREFERRED STOCK
   (COST $659,699)                                726,788


TOTAL FOREIGN EQUITY
   (COST $35,980,099)                          44,634,118

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 22.6%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 5.3%

U.S. Treasury Bonds
   4.50%    02/15/36            $   176,000  $    168,740
   5.38%    02/15/31                 20,000        21,614
   8.13%    08/15/19 - 08/15/21     426,000       564,332(h)
U.S. Treasury Inflation
   Indexed Bonds
   2.00%    01/15/16                215,328       210,532(p)
   3.50%    01/15/11                415,105       435,018(p)
U.S. Treasury Notes
   4.50%    09/30/11                870,000       866,734
   4.88%    05/15/09 - 08/15/16   6,380,000     6,430,667
                                                8,697,637

FEDERAL AGENCIES -- 0.3%

Federal Farm Credit Bank
   3.75%    01/15/09                221,000       215,538(h)
Federal Home Loan
   Mortgage Corp.
   4.75%    12/08/10                349,000       346,427(h)
                                                  561,965

AGENCY MORTGAGE BACKED -- 4.1%

Federal Home Loan Mortgage Corp.
   4.50%    06/01/33 - 02/01/35     109,344       102,254
   5.00%    07/01/35 - 10/01/35     229,038       220,294(h)
   5.50%    05/01/20                 14,760        14,744
   6.00%    04/01/17 - 05/01/35     285,251       287,787(h)
   6.50%    01/01/27 - 08/01/36     255,037       260,302(h)
   7.00%    10/01/16 - 08/01/36      71,940        73,960(h)
   7.50%    11/01/09 - 09/01/33      32,563        33,582(h)
   8.00%    04/01/30 - 11/01/30       4,533         4,775(h)
   9.00%    04/01/16 - 06/01/21       6,208         6,618(h)


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE STRATEGIC INVESTMENT FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

Federal National Mortgage Assoc.
   4.00%    05/01/19 - 06/01/19  $   98,571  $     93,104(h)
   4.50%    05/01/18 - 02/01/35     626,819       600,470(h)
   5.00%    06/01/20 - 08/01/35     515,749       498,077(h)
   5.50%    03/01/14 - 08/01/35     417,529       416,674(h)
   6.00%    07/01/14 - 08/01/35     554,823       558,191(h)
   6.50%    01/01/15 - 02/01/35     870,589       888,253(h)
   7.00%    10/01/16 - 06/01/36     216,472       222,485(h)
   7.50%    12/01/09 - 03/01/34      94,236        97,239(h)
   8.00%    12/01/11 - 11/01/33      49,404        51,647(h)
   8.50%    06/01/30 - 05/01/31       5,554         5,970
   9.00%    06/01/09 - 12/01/22      44,039        45,978
   5.00%    TBA                     587,000       567,650(c)
   5.50%    TBA                     450,000       449,000(c)
   6.00%    TBA                     254,000       256,004(c)
Government National
   Mortgage Assoc.
   4.50%    08/15/33 - 09/15/34     205,866       195,562
   5.00%    08/15/33                 40,339        39,332
   6.00%    04/15/30 - 09/15/36     106,026       107,383
   6.50%    02/15/24 - 08/15/36     214,780       220,400
   7.00%    03/15/12 - 06/15/34      51,488        52,819
   8.00%    09/15/29 - 06/15/30         559           593
   8.50%    10/15/17                 56,198        59,871
   9.00%    11/15/16 - 12/15/21      66,293        71,785
   5.50%    TBA                     200,000       198,625(c)
                                                6,701,428

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%

Collateralized Mortgage Obligation
   Trust (Class B)
   5.86%    11/01/18                  2,222         1,877(d,f,h)
Federal Home Loan
   Mortgage Corp.
   1.32%    10/15/18                137,945         7,549(g,i)
   1.82%    12/15/30                312,741        14,757(g,i)
   3.21%    10/15/33                 54,485        42,557(i)
   3.97%    12/15/33                 35,255        29,636(i)
   4.50%    04/15/13 - 03/15/19     381,602        38,147(g)
   4.50%    05/15/17 - 11/15/19     112,175       106,428(h)
   5.00%    12/15/13 - 12/01/34   1,760,827       310,889(g,h)
   5.00%    05/15/20 - 02/15/35      667,665      622,708(h)
   5.50%    04/15/17 - 06/15/33    209,8593         2,626(g)
   5.50%    10/15/34                 75,477        75,758(h)
   7.50%    01/15/16                 15,252        15,782
   7.50%    07/15/27                 15,650         3,276(g)
   8.00%    04/15/20                    869           867
   8.00%    02/01/23 - 07/01/24       6,207         1,310(g,h)
   11.71%   09/25/43                471,249         5,584(d,g,h,i)
Federal Home Loan
   Mortgage STRIPS
   5.57%    08/01/27                  1,325         1,084(d,f)
Federal National Mortgage
   Assoc STRIPS (Class 1)
   4.37%    11/01/34                191,908       143,818(d,f)

                                  PRINCIPAL
                                     AMOUNT         VALUE

Federal National Mortgage
   Assoc STRIPS (Class 2)
   7.50%    11/01/23             $   40,809  $     10,483(g)
   8.00%    08/01/23 - 07/01/24      13,286         3,010(g)
   8.50%    03/01/17 - 07/25/22       5,291         1,088(g)
   9.00%    05/25/22                  2,323           562(g)
Federal National Mortgage Assoc.
   1.19%    12/25/42                226,345         4,881(g,i)
   1.67%    10/25/29                 78,414         4,525(g,i)
   2.27%    09/25/42                308,054        13,477(g,h,i)
   2.32%    04/25/17 - 10/25/17     176,782        11,109(g,i)
   2.37%    08/25/16                 53,592         2,594(g,i)
   3.54%    09/25/31                 61,993        57,646(i)
   4.50%    05/25/18                 43,628         3,933(g)
   4.50%    12/25/19                 32,050        29,497
   4.75%    11/25/14                 29,971         1,987(g)
   5.00%    08/25/17 - 02/25/32      73,477         6,951(g)
   5.00%    03/25/35                 48,075        44,515
   5.50%    07/25/34 - 02/25/35     158,762       159,083
   5.75%    02/25/35                 80,125        81,105
   6.00%    12/25/34                 64,100        65,621
   6.50%    12/25/34                 32,356        32,989
   8.00%    07/25/14                 25,266        25,688
Federal National Mortgage
   Assoc. (Class S)
   1.77%    02/25/31                 89,685         4,228(g,i)
Federal National Mortgage
   Assoc. REMIC
   4.50%    11/25/13                 98,022         4,101(g)
   4.88%    03/25/31                 86,093        84,337(i)
   5.00%    10/25/22                 49,009         8,002(g)
Federal National Mortgage Assoc.
   REMIC (Class B)
   5.24%    12/25/22                  2,265         1,858(d,f)
Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91%  03/25/22                    12           149(g)
Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00%  05/25/22                    12           363(g)
Government National
   Mortgage Assoc.
   5.00%    02/16/34                 26,665        24,732
                                                2,143,167

ASSET BACKED -- 0.4%

Bank One Issuance Trust
   3.59%    05/17/10                 19,230        18,949(h)
Bank One Issuance Trust (Class A)
   5.36%    10/15/09                 96,000        96,019(i)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
   5.70%    01/25/34                  8,622         8,654(h,i)
Capital One Master Trust (Class C)
   6.70%    06/15/11                 64,000        65,540(b,h)


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE STRATEGIC INVESTMENT FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

Carmax Auto Owner Trust
   4.35%    03/15/10             $   44,000    $   43,432(h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   5.58%    03/25/32                 18,812        18,819(h,i)
Citibank Credit Card
   Issuance Trust
   4.45%    04/07/10                 40,000        39,457(h)
Countrywide Home Equity
   Loan Trust (Class A)
   5.56%    07/15/27                 21,891        21,893(h,i)
Fleet Home Equity Loan
   Trust (Class A)
   5.58%    01/20/33                 25,428        25,460(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
   4.15%    10/15/10                 48,716        47,965
Mid-State Trust
   7.54%    07/01/35                  7,569         7,863(h)
Peco Energy Transition Trust
   6.52%    12/31/10                 29,000        30,432(h)
Residential Asset Mortgage
   Products, Inc.
   5.57%    03/25/34                 12,056        12,063(h,i)
Residential Asset Securities Corp.
   5.58%    07/25/32                 10,089        10,092(h,i)
Residential Asset Securities
   Corp. (Class A)
   4.16%    07/25/30                 74,011        72,997(h,i)
Volkswagen Auto Lease
   Trust (Class A)
   3.94%    10/20/10                 29,000        28,644
Wells Fargo Home Equity Trust
   3.97%    09/25/24                 26,000        25,453(h,i)
                                                  573,732

CORPORATE NOTES -- 7.9%

Abbey National PLC
   7.95%    10/26/29                 58,000        72,349(h)
Abbott Laboratories
   5.88%    05/15/16                135,000       139,942(h)
AGL Capital Corp.
   7.13%    01/14/11                 60,000        63,683
Allegiance Corp.
   7.00%    10/15/26                 22,000        23,426(h)
Allied Waste North America, Inc.
   8.50%    12/01/08                122,000       127,795
Allstate Life Global Funding Trusts
   3.85%    01/25/08                 47,000        46,188(h)
Altria Group, Inc.
   7.20%    02/01/07                 35,000        35,125(h)
American Electric Power
   Company, Inc. (Series D)
   5.25%    06/01/15                 64,000        62,338(h)
American General Corp.
   7.50%    08/11/10                 35,000        37,673(h)

                                  PRINCIPAL
                                     AMOUNT         VALUE

Appalachian Power Co. (Series G)
   3.60%    05/15/08              $  19,000  $     18,486(h)
Appalachian Power Co. (Series K)
   5.00%    06/01/17                 38,000        35,657(h)
Archer-Daniels-Midland Co.
   7.00%    02/01/31                 38,000        43,837(h)
Arizona Public Service Co.
   6.25%    08/01/16                 90,000        91,768
AT&T, Inc.
   4.13%    09/15/09                 76,000        73,590(h)
   5.63%    06/15/16                 90,000        88,956(h)
   5.88%    08/15/12                 38,000        38,682(h)
AvalonBay Communities,
   Inc. (REIT)
   5.75%    09/15/16                 60,000        60,582
BAC CAP TRUST V
   5.63%    03/08/35                 58,000        53,916(h)
Banco BMG S.A.
   9.15%    01/15/16                100,000       100,250(b,h)
Banco Mercantil del Norte S.A.
   5.88%    02/17/14                115,000       115,575 (b,h,i)
Banco Santander Chile
   5.38%    12/09/14                 61,000        60,053(b,h)
Bank of America Corp.
   5.75%    08/15/16                 70,000        71,252
Barclays Bank PLC
   5.93%    12/31/49                100,000        99,979(b,i)
BellSouth Corp.
   4.20%    09/15/09                 50,000        48,489
   6.55%    06/15/34                 51,000        51,241(h)
BJ Services Co.
   5.75%    06/01/11                 90,000        90,816
BNP US Funding LLC (Series A)
   7.74%    12/31/49                 29,000        29,683 (b,h,i)
Boyd Gaming Corp.
   7.13%    02/01/16                 51,000        49,343(h)
British Telecommunications PLC
   8.38%    12/15/10                 35,000        39,209
Burlington Northern
   Santa Fe Corp.
   8.13%    04/15/20                 96,000       117,439(h)
Cadbury Schweppes US
   Finance LLC
   3.88%    10/01/08                 54,000        52,524(b)
Campbell Soup Co.
   5.50%    03/15/07                 54,000        54,039(h)
Capital One Bank
   6.50%    06/13/13                 29,000        30,321(h)
Capital One Financial Corp.
   8.75%    02/01/07                 58,000        58,593(h)
Carolina Power & Light Co.
   5.15%    04/01/15                 26,000        25,418(h)
   5.70%    04/01/35                 13,000        12,615(h)
   6.13%    09/15/33                 38,000        39,062(h)
CBS Corp.
   5.63%    05/01/07                 10,000        10,008(h)
Citigroup, Inc.
   5.00%    03/06/07                 45,000        44,927(h)


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE STRATEGIC INVESTMENT FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

Clear Channel
   Communications, Inc.
   4.63%    01/15/08              $  51,000  $     50,343(h)
CNA Financial Corp.
   6.00%    08/15/11                 90,000        91,261
Comcast Cable Communications
   Holdings, Inc.
   9.46%    11/15/22                 99,000       127,923(h)
Commonwealth Bank of Australia
   6.02%    03/29/49                 85,000        84,941(b,i)
Consumers Energy Co.
   5.15%    02/15/17                 38,000        36,373(h)
Corp Andina de Fomento
   5.75%    01/12/17                 65,000        65,447
Cosan S.A. Industria e Comercio
   8.25%    02/28/49                100,000        94,750(b,h)
Cosipa Commercial Ltd.
   8.25%    06/14/16                100,000       105,750(b)
Countrywide Home Loans, Inc.
   5.63%    05/15/07                 54,000        54,061(h)
COX Communications, Inc.
   5.45%    12/15/14                 58,000        55,981(h)
CRH America, Inc.
   6.00%    09/30/16                 60,000        60,084
Crown Americas LLC and Crown
   Americas Capital Corp.
   7.75%    11/15/15                138,000       139,725
CSC Holdings, Inc.
   7.88%    12/15/07                135,000       137,025
CSX Transportation, Inc.
   9.75%    06/15/20                  5,000         6,743(h)
DaimlerChrysler NA Holding Corp.
   4.05%    06/04/08                 38,000        37,176(h)
   4.75%    01/15/08                 38,000        37,638(h)
DBS Bank Ltd.
   5.00%    11/15/19                 67,000        64,222 (b,h,i)
Delhaize America, Inc.
   8.13%    04/15/11                 60,000        64,397
Detroit Edison Co. (Series B)
   5.45%    02/15/35                 61,000        56,715(h)
Devon OEI Operating Inc.
   4.38%    10/01/07                 32,000        31,633(h)
Diageo Capital PLC
   5.50%    09/30/16                 90,000        89,248
Dominion Resources, Inc.
   5.69%    05/15/08                 57,700        57,936(h,k)
Dominion Resources, Inc.
   (Series B)
   4.13%    02/15/08                 77,000        75,744(h)
Dominion Resources, Inc.
   (Series G)
   3.66%    11/15/06                 57,700        57,577(h,k)
Duke Capital LLC
   4.33%    11/16/06                 60,900        60,803(h)
   5.67%    08/15/14                 32,000        31,770(h)
Echostar DBS Corp.
   7.00%    10/01/13                 83,000        81,133(b)
   7.13%    02/01/16                 77,000        74,401(b,h)


                                  PRINCIPAL
                                     AMOUNT         VALUE

El Paso Corp.
   7.63%    09/01/08              $  85,000  $     87,019
El Paso Electric Co.
   6.00%    05/15/35                 61,000        58,880(h)
El Paso Production
   Holding Company
   7.75%    06/01/13                135,000       138,037
Embarq Corp.
   7.08%    06/01/16                 90,000        91,816
Empresa Energetica de Sergipe
   and Sociedade Anonima de
   Eletrificaao da Paraiba
   10.50%   07/19/13                 60,000        61,875(b)
Enterprise Products Operating LP
   4.00%    10/15/07                 27,000        26,589(h)
EOP Operating LP
   7.00%    07/15/11                 77,000        81,547(h)
   7.75%    11/15/07                109,000       111,743(h)
FirstEnergy Corp. (Series B)
   6.45%    11/15/11                 13,000        13,561(h)
Forest Oil Corp.
   8.00%    06/15/08                 90,000        92,362
FPL Group Capital, Inc. (Series B)
   5.55%    02/16/08                 76,900        77,026(h)
Georgia Power Co.
   4.88%    07/15/07                 74,000        73,746(h)
Goodrich Corp.
   7.10%    11/15/27                 55,000        59,958(h)
Greater Bay Bancorp
   5.25%    03/31/08                107,000       106,576(h)
GS Caltex Corp.
   5.50%    10/15/15                 58,000        57,136(b,h)
GTE Corp.
   6.94%    04/15/28                 67,000        69,112(h)
   7.51%    04/01/09                 38,000        39,845(h)
Halliburton Co.
   8.75%    02/15/21                 74,000        93,980(h)
HSBC Capital Funding LP
   4.61%    12/29/49                 61,000        56,547 (b,h,i)
HSBC Capital Funding LP
   (Series 1)
   9.55%    12/31/49                 48,000        54,479 (b,h,i)
HSBC Finance Corp.
   6.50%    11/15/08                 83,000        85,153(h)
Hutchison Whampoa Finance
   CI Ltd. (Series C)
   7.50%    08/01/27                150,000       171,768(b)
IBM Canada Credit Services Co.
   3.75%    11/30/07                 32,000        31,420(b,h)
IIRSA Norte Finance Ltd.
   8.75%    05/30/24                100,000       102,500(b)
IMC Global Inc. (Series B)
   10.88%   06/01/08                120,000       127,950
ING Capital Funding TR III
   8.44%    12/29/49                 19,000        21,113(h,i)
ING Groep N.V.
   5.78%    12/29/49                128,000       126,139(h,i)


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE STRATEGIC INVESTMENT FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

International Business
   Machines Corp.
   3.80%    02/01/08              $  38,000  $     37,350(h)
iStar Financial, Inc. (REIT)
   4.88%    01/15/09                 19,000        18,803(h)
   7.00%    03/15/08                 32,000        32,787(h)
JBS S.A.
   10.50%   08/04/16                100,000       101,250(b)
Kansas Gas & Electric
   5.65%    03/29/21                 32,000        31,204(h)
Kimco Realty Corp. (REIT)
   4.82%    06/01/14                 38,000        36,108(h)
Kinder Morgan Energy
   Partners LP
   5.13%    11/15/14                 45,000        42,684(h)
Kraft Foods, Inc.
   5.25%    06/01/07                 35,000        34,942(h)
L-3 Communications Corp.
   6.38%    10/15/15                 85,000        82,663(h)
Laboratory Corp of
   America Holdings
   5.63%    12/15/15                 38,000        37,656(h)
Landsbanki Islands
   6.10%    08/25/11                100,000       101,047(b)
Lucent Technologies Inc.
   5.50%    11/15/08                135,000       132,975
Lyondell Chemical Company
   8.25%    09/15/16                 90,000        91,350
MacDermid, Inc.
   9.13%    07/15/11                100,000       104,250(h)
Marsh & McLennan
   Companies, Inc.
   5.15%    09/15/10                 58,000        56,893(h)
Mediacom Broadband LLC
   8.50%    10/15/15                135,000       134,156(b)
Merrill Lynch & Company, Inc.
   6.05%    05/16/16                100,000       103,219
MGM Mirage
   5.88%    02/27/14                170,000       157,462(h)
Midamerican Energy
   Holdings Co.
   3.50%    05/15/08                 38,000        36,949(h)
   6.13%    04/01/36                 50,000        50,500(b,h)
Mohegan Tribal
   Gaming Authority
   8.00%    04/01/12                 90,000        93,150(h)
Morgan Stanley (Series F)
   6.25%    08/09/26                100,000       103,524
Motorola, Inc.
   4.61%    11/16/07                 35,250        34,979(h)
MUFG Capital Finance 1 Ltd.
   6.35%    07/25/49                100,000       101,332(h,i)
NAK Naftogaz Ukrainy
   8.13%    09/30/09                100,000        96,717
National Power Corp.
   9.63%    05/15/28                 75,000        86,519

                                  PRINCIPAL
                                     AMOUNT         VALUE

NB Capital Trust IV
   8.25%    04/15/27               $125,000  $    131,177(h)
Nelnet, Inc.
   5.13%    06/01/10                 71,000        69,443(h)
Nevada Power Company
   (Series N)
   6.65%    04/01/36                 35,000        36,173(b)
New Cingular Wireless
   Services Inc.
   8.75%    03/01/31                 64,000        82,048(h)
News America, Inc.
   7.25%    05/18/18                 32,000        35,138(h)
Nisource Finance Corp.
   5.45%    09/15/20                 90,000        83,108
Norfolk Southern Corp.
   6.00%    04/30/08                 35,000        35,349(h)
Norfolk Southern Railway Co.
   9.75%    06/15/20                 17,000        23,121(h)
Northeast Utilities (Series B)
   3.30%    06/01/08                 22,000        21,235(h)
Northrop Grumman Corp.
   4.08%    11/16/06                 25,600        25,558(h)
NorthWestern Corp.
   5.88%    11/01/14                 88,000        86,566(h)
Ohio Power Co. (Series E)
   6.60%    02/15/33                 22,000        23,366(h)
ONEOK Partners LP
   5.90%    04/01/12                 55,000        55,216
Owens Brockway Glass
   Container Inc.
   6.75%    12/01/14                 60,000        57,000(h)
Pacific Gas & Electric Co.
   6.05%    03/01/34                 29,000        29,185(h)
Pan American Energy LLC.
   (Series 4)
   7.75%    02/09/12                100,000        99,750(b)
PanAmSat Corp.
   9.00%    08/15/14                112,000       115,640(h)
Pemex Finance Ltd.
   9.03%    02/15/11                 37,800        40,456(h)
Pemex Project Funding
   Master Trust
   6.13%    08/15/08                103,000       103,788(h)
   7.38%    12/15/14                 29,000        31,428(h)
Pepco Holdings, Inc.
   5.50%    08/15/07                 51,000        50,988(h)
   6.03%    06/01/10                 38,000        38,127(h,i)
Petrobras International
   Finance Company
   6.13%    10/06/16                 40,000        39,823
Pioneer Natural Resources Co.
   6.88%    05/01/18                135,000       134,905
Plains All American Pipeline, LP
   6.70%    05/15/36                 60,000        62,683(b)
Popular North America, Inc.
   4.25%    04/01/08                 70,000        68,737


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE STRATEGIC INVESTMENT FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

Procter & Gamble - ESOP
   (Series A)
   9.36%    01/01/21           $    123,077  $    154,815(h)
Prudential Holdings LLC
   (Series C)
   8.70%    12/18/23                100,000       127,514
Puget Energy, Inc.
   3.36%    06/01/08                 22,000        21,277(h)
Puget Sound Energy, Inc.
   5.48%    06/01/35                 38,000        34,782(h)
   6.27%    03/15/37                 35,000        35,681
Qwest Capital Funding Inc.
   6.38%    07/15/08                128,000       128,160
Rabobank Capital Funding II
   5.26%    12/31/49                 83,000        81,229 (b,h,i)
Rabobank Capital
   Funding Trust
   5.25%    12/29/49                 60,000        57,914(b,i)
Resona Bank Ltd.
   5.85%    09/29/49                200,000       195,528(b,i)
Rogers Cable Inc.
   5.50%    03/15/14                 80,000        75,200(h)
Rouse Company LP (REIT)
   6.75%    05/01/13                 90,000        89,942(b)
RSHB Capital S.A.
   7.18%    05/16/13                100,000       104,000(b)
Simon Property Group,
   L.P. (REIT)
   4.60%    06/15/10                 38,000        37,082(h)
   4.88%    08/15/10                 10,000         9,834(h)
Smith International, Inc.
   6.00%    06/15/16                 55,000        56,252
Southern Copper Corp.
   7.50%    07/27/35                200,000       209,323
Sprint Capital Corp.
   6.00%    01/15/07                 96,000        96,103(h)
Standard Chartered Bank
   Hong Kong Ltd.
   4.38%    12/03/14                 40,000        38,860(i)
Station Casinos Inc.
   7.75%    08/15/16                 35,000        36,313
Stewart Enterprises, Inc.
   6.25%    02/15/13                122,000       112,850
Telecom Italia Capital S.A.
   6.11%    07/18/11                115,000       114,104(i)
Telefonos de Mexico S.A. de C.V.
   4.50%    11/19/08                103,000       100,957(h)
   8.75%    01/31/16              1,000,000        89,172
Teva Pharmaceutical
   Finance LLC
   6.15%    02/01/36                 60,000        57,774
The Kroger Co.
   6.80%    12/15/18                 38,000        39,822(h)
The Thomson Corp.
   5.50%    08/15/35                 38,000        35,103(h)
Time Warner Entertainment Co.
   8.38%    03/15/23 - 07/15/33      89,000       104,081(h)

                                  PRINCIPAL
                                     AMOUNT         VALUE

Time Warner, Inc.
   6.88%    05/01/12             $    6,000  $      6,329(h)
TXU Electric Delivery Co.
   5.00%    09/01/07                 42,000        41,826(h)
   6.38%    05/01/12                 42,000        43,374(h)
Tyson Foods, Inc.
   7.25%    10/01/06                  2,000         2,000(h)
Union Pacific Railroad Co.
   5.87%    07/02/30                 60,000        63,041
United Overseas Bank Ltd.
   4.50%    07/02/13                120,000       113,285(b,h)
United Utilities PLC
   6.45%    04/01/08                 38,000        38,568(h)
Vale Overseas Ltd.
   8.25%    01/17/34                 75,000        85,125
Valero Energy Corp.
   3.50%    04/01/09                 19,000        18,207(h)
Verizon Pennsylvania Inc.
   8.75%    08/15/31                 38,000        45,186(h)
VTB Capital S.A.
   6.14%    09/21/07                120,000       120,548 (b,h,i)
Wells Fargo & Co.
   5.25%    12/01/07                 19,000        19,005(h)
Westar Energy, Inc.
   5.15%    01/01/17                 26,000        24,778(h)
   7.13%    08/01/09                 19,000        19,757(h)
Westfield Capital
   Corporation Ltd.
   4.38%    11/15/10                 54,000        52,078(b,h)
Weyerhaeuser Co.
   6.13%    03/15/07                 10,000        10,011(h)
Williams Partners LP
   7.50%    06/15/11                 70,000        70,175(b)
Wisconsin Electric Power
   3.50%    12/01/07                 45,000        44,083(h)
Wyeth
   4.38%    03/01/08                 50,000        49,348
                                               12,994,379

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.6%

Banc of America Funding Corp.
   5.75%    03/20/36                 31,992        31,913(h,i)
   5.86%    02/20/36                 64,008        64,157(h,i)
Banc of America Mortgage
   Securities (Class B)
   5.39%    01/25/36                 31,981        31,374(h,i)
Bank of America Alternative
   Loan Trust
   6.50%    07/25/35                 53,949        54,752(h)
Bear Stearns Commercial
   Mortgage Securities
   5.58%    03/11/39                 35,000        35,409(h,i)
   6.02%    02/14/31                 96,000        97,526(h)
CalSTRS Trust
   4.13%    11/20/12                107,000       105,621(b,h)


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE STRATEGIC INVESTMENT FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

Countrywide Alternative
   Loan Trust
   6.00%    03/25/36            $    19,989  $     17,410
Countrywide Alternative Loan
   Trust (Class B)
   6.00%    05/25/36 - 08/25/36      34,929        30,967
Countrywide Home Loan
   Mortgage Pass Through
   Trust (Class M)
   5.50%    12/25/35                 25,734        25,078(h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
   5.65%    02/25/36                 24,828        24,290(h,i)
Crusade Global Trust (Class A)
   5.58%    09/18/34                 22,287        22,337(h,i)
CS First Boston Mortgage
   Securities Corp.
   5.16%    07/15/37                835,509        23,276(b,d,h,i)
   5.33%    10/25/35                 39,701        38,126(h,i)
DLJ Commercial
   Mortgage Corp.
   6.24%    11/12/31                256,400       260,563(h)
First Union-Lehman Brothers-
   Bank of America
   6.56%    11/18/35                 26,454        26,811(h)
GMAC Commercial Mortgage
   Securities, Inc.
   6.42%    05/15/35                320,615       325,938(h)
   6.47%    04/15/34                 50,000        52,235(h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
   5.08%    12/10/41              1,463,550        33,551 (d,h,i)
Greenwich Capital Commercial
   Funding Corp.
   5.12%    04/10/37                 62,818        62,713(h)
Impac CMB Trust (Class A)
   6.09%    12/25/33                 46,315        46,336(h,i)
Indymac INDA Mortgage
   Loan Trust
   5.16%    01/25/36                 63,945        61,259(h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
   5.16%    01/25/36                 63,945        63,492(h,i)
Indymac Index Mortgage
   Loan Trust
   5.39%    06/25/35                 42,734        41,723(h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   1.29%    01/12/39              1,211,628        44,183 (b,h,i)
   6.47%    11/15/35                 45,511        47,953(h)
JP Morgan Mortgage Trust
   5.41%    11/25/35                141,329       139,455(h,i)
LB-UBS Commercial
   Mortgage Trust
   4.06%    09/15/27                101,278        98,629(h,i)
   4.51%    12/15/29                 53,203        51,577(h)
   4.53%    01/15/36                562,784        37,996 (b,d,h)

                                  PRINCIPAL
                                     AMOUNT         VALUE

   4.63%    03/15/34            $   252,909  $      3,527(b,d,h,i)
   5.09%    01/18/12              1,121,574        31,858 (d,h,i)
   5.26%    09/15/39                 50,000        50,250
   6.17%    10/15/35                471,953        20,221(b,d,h,i)
   7.16%    02/15/40                890,593        19,119(b,d,h,i)
   7.80%    03/15/36                922,483        26,043(b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16                 28,000        29,667(b,h)
LB-UBS Commercial Mortgage
   Trust (Class X)
   7.46%    12/15/39                804,000        14,244(b,d,h,i)
Master Alternative Loans Trust
   5.00%    08/25/18                 72,473        11,165(g,h)
   6.50%    08/25/34 - 05/25/35     125,303       126,525(h)
Master Alternative Loans
   Trust (Class 3)
   6.50%    01/25/35                 52,897        52,897(h)
Merrill Lynch Mortgage
   Trust (Class A)
   5.80%    05/12/39                 80,000        81,524(i)
MLCC Mortgage Investors, Inc.
   5.40%    02/25/36                 49,996        48,860(h,i)
Morgan Stanley Capital I
   5.71%    07/20/44                100,000       102,285
   7.11%    04/15/33                 76,279        79,695(h)
Morgan Stanley Dean Witter
   Capital I
   4.26%    04/15/34                226,363         4,124 (b,d,h,i)
   4.53%    10/15/35                349,193         6,051 (b,d,h,i)
   7.20%    10/15/33                 25,000        26,445(h)
Morgan Stanley Dean Witter
   Capital I (Class A)
   6.39%    10/15/35                 58,331        61,319(h)
   6.54%    02/15/31                 34,948        35,936(h)
Nomura Asset Securities
   Corp. (Class A)
   6.59%    03/15/30                157,686       160,315(h)
Puma Finance Ltd. (Class A)
   5.55%    03/25/34                 73,334        73,422(h,i)
   5.70%    10/11/34                 41,057        41,104(h,i)
Residential Accredit Loans, Inc.
   6.00%    01/25/36                159,434       156,565(h)
Residential Asset Securitization
   Trust (Class A)
   5.50%    05/25/35                331,322       330,534(h,i)
Structured Asset Securities
   Corp. (Class X)
   2.15%    02/25/28                 61,506         2,691(i)
Wachovia Bank Commercial
   Mortgage Trust
   5.51%    03/15/45                 53,000        53,567(h)
   5.68%    05/15/43                 83,000        84,518(i)
Wachovia Bank Commercial
   Mortgage Trust (Class A)
   5.77%    07/15/45                 80,000        82,316


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE STRATEGIC INVESTMENT FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

Wells Fargo Mortgage Backed
   Securities Trust
   5.00%    11/25/20           $     73,256  $     72,522(h)
   5.35%    10/25/36                115,005       114,045(i)
   5.50%    01/25/36                 63,999        61,375(h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
   5.50%    03/25/36                254,204       246,566(h)
                                                4,307,945

SOVEREIGN BONDS -- 0.7%

Government of Argentina
   1.33%    12/31/38                 75,000        32,625(k)
   7.00%    09/12/13                 45,000        41,789
Government of Bahamas
   6.63%    05/15/33                 26,000        29,521(b,h)
Government of Brazil
   8.25%    01/20/34                 75,000        86,250
   8.88%    10/14/19                 75,000        88,950
   12.50%   01/05/16                250,000       115,442
Government of Colombia
   7.38%    09/18/37                100,000       101,250
   8.13%    05/21/24                 65,000        71,500
   12.00%   10/22/15             18,000,000         8,673
Government of Panama
   7.25%    03/15/15                 10,000        10,675
Government of Philippine
   7.75%    01/14/31                100,000       104,375
   9.38%    01/18/17                100,000       118,000
Government of Turkey
   7.38%    02/05/25                100,000        98,750
   9.50%    01/15/14                105,000       119,438
Government of Uruguay
   8.00%    11/18/22                100,000       105,500
                                                1,132,738

TOTAL BONDS AND NOTES
   (COST $37,662,450)                          37,112,991

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.2%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund                         11,593       401,813(q)
Industrial Select Sector
   SPDR Fund                         45,937     1,531,540 (h,j,q)

TOTAL EXCHANGE TRADED FUNDS
   (COST $1,584,462)                            1,933,353

                                  NUMBER OF
                                  CONTRACTS         VALUE

PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------

CALL OPTIONS

IMM Euro Future Options                  20   $       375
IMM Euro Future Options                   5           688
   (COST $1,323)

PUT OPTIONS

U.S. Treasury Notes
   10 Yr. Futures                        25         3,125
   (COST $3,975)

TOTAL PURCHASED OPTIONS
   (COST $5,298)                                    4,188

TOTAL INVESTMENTS IN SECURITIES
   (COST $145,860,929)                        162,009,951

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 10.6%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.9%

GEI Short Term Investment Fund
   5.49%                          3,046,939     3,046,939(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 8.7%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                         14,183,302    14,183,302(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $17,230,241)                          17,230,241


TOTAL INVESTMENTS
   (COST $163,091,170)                        179,240,192


LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (9.4)%                       (15,375,326)
                                             ------------

NET ASSETS-- 100.0%                          $163,864,866
                                             ============


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE STRATEGIC INVESTMENT FUND
Schedule of Investments

                                                              September 30, 2006


OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Strategic Investment Fund had the following written option contracts open at September 30, 2006:


                     EXPIRATION DATE/   NUMBER OF
CALL OPTIONS           STRIKE PRICE     CONTRACTS     VALUE
--------------------------------------------------------------------------------
IMM Euro Future
  Options              Oct 06 /94.88       20     $    (125)
IMM Euro Future
  Options              Nov 06 /94.75        5          (219)
  (Written Option Premium $428)


                     EXPIRATION DATE/   NUMBER OF
PUT OPTIONS            STRIKE PRICE     CONTRACTS     VALUE
--------------------------------------------------------------------------------
U.S. Treasury Notes
  10 Yr. Futures      Oct 06 /106.00       25       $  (781)
  (Written Option Premium $1,025)
                                                    -------
                                                    $(1,125)
                                                    =======


The GE Strategic Investment Fund had the following long futures contracts open at September 30, 2006:

                             NUMBER    CURRENT    UNREALIZED
               EXPIRATION      OF     NOTIONAL   APPRECIATION/
DESCRIPTION       DATE      CONTRACTS   VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Treasury
  Notes 2 Yr.
  Futures     December 2006     5   $1,022,500  $    2,959
U.S. Treasury
  Notes 10 Yr.
  Futures     December 2006     4      432,250        (261)


The GE Strategic Investment Fund had the following short futures contracts open at September 30, 2006:

                             NUMBER    CURRENT    UNREALIZED
               EXPIRATION      OF     NOTIONAL   APPRECIATION/
DESCRIPTION       DATE      CONTRACTS   VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
S & P 500 Index
  Futures     December 2006     3  $(1,009,050)   $(13,916)
                                                  --------
                                                  $(11,218)
                                                  ========


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE Government Securities Fund

                                                                             Q&A


THE GE GOVERNMENT SECURITIES FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, WILLIAM M. HEALEY AND JOSEPH M. RUTIGLIANO. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. HEALEY CHOOSES THE PORTFOLIO MANAGERS FOR THE TEAM, OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER HAS DISCRETIONARY AUTHORITY OVER HIS PORTION OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 143.


Q.  HOW DID THE GE GOVERNMENT SECURITIES FUND PERFORM
    RELATIVE TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED
    SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Government Securities Fund returned 2.27% for Class A shares, 1.40% for Class B shares and 1.41% for Class C shares excluding sales charges, if applicable. The Lehman Government Index, the Fund's benchmark, returned 3.30% and the Fund's Lipper peer group of 84 Intermediate U.S. Government Funds returned an average of 2.93% for the same period.


Q.  WHAT HAPPENED IN THE FIXED INCOME MARKET OVER THE
    TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. Economic growth rebounded strongly in the first quarter of 2006 after struggling late in 2005 due to adverse effects from hurricanes in the gulf coast. Inflation started ticking up in the first half of 2006 as commodity prices, particularly oil increased, wages rose and capacity utilization levels rose. By summer though, declining home sales pushed growth forecasts for the second half downward. Meanwhile, inflation expectations softened as gasoline prices dropped from their peak in mid-July. The Federal Reserve continued its 25 basis point rate hikes at each meeting through June showing consistency of policy through the change in chairman from Alan Greenspan to Dr. Ben Bernanke. The Federal Open Market Committee (FOMC) took no policy action at its August or September meetings, keeping the fed funds target at 5.25%. In its September statement the committee explained, "The moderation in economic growth appears to be continuing, partly reflecting a cooling of the housing market." According to the committee, slower growth combined with falling energy prices suggest a moderation of inflationary pressures. Interest rates ended the period higher, particularly at the shorter end of the yield curve. 2-year Treasury note yields rose 52 basis points to 4.68% while 10-year Treasury note yields finished at 4.62%, up 30 basis points.

    Despite hiccups in May and June, the high yield and emerging market debt sectors recorded the best total returns for the last twelve-month period. The Lehman Brothers High Yield Index returned 8.1% while the JP Morgan Emerging Market Bond Index-Global Diversified returned 7.5%. The fundamental backdrop for both these markets remained favorable throughout the period. Defaults in the high yield sector have ticked up only slightly from very low levels. Emerging market economies in general continued to improve and the political climate, especially in those countries facing an election, appeared less volatile. As a result, yield spreads versus treasuries in both markets narrowed producing the favorable return. Within the high-grade sectors, fixed-rate MBS was the best performer returning 4.2%, just ahead of its securitized cousins,


PICTURED TO THE RIGHT:
WILLIAM M. HEALEY

[Photo omitted]

GE Government Securities Fund

                                                                             Q&A


    ABS and Commercial MBS. Low rate volatility worked to the benefit of these sectors. Corporate spreads traded within a tight range over the last year, ending wider by just 6 basis points, producing a 3.5% return for the sector. With interest rates higher and high-grade credit spreads only slightly wider, U.S. treasury performance lagged with a 12-month return of 3.1%.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The yield curve continued to flatten over the last twelve months and the portfolio was positioned primarily for a steeper curve resulting in a drag in performance relative to the benchmark. However, on the upside, tactical duration positioning and security selection added positively to total return. An underweight to government agencies, which outperformed treasuries, slightly hurt performance of the Fund.

GE Government Securities Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                  ACCOUNT VALUE AT THE                  ACCOUNT VALUE AT THE                    EXPENSES PAID
                               BEGINNING OF THE PERIOD ($)              END OF THE PERIOD ($)              DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,028.98                              4.51
     Class B                            1,000.00                              1,023.86                              8.28
     Class C                            1,000.00                              1,023.84                              8.28
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,020.38                              4.52
     Class B                            1,000.00                              1,016.69                              8.31
     Class C                            1,000.00                              1,016.68                              8.32
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.89% FOR CLASS A, 1.64% FOR CLASS B, AND 1.65% FOR CLASS C, (FROM PERIOD APRIL 1, 2006 - SEPTEMBER 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 2.90% FOR CLASS A SHARES, 2.39% FOR CLASS B SHARES, AND 2.38% FOR CLASS C SHARES.

GE Government Securities Fund

FIVE YEAR TREASURY NOTE
YIELD HISTORY
10/1/05-- 9/30/06

High             5.23%
Low              4.21%
Average          4.69%


[Line chart omitted -- plot points are as follows:]

Date                   Yield
10/3/05               4.24%
10/4/05               4.23%
10/5/05               4.21%
10/6/05               4.25%
10/7/05               4.23%
10/10/05              4.23%
10/11/05              4.27%
10/12/05              4.31%
10/13/05              4.32%
10/14/05              4.34%
10/17/05              4.35%
10/18/05              4.33%
10/19/05              4.32%
10/20/05              4.29%
10/21/05              4.26%
10/24/05              4.31%
10/25/05              4.41%
10/26/05              4.46%
10/27/05              4.42%
10/28/05              4.45%
10/31/05              4.44%
11/1/05               4.46%
11/2/05               4.49%
11/3/05               4.54%
11/4/05               4.56%
11/7/05               4.53%
11/8/05               4.47%
11/9/05               4.56%
11/10/05              4.48%
11/11/05              4.48%
11/14/05              4.54%
11/15/05              4.50%
11/16/05              4.42%
11/17/05              4.39%
11/18/05              4.42%
11/21/05              4.39%
11/22/05              4.34%
11/23/05              4.37%
11/24/05              4.38%
11/25/05              4.33%
11/28/05              4.32%
11/29/05              4.40%
11/30/05              4.41%
12/1/05               4.45%
12/2/05               4.44%
12/5/05               4.50%
12/6/05               4.41%
12/7/05               4.44%
12/8/05               4.37%
12/9/05               4.43%
12/12/05              4.45%
12/13/05              4.42%
12/14/05              4.37%
12/15/05              4.37%
12/16/05              4.35%
12/19/05              4.36%
12/20/05              4.40%
12/21/05              4.43%
12/22/05              4.37%
12/23/05              4.31%
12/26/05              4.31%
12/27/05              4.29%
12/28/05              4.32%
12/29/05              4.32%
12/30/05              4.35%
1/2/06                4.35%
1/3/06                4.30%
1/4/06                4.28%
1/5/06                4.28%
1/6/06                4.32%
1/9/06                4.30%
1/10/06               4.36%
1/11/06               4.39%
1/12/06               4.34%
1/13/06               4.29%
1/16/06               4.29%
1/17/06               4.27%
1/18/06               4.27%
1/19/06               4.31%
1/20/06               4.29%
1/23/06               4.29%
1/24/06               4.32%
1/25/06               4.40%
1/26/06               4.44%
1/27/06               4.44%
1/30/06               4.46%
1/31/06               4.45%
2/1/06                4.50%
2/2/06                4.50%
2/3/06                4.48%
2/6/06                4.51%
2/7/06                4.52%
2/8/06                4.54%
2/9/06                4.54%
2/10/06               4.59%
2/13/06               4.57%
2/14/06               4.59%
2/15/06               4.60%
2/16/06               4.58%
2/17/06               4.55%
2/20/06               4.55%
2/21/06               4.59%
2/22/06               4.56%
2/23/06               4.62%
2/24/06               4.64%
2/27/06               4.65%
2/28/06               4.60%
3/1/06                4.63%
3/2/06                4.66%
3/3/06                4.70%
3/6/06                4.76%
3/7/06                4.75%
3/8/06                4.74%
3/9/06                4.74%
3/10/06               4.77%
3/13/06               4.77%
3/14/06               4.67%
3/15/06               4.69%
3/16/06               4.59%
3/17/06               4.62%
3/20/06               4.61%
3/21/06               4.69%
3/22/06               4.69%
3/23/06               4.73%
3/24/06               4.66%
3/27/06               4.69%
3/28/06               4.78%
3/29/06               4.80%
3/30/06               4.83%
3/31/06               4.81%
4/3/06                4.83%
4/4/06                4.82%
4/5/06                4.79%
4/6/06                4.84%
4/7/06                4.91%
4/10/06               4.88%
4/11/06               4.85%
4/12/06               4.91%
4/13/06               4.97%
4/14/06               4.97%
4/17/06               4.92%
4/18/06               4.87%
4/19/06               4.90%
4/20/06               4.92%
4/21/06               4.91%
4/24/06               4.89%
4/25/06               4.97%
4/26/06               5.02%
4/27/06               4.95%
4/28/06               4.91%
5/1/06                5.01%
5/2/06                4.97%
5/3/06                5.01%
5/4/06                5.03%
5/5/06                4.98%
5/8/06                5.00%
5/9/06                5.01%
5/10/06               5.02%
5/11/06               5.04%
5/12/06               5.08%
5/15/06               5.04%
5/16/06               4.98%
5/17/06               5.01%
5/18/06               4.95%
5/19/06               4.96%
5/22/06               4.94%
5/23/06               4.92%
5/24/06               4.93%
5/25/06               4.97%
5/26/06               4.94%
5/29/06               4.94%
5/30/06               4.98%
5/31/06               5.03%
6/1/06                5.02%
6/2/06                4.90%
6/5/06                4.95%
6/6/06                4.95%
6/7/06                4.96%
6/8/06                4.95%
6/9/06                4.94%
6/12/06               4.95%
6/13/06               4.93%
6/14/06               5.04%
6/15/06               5.07%
6/16/06               5.10%
6/19/06               5.12%
6/20/06               5.13%
6/21/06               5.14%
6/22/06               5.19%
6/23/06               5.21%
6/26/06               5.21%
6/27/06               5.19%
6/28/06               5.23%
6/29/06               5.15%
6/30/06               5.09%
7/3/06                5.11%
7/4/06                5.11%
7/5/06                5.18%
7/6/06                5.15%
7/7/06                5.10%
7/10/06               5.09%
7/11/06               5.07%
7/12/06               5.08%
7/13/06               5.03%
7/14/06               5.03%
7/17/06               5.03%
7/18/06               5.11%
7/19/06               5.02%
7/20/06               4.98%
7/21/06               4.99%
7/24/06               4.99%
7/25/06               5.02%
7/26/06               4.98%
7/27/06               4.98%
7/28/06               4.91%
7/31/06               4.90%
8/1/06                4.90%
8/2/06                4.88%
8/3/06                4.90%
8/4/06                4.83%
8/7/06                4.86%
8/8/06                4.84%
8/9/06                4.86%
8/10/06               4.87%
8/11/06               4.91%
8/14/06               4.95%
8/15/06               4.87%
8/16/06               4.80%
8/17/06               4.81%
8/18/06               4.78%
8/21/06               4.76%
8/22/06               4.76%
8/23/06               4.77%
8/24/06               4.77%
8/25/06               4.75%
8/28/06               4.77%
8/29/06               4.76%
8/30/06               4.73%
8/31/06               4.69%
9/1/06                4.68%
9/4/06                4.68%
9/5/06                4.73%
9/6/06                4.74%
9/7/06                4.73%
9/8/06                4.71%
9/11/06               4.73%
9/12/06               4.71%
9/13/06               4.70%
9/14/06               4.74%
9/15/06               4.75%
9/18/06               4.77%
9/19/06               4.69%
9/20/06               4.69%
9/21/06               4.58%
9/22/06               4.54%
9/25/06               4.50%
9/26/06               4.55%
9/27/06               4.56%
9/28/06               4.57%
9/29/06               4.58%


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek a high level of current income consistent with safety of principal by investing at least 80% of its net assets in U.S. Government securities under normal market conditions.


LIPPER PERFORMANCE COMPARISON
Intermediate U.S. Government
Peer Group
Based on average annual total returns for the periods ended 9/30/06


                                        ONE        FIVE            TEN
                                       YEAR        YEAR           YEAR
                                      ------      ------         ------
Number of Funds
in peer group:                           84           73             48
--------------------------------------------------------------------------------
Peer group average
annual total return:                   2.93%        3.52%          5.45%
--------------------------------------------------------------------------------
Lipper categories in peer group:
Intermediate U.S. Government


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES++

Class A

[Line chart omitted -- plot points are as follows:]

                    GE Government                         Securities Fund                       LB Government
                   Securities Fund                           With Load                           Bond Index
9/96                 $10,000.00                             $ 9,575.00                            $10,000.00
9/97                  10,943.25                              10,478.16                             10,914.89
9/98                  12,213.87                              11,694.78                             12,399.73
9/99                  11,968.23                              11,459.58                             12,187.09
9/00                  12,743.65                              12,202.04                             13,062.05
9/01                  14,306.32                              13,698.31                             14,793.99
9/02                  15,648.20                              14,983.15                             16,278.71
9/03                  16,110.15                              15,425.47                             16,856.46
9/04                  16,368.13                              15,672.48                             17,282.02
9/05                  16,708.55                              15,998.44                             17,708.17
9/06                  17,087.04                              16,360.84                             18,292.62


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                  ENDING VALUE
                                        ONE        FIVE            TEN            OF A $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE Government Securities              2.27%        3.61%          5.50%           $17,087
GE Government Securities
  W/LOAD                             -2.08%        2.72%          5.05%           $16,361
  MAXIMUM LOAD
   OF 4.25%
LB Government
  Bond Index                          3.30%        4.34%          6.23%           $18,293

CLASS B SHARES

Class B

[Line chart omitted -- plot points are as follows:]

                    GE Government                          LB Government
                   Securities Fund                          Bond Index
9/96                 $10,000.00                             $10,000.00
9/97                  10,871.03                              10,914.89
9/98                  12,065.31                              12,399.73
9/99                  11,773.12                              12,187.09
9/00                  12,427.92                              13,062.05
9/01                  13,870.26                              14,793.99
9/02                  15,036.09                              16,278.71
9/03                  15,383.06                              16,856.46
9/04                  15,496.54                              17,282.02
9/05                  15,818.84                              17,708.17
9/06                  16,177.18                              18,292.62


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                  ENDING VALUE
                                        ONE        FIVE            TEN            OF A $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE Government Securities              1.40%        2.82%          4.93%           $16,177
GE Government Securities
  W/LOAD                             -1.60%        2.82%          4.93%
  MAXIMUM LOAD                        3.00%        0.00%          0.00%
LB Government
  Bond Index                          3.30%        4.34%          6.23%           $18,293

CLASS C SHARES

Class C

[Line chart omitted -- plot points are as follows:]

                    GE Government                          LB Government
                   Securities Fund                          Bond Index
9/99                 $10,000.00                             $10,000.00
3/00                  10,273.14                              10,269.80
9/00                  10,607.84                              10,717.94
3/01                  11,334.59                              11,536.00
9/01                  11,851.16                              12,139.06
3/02                  11,666.38                              11,990.68
9/02                  12,844.71                              13,357.34
3/03                  13,021.27                              13,598.03
9/03                  13,126.31                              13,831.41
3/04                  13,341.45                              14,175.21
9/04                  13,238.36                              14,180.60
3/05                  13,208.77                              14,190.63
9/05                  13,429.28                              14,530.27
3/06                  13,301.00                              14,494.26
9/06                  13,618.10                              15,009.83

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING VALUE
                                          ONE         FIVE           SINCE           OF A $10,000
                                         YEAR         YEAR         INCEPTION        INVESTMENT (A)
                                        ------       ------       -----------      ----------------
GE Government Securities                1.41%       2.82%           4.51%              $13,618
GE Government Securities
  W/LOAD                                0.41%       2.82%           4.51%
  MAXIMUM LOAD                          1.00%       0.00%           0.00%
LB Government Bond Index                3.30%       4.34%           5.97%              $15,010


AN INVESTMENT IN THE GE GOVERNMENT SECURITIES FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE GOVERNMENT SECURITIES FUND
Schedule of Investments

                                                              September 30, 2006


GE GOVERNMENT SECURITIES FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $174,002
(IN THOUSANDS) AS OF SEPTEMBER 30, 2006

[Pie chart omitted -- plot points are as follows:]

U.S. Treasuries  67.4%
Short-Term & Other  18.1%
Mortgage Backed  6.3%
Federal Agencies  5.9%
Corporate Notes  2.3%

                                  PRINCIPAL
                                     AMOUNT         VALUE

BONDS AND NOTES -- 96.7%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 87.2%

U.S. Treasury Bonds
   4.50%    02/15/36          $     980,000 $     939,575(j)
   7.13%    02/15/23             11,180,000    14,045,658(h)
   8.13%    08/15/19 - 08/15/21   6,750,000     8,918,933(h)
U.S. Treasury Inflation
   Indexed Bonds
   2.00%    01/15/16              1,215,063     1,188,004(p)
   3.50%    01/15/11              2,309,387     2,420,168(p)
U.S. Treasury Notes
   3.00%    11/15/07              5,775,000     5,657,710(h)
   3.13%    05/15/07              1,000,000       988,630(h)
   4.00%    08/31/07             19,000,000    18,838,121(h)
   4.13%    08/15/08              3,500,000     3,467,450(j)
   4.50%    09/30/11             19,730,000    19,655,105
   4.88%    05/15/09 - 08/15/16  40,755,000    41,142,346(h,j)
                                              117,261,700

FEDERAL AGENCIES -- 7.6%

Federal Farm Credit Bank
   3.75%    01/15/09                835,000       814,363(h)
Federal Home Loan
   Bank System
   2.63%    10/16/06              2,750,000     2,747,077(h)
Federal Home Loan
   Mortgage Corp.
   2.88%    05/15/07              6,800,000     6,701,563(h)
                                               10,263,003

                                  PRINCIPAL
                                     AMOUNT         VALUE

AGENCY MORTGAGE BACKED -- 1.4%

Federal Home Loan
   Mortgage Corp.
   6.50%    04/01/31            $     3,510  $      3,594(h)
   7.00%    12/01/26 - 02/01/30       3,971         4,094(h)
   7.50%    02/01/07 - 04/01/12     378,150       387,409(h)
Federal National
   Mortgage Assoc.
   6.00%    06/01/35                 83,465        83,871(h)
   7.50%    12/01/23                 94,283        97,274(h)
   9.00%    06/01/09 - 07/01/21      39,299        41,309(h)
   5.00%    TBA                     158,000       155,235(c)
   5.50%    TBA                     714,000       703,290(c)
Government National
   Mortgage Assoc.
   8.50%    05/15/21 - 03/15/23      29,390        31,672(h)
   9.00%    07/15/16                340,868       369,173(h)
                                                1,876,921

ASSET BACKED -- 0.3%

Accredited Mortgage Loan
   Trust (Class A)
   5.63%    07/25/34                369,747       371,025(h,i)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%

Morgan Stanley Dean Witter
   Capital I (Class A)
   6.54%    02/15/31                272,604       280,309(h)

TOTAL BONDS AND NOTES
   (COST $129,558,843)                        130,052,958

                                   NUMBER OF
                                    CONTRACTS       VALUE
--------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------

CALL OPTIONS

IMM Euro Future Options                  60         1,125
IMM Euro Future Options                  25         3,438
   (COST $5,002)


PUT OPTIONS

U.S. Treasury Notes
   10 Yr. Futures                        45         5,625
   (COST $6,530)


TOTAL PURCHASED OPTIONS
   (COST $11,532)                                  10,188


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE GOVERNMENT SECURITIES FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 21.2%
--------------------------------------------------------------------------------

ASSET BACKED -- 11.7%

Bank One Issuance Trust (Class A)
   5.36%    10/15/09             $1,000,000 $   1,000,193(i)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
   5.70%    01/25/34                  5,612         5,634(i)
Capital Auto Receivables Asset
   Trust (Class A)
   5.39%    04/15/08              1,145,177     1,145,333(i)
Chase Credit Card Master
   Trust (Class A)
   5.37%    09/15/09              1,000,000     1,000,253(i)
Countrywide Home Equity Loan
   Trust (Class A)
   5.57%    05/15/28              1,017,035     1,017,128(i)
First Franklin Mortgage Loan
   Asset Backed Certificates
   (Class M)
   5.78%    03/25/35              2,556,000     2,570,500(i)
First USA Credit Card Master
   Trust (Class A)
   5.48%    05/17/10              1,000,000     1,001,436(i)
Gracechurch Card Funding
   PLC (Class A)
   5.36%    02/17/09              2,000,000     2,000,386(i)
Long Beach Mortgage Loan Trust
   5.45%    09/25/35                434,314       434,365(i)
   5.60%    11/25/34                113,234       113,301(i)
Option One Mortgage Loan
   Trust (Class A)
   5.75%    02/25/33                394,643       395,221(i)
Providian Gateway Master
   Trust (Class A)
   5.69%    07/15/11                800,000       805,625(b,i)
Residential Asset Mortgage
   Products, Inc.
   5.66%    12/25/33                 61,715        61,889(i)
Residential Asset Mortgage
   Products, Inc. (Class A)
   5.63%    01/25/34                 21,288        21,292(i)
Residential Asset Securities
   Corp. (Class A)
   5.65%    11/25/33              1,532,760     1,535,136(i)
Saxon Asset Securities Trust
   5.56%    05/25/35              1,157,235     1,157,882(i)
Structured Asset Securities Corp.
   5.53%    02/25/35              1,498,880     1,500,402(i)
                                               15,765,976

CORPORATE NOTES -- 3.0%

Countrywide Financial Corp.
   5.55%    09/02/08              2,000,000     2,000,074(i)
Prudential Financial, Inc.
   5.54%    06/13/08              2,000,000     2,004,672(i)
                                                4,004,746

                                  PRINCIPAL
                                     AMOUNT         VALUE

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.5%

Banc of America Large Loan
   5.54%    03/15/22            $ 1,500,000 $   1,500,846(b,i)
Bear Stearns Commercial
   Mortgage Securities (Class C)
   5.71%    08/03/14              2,890,000     2,890,000(b,i)
Crusade Global Trust (Class A)
   5.58%    09/18/34                592,996       594,335(i)
Granite Master Issuer PLC
   5.47%    12/20/24              2,000,000     2,001,402(i)
Impac CMB Trust
   5.66%    08/25/33                716,565       716,856(i)
Impac CMB Trust (Class A)
   6.09%    12/25/33                142,145       142,211(i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
   5.50%    10/15/17                186,356       186,406(b,i)
Residential Accredit Loans, Inc.
   5.63%    03/25/34                427,892       428,631(i)
Thornburg Mortgage Securities
   Trust (Class A)
   5.67%    04/25/43                279,287       279,586(i)
                                                8,740,273

TOTAL SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN
   (COST $28,504,135)                          28,510,995


TOTAL INVESTMENTS IN SECURITIES
   (COST $158,074,510)                        158,574,141

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.5%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 0.3%

GEI Short Term Investment Fund
   5.49%                            423,527       423,527(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 11.2%

GEI Short Term Investment Fund
   5.49%                         15,003,970    15,003,970(d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $15,427,497)                          15,427,497


TOTAL INVESTMENTS
   (COST $173,502,007)                        174,001,638


LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (29.4)%                      (39,581,120)
                                             ------------

NET ASSETS-- 100%                            $134,420,518
                                             ============


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE GOVERNMENT SECURITIES FUND
Schedule of Investments

                                                              September 30, 2006


OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Government Securities Fund had the following written option contracts open at September 30, 2006:


                     EXPIRATION DATE/   NUMBER OF
CALL OPTIONS           STRIKE PRICE     CONTRACTS     VALUE
--------------------------------------------------------------------------------
IMM Euro Future
  Options              Nov 06 /94.75       25      $ (1,094)
IMM Euro Future
  Options              Oct 06 /94.88       60          (375)
  (Written Option Premium $1,748)


                     EXPIRATION DATE/   NUMBER OF
PUT OPTIONS            STRIKE PRICE     CONTRACTS     VALUE
--------------------------------------------------------------------------------
U.S. Treasury Notes
  10 Yr. Futures      Oct 06 /106.00       45      $ (1,406)
  (Written Option Premium $1,595)
                                                   --------
                                                  $   (2,875)
                                                  ==========


The GE Government Securities Fund had the following long futures contracts open at September 30, 2006:

                             NUMBER     CURRENT   UNREALIZED
               EXPIRATION      OF      NOTIONAL  APPRECIATION/
DESCRIPTION       DATE      CONTRACTS    VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Treasury
  Notes 2 Yr.
  Futures     December 2006    105   $21,472,500  $ 47,909
U.S. Treasury
  Notes 5 Yr.
  Futures     December 2006    40      4,220,625    28,640
U.S. Treasury
  Notes 10 Yr.
  Futures     December 2006    23      2,485,438    (6,532)
                                                   -------
                                                   $70,017
                                                   =======


Foreign currency exchange contracts outstanding at September 30, 2006:

                        CONTRACTS      IN                    UNREALIZED
SETTLEMENT                 TO       EXCHANGE    CONTRACTS   APPRECIATION/
   MONTH    TYPE         RECEIVE       FOR      AT VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
 Oct-06     Buy  JPY    13,551,660   $114,700    $114,443      $(257)
 Oct-06     Buy  JPY    13,551,805   $114,700    $114,783      $  83
 Oct-06     Buy  JPY    20,085,500   $170,000    $170,122      $ 122
                                     -------------------------------
                                     $399,400    $399,348      $ (52)
                                     ===============================


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE Short-Term Government Fund

THE GE SHORT-TERM GOVERNMENT FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, ERIC H. GOULD, WILLIAM M. HEALEY AND JOSEPH M. RUTIGLIANO. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. COLONNA CHOOSES THE PORTFOLIO MANAGERS FOR THE TEAM, OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER HAS DISCRETIONARY AUTHORITY OVER HIS PORTION OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 143.


Q.  HOW DID THE GE SHORT-TERM GOVERNMENT FUND PERFORM
    RELATIVE TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED
    SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Short-Term Government Fund returned 3.51% for Class A shares, 2.98% for Class B shares,
    2.83 for Class C shares, and 3.84% for Class Y shares excluding sales charges, if applicable. The Lehman Brothers 1-3-Year Government Bond Index, the Fund's benchmark, returned 3.82% and the Fund's Lipper peer group of 93 Short U.S. Government Funds returned an average of 3.35% for the same period.


Q.  WHAT HAPPENED IN THE FIXED INCOME MARKET OVER THE
    TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. Economic growth rebounded strongly in the first quarter of 2006 after struggling late in 2005 due to adverse effects from hurricanes in the gulf coast. Inflation started ticking up in the first half of 2006 as commodity prices, particularly oil increased, wages rose and capacity utilization levels rose. By summer though, declining home sales pushed growth forecasts for the second half downward. Meanwhile, inflation expectations softened as gasoline prices dropped from their peak in mid-July. The Federal Reserve continued its 25 basis point rate hikes at each meeting through June showing consistency of policy through the change in chairman from Alan Greenspan to Dr. Ben Bernanke. The Federal Open Market Committee (FOMC) took no policy action at its August or September meetings, keeping the fed funds target at 5.25%. In its September statement the committee explained, "The moderation in economic growth appears to be continuing, partly reflecting a cooling of the housing market." According to the committee, slower growth combined with falling energy prices suggest a moderation of inflationary pressures. Interest rates ended the period higher, particularly at the shorter end of the yield curve. 2-year Treasury note yields rose 52 basis points to 4.68% while 10-year Treasury note yields finished at 4.62%, up 30 basis points.

    Despite hiccups in May and June, the high yield and emerging market debt sectors recorded the best total returns for the last twelve-months period. The Lehman Brothers High Yield Index returned 8.1% while the JP Morgan Emerging Market Bond Index-Global Diversified returned 7.5%. The fundamental backdrop for both these markets remained favorable throughout the period. Defaults in the high yield sector have ticked up only slightly from very low levels. Emerging market economies in general continued to improve and the political climate, especially in those countries facing an election, appeared less volatile. As a result, yield spreads versus treasuries in both markets narrowed producing the favorable return. Within the high-grade sectors, fixed-rate MBS was the best performer returning 4.2%, just


PICTURED TO THE RIGHT: PAUL M. COLONNA

[Photo omitted]

                                                                             Q&A


    ahead of its securitized cousins, ABS and Commercial MBS. Low rate volatility worked to the benefit of these sectors. Corporate spreads traded within a tight range over the last year, ending wider by just 6 basis points, producing a 3.5% return for the sector. With interest rates higher and high-grade credit spreads only slightly wider, U.S. treasury performance lagged with a 12-month return of 3.1%.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The main source of Fund performance relative to the benchmark is the Fund's exposure to high quality mortgage-backed securities, which offer a considerable yield advantage over duration-matched government securities. Although mortgage-backed spreads ended mildly wider over the last twelve-month period, the sector still produced positive excess returns above duration-matched treasury bonds.

GE Short-Term Government Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                  ACCOUNT VALUE AT THE                  ACCOUNT VALUE AT THE                     EXPENSES PAID
                               BEGINNING OF THE PERIOD ($)              END OF THE PERIOD ($)               DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,023.02                               4.05
     Class B                            1,000.00                              1,020.88                               7.07
     Class C                            1,000.00                              1,019.21                               7.84
     Class Y                            1,000.00                              1,024.30                               2.78
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,020.84                               4.05
     Class B                            1,000.00                              1,017.89                               7.08
     Class C                            1,000.00                              1,017.14                               7.85
     Class Y                            1,000.00                              1,022.07                               2.79
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.80% FOR CLASS A, 1.40% FOR CLASS B, 1.55% FOR CLASS C, AND 0.55% FOR CLASS Y, (FROM PERIOD APRIL 1, 2006 - SEPTEMBER 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 2.30% FOR CLASS A SHARES, 2.09% FOR CLASS B SHARES, 1.92% FOR CLASS C SHARES, AND 2.43% FOR CLASS Y SHARES.

GE Short-Term Government Fund

TWO YEAR TREASURY NOTE
YIELD HISTORY
10/1/05-- 9/30/06

High                  5.28%
Low                   4.18%
Average               4.71%

[Line chart omitted -- plot points are as follows:]

Date                   Yield
10/3/05               4.21%
10/4/05               4.21%
10/5/05               4.18%
10/6/05               4.20%
10/7/05               4.19%
10/10/05              4.19%
10/11/05              4.22%
10/12/05              4.23%
10/13/05              4.23%
10/14/05              4.26%
10/17/05              4.28%
10/18/05              4.25%
10/19/05              4.24%
10/20/05              4.22%
10/21/05              4.21%
10/24/05              4.25%
10/25/05              4.34%
10/26/05              4.37%
10/27/05              4.35%
10/28/05              4.39%
10/31/05              4.38%
11/1/05               4.40%
11/2/05               4.43%
11/3/05               4.46%
11/4/05               4.47%
11/7/05               4.45%
11/8/05               4.41%
11/9/05               4.49%
11/10/05              4.43%
11/11/05              4.43%
11/14/05              4.49%
11/15/05              4.46%
11/16/05              4.40%
11/17/05              4.37%
11/18/05              4.39%
11/21/05              4.37%
11/22/05              4.30%
11/23/05              4.35%
11/24/05              4.35%
11/25/05              4.35%
11/28/05              4.32%
11/29/05              4.39%
11/30/05              4.41%
12/1/05               4.44%
12/2/05               4.42%
12/5/05               4.47%
12/6/05               4.40%
12/7/05               4.40%
12/8/05               4.36%
12/9/05               4.40%
12/12/05              4.43%
12/13/05              4.41%
12/14/05              4.36%
12/15/05              4.35%
12/16/05              4.36%
12/19/05              4.37%
12/20/05              4.41%
12/21/05              4.44%
12/22/05              4.38%
12/23/05              4.37%
12/26/05              4.37%
12/27/05              4.35%
12/28/05              4.36%
12/29/05              4.36%
12/30/05              4.40%
1/2/06                4.40%
1/3/06                4.33%
1/4/06                4.30%
1/5/06                4.32%
1/6/06                4.35%
1/9/06                4.35%
1/10/06               4.40%
1/11/06               4.42%
1/12/06               4.38%
1/13/06               4.34%
1/16/06               4.33%
1/17/06               4.33%
1/18/06               4.33%
1/19/06               4.37%
1/20/06               4.35%
1/23/06               4.35%
1/24/06               4.39%
1/25/06               4.46%
1/26/06               4.49%
1/27/06               4.50%
1/30/06               4.51%
1/31/06               4.52%
2/1/06                4.58%
2/2/06                4.60%
2/3/06                4.57%
2/6/06                4.61%
2/7/06                4.60%
2/8/06                4.63%
2/9/06                4.66%
2/10/06               4.68%
2/13/06               4.67%
2/14/06               4.68%
2/15/06               4.69%
2/16/06               4.69%
2/17/06               4.68%
2/20/06               4.68%
2/21/06               4.70%
2/22/06               4.67%
2/23/06               4.72%
2/24/06               4.72%
2/27/06               4.73%
2/28/06               4.68%
3/1/06                4.70%
3/2/06                4.71%
3/3/06                4.75%
3/6/06                4.77%
3/7/06                4.75%
3/8/06                4.72%
3/9/06                4.71%
3/10/06               4.74%
3/13/06               4.72%
3/14/06               4.64%
3/15/06               4.68%
3/16/06               4.62%
3/17/06               4.64%
3/20/06               4.65%
3/21/06               4.74%
3/22/06               4.74%
3/23/06               4.77%
3/24/06               4.71%
3/27/06               4.74%
3/28/06               4.80%
3/29/06               4.80%
3/30/06               4.84%
3/31/06               4.82%
4/3/06                4.85%
4/4/06                4.82%
4/5/06                4.80%
4/6/06                4.84%
4/7/06                4.90%
4/10/06               4.88%
4/11/06               4.86%
4/12/06               4.91%
4/13/06               4.95%
4/14/06               4.95%
4/17/06               4.90%
4/18/06               4.83%
4/19/06               4.85%
4/20/06               4.88%
4/21/06               4.90%
4/24/06               4.88%
4/25/06               4.94%
4/26/06               4.99%
4/27/06               4.90%
4/28/06               4.86%
5/1/06                4.95%
5/2/06                4.91%
5/3/06                4.94%
5/4/06                4.97%
5/5/06                4.93%
5/8/06                4.95%
5/9/06                4.96%
5/10/06               4.99%
5/11/06               4.99%
5/12/06               5.01%
5/15/06               4.98%
5/16/06               4.95%
5/17/06               4.95%
5/18/06               4.91%
5/19/06               4.96%
5/22/06               4.95%
5/23/06               4.92%
5/24/06               4.94%
5/25/06               4.95%
5/26/06               4.95%
5/29/06               4.95%
5/30/06               4.97%
5/31/06               5.04%
6/1/06                5.02%
6/2/06                4.91%
6/5/06                4.98%
6/6/06                5.00%
6/7/06                5.00%
6/8/06                5.01%
6/9/06                5.00%
6/12/06               5.01%
6/13/06               5.01%
6/14/06               5.12%
6/15/06               5.13%
6/16/06               5.16%
6/19/06               5.18%
6/20/06               5.19%
6/21/06               5.20%
6/22/06               5.24%
6/23/06               5.27%
6/26/06               5.25%
6/27/06               5.24%
6/28/06               5.28%
6/29/06               5.19%
6/30/06               5.15%
7/3/06                5.17%
7/4/06                5.17%
7/5/06                5.24%
7/6/06                5.21%
7/7/06                5.17%
7/10/06               5.17%
7/11/06               5.15%
7/12/06               5.17%
7/13/06               5.11%
7/14/06               5.09%
7/17/06               5.11%
7/18/06               5.19%
7/19/06               5.10%
7/20/06               5.06%
7/21/06               5.08%
7/24/06               5.08%
7/25/06               5.12%
7/26/06               5.07%
7/27/06               5.05%
7/28/06               4.98%
7/31/06               4.95%
8/1/06                4.95%
8/2/06                4.95%
8/3/06                4.99%
8/4/06                4.90%
8/7/06                4.95%
8/8/06                4.90%
8/9/06                4.91%
8/10/06               4.93%
8/11/06               4.97%
8/14/06               5.01%
8/15/06               4.94%
8/16/06               4.88%
8/17/06               4.90%
8/18/06               4.88%
8/21/06               4.86%
8/22/06               4.87%
8/23/06               4.87%
8/24/06               4.87%
8/25/06               4.86%
8/28/06               4.87%
8/29/06               4.86%
8/30/06               4.81%
8/31/06               4.78%
9/1/06                4.76%
9/4/06                4.76%
9/5/06                4.80%
9/6/06                4.81%
9/7/06                4.81%
9/8/06                4.81%
9/11/06               4.83%
9/12/06               4.82%
9/13/06               4.79%
9/14/06               4.84%
9/15/06               4.86%
9/18/06               4.88%
9/19/06               4.80%
9/20/06               4.82%
9/21/06               4.69%
9/22/06               4.67%
9/25/06               4.64%
9/26/06               4.70%
9/27/06               4.69%
9/28/06               4.66%
9/29/06               4.69%


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in U.S. Government securities under normal market conditions.


LIPPER PERFORMANCE COMPARISON
Short Term U.S. Government Bond
Peer Group

Based on average annual total returns for the periods ended 9/30/06

                                        ONE        FIVE            TEN
                                       YEAR        YEAR           YEAR
                                      ------      ------         ------
Number of Funds
in peer group:                           93           74             50
--------------------------------------------------------------------------------
Peer group average
annual total return:                  3.35%        2.46%           4.31%
--------------------------------------------------------------------------------
Lipper categories in peer group:
Short Term U.S. Government Bond


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

Class A

[Line chart omitted -- plot points are as follows:]


                    GE Short-Term                         Government Fund                       LB 1-3 Year
                   Government Fund                           With Load                      Government Bond Index
9/96                 $10,000.00                             $ 9,750.00                            $10,000.00
9/97                  10,656.65                              10,390.23                             10,688.06
9/98                  11,440.65                              11,154.64                             11,535.17
9/99                  11,728.98                              11,435.76                             11,903.59
9/00                  12,393.41                              12,083.57                             12,599.45
9/01                  13,645.59                              13,304.45                             13,943.73
9/02                  14,428.88                              14,068.16                             14,760.34
9/03                  14,725.54                              14,357.40                             15,173.52
9/04                  14,858.96                              14,487.48                             15,350.77
9/05                  15,019.28                              14,643.80                             15,518.41
9/06                  15,546.14                              15,157.49                             16,111.52


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING VALUE
                                          ONE         FIVE            TEN            OF A $10,000
                                         YEAR         YEAR           YEAR           INVESTMENT (A)
                                        ------       ------         ------         ----------------
GE Short-Term Government                3.51%        2.64%           4.51%             $15,546
GE Short-Term Government
  W/LOAD                                0.92%        2.12%           4.25%             $15,157
  MAXIMUM LOAD
   OF 2.50%
LB 1-3 Yr.                              3.82%        2.93%           4.89%             $16,112

CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                    GE Short-Term                          LB 1-3 Year
                   Government Fund                     Government Bond Index
9/96                 $10,000.00                             $10,000.00
9/97                  10,584.20                              10,688.06
9/98                  11,306.96                              11,535.17
9/99                  11,522.82                              11,903.59
9/00                  12,093.73                              12,599.45
9/01                  13,248.57                              13,943.73
9/02                  13,914.60                              14,760.34
9/03                  14,200.68                              15,173.52
9/04                  14,329.35                              15,350.77
9/05                  14,483.96                              15,518.41
9/06                  14,992.04                              16,111.52


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING VALUE
                                          ONE         FIVE            TEN            OF A $10,000
                                         YEAR         YEAR           YEAR           INVESTMENT (A)
                                        ------       ------         ------         ----------------
GE Short-Term Government                 2.98%       2.03%           4.13%            $14,992
GE Short-Term Government
  W/LOAD                                -0.02%       2.03%           4.13%
  MAXIMUM LOAD                           3.00%       0.00%           0.00%
LB 1-3 Yr.                               3.82%       2.93%           4.89%            $16,112

CLASS C SHARES

Class C

[Line chart omitted -- plot points are as follows:]

                    GE Short-Term                          LB 1-3 Year
                   Government Fund                     Government Bond Index
9/99                 $10,000.00                             $10,000.00
3/00                  10,119.38                              10,182.44
9/00                  10,479.79                              10,584.58
3/01                  10,968.91                              11,181.68
9/01                  11,463.27                              11,713.89
3/02                  11,540.70                              11,807.51
9/02                  12,021.33                              12,399.91
3/03                  12,112.16                              12,598.94
9/03                  12,175.89                              12,747.01
3/04                  12,293.31                              12,906.18
9/04                  12,192.78                              12,895.92
3/05                  12,122.30                              12,870.72
9/05                  12,231.55                              13,036.75
3/06                  12,340.47                              13,181.15
9/06                  12,577.47                              13,535.01


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING VALUE
                                          ONE         FIVE           SINCE           OF A $10,000
                                         YEAR         YEAR         INCEPTION        INVESTMENT (A)
                                        ------       ------         ------         ----------------
GE Short-Term Government                2.83%       1.88%           3.33%             $12,577

GE Short-Term Government
  W/LOAD                                1.83%       1.88%           3.33%
  MAXIMUM LOAD                          1.00%       0.00%           0.00%
LB 1-3 Yr.                              3.82%       2.93%           4.42%             $13,535

CLASS Y SHARES

Class Y

[Line chart omitted -- plot points are as follows:]

                    GE Short-Term                          LB 1-3 Year
                   Government Fund                     Government Bond Index
9/96                 $10,000.00                             $10,000.00
9/97                  10,683.31                              10,688.06
9/98                  11,500.24                              11,535.17
9/99                  11,829.65                              11,903.59
9/00                  12,518.55                              12,599.45
9/01                  13,784.78                              13,943.73
9/02                  14,613.54                              14,760.34
9/03                  14,952.40                              15,173.52
9/04                  15,125.10                              15,350.77
9/05                  15,324.54                              15,518.41
9/06                  15,913.23                              16,111.52

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING VALUE
                                          ONE         FIVE            TEN            OF A $10,000
                                         YEAR         YEAR           YEAR           INVESTMENT (A)
                                        ------       ------         ------         ----------------
GE Short-Term Government                 3.84%       2.91%           4.76%             $15,913

LB 1-3 Yr.                               3.82%       2.93%           4.89%             $16,112


AN INVESTMENT IN THE GE SHORT-TERM GOVERNMENT FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE SHORT-TERM GOVERNMENT FUND
Schedule of Investments

                                                              September 30, 2006


GE SHORT-TERM GOVERNMENT FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $122,892
(IN THOUSANDS) AS OF SEPTEMBER 30, 2006

[Pie chart omitted -- plot points are as follows:]

U.S. Treasuries  28.5%
Agency Collateralized Mortgage Obligations  23.1%
Short-Term  16.9%
Agency Mortgage Backed  12.8%
Asset Backed  10.2%
Non-Agency Collateralized Mortgage Obligations  6.9%
Corporate Notes  1.6%


                                  PRINCIPAL
                                     AMOUNT         VALUE

BONDS AND NOTES -- 84.8%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 36.3%

U.S. Treasury Notes
   4.38%    12/31/07           $  8,770,000 $   8,717,906(j)
   4.50%    09/30/11              3,140,000     3,128,081
   4.88%    05/31/08 - 07/31/11  23,005,000    23,151,656(j)
                                               34,997,643

AGENCY MORTGAGE BACKED -- 16.3%

Federal Home Loan
   Mortgage Corp.
   6.00%    12/01/08 - 09/01/19     162,122       164,509(h)
   6.50%    05/01/13 - 05/01/36     835,447       851,138
   7.00%    02/01/12 - 04/01/36     653,534       671,465
   7.50%    01/01/16 - 08/01/30     369,343       381,061
   8.00%    04/01/23                  3,156         3,302
   8.50%    01/01/09 - 11/01/20     212,092       221,391
   8.75%    08/01/08                 27,983        28,174
Federal National
   Mortgage Assoc.
   4.01%    06/01/33                115,304       113,436(i)
   4.05%    06/01/33                396,540       390,225(i)
   4.14%    07/01/33                618,904       610,608(i)
   4.30%    05/01/33                516,629       515,021(i)
   4.60%    12/01/32                152,461       155,300(i)
   5.23%    06/01/33                 86,443        88,369(i)
   5.31%    07/01/33                 98,142        98,388(i)
   5.61%    06/01/33                164,304       165,580(i)
   6.00%    01/01/12 - 04/01/33   1,153,729     1,168,023
   6.50%    05/01/17 - 11/01/35   1,222,232     1,246,819

                                  PRINCIPAL
                                     AMOUNT         VALUE

   7.00%    03/01/17 - 04/01/36 $ 1,581,876 $   1,625,313
   7.50%    06/01/11 - 05/01/34   1,835,056     1,895,660
   8.00%    03/01/22 - 11/01/33     243,682       257,295
   8.50%    02/01/18 - 07/01/31     586,217       626,010
   9.00%    08/01/10 - 03/01/31     729,208       789,270
   9.50%    09/01/21                 94,570       103,295
   9.75%    02/01/21                165,979       181,237
Government National
   Mortgage Assoc.
   6.00%    06/15/25 - 07/15/35     589,438       597,091
   6.50%    09/15/16 - 09/15/35   1,630,560     1,671,771
   7.00%    12/15/18 - 05/15/32     347,634       358,729
   7.50%    02/15/09 - 01/15/25     440,639       454,272
   8.00%    07/15/17                136,766       144,864
   9.00%    08/15/09 - 12/15/09     159,597       162,411
   9.50%    12/15/09                 13,553        13,985
                                               15,754,012

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 29.4%

Federal Home Loan
   Mortgage Corp.
   3.25%    07/15/23                671,657       657,004
   3.50%    11/15/13 - 05/15/26    5,119,00    55,017,955
   4.00%    08/15/18 - 08/15/29    2,247,25    52,206,700
   5.00%    11/15/12                334,548        13,121(g)
   5.00%    12/15/20 - 11/15/22    1,873,68    71,863,966
   5.25%    08/15/11              1,958,698     1,955,065
   5.50%    01/15/20              1,500,000     1,502,737
   5.75%    07/15/11              1,798,430     1,799,473
   6.00%    11/15/23 - 03/15/26   5,031,581     5,067,520
   6.50%    02/15/14                920,850       130,057(g)
   8.00%    01/15/34                394,260       399,670
Federal National
   Mortgage Assoc.
   1.41%    07/25/44              5,100,505       258,659(g)
   4.50%    09/25/16 - 07/25/33   2,743,319     2,702,025
   5.00%    08/25/29              1,000,000       992,671
   5.50%    06/25/25 - 02/25/35   1,003,962     1,005,499
   6.00%    08/25/28              1,511,939     1,518,734
   6.50%    12/25/34              1,164,834     1,187,631
   15.86%   05/25/18             23,013,720        59,836(d,g,i)
                                               28,338,323

ASSET BACKED -- 0.9%

CPS Auto Trust (Class A)
   7.62%    07/16/11                164,476       164,459(b)
Security National Asset Sec
   Series Trust (Class A)
   6.36%    12/25/35                630,702       630,702(b)
World Omni Auto Receivables
   Trust (Class B)
   2.35%    09/15/09                108,342       108,004
                                                  903,165


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE SHORT-TERM GOVERNMENT FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%

Bank of America Alternative Loan
   Trust (Class 4)
   6.50%    06/25/35          $     386,121  $    391,611
First Union National Bank
   Commercial Mortgage (Class I)
   1.42%    10/15/32             12,781,346       501,242(b,i)
GRP/AG Real Estate Asset
   Trust (Class A)
   4.85%    01/25/35                383,961       381,081(b)
LB Commercial Conduit
   Mortgage Trust (Class B)
   6.36%    10/15/35                500,000       510,100
                                                1,784,034

TOTAL BONDS AND NOTES
   (COST $82,441,095)                          81,777,177

--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 21.2%
--------------------------------------------------------------------------------

ASSET BACKED -- 12.2%

Bear Stearns Asset Backed
   Securities Inc.
   5.55%    11/25/35              2,336,000     2,339,955(i)
Chase Credit Card Master
   Trust (Class A)
   5.37%    09/15/09              1,000,000     1,000,253(i)
Countrywide Asset-Backed
   Certificates
   5.48%    07/25/36              1,000,000     1,000,027(i)
Discover Card Master
   Trust I (Class A)
   5.35%    05/15/11                500,000       500,005(i)
GSAMP Trust
   5.44%    05/25/36              1,657,726     1,657,726(b,i)
   5.48%    12/25/35                500,000       500,245(i)
Metris Master Trust (Class A)
   5.43%    03/21/11                405,000       405,040(i)
Providian Master Note
   Trust (Class A)
   5.36%    01/15/13              2,000,000     2,001,250(b,i)
Residential Asset Securities Corp.
   5.58%    01/25/36              2,000,000     2,004,063(i)
Residential Asset Securities
   Corp. (Class A)
   5.65%    11/25/33                306,552       307,027(i)
                                               11,715,591

CORPORATE NOTES -- 2.1%

Countrywide Financial Corp.
   5.55%    09/02/08              2,000,000     2,000,074(i)

                                  PRINCIPAL
                                     AMOUNT         VALUE

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.9%

Banc of America Large Loan
   5.54%    03/15/22           $    500,000  $    500,282(b,i)
Bear Stearns Commercial
   Mortgage Securities (Class C)
   5.71%    08/03/14              2,000,000     2,000,000(b,i)
Crusade Global Trust (Class A)
   5.58%    09/18/34                249,700       250,263(i)
JP Morgan Alternative Loan Trust
   5.39%    08/25/36              1,851,930     1,851,935(i)
Residential Accredit Loans, Inc.
   5.51%    06/25/36              1,890,595     1,891,976(i)
   5.63%    03/25/34                177,270       177,576(i)
                                                6,672,032

TOTAL SECURITIES PURCHASED WITH COLLATERAL
   FROM SECURITIES ON LOAN
   (COST $20,376,591)                          20,387,697


TOTAL INVESTMENTS IN SECURITIES
   (COST $102,817,686)                        102,164,874

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 21.5%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 14.2%

GEI Short Term Investment Fund
   5.49%                         13,645,142    13,645,142(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 7.3%

GEI Short Term Investment Fund
   5.49%                          7,082,468     7,082,468(d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $20,727,610)                          20,727,610

TOTAL INVESTMENTS
   (COST $123,545,296)                        122,892,484

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (27.5)%                      (26,513,468)
                                             ------------

NET ASSETS-- 100.0%                          $ 96,379,016
                                             ============


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE Tax-Exempt Fund

                                                                             Q&A


THE GE TAX-EXEMPT FUND IS MANAGED BY MICHAEL J. CAUFIELD. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 143.


Q. HOW DID THE GE TAX-EXEMPT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006 the GE Tax-Exempt Fund returned 2.82% for Class A shares, 2.05% for Class B shares, 2.06% for Class C shares and 3.09% for Class Y shares excluding sales charges, if applicable. The Lehman Brothers 10 year Municipal Bond Index, the Fund's benchmark, returned 4.55% and the Lipper peer group of 155 Intermediate Municipal Bond Funds returned an average of 3.33% for the same period.


Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. While a tightening Federal Reserve monetary environment was the key performance driver in portfolio returns over the first half of the fiscal period, the economy continued to provide mixed signals in the second half of the twelve-month period contributing widespread speculation as to the duration of Fed activity. During the third quarter, fixed income markets rallied as Federal Reserve monetary policy remained unchanged in August and again in mid-September. Municipal bond yields fell between 40 and 50 bps between mid-September and June, with ten-year maturities outperforming all other segments of the municipal curve. The Fund's curve positioning contributed the most significant variance with the Lehman Ten Year Index, given its overweight inside of ten years and lack of exposure to longer assets. Portfolio structuring however, did contribute a degree of stability earlier in the year as rates rose significantly during first quarter of 2006. The Fund performed as expected, posting competitive returns in a rising interest rate environment. The Fund's primary objective remains the maximization of tax-exempt income and to this measure the Fund's Class A shares' twelve-month yield as of September 30, 2006, exceeded the reported Lipper peer group of 152 Intermediate Municipal Bond Funds average by 57 basis points. The Fund's 30-day yield for the month-end September 30, 2006 was 3.63%.


Q. WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006 AND HOW WAS THE PORTFOLIO POSITIONED WITH RESPECT TO ECONOMIC CONDITIONS?

A. Inflationary concerns, driven by economic expansion, and growing job market, as well as pressures relating to rising commodity and accelerating energy prices contributed to a volatile interest rate environment over the past twelve-month period. In addition, the timing and extent of Fed action and the transition to a new Federal Reserve chairman injected a significant degree of speculation into the market. Interest rates experienced significant volatility over the last nine months. During the first two quarters of 2006, rates rose between 35 and 46 basis points and the Fund performed strongly on both an absolute and relative basis. As quickly as rates rose, the market corrected as a Fed pause in the tightening cycle led to the market rallying throughout the summer months. Rates fell by over 50 basis points throughout the curve and as was the case in the last quarter of 2005, longer assets benefited the most. While the Fund was well positioned for a move to higher rates given it's shorter than average duration and it's curve concentration, this structure limited performance as rates fell and returns trailed the peer group.


PICTURED TO THE RIGHT:
MICHAEL J. CAUFIELD

[Photo omitted]

GE Tax-Exempt Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                  ACCOUNT VALUE AT THE                   ACCOUNT VALUE AT THE                     EXPENSES PAID
                               BEGINNING OF THE PERIOD ($)               END OF THE PERIOD ($)               DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                               1,026.27                               4.40
     Class B                            1,000.00                               1,022.46                               8.20
     Class C                            1,000.00                               1,021.60                               8.21
     Class Y                            1,000.00                               1,027.16                               3.06
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                               1,020.50                               4.41
     Class B                            1,000.00                               1,016.78                               8.21
     Class C                            1,000.00                               1,016.77                               8.23
     Class Y                            1,000.00                               1,021.80                               3.07
-----------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.87% FOR CLASS A, 1.62% FOR CLASS B, 1.63% FOR CLASS C, AND 0.61% FOR CLASS Y, (FROM PERIOD APRIL 1, 2006 - SEPTEMBER 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 2.63% FOR CLASS A SHARES, 2.25% FOR CLASS B SHARES, 2.16% FOR CLASS C SHARES, AND 2.72% FOR CLASS Y SHARES.

GE Tax-Exempt Fund


QUALITY RATINGS
AS OF SEPTEMBER 30, 2006
as a % of Market Value (unaudited)
--------------------------------------------------------------------------------
Moody's/S&P/          Percentage of
Fitch Rating*         Market Value
--------------------------------------------------------------------------------
Aaa/AAA                   80.19%
Aa/AA                      9.39%
A/A                        8.69%
Below A                    1.73%
--------------------------------------------------------------------------------
                         100.00%


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek as high a level of income exempt from Federal income taxation as is consistent with preservation of capital by investing primarily in investment-grade municipal obligations.


LIPPER PERFORMANCE COMPARISON
Intermediate Municipal Debt
Peer Group


Based on average annual total returns for the periods ended 9/30/06

                                        ONE        FIVE            TEN
                                       YEAR        YEAR           YEAR
                                      ------      ------         ------
Number of Funds
in peer group:                          155          106             69
--------------------------------------------------------------------------------
Peer group average
annual total return:                   3.33%        3.78%          4.72%
--------------------------------------------------------------------------------
Lipper categories in peer group:
Intermediate Municipal Debt


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES++

Class A

[Line chart omitted -- plot points are as follows:]

                                                        GE Tax-Exempt Fund                       LB 10-Year
                 GE Tax-Exempt Fund                          With Load                           Muni Index
9/96                 $10,000.00                             $ 9,575.00                            $10,000.00
9/97                  10,777.64                              10,319.59                             10,951.00
9/98                  11,460.12                              10,973.07                             11,915.85
9/99                  11,248.75                              10,770.68                             11,861.51
9/00                  11,824.29                              11,321.76                             12,618.98
9/01                  13,038.92                              12,484.76                             13,881.19
9/02                  14,119.28                              13,519.21                             15,196.01
9/03                  14,618.64                              13,997.35                             15,768.07
9/04                  14,965.65                              14,329.61                             16,509.88
9/05                  15,190.85                              14,545.24                             16,972.17
9/06                  15,618.54                              14,954.75                             17,744.85


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE Tax-Exempt                         2.82%        3.68%        4.56%               $15,619
GE Tax-Exempt
  W/LOAD                             -1.55%        2.78%        4.11%               $14,955
  MAXIMUM LOAD
   OF 4.25%
LBMI                                  4.55%        5.03%        5.90%               $17,745

CLASS B SHARES

Class B

[Line chart omitted -- plot points are as follows:]

                                                            LB 10-Year
                 GE Tax-Exempt Fund                         Muni Index
9/96                 $10,000.00                             $10,000.00
9/97                  10,746.54                              10,951.00
9/98                  11,356.52                              11,915.85
9/99                  11,090.45                              11,861.51
9/00                  11,581.69                              12,618.98
9/01                  12,674.81                              13,881.19
9/02                  13,622.97                              15,196.01
9/03                  13,988.96                              15,768.07
9/04                  14,225.44                              16,509.88
9/05                  14,439.50                              16,972.17
9/06                  14,846.03                              17,744.85


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE Tax-Exempt                         2.05%        2.90%          4.03%              $14,846
GE Tax-Exempt
  W/LOAD                             -0.95%        2.90%          4.03%
  MAXIMUM LOAD                        3.00%        0.00%          0.00%
LBMI                                  4.55%        5.03%          5.90%              $17,745

                                                                  CLASS C SHARES

Class C

[Line chart omitted -- plot points are as follows:]

                                                            LB 10-Year
                 GE Tax-Exempt Fund                         Muni Index
9/99                 $10,000.00                             $10,000.00
3/00                  10,095.47                              10,218.03
9/00                  10,442.62                              10,638.59
3/01                  11,067.99                              11,317.08
9/01                  11,428.66                              11,702.72
3/02                  11,295.05                              11,711.77
9/02                  12,271.08                              12,811.20
3/03                  12,360.50                              12,905.60
9/03                  12,611.47                              13,293.47
3/04                  12,820.01                              13,691.20
9/04                  12,825.16                              13,918.87
3/05                  12,704.68                              13,940.20
9/05                  12,910.42                              14,308.61
3/06                  12,897.62                              14,401.69
9/06                  13,176.17                              14,960.02

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE           SINCE              $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE Tax-Exempt                         2.06%        2.88%          4.02%            $13,176

GE Tax-Exempt
  W/LOAD                              1.06%        2.88%          4.02%
  MAXIMUM LOAD                        1.00%        0.00%          0.00%
LBMI                                  4.55%        5.03%          5.92%            $14,960

CLASS Y SHARES

Class Y

[Line chart omitted -- plot points are as follows:]

                                                            LB 10-Year
                 GE Tax-Exempt Fund                         Muni Index
9/97                 $10,000.00                             $10,000.00
9/98                  10,744.11                              10,881.06
9/99                  10,596.57                              10,831.44
9/00                  11,175.89                              11,523.13
9/01                  12,349.61                              12,675.73
9/02                  13,407.45                              13,876.37
9/03                  14,463.32                              14,398.75
9/04                  14,869.32                              15,076.14
9/05                  15,098.87                              15,498.29
9/06                  15,565.75                              16,203.86


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE           SINCE              $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                      ------      ------         ------         ----------------
GE Tax-Exempt                         3.09%        4.74%          5.03%             $15,566

LBMI                                  4.55%        5.03%          5.51%             $16,204


* MOODY'S INVESTORS SERVICES INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE TAX-EXEMPT FUND
Schedule of Investments

                                                              September 30, 2006

GE TAX-EXEMPT FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $27,165
(IN THOUSANDS) AS OF SEPTEMBER 30, 2006

[Pie chart omitted -- plot points are as follows:]

Transportation 19.5%
Hospital 14.8%
Lease/Other 13.9%
Water & Sewer 13.8%
Electricity 11.2%
General Obligation 10.0%
Education 9.0%
Housing 3.6%
Sales Tax 2.8%
Short-Term 1.4%


                                  PRINCIPAL
                                     AMOUNT         VALUE

MUNICIPAL BONDS AND NOTES -- 97.1%
--------------------------------------------------------------------------------

ALASKA -- 3.9%

State of Alaska (Series D)
   (MBIA Insured)
   5.00%    10/01/25             $1,000,000  $  1,066,070(o)

ARIZONA -- 2.0%

Maricopa County Stadium
   District (AMBAC Insured)
   5.38%    06/01/16                500,000       542,735(o)

ARKANSAS -- 1.4%

Arkansas Housing
   Development Agency
   8.38%    07/01/11                315,000       378,740 (m)

CALIFORNIA -- 3.8%

City of San Diego CA
   8.88%    02/01/11                170,000       190,082(m)
Sacramento Municipal
   Utility District
   6.80%    10/01/19                 55,000        64,899(m)
   9.00%    04/01/13                670,000       794,345(m)
                                                1,049,326

COLORADO -- 1.3%

City of Colorado Springs
   8.50%    11/15/11                 80,000        91,244 (m)
Denver City & County CO
   7.00%    08/01/10                260,000       280,277 (m)
                                                  371,521

                                  PRINCIPAL
                                     AMOUNT         VALUE

CONNECTICUT -- 5.5%

City of New Haven CT
   (AMBAC Insured)
   5.38%    12/01/12             $1,000,000  $  1,096,070(o)
Connecticut State Health &
   Educational Facility Authority
   7.00%    07/01/12                395,000       432,790(m)
                                                1,528,860

FLORIDA -- 7.6%

City of Gainesville FL
   8.13%    10/01/14                175,000       198,403 (m)
County of Sarasota FL (Series A)
   (FGIC Insured)
   5.00%    10/01/24                500,000       534,570(o)
Jacksonville Health
   Facilities Authority
   11.50%   10/01/12                200,000       283,374 (m)
North Broward Hospital District
   5.25%    01/15/12                740,000       782,483
State of Florida
   10.00%   07/01/14                235,000       310,256 (m)
                                                2,109,086

GEORGIA -- 4.2%

Columbus Medical Center
   Hospital Authority
   7.75%    07/01/10                180,000       195,507 (m)
Metropolitan Atlanta Rapid
   Transit Authority
   7.00%    07/01/11                435,000       486,439 (m)
Private Colleges & Universities
   Authority (Series A)
   6.00%    06/01/11                450,000       470,583
                                                1,152,529

HAWAII -- 2.1%

State of Hawaii (FSA Insured)
   5.75%    02/01/14                500,000       565,390(o)

IDAHO -- 2.4%

Idaho Falls ID
   10.38%   04/01/13                640,000       661,267(n)

ILLINOIS -- 1.9%

Chicago Metropolitan Water
   Reclamation District-Greater
   Chicago (Series D)
   5.00%    12/01/10                500,000       528,200

INDIANA -- 9.2%

Indiana Health & Educational
   Facilities Finance Authority
   5.00%    02/15/26              1,000,000     1,036,310


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE TAX-EXEMPT FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

Indiana Toll Road Commission
   9.00%    01/01/15               $580,000 $     749,696(m)
Purdue University (Series P)
   5.25%    07/01/11                200,000       214,430
Richland-Bean Blossom School
   Building Corp. (FGIC Insured)
   5.00%    07/15/11                500,000       531,745(m,o)
                                                2,532,181

IOWA -- 2.7%

Muscatine IA
   9.70%    01/01/13                630,000       749,555(m)

MAINE -- 2.0%

University of Maine (FSA Insured)
   5.38%    03/01/12                500,000       544,685(o)

MARYLAND -- 2.0%

County of Prince Georges MD
   (FSA Insured)
   5.50%    05/15/12                500,000       548,730(o)

MASSACHUSETTS -- 3.0%

Commonwealth of Massachusetts
   (Series A) (FSA Insured)
   5.25%    12/15/12                500,000       545,405(o)
Massachusetts State
   Port Authority
   13.00%   07/01/13                220,000       295,841(m)
                                                  841,246

MICHIGAN -- 3.4%

Detroit MI (Series A) (FSA Insured)
   5.25%    07/01/22                500,000       567,780(o)
Michigan State Hospital
   Finance Authority
   9.00%    05/01/08                340,000       358,581(m)
                                                  926,361

MINNESOTA -- 0.4%

Western Minnesota Municipal
   Power Agency
   6.63%    01/01/16                100,000       117,190(m)

MISSISSIPPI -- 2.0%

State of Mississippi
   5.50%    09/01/14                500,000       558,460

NEW JERSEY -- 7.1%

Atlantic County Improvement
   Authority (MBIA Insured)
   7.40%    07/01/16                175,000       214,435(m,o)

                                  PRINCIPAL
                                     AMOUNT         VALUE

Atlantic County Improvement
   Authority (Series A)
   (AMBAC Insured)
   7.40%    03/01/12               $325,000 $     358,647(m,o)
New Jersey St. Transit
   Corporation (AMBAC Insured)
   5.50%    09/15/11                500,000       541,550(o)
New Jersey State Turnpike
   Authority (AMBAC Insured)
   6.50%    01/01/16                 40,000        46,895(o)
   6.50%    01/01/16                210,000       246,496(m,o)
New Jersey Transportation
   Trust Fund Authority
   (Series C) (FSA Insured)
   5.75%    12/15/12                500,000       557,735(o)
                                                1,965,758

NEW YORK -- 4.5%

Erie County Water Authority
   (Series A) (AMBAC Insured)
   6.00%    12/01/08                335,000       344,293(m,o)
New York State Dormitory
   Authority
   7.38%    07/01/16                620,000       745,934(m)
New York State Dormitory
   Authority (Series B)
   7.50%    05/15/11                130,000       144,997
                                                1,235,224

NORTH CAROLINA -- 1.3%

North Carolina Municipal Power
   Agency No 1 Catawba
   10.50%   01/01/10                315,000       351,865(m)

OHIO -- 1.0%

Ohio State Water Development
   Authority (Series I)
   (AMBAC Insured)
   7.00%    12/01/09                275,000       288,533(m,o)

PENNSYLVANIA -- 7.9%

Allegheny County Hospital
   Development Authority
   7.38%    07/01/12                365,000       405,599(m)
City of Philadelphia
   (MBIA Insured)
   6.25%    08/01/12                250,000       283,790(o)
City of Philadelphia (Series B)
   (MBIA Insured)
   7.00%    05/15/20                400,000       482,900(m,o)
Delaware River Port
   Authority PA & NJ
   6.50%    01/15/11                180,000       191,990(m)


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE TAX-EXEMPT FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

Pittsburgh Urban Redevelopment
   Authority (FGIC Insured)
   7.25%    09/01/14            $   705,000  $    810,412(m,o)
                                                2,174,691

PUERTO RICO -- 1.3%

Puerto Rico Aqueduct &
   Sewer Authority
   10.25%   07/01/09                335,000       368,058(m)

SOUTH CAROLINA -- 5.9%

Charleston Educational
   Excellence Finance Corp.
   5.25%    12/01/27              1,000,000     1,071,710
Grand Strand Water & Sewer
   Authority (FSA Insured)
   5.38%    06/01/13                500,000       544,605(o)
                                                1,616,315

TENNESSEE -- 2.0%

Tennessee Energy Acquisition
   Corp. (Series A)
   5.25%    09/01/23                500,000       560,205

VIRGINIA -- 1.2%

Virginia Housing Development
   Authority (Series D)
   4.45%    07/01/11                320,000       330,659

                                  PRINCIPAL
                                     AMOUNT         VALUE

WISCONSIN -- 4.1%

State of Wisconsin (Series A)
   6.60%    07/01/11               $525,000 $     584,115(m)
Wisconsin State Health &
   Educational Facilities Authority
   5.50%    08/15/14                500,000       541,870
                                                1,125,985

TOTAL INVESTMENT IN SECURITIES
   (COST $26,094,785)                          26,789,425

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   5.49%                            375,258       375,258(d,l)
   (COST $375,258)

TOTAL INVESTMENTS
   (COST $26,470,043)                          27,164,683

OTHER ASSETS AND LIABILITIES,
   NET-- 1.5%                                     410,256
                                              -----------

NET ASSETS-- 100.0%                           $27,574,939
                                              ===========


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE Fixed Income Fund


THE GE FIXED INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES ALFREDO CHANG, PAUL M. COLONNA, MARK DELANEY, ERIC H. GOULD, WILLIAM M. HEALEY AND VITA MARIE PIKE. THE TEAM IS LEAD BY MR. COLONNA WHO IS VESTED WITH OVERSIGHT AUTHORITY BUT DOES NOT POSSESS THE POWER TO VETO THE INVESTMENT DECISIONS OF HIS CO-MANAGERS. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 143.


Q. HOW DID THE GE FIXED INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Fixed Income Fund returned 3.13% for Class A shares, 2.45% for Class B shares, 2.37% for Class C shares and 3.48% for Class Y shares excluding sales charges, if applicable. The Lehman Brothers Aggregate Index, the Fund's benchmark, returned 3.67% and the Fund's Lipper peer group of 486 Intermediate Investment Grade Debt Funds returned an average of 3.15% for the same period.


Q.  WHAT HAPPENED IN THE FIXED INCOME MARKET OVER THE
    TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. Economic growth rebounded strongly in the first quarter of 2006 after struggling late in 2005 due to adverse effects from hurricanes in the gulf coast. Inflation started ticking up in the first half of 2006 as commodity prices, particularly oil increased, wages rose and capacity utilization levels rose. By summer though, declining home sales pushed growth forecasts for the second half downward. Meanwhile, inflation expectations softened as gasoline prices dropped from their peak in mid-July. The Federal Reserve continued its 25 basis point rate hikes at each meeting through June showing consistency of policy through the change in chairman from Alan Greenspan to Dr. Ben Bernanke. The Federal Open Market Committee (FOMC) took no policy action at its August or September meetings, keeping the fed funds target at 5.25%. In its September statement the committee explained, "The moderation in economic growth appears to be continuing, partly reflecting a cooling of the housing market." According to the committee, slower growth combined with falling energy prices suggest a moderation of inflationary pressures. Interest rates ended the period higher, particularly at the shorter end of the yield curve. 2-year Treasury note yields rose 52 basis points to 4.68% while 10-year Treasury note yields finished at 4.62%, up 30 basis points.

    Despite hiccups in May and June, the high yield and emerging market debt sectors recorded the best total returns for the last twelve-month period. The Lehman Brothers High Yield Index returned 8.1% while the JP Morgan Emerging Market Bond Index-Global Diversified returned 7.5%. The fundamental backdrop for both these markets remained favorable throughout the period. Defaults in the high yield sector have ticked up only slightly from


PICTURED TO THE RIGHT:
PAUL M. COLONNA

[Photo omitted]

                                                                             Q&A

    verylow levels. Emerging market economies in general continued to improve and the political climate, especially in those countries facing an election, appeared less volatile. As a result, yield spreads versus treasuries in both markets narrowed producing the favorable return. Within the high-grade sectors, fixed-rate MBS was the best performer returning 4.2%, just ahead of its securitized cousins, ABS and Commercial MBS. Low rate volatility worked to the benefit of these sectors. Corporate spreads traded within a tight range over the last year, ending wider by just 6 basis points, producing a 3.5% return for the sector. With interest rates higher and high-grade credit spreads only slightly wider, U.S. treasury performance lagged with a 12-month return of 3.1%.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The main positive contributor to Fund performance was the allocations to both the high yield and emerging market sectors. Returns in these markets overwhelmed that of the benchmark over the last twelve-month period. Yield curve positioning also added to relative return. Excess return from duration positioning was nearly flat, while individual security performance relative to the benchmark securities had a negative impact on total fund return.

GE Fixed Income Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution fees, professional fees, and administrative fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.


ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.


APRIL 1, 2006 - SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                  ACCOUNT VALUE AT THE                  ACCOUNT VALUE AT THE                      EXPENSES PAID
                               BEGINNING OF THE PERIOD ($)              END OF THE PERIOD ($)                DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,029.70                                4.04
     Class B                            1,000.00                              1,026.72                                7.81
     Class C                            1,000.00                              1,026.71                                7.82
     Class Y                            1,000.00                              1,030.99                                2.78
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                            1,000.00                              1,020.84                                4.05
     Class B                            1,000.00                              1,017.15                                7.84
     Class C                            1,000.00                              1,017.14                                7.85
     Class Y                            1,000.00                              1,022.07                                2.79
------------------------------------------------------------------------------------------------------------------------------------


* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.80% FOR CLASS A, 1.55% FOR CLASS B, 1.55% FOR CLASS C, AND 0.55% FOR CLASS Y, (FROM PERIOD APRIL 1, 2006 - SEPTEMBER 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 2.97% FOR CLASS A SHARES, 2.67% FOR CLASS B SHARES, 2.67% FOR CLASS C SHARES, AND 3.10% FOR CLASS Y SHARES.

GE Fixed Income Fund

QUALITY RATINGS
AS OF SEPTEMBER 30, 2006
as a % of Market Value (unaudited)
--------------------------------------------------------------------------------
Moody's/S&P/                    Percentage of
Fitch Rating *                  Market Value
--------------------------------------------------------------------------------
Aaa/AAA                             70.83%
Aa/AA                                2.82%
A/A                                  8.01%
Baa/BBB                             10.13%
Ba/BB and lower                      8.20%
NR/Other**                           0.01%
--------------------------------------------------------------------------------
                                   100.00%
--------------------------------------------------------------------------------


 INVESTMENT PROFILE
 A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal market conditions. The Fund invests primarily in a variety of investment grade debt securities such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.


LIPPER PERFORMANCE
COMPARISON
Intermediate Investment Grade Debt
Peer Group


Based on average annual total returns for the periods ended 9/30/06

                                        ONE        FIVE            TEN
                                       YEAR        YEAR           YEAR
                                      ------      ------         -------
Number of Funds
in peer group:                          486          340            151
--------------------------------------------------------------------------------
Peer group average
annual total return:                  3.15%        4.24%           5.66%
--------------------------------------------------------------------------------
Lipper categories in peer group:
Intermediate Investment Grade Debt


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

Class A

[Line chart omitted -- plot points are as follows:]

                      GE Fixed                              Income Fund                         LB Aggregate
                     Income Fund                             With Load                           Bond Index
9/96                 $10,000.00                             $ 9,575.00                            $10,000.00
9/97                  10,944.63                              10,479.48                             10,971.47
9/98                  12,045.37                              11,533.44                             12,234.29
9/99                  11,900.84                              11,395.06                             12,189.51
9/00                  12,607.28                              12,071.47                             13,041.62
9/01                  14,134.70                              13,533.97                             14,730.89
9/02                  15,212.08                              14,565.56                             15,997.22
9/03                  15,908.41                              15,232.30                             16,862.63
9/04                  16,383.77                              15,687.46                             17,482.85
9/05                  16,727.85                              16,016.91                             17,971.51
9/06                  17,251.77                              16,518.57                             18,631.15


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                     -------      ------         ------         ----------------
GE Fixed Income                       3.13%        4.07%          5.60%             $17,252
GE Fixed Income
  W/LOAD                             -1.25%        3.17%          5.15%             $16,519
  MAXIMUM LOAD
   OF 4.25%
LB Aggregate                          3.67%        4.81%          6.42%             $18,631


CLASS B SHARES

Class B

[Line chart omitted -- plot points are as follows:]

                      GE Fixed                             LB Aggregate
                     Income Fund                            Bond Index
9/96                 $10,000.00                             $10,000.00
9/97                  10,864.42                              10,971.47
9/98                  11,868.19                              12,234.29
9/99                  11,648.87                              12,189.51
9/00                  12,248.47                              13,041.62
9/01                  13,628.12                              14,730.89
9/02                  14,545.92                              15,997.22
9/03                  15,211.76                              16,862.63
9/04                  15,666.30                              17,482.85
9/05                  15,995.31                              17,971.51
9/06                  16,496.29                              18,631.15

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                     -------      ------         ------         ----------------
GE Fixed Income                       2.45%        3.29%          5.13%             $16,496
GE Fixed Income
  W/LOAD                             -0.55%        3.29%          5.13%
  MAXIMUM LOAD                        3.00%        0.00%          0.00%
LB Aggregate                          3.67%        4.81%          6.42%             $18,631


CLASS C SHARES

Class C

[Line chart omitted -- plot points are as follows:]

                      GE Fixed                             LB Aggregate
                     Income Fund                            Bond Index
9/99                 $10,000.00                             $10,000.00
3/00                  10,126.79                              10,208.16
9/00                  10,514.93                              10,699.05
3/01                  11,214.34                              11,487.32
9/01                  11,700.73                              12,084.89
3/02                  11,610.47                              12,101.67
9/02                  12,498.80                              13,123.76
3/03                  12,783.53                              13,515.85
9/03                  12,971.71                              13,833.73
3/04                  13,284.87                              14,246.39
9/04                  13,259.54                              14,342.54
3/05                  13,210.39                              14,409.93
9/05                  13,448.61                              14,743.42
3/06                  13,408.80                              14,735.19
9/06                  13,766.99                              15,284.58

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE           SINCE              $10,000
                                       YEAR        YEAR         INCEPTION        INVESTMENT (A)
                                     -------      ------       -----------      ----------------
GE Fixed Income                       2.37%        3.31%          4.67%            $13,767
GE Fixed Income
  W/LOAD                              1.37%        3.31%          4.67%
  MAXIMUM LOAD                        1.00%        0.00%          0.00%
LB Aggregate                          3.67%        4.81%          6.25%            $15,285

                                 CLASS Y SHARES

Class Y

[Line chart omitted -- plot points are as follows:]

                      GE Fixed                             LB Aggregate
                     Income Fund                            Bond Index
9/96                 $10,000.00                             $10,000.00
9/97                  10,973.61                              10,971.47
9/98                  12,107.57                              12,234.29
9/99                  12,001.69                              12,189.51
9/00                  12,735.11                              13,041.62
9/01                  14,325.91                              14,730.89
9/02                  15,444.56                              15,997.22
9/03                  16,191.95                              16,862.63
9/04                  16,717.35                              17,482.85
9/05                  17,111.07                              17,971.51
9/06                  17,706.01                              18,631.15

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                     -------      ------         ------         ----------------
GE Fixed Income                       3.48%        4.33%          5.88%             $17,706

LB Aggregate                          3.67%        4.81%          6.42%             $18,631


AN INVESTMENT IN THE GE FIXED INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


 * MOODY'S INVESTORS SERVICES INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

** LESS THAN 0.01%


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE FIXED INCOME FUND
Schedule of Investments

                                                              September 30, 2006


GE FIXED INCOME FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $193,320
(IN THOUSANDS) AS OF SEPTEMBER 30, 2006

[Pie chart omitted -- plot points are as follows:]

Mortgage Backed  30.9%
Corporate Notes  24.7%
Asset Backed & Others  24.2%
U.S. Treasuries  19.2%
Federal Agencies  1.0%


                                  PRINCIPAL
                                     AMOUNT         VALUE

BONDS AND NOTES -- 98.7%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 24.8%

U.S. Treasury Bonds
   4.50%    02/15/36          $      45,000 $      43,144(j)
   5.38%    02/15/31                175,000       189,126(j)
   7.13%    02/15/23              1,501,000     1,885,736(j)
   8.13%    08/15/19 - 08/15/21   1,437,000     1,898,013(h,j)
U.S. Treasury Inflation
   Indexed Bonds
   2.00%    01/15/16                871,565       852,155(p)
   3.50%    01/15/11              1,654,574     1,733,944(p)
U.S. Treasury Notes
   4.13%    08/15/08                167,000       165,447(j)
   4.50%    09/30/11              8,780,000     8,746,794
   4.88%    05/15/09 - 08/15/16  21,300,000    21,505,182(j)
                                               37,019,541

FEDERAL AGENCIES -- 1.3%
Federal Farm Credit Bank
   3.75%    01/15/09                869,000       847,523(h)
Federal Home Loan
   Mortgage Corp.
   4.75%    12/08/10              1,097,000     1,088,914(h)
                                                1,936,437

AGENCY MORTGAGE BACKED -- 18.4%
Federal Home Loan
   Mortgage Corp.
   4.50%    06/01/33 - 02/01/35     376,469       351,992(h)
   5.00%    07/01/35 - 10/01/35     626,799       602,910(h)
   5.50%    05/01/20                 98,022        97,913(h)
   6.00%    04/01/17 - 05/01/35   1,199,289     1,210,302(h)
   6.50%    01/01/27 - 09/01/36     944,206       963,338(h)

                                  PRINCIPAL
                                     AMOUNT         VALUE

   7.00%    10/01/16 - 08/01/36 $   283,276  $    291,318(h)
   7.50%    01/01/08 - 09/01/33      92,901        95,276(h)
   8.00%    11/01/30                 23,035        24,273(h)
   8.50%    04/01/30 - 05/01/30      49,633        53,230(h)
   9.00%    12/01/16                 15,644        16,686(h)
   9.50%    04/01/21                  1,302         1,406(h)
Federal National Mortgage Assoc.
   4.00%    05/01/19 - 06/01/19     389,669       368,057(h)
   4.50%    05/01/18 - 02/01/35   1,849,938     1,778,757(h)
   5.00%    06/01/20 - 08/01/35   1,565,994     1,514,568(h)
   5.50%    03/01/14 - 08/01/33   1,327,377     1,324,768(h)
   6.00%    09/01/14 - 07/01/35   2,304,593     2,319,357(h)
   6.50%    08/01/17 - 08/01/36   3,544,399     3,615,605(h)
   7.00%    08/01/13 - 06/01/36   1,069,222     1,099,324(h)
   7.50%    12/01/09 - 03/01/34     372,654       384,487(h)
   8.00%    12/01/12 - 11/01/33     151,727       160,067(h)
   8.50%    05/01/31                  8,906         9,573(h)
   9.00%    06/01/09 - 12/01/22     129,667       135,134(h)
   5.00%    TBA                     158,000       152,604(c)
   5.50%    TBA                     960,000       959,400(c)
   6.00%    TBA                   6,479,000     6,551,748(c)
   6.50%    TBA                     156,000       158,828(c)
Government National
   Mortgage Assoc.
   4.50%    08/15/33 - 09/15/34     749,554       711,981(h)
   6.00%    04/15/27 - 09/15/36     383,450       388,430(h)
   6.50%    04/15/19 - 08/15/36     759,903       779,817(h)
   7.00%    03/15/12 - 06/15/34     124,956       127,884(h)
   7.50%    01/15/23 - 10/15/33    112,9101        16,907(h)
   8.00%    12/15/29 - 02/15/30       2,204         2,336(h)
   9.00%    11/15/16 - 12/15/21     101,700       110,116(h)
   5.50%    TBA                   1,000,000       993,125(c)
                                               27,471,517

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.4%
Collateralized Mortgage
   Obligation Trust (Class B)
   5.86%    11/01/18                  6,934         5,858(d,f,h)
Federal Home Loan
   Mortgage Corp.
   1.32%    10/15/18                545,322        29,841(g,h,i)
   1.82%    12/15/30              1,324,637        62,506(g,h,i)
   3.21%    10/15/33                246,160       192,271(h,i)
   3.97%    12/15/33                148,420       124,764(h,i)
   4.50%    04/15/13 - 03/15/19   1,043,818       103,099(g,h)
   4.50%    05/15/17 - 11/15/19     434,400       410,826(h)
   5.00%    01/15/11 - 12/01/34   5,705,637     1,012,957(g,h)
   5.00%    05/15/20 - 02/15/35   2,946,220     2,749,776(h)
   5.08%    06/15/33                421,405       413,521(h,i)
   5.50%    04/15/17 - 06/15/33     639,603       120,840(g,h)
   5.50%    10/15/34                311,489       312,650(h)
   7.50%    01/15/16                 54,552        56,446
   7.50%    07/15/27                  4,900         1,025(g,h)
   8.00%    04/15/20                  2,289         2,286(h)
   8.00%    02/01/23 - 07/01/24      13,720         2,897(g,h)
   11.71%   09/25/43              2,088,023        24,741 (d,g,h,i)


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE FIXED INCOME FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

Federal Home Loan
   Mortgage STRIPS
   5.57%    08/01/27           $      3,048  $      2,492d,f,h)
Federal National Mortgage
   Assoc STRIPS (Class 1)
   4.37%    11/01/34                859,099       643,818(d,f,h)
Federal National Mortgage
   Assoc STRIPS (Class 2)
   7.50%    11/01/23                 48,388        12,430(g,h)
   8.00%    08/01/23 - 07/01/24      28,268         6,384(g,h)
   8.50%    03/01/17 - 07/25/22      15,690         3,225(g,h)
   9.00%    05/25/22                  4,837         1,171(g,h)
Federal National Mortgage Assoc.
   1.19%    12/25/42                511,307        11,025(g,h,i)
   1.67%    10/25/29                485,012        27,988(g,h,i)
   1.77%    12/25/30                597,496        29,434(g,h,i)
   2.27%    09/25/42              1,196,054        52,327(g,h,i)
   2.32%    04/25/17 - 10/25/17   1,037,579        65,246(g,h,i)
   2.37%    08/25/16                315,942        15,292(g,h,i)
   2.77%    06/25/42                430,991        26,296(g,h,i)
   3.54%    09/25/31                325,732       302,890(h,i)
   4.00%    02/25/28                 32,563        31,856(h)
   4.50%    05/25/18                187,255        16,882(g,h)
   4.50%    12/25/19                162,900       149,924(h)
   4.75%    11/25/14                112,837         7,483(g,h)
   5.00%    08/25/17 - 02/25/32     245,565        25,764(g,h)
   5.00%    03/25/35                217,200       201,116(h)
   5.50%    07/25/34 - 02/25/35     636,274       637,593(h)
   5.75%    02/25/35                325,800       329,785(h)
   6.00%    12/25/34                235,300       240,884(h)
   6.50%    12/25/34                137,745       140,441(h)
   8.00%    07/25/14                153,667       156,236(h)
Federal National Mortgage
   Assoc. (Class S)
   1.77%    02/25/31                477,545        22,515(g,h,i)
Federal National Mortgage
   Assoc. REMIC
   4.50%    11/25/13                380,355        15,917(g,h)
   4.88%    03/25/31                466,357       456,845(h,i)
   5.00%    10/25/22                190,669        31,133(g,h)
Federal National Mortgage
   Assoc. REMIC (Class B)
   5.24%    12/25/22                  4,718         3,869(d,f,h)
Federal National Mortgage
   Assoc. REMIC (Class J)
   1080.91%  03/25/22                    12           149(g,h)
Federal National Mortgage
   Assoc. REMIC (Class K)
   1008.00%  05/25/22                    22           644(g,h)
Government National
   Mortgage Assoc.
   5.00%    02/16/34                180,540       167,455(h)
                                                9,462,813

                                  PRINCIPAL
                                     AMOUNT         VALUE

ASSET BACKED -- 2.2%

Accredited Mortgage Loan
   Trust (Class A)
   5.63%    07/25/34               $267,697  $    268,622(h,i)
Bank One Issuance Trust
   3.59%    05/17/10                 83,260        82,042(h)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
   5.70%    01/25/34                 36,593        36,731(h,i)
Capital One Master Trust (Class C)
   6.70%    06/15/11                274,000       280,592(b,h)
Carmax Auto Owner Trust
   4.35%    03/15/10                173,000       170,765(h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   5.58%    03/25/32                 66,890        66,916(h,i)
   5.75%    05/25/32                 45,000        43,691(h)
Citibank Credit Card
   Issuance Trust
   4.45%    04/07/10                229,000       225,889(h)
CNH Equipment Trust (Class A)
   5.49%    12/15/10                550,175       550,924 (b,h,i)
Countrywide Asset-Backed
   Certificates (Class A)
   5.60%    05/25/36                197,755       198,062(h,i)
   5.89%    08/25/32                 37,244        37,256(h,i)
First Franklin Mortgage Loan
   Asset Backed Certificates
   5.61%    01/25/35                251,436       251,812(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
   4.15%    10/15/10                190,412       187,477
Mid-State Trust
   7.54%    07/01/35                 16,425        17,064(h)
Peco Energy Transition Trust
   6.52%    12/31/10                181,000       189,938(h)
Residential Asset Mortgage
   Products, Inc.
   5.57%    03/25/34                 18,156        18,166(h,i)
Residential Asset Securities Corp.
   5.58%    07/25/32                 19,971        19,976(h,i)
Residential Asset Securities
   Corp. (Class A)
   4.16%    07/25/30                118,147       116,528(h,i)
   5.62%    06/25/33                 78,817        78,839(h,i)
   5.70%    01/25/33                 53,302        53,312(h,i)
Volkswagen Auto Lease
   Trust (Class A)
   3.94%    10/20/10                116,000       114,577
Wachovia Asset Securitization
   Inc. (Class A)
   5.55%    06/25/34                143,638       143,794(h,i)
Wells Fargo Home Equity Trust
   3.97%    09/25/24                100,000        97,896(h,i)
                                                3,250,869


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE FIXED INCOME FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

CORPORATE NOTES -- 31.6%

Abbey National PLC
   7.95%    10/26/29               $235,000  $    293,139(h)
Abbott Laboratories
   5.88%    05/15/16                450,000       466,474(h)
AGL Capital Corp.
   7.13%    01/14/11                195,000       206,970
Allegiance Corp.
   7.00%    10/15/26                145,000       154,401(h)
Allied Waste North America, Inc.
   8.50%    12/01/08                471,000       493,373
Allstate Life Global
   Funding Trusts
   3.85%    01/25/08                126,000       123,824(h)
Altria Group, Inc.
   7.20%    02/01/07                116,000       116,416(h)
American Electric Power
   Company, Inc.
   4.71%    08/16/07                195,500       194,165(h,k)
American Electric Power
   Company, Inc. (Series D)
   5.25%    06/01/15                181,000       176,300(h)
American General Corp.
   7.50%    08/11/10                123,000       132,392(h)
Appalachian Power Co. (Series G)
   3.60%    05/15/08                119,000       115,782(h)
Appalachian Power Co. (Series K)
   5.00%    06/01/17                145,000       136,059(h)
Archer-Daniels-Midland Co.
   7.00%    02/01/31                145,000       167,272(h)
Arizona Public Service Co.
   6.25%    08/01/16                295,000       300,795
AT&T, Inc.
   4.13%    09/15/09                290,000       280,803(h)
   5.63%    06/15/16                340,000       336,055(h)
   5.88%    08/15/12                145,000       147,602(h)
AvalonBay Communities,
   Inc. (REIT)
   5.75%    09/15/16                195,000       196,891
BAC CAP TRUST V
   5.63%    03/08/35                224,000       208,228(h)
Banco BMG S.A.
   9.15%    01/15/16                205,000       205,513(b,h)
Banco Mercantil del Norte S.A.
   5.88%    02/17/14                290,000       291,450 (b,h,i)
Banco Santander Chile
   5.38%    12/09/14                199,000       195,910(b,h)
Bank of America Corp.
   5.75%    08/15/16                240,000       244,294
Barclays Bank PLC
   5.93%    12/31/49                200,000       199,958(b,i)
BellSouth Corp.
   4.20%    09/15/09                280,000       271,539
   6.55%    06/15/34                224,000       225,059(h)
BJ Services Co.
   5.75%    06/01/11                295,000       297,675

                                  PRINCIPAL
                                     AMOUNT         VALUE

BNP US Funding LLC (Series A)
   7.74%    12/31/49               $156,000  $    159,673(b,h,i)
Boyd Gaming Corp.
   7.13%    02/01/16                210,000       203,175(h)
Braskem S.A.
   8.00%    01/26/17                160,000       160,240(b)
British Telecommunications PLC
   8.38%    12/15/10                120,000       134,430
Burlington Northern
   Santa Fe Corp.
   8.13%    04/15/20                355,000       434,281(h)
Cadbury Schweppes
   US Finance LLC
   3.88%    10/01/08                214,000       208,152(b)
Campbell Soup Co.
   5.50%    03/15/07                163,000       163,117(h)
Capital One Bank
   6.50%    06/13/13                 76,000        79,461(h)
Capital One Financial Corp.
   8.75%    02/01/07                217,000       219,219(h)
Carolina Power & Light Co.
   5.15%    04/01/15                101,000        98,740(h)
   5.70%    04/01/35                 58,000        56,284(h)
   6.13%    09/15/33                239,000       245,679(h)
CBS Corp.
   5.63%    05/01/07                 72,000        72,054(h)
CCSA Finance Ltd.
   7.88%    05/17/16                160,000       160,800(b)
Clear Channel
   Communications, Inc.
   4.63%    01/15/08                261,000       257,636(h)
CNA Financial Corp.
   6.00%    08/15/11                295,000       299,132
Comcast Cable Communications
   Holdings, Inc.
   9.46%    11/15/22                123,000       158,935(h)
Commonwealth Bank
   of Australia
   6.02%    03/29/49                290,000       289,800(b,i)
Consumers Energy Co.
   5.15%    02/15/17                152,000       145,492(h)
Corp Andina de Fomento
   5.75%    01/12/17                225,000       226,546
Cosan S.A. Industria e Comercio
   8.25%    02/28/49                250,000       236,875(b,h)
Cosipa Commercial Ltd.
   8.25%    06/14/16                205,000       216,788(b)
Countrywide Home Loans, Inc.
   5.63%    05/15/07                138,000       138,155(h)
COX Communications, Inc.
   5.45%    12/15/14                239,000       230,682(h)
CRH America, Inc.
   6.00%    09/30/16                195,000       195,274
Crown Americas LLC and Crown
   Americas Capital Corp.
   7.75%    11/15/15                550,000       556,875


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE FIXED INCOME FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

CSC Holdings, Inc.
   7.88%    12/15/07               $480,000  $    487,200
CSX Transportation, Inc.
   9.75%    06/15/20                 82,000       110,589(h)
DaimlerChrysler NA Holding Corp.
   4.05%    06/04/08                145,000       141,856(h)
   4.75%    01/15/08                145,000       143,618(h)
DBS Bank Ltd.
   5.00%    11/15/19                282,000       270,307(b,h,i)
Delhaize America, Inc.
   8.13%    04/15/11                195,000       209,291
Detroit Edison Co. (Series B)
   5.45%    02/15/35                239,000       222,211(h)
Deutsche Bank Capital
   Funding Trust VII
   5.63%    01/19/49                 94,000        91,649(b,h,i)
Devon OEI Operating Inc.
   4.38%    10/01/07                 69,000        68,209(h)
Diageo Capital PLC
   5.50%    09/30/16                295,000       292,536
Dominion Resources, Inc.
   5.69%    05/15/08                213,600       214,474(h,k)
Dominion Resources, Inc.
   (Series B)
   4.13%    02/15/08                387,000       380,688(h)
Dominion Resources, Inc.
   (Series G)
   3.66%    11/15/06                242,550       242,032(h,k)
Duke Capital LLC
   4.33%    11/16/06                296,850       296,377(h)
   5.67%    08/15/14                156,000       154,880(h)
   8.00%    10/01/19                 72,000        83,653(h)
Echostar DBS Corp.
   7.00%    10/01/13                214,000       209,185(b)
   7.13%    02/01/16                409,000       395,196(b,h)
El Paso Corp.
   7.63%    09/01/08                285,000       291,769
El Paso Electric Co.
   6.00%    05/15/35                217,000       209,458(h)
El Paso Production
   Holding Company
   7.75%    06/01/13                480,000       490,800
Embarq Corp.
   7.08%    06/01/16                295,000       300,953
Empresa Energetica de Sergipe
   and Sociedade Anonima de
   Eletrificaao da Paraiba
   10.50%   07/19/13                205,000       211,406(b)
Enterprise Products
   Operating LP
   4.00%    10/15/07                350,000       344,678(h)
EOP Operating LP
   7.00%    07/15/11                290,000       307,127(h)
   7.75%    11/15/07                333,000       341,381(h)
Federated Department Stores, Inc.
   6.90%    04/01/29                225,000       229,877

                                  PRINCIPAL
                                     AMOUNT         VALUE

FirstEnergy Corp. (Series B)
   6.45%    11/15/11               $235,000  $    245,146(h)
Forest Oil Corp.
   8.00%    06/15/08                375,000       384,844
FPL Group Capital, Inc. (Series B)
   5.55%    02/16/08                289,600       290,076(h)
Georgia Power Co.
   4.88%    07/15/07                214,000       213,266(h)
Goodrich Corp.
   7.10%    11/15/27                255,000       277,987(h)
Greater Bay Bancorp
   5.25%    03/31/08                330,000       328,694(h)
GS Caltex Corp.
   5.50%    10/15/15                221,000       217,710(b,h)
GTE Corp.
   6.94%    04/15/28                376,000       387,853(h)
   7.51%    04/01/09                145,000       152,040(h)
Halliburton Co.
   8.75%    02/15/21                112,000       142,240(h)
HSBC Capital Funding LP
   4.61%    12/29/49                297,000       275,321(b,h,i)
HSBC Capital Funding
   LP (Series 1)
   9.55%    12/31/49                257,000       291,689(b,h,i)
HSBC Finance Corp.
   6.50%    11/15/08                322,000       330,351(h)
Hutchison Whampoa Finance
   CI Ltd. (Series C)
   7.50%    08/01/27                510,000       584,011(b)
IBM Canada Credit Services Co.
   3.75%    11/30/07                123,000       120,772(b,h)
ICICI Bank Ltd.
   7.25%    08/29/49                200,000       203,386(b,i)
IIRSA Norte Finance Ltd.
   8.75%    05/30/24                250,000       256,250(b)
IMC Global Inc. (Series B)
   10.88%   06/01/08                415,000       442,494
ING Capital Funding TR III
   8.44%    12/29/49                 72,000        80,009(h,i)
ING Groep N.V.
   5.78%    12/29/49                440,000       433,603(h,i)
International Business
   Machines Corp.
   3.80%    02/01/08                145,000       142,519(h)
iStar Financial, Inc. (REIT)
   4.88%    01/15/09                 72,000        71,255(h)
   7.00%    03/15/08                210,000       215,164(h)
JBS S.A.
   10.50%   08/04/16                160,000       162,000(b)
Kansas Gas & Electric
   5.65%    03/29/21                127,000       123,841(h)
Kimco Realty Corp. (REIT)
   4.82%    06/01/14                145,000       137,779(h)
Kinder Morgan Energy
   Partners LP
   5.13%    11/15/14                185,000       175,479(h)


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE FIXED INCOME FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

Kraft Foods, Inc.
   5.25%    06/01/07               $134,000  $    133,776(h)
L-3 Communications Corp.
   6.38%    10/15/15                310,000       301,475(h)
Laboratory Corp of
   America Holdings
   5.63%    12/15/15                145,000       143,688(h)
Landsbanki Islands
   6.10%    08/25/11                200,000       202,094(b)
Lucent Technologies Inc.
   5.50%    11/15/08                480,000       472,800
Lyondell Chemical Company
   8.25%    09/15/16                340,000       345,100
MacDermid, Inc.
   9.13%    07/15/11                381,000       397,193(h)
Marsh & McLennan
   Companies, Inc.
   5.15%    09/15/10                218,000       213,838(h)
Mediacom Broadband LLC
   8.50%    10/15/15                480,000       477,000(b)
Merrill Lynch & Company, Inc.
   6.05%    05/16/16                335,000       345,782
MGM Mirage
   5.88%    02/27/14                670,000       620,588(h)
Midamerican Energy
   Holdings Co.
   3.50%    05/15/08                253,000       246,000(h)
   6.13%    04/01/36                135,000       136,349(b,h)
Mohegan Tribal
   Gaming Authority
   8.00%    04/01/12                369,000       381,915(h)
Morgan Stanley (Series F)
   6.25%    08/09/26                240,000       248,457
Motorola, Inc.
   4.61%    11/16/07                275,100       272,988(h)
MUFG Capital Finance 1 Ltd.
   6.35%    07/25/49                145,000       146,932(h,i)
NAK Naftogaz Ukrainy
   8.13%    09/30/09                300,000       290,151
National Power Corp.
   9.63%    05/15/28                260,000       299,931
NB Capital Trust IV
   8.25%    04/15/27                159,000       166,857(h)
Nelnet, Inc.
   5.13%    06/01/10                264,000       258,210(h)
Nevada Power Company
   (Series N)
   6.65%    04/01/36                135,000       139,523(b)
New Cingular Wireless
   Services Inc.
   8.75%    03/01/31                268,000       343,576(h)
News America, Inc.
   7.25%    05/18/18                134,000       147,140(h)
Nisource Finance Corp.
   5.45%    09/15/20                300,000       277,028
Norfolk Southern Railway Co.
   9.75%    06/15/20                146,000       198,571(h)

                                  PRINCIPAL
                                     AMOUNT         VALUE

Northeast Utilities (Series B)
   3.30%    06/01/08               $170,000  $    164,091(h)
Northern States Power Co.
   6.25%    06/01/36                115,000       122,071
Northrop Grumman Corp.
   4.08%    11/16/06                228,100       227,722(h)
NorthWestern Corp.
   5.88%    11/01/14                298,000       293,144(h)
Ohio Power Co. (Series E)
   6.60%    02/15/33                 69,000        73,283(h)
ONEOK Partners LP
   5.90%    04/01/12                195,000       195,765
Owens Brockway Glass
   Container Inc.
   6.75%    12/01/14                195,000       185,250(h)
Pacific Bell
   7.13%    03/15/26                140,000       150,515
Pacific Gas & Electric Co.
   6.05%    03/01/34                116,000       116,738(h)
Pan American Energy LLC.
   (Series 4)
   7.75%    02/09/12                180,000       179,550(b)
PanAmSat Corp.
   9.00%    08/15/14                431,000       445,008(h)
Pemex Finance Ltd.
   9.03%    02/15/11                169,200       181,088(h)
Pemex Project Funding
   Master Trust
   6.13%    08/15/08                275,000       277,104(h)
   7.38%    12/15/14                170,000       184,236(h,j)
Pepco Holdings, Inc.
   5.50%    08/15/07                264,000       263,939(h)
   6.03%    06/01/10                290,000       290,966(h,i)
Petrobras International
   Finance Company
   6.13%    10/06/16                130,000       129,424
Pioneer Natural Resources Co.
   6.88%    05/01/18                480,000       479,661(h)
Plains All American Pipeline, LP
   6.70%    05/15/36                205,000       214,169(b)
Popular North America, Inc.
   4.25%    04/01/08                300,000       294,588
Potomac Edison Co.
   5.35%    11/15/14                112,000       110,094(h)
Procter & Gamble - ESOP
   (Series A)
   9.36%    01/01/21                152,616       191,971(h)
Prudential Holdings LLC
   (Series C)
   8.70%    12/18/23                300,000       382,542
Puget Energy, Inc.
   3.36%    06/01/08                163,000       157,641(h)
Puget Sound Energy, Inc.
   5.48%    06/01/35                145,000       132,722(h)
   6.27%    03/15/37                120,000       122,335
Qwest Capital Funding Inc.
   6.38%    07/15/08                543,000       543,679


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE FIXED INCOME FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

Rabobank Capital Funding II
   5.26%    12/31/49            $   337,000  $    329,810(b,h,i)
Rabobank Capital Funding Trust
   5.25%    12/29/49                215,000       207,525(b,i)
Reckson Operating
   Partnership LP (REIT)
   5.88%    08/15/14                 47,000        46,897(h)
Resona Bank Ltd.
   5.85%    09/29/49                300,000       293,292(b,i)
Rogers Cable Inc.
   5.50%    03/15/14                344,000       323,360(h)
Rouse Company LP (REIT)
   6.75%    05/01/13                290,000       289,812(b,h)
RSHB Capital S.A.
   7.18%    05/16/13                260,000       270,400(b)
Simon Property Group, L.P. (REIT)
   4.60%    06/15/10                148,000       144,424(h)
   4.88%    08/15/10                264,000       259,605(h)
Smith International, Inc.
   6.00%    06/15/16                195,000       199,438
Southern Copper Corp.
   7.50%    07/27/35                500,000       523,307
Sprint Capital Corp.
   6.00%    01/15/07                362,000       362,388(h)
Standard Chartered Bank
   Hong Kong Ltd.
   4.38%    12/03/14                140,000       136,010(i)
Station Casinos Inc.
   7.75%    08/15/16                130,000       134,875
Stewart Enterprises, Inc.
   6.25%    02/15/13                467,000       431,975
Telecom Italia Capital S.A.
   6.11%    07/18/11                395,000       391,921(i)
Telefonos de Mexico S.A. de C.V.
   4.50%    11/19/08                145,000       142,124(h)
   8.75%    01/31/16              2,700,000       240,764
Teva Pharmaceutical
   Finance LLC
   6.15%    02/01/36                100,000        96,290
The Kroger Co.
   6.80%    12/15/18                141,000       147,762(h)
The Thomson Corp.
   5.50%    08/15/35                145,000       133,944(h)
Time Warner Entertainment Co.
   8.38%    03/15/23 - 07/15/33     396,000       462,183(h)
Time Warner, Inc.
   6.88%    05/01/12                 54,000        56,964(h)
TNK-BP Finance S.A.
   7.50%    07/18/16                135,000       141,037(b)
TXU Electric Delivery Co.
   5.00%    09/01/07                148,000       147,386(h)
   6.38%    05/01/12                134,000       138,385(h)
Tyson Foods, Inc.
   7.25%    10/01/06                  9,000         9,000(h)
Union Pacific Railroad Co.
   5.87%    07/02/30                200,000       210,135

                                  PRINCIPAL
                                     AMOUNT         VALUE

United Overseas Bank Ltd.
   4.50%    07/02/13               $385,000  $    363,457(b,h)
United Utilities PLC
   6.45%    04/01/08                163,000       165,435(h)
Vale Overseas Ltd.
   8.25%    01/17/34                260,000       295,100
Valero Energy Corp.
   3.50%    04/01/09                235,000       225,193(h)
Verizon Pennsylvania Inc.
   8.75%    08/15/31                145,000       172,421(h)
VTB Capital S.A.
   6.14%    09/21/07                290,000       291,324(b,h,i)
Wells Fargo & Co.
   5.25%    12/01/07                109,000       109,029(h)
Westar Energy, Inc.
   5.15%    01/01/17                105,000       100,063(h)
   7.13%    08/01/09                 80,000        83,187(h)
Westfield Capital Corporation Ltd.
   4.38%    11/15/10                217,000       209,276(b,h)
Weyerhaeuser Co.
   6.13%    03/15/07                 49,000        49,054(h)
Williams Partners LP
   7.50%    06/15/11                270,000       270,675(b)
Wisconsin Electric Power
   3.50%    12/01/07                192,000       188,088(h)
Wyeth
   4.38%    03/01/08                 50,000        49,348
                                               47,111,934

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.8%

Banc of America Commercial
   Mortgage Inc.
   5.32%    10/10/11                 50,000        50,251
Banc of America Funding Corp.
   5.75%    03/20/36                112,018       111,739(h,i)
   5.86%    02/20/36                189,428       189,871(h,i)
Banc of America Mortgage
   Securities (Class B)
   5.33%    10/25/35                 73,990        71,886(h,i)
   5.39%    01/25/36                108,331       106,409(h,i)
   5.56%    02/25/36                 89,544        88,572(h,i)
Bank of America Alternative
   Loan Trust
   6.50%    07/25/35                167,569       170,064(h)
Bear Stearns Commercial
   Mortgage Securities
   5.58%    03/11/39                 93,396        94,487(h,i)
   6.02%    02/14/31                434,000       440,898(h)
CalSTRS Trust
   4.13%    11/20/12                433,000       427,420(b,h)
Citigroup Mortgage Loan
   Trust, Inc.
   6.10%    08/25/36                227,895       229,248(i)
Countrywide Alternative
   Loan Trust
   5.97%    05/25/36                 39,820        36,131(i)
   6.00%    03/25/36 - 06/25/36                   129,846112,216


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE FIXED INCOME FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

Countrywide Alternative
   Loan Trust (Class B)
   6.00%    05/25/36 - 08/25/36  $  134,711  $    122,130
Countrywide Asset-Backed
   Certificates
   5.61%    11/25/35              1,433,756     1,434,469(h,i)
Countrywide Home Loan
   Mortgage Pass Through
   Trust (Class M)
   5.50%    12/25/35                103,927       101,277(h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
   5.65%    02/25/36                 84,414        82,585(h,i)
Crusade Global Trust (Class A)
   5.58%    09/18/34                 58,017        58,148(h,i)
CS First Boston Mortgage
   Securities Corp.
   1.69%    03/15/35              4,720,107       179,752(b,h,i)
   5.16%    07/15/37              3,346,814        93,237(b,d,h,i)
   5.33%    10/25/35                104,197       100,063(h,i)
   6.13%    04/15/37                224,440       234,252(h)
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                651,600       662,180(h)
First Union-Lehman Brothers-
   Bank of America
   6.56%    11/18/35                149,397       151,411(h)
GMAC Commercial Mortgage
   Securities, Inc.
   6.47%    04/15/34                129,596       135,389(h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
   5.08%    12/10/41              5,759,174       132,025(d,h,i)
Greenwich Capital Commercial
   Funding Corp.
   5.12%    04/10/37                305,528       305,017(h)
Impac CMB Trust (Class A)
   5.59%    10/25/35              1,764,469     1,765,286(h,i)
Indymac INDA Mortgage
   Loan Trust
   5.16%    01/25/36                 71,938        68,916(h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
   5.16%    01/25/36                 71,938        71,428(h,i)
Indymac Index Mortgage
   Loan Trust
   5.39%    06/25/35                176,897       172,712(h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   1.29%    01/12/39              3,238,962       118,112 (b,h,i)
   6.47%    11/15/35                215,752       227,328(h)
JP Morgan Mortgage Trust
   5.41%    11/25/35                344,486       339,917(h,i)
LB-UBS Commercial
   Mortgage Trust
   4.06%    09/15/27                503,180       490,019(h,i)
   4.51%    12/15/29                215,752       209,159(h)
   4.53%    01/15/36              1,494,690       100,914(b,d,h)

                                  PRINCIPAL
                                     AMOUNT         VALUE

   4.63%    03/15/34           $    714,141  $      9,960(b,d,h,i)
   5.09%    01/18/12              4,557,103       129,442(d,h,i)
   6.17%    10/15/35              1,141,257        48,897(b,d,h,i)
   6.23%    03/15/26                165,796       169,591(h)
   7.16%    02/15/40              3,616,835        77,647(b,d,h,i)
   7.80%    03/15/36              3,849,157       108,667(b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class A)
   6.13%    12/15/30                289,600       301,502(h)
   6.65%    11/15/27              1,629,724     1,722,293(h)
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16                 66,000        69,930(b,h)
Master Alternative Loans Trust
   5.00%    08/25/18                192,392        29,640(g,h)
   6.50%    08/25/34 - 05/25/35     710,395       718,881(h)
Master Alternative Loans
   Trust (Class 3)
   6.50%    01/25/35                188,533       188,533(h)
Merrill Lynch Mortgage
   Trust (Class A)
   5.80%    05/12/39                319,000       325,078(i)
MLCC Mortgage Investors, Inc.
   5.40%    02/25/36                 94,112        91,974(h,i)
Morgan Stanley Capital I
   7.11%    04/15/33                511,868       534,793(h)
Morgan Stanley Dean
   Witter Capital I
   4.26%    04/15/34                634,035        11,552(b,d,h,i)
   4.53%    10/15/35              1,056,940        18,315(b,d,h,i)
   7.20%    10/15/33                 72,000        76,161(h)
Morgan Stanley Dean Witter
   Capital I (Class A)
   6.39%    10/15/35                398,200       418,596(h)
   6.54%    02/15/31                 49,341        50,736(h)
Morgan Stanley Dean Witter
   Capital I (Class X)
   1.42%    02/01/31                270,349        11,552(b,h,i)
Puma Finance Ltd. (Class A)
   5.55%    03/25/34                232,286       232,565(h,i)
   5.70%    10/11/34                148,718       148,888(h,i)
Residential Accredit Loans, Inc.
   6.00%    01/25/36                180,079       176,838(h)
   6.04%    01/25/36                 99,863       100,634(h,i)
Residential Funding Mortgage
   Security I
   5.75%    01/25/36                198,646       194,046(h)
Structured Asset Securities
   Corp. (Class X)
   2.15%    02/25/28                142,272         6,224(i)
Wachovia Bank Commercial
   Mortgage Trust
   5.51%    03/15/45                 72,000        72,770(h)
   5.68%    05/15/43                329,000       335,015(i)
Wachovia Bank Commercial
   Mortgage Trust (Class A)
   5.77%    07/15/45                310,000       318,976


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE FIXED INCOME FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

Wells Fargo Mortgage Backed
   Securities Trust
   5.00%    11/25/20           $    278,374  $    275,585(h)
   5.35%    10/25/36                460,790       456,942(i)
   5.39%    08/25/35                263,990       256,612(h,i)
   5.50%    01/25/36                174,459       168,272(h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
   5.50%    03/25/36                237,323       230,192(h)
                                               17,572,217

SOVEREIGN BONDS -- 2.2%

Government of Argentina
   1.33%    12/31/38                260,000       113,100(j,k)
   7.00%    09/12/13                155,000       143,941
Government of Bahamas
   6.63%    05/15/33                152,000       172,584(b,h)
Government of Brazil
   8.25%    01/20/34                260,000       299,000
   8.88%    10/14/19                260,000       308,360
   12.50%   01/05/16                495,000       228,576
Government of Colombia
   7.38%    09/18/37                250,000       253,125
   8.13%    05/21/24                225,000       247,500
   12.00%   10/22/15             60,000,000        28,911
Government of Panama
   7.25%    03/15/15                 30,000        32,025
Government of Philippine
   7.75%    01/14/31                250,000       260,938
   9.38%    01/18/17                250,000       295,000
Government of Turkey
   7.38%    02/05/25                250,000       246,875
   9.50%    01/15/14                360,000       409,500
Government of Uruguay
   8.00%    11/18/22                180,000       189,900
                                                3,229,335

TOTAL BONDS AND NOTES
   (COST $149,323,964)                        147,054,663

                                  NUMBER OF
                                  CONTRACTS         VALUE
--------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------


CALL OPTIONS
IMM Euro Future Options                  80         1,500
IMM Euro Future Options                  30         4,125
   (COST $6,325)


PUT OPTIONS
U.S. Treasury Notes
   10 Yr. Futures                       110        13,750
   (COST $17,178)


TOTAL PURCHASED OPTIONS
   (COST $23,503)                                  19,375


                                  PRINCIPAL
                                     AMOUNT         VALUE

SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 19.2%
--------------------------------------------------------------------------------

ASSET BACKED -- 15.1%

American Express Credit Account
   Master Trust (Class B)
   5.44%    08/15/11             $2,000,000  $  2,000,312(b,i)
Chase Credit Card Master
   Trust (Class A)
   5.44%    07/15/10              1,288,720     1,290,750(i)
Countrywide Asset-Backed
   Certificates
   5.76%    05/25/33                  8,102         8,111(i)
Countrywide Asset-Backed
   Certificates (Class 2)
   5.63%    06/25/33                  1,457         1,457(i)
Countrywide Asset-Backed
   Certificates (Class A)
   5.73%    03/25/33                174,258       174,466(i)
Discover Card Master
   Trust I (Class A)
   5.35%    05/15/11              2,172,000     2,172,022(i)
First Franklin Mortgage Loan
   Asset Backed Certificates
   5.51%    12/31/49              2,172,000     2,172,916(i)
Fleet Home Equity Loan
   Trust (Class A)
   5.58%    01/20/33                245,869       246,174(i)
Ford Credit Floorplan Master
   Owner Trust (Class A)
   5.37%    07/15/09              3,620,000     3,618,308(i)
Gracechurch Card Funding
   PLC (Class A)
   5.36%    02/17/09              1,448,000     1,448,280(i)
GSAMP Trust
   5.48%    12/25/35                724,000       724,355(i)
Household Automotive
   Trust (Class A)
   5.67%    05/18/09              1,298,344     1,298,943(i)
Long Beach Mortgage Loan Trust
   5.45%    09/25/35                314,443       314,480(i)
   5.61%    09/25/35              4,344,000     4,352,136(i)
Metris Master Trust (Class A)
   5.48%    10/20/10              1,448,000     1,448,000(i)
Residential Asset Mortgage
   Products, Inc.
   5.60%    12/25/33              1,233,550     1,236,364(i)
Residential Asset Mortgage
   Products, Inc. (Class A)
   5.61%    06/25/32                 26,813        26,822(i)
                                               22,533,896

CORPORATE NOTES -- 0.5%

Prudential Financial, Inc.
   5.54%    06/13/08                724,000       725,691(i)


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE FIXED INCOME FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL
                                     AMOUNT         VALUE

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.6%

Banc of America Large Loan
   5.54%    03/15/22             $1,086,000  $  1,086,613(b,i)
Countrywide Asset-Backed
   Certificates
   5.61%    11/25/35              1,433,756     1,434,469(h,i)
Granite Mortgages PLC (Class 1)
   5.68%    01/20/43                273,861       274,191(i)
Impac CMB Trust (Class A)
   6.09%    12/25/33                146,424       146,492(i)
Interstar Millennium Trust (Class A)
   5.59%    03/14/36                 41,455        41,536(i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
   5.50%    10/15/17                283,335       283,411(b,i)
MortgageIT Trust (Class 1)
   5.59%    05/25/35              1,442,126     1,442,053(i)
Thornburg Mortgage Securities
   Trust (Class A)
   5.67%    04/25/43                202,198       202,415(i)
Washington Mutual Inc.
   5.67%    01/25/45                375,804       376,302(i)
                                                5,287,482

TOTAL SECURITIES PURCHASED WITH COLLATERAL
   FROM SECURITIES ON LOAN
   (COST $28,537,121)                          28,547,069

TOTAL INVESTMENT IN SECURITIES
   (COST $177,884,588)                        175,621,107

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.9%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.9%

GEI Short Term Investment Fund
   5.49%                          8,810,656     8,810,656(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 6.0%

GEI Short Term Investment Fund
   5.49%                          8,888,051     8,888,051(d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $17,698,707)                          17,698,707

TOTAL INVESTMENTS
   (COST $195,583,295)                        193,319,814

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (29.8)%                      (44,326,297)
                                            -------------

NET ASSETS-- 100.0%                         $ 148,993,517
                                            =============


OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Fixed Income Fund had the following written option contracts open at September 30, 2006:

                     EXPIRATION DATE/   NUMBER OF
CALL OPTIONS           STRIKE PRICE     CONTRACTS     VALUE
--------------------------------------------------------------------------------
IMM Euro Future
  Options              Oct 06 /94.88       80    $     (500)
IMM Euro Future
  Options              Nov 06 /94.75       30        (1,313)
  (Written Option Premium $2,175)


                     EXPIRATION DATE/   NUMBER OF
PUT OPTIONS            STRIKE PRICE     CONTRACTS     VALUE
--------------------------------------------------------------------------------
U.S. Treasury Notes
  10 Yr. Futures       Oct 06/106.00      110    $   (3,438)
  (Written Option Premium $4,385)
                                                 ----------
                                                 $   (5,251)
                                                 ==========

The GE Fixed Income Fund had the following long futures contracts open at September 30, 2006:

                             NUMBER    CURRENT   UNREALIZED
               EXPIRATION      OF     NOTIONAL  APPRECIATION/
DESCRIPTION       DATE      CONTRACTS   VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Treasury
  Notes 2 Yr.
  Futures     December 2006    20   $4,090,000     $11,822
U.S. Treasury
  Notes 10 Yr.
  Futures     December 2006     8      864,500        (522)
                                                   -------
                                                   $11,300
                                                   =======

Foreign currency exchange contracts outstanding at September 30, 2006:

                        CONTRACTS       IN                     UNREALIZED
SETTLEMENT                 TO         EXCHANGE    CONTRACTS   APPRECIATION/
   MONTH    TYPE         RECEIVE        FOR       AT VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
 Oct-06     Buy  JPY    13,323,180    $113,100    $112,846       $(254)
 Oct-06     Buy  JPY    13,362,765    $113,100    $113,181       $  81
 Oct-06     Buy  JPY    18,904,000    $160,000    $160,115       $ 115
                                      ------------------------------------------
                                      $386,200    $386,142       $  (58)
                                      ==========================================


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE Money Market Fund


Q&A

THE GE MONEY MARKET FUND IS MANAGED BY DONALD J. DUNCAN (PICTURED BELOW). SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 143.


Q. HOW DID THE GE MONEY MARKET FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Money Market Fund returned 4.38%. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 4.56% and the Fund's Lipper peer group of 355 Money Market Funds returned an average of 3.83% for the same period


Q. WHAT HAPPENED IN THE FIXED INCOME MARKET OVER THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. Economic growth rebounded strongly in the first quarter of 2006 after struggling late in 2005 due to adverse effects from hurricanes in the gulf coast. Inflation started ticking up in the first half of 2006 as commodity prices, particularly oil increased, wages rose and capacity utilization levels rose. By summer though, declining home sales pushed growth forecasts for the second half downward. Meanwhile, inflation expectations softened as gasoline prices dropped from their peak in mid-July. The Federal Reserve continued its 25 basis point rate hikes at each meeting through June showing consistency of policy through the change in chairman from Alan Greenspan to Dr. Ben Bernanke. The Federal Open Market Committee (FOMC) took no policy action at its August or September meetings, keeping the fed funds target at 5.25%. In its September statement the committee explained, "The moderation in economic growth appears to be continuing, partly reflecting a cooling of the housing market." According to the committee, slower growth combined with falling energy prices suggest a moderation of inflationary pressures. Interest rates ended the period higher, particularly at the shorter end of the yield curve. 2-year Treasury note yields rose 52 basis points to 4.68% while 10-year Treasury note yields finished at 4.62%, up 30 basis points.

    Despite hiccups in May and June, the high yield and emerging market debt sectors recorded the best total returns for the last twelve-month period. The Lehman Brothers High Yield Index returned 8.1% while the JP Morgan Emerging Market Bond Index-Global Diversified returned 7.5%. The fundamental backdrop for both these markets remained favorable throughout the period. Defaults in the high yield sector have ticked up only slightly from very low levels. Emerging market economies in general continued to improve and the political climate, especially in those countries facing an election, appeared less volatile. As a result, yield spreads versus treasuries in both markets narrowed producing the favorable return. Within the high-grade sectors, fixed-rate MBS was the best performer returning 4.2%, just ahead of its securitized cousins, ABS and Commercial MBS. Low rate volatility worked to the benefit of these sectors. Corporate spreads traded within a tight range over the last year, ending wider by just 6 basis points, producing a 3.5% return for the sector. With interest rates higher and high-grade credit spreads only slightly wider, U.S. treasury performance lagged with a 12-month return of 3.1%.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The main driver of return for the Fund relative to its benchmark is yield curve positioning along the short end of the yield curve. Throughout most of the year the average maturity was kept short to take advantage of short rates rising as a result of monetary policy. As the Fed paused in the third quarter and the market began pricing in lower rates in 2007, we moved the average maturity of the Fund out to benefit from a declining rate environment.


PICTURED TO THE RIGHT:
DONALD J. DUNCAN

[Photo omitted]

GE Money Market Fund

                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                    ACCOUNT VALUE AT THE                   ACCOUNT VALUE AT THE                    EXPENSES PAID
                                 BEGINNING OF THE PERIOD ($)               END OF THE PERIOD ($)              DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Class A                               1,000.00                              1,023.96                              2.13
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Class A                               1,000.00                              1,022.70                              2.13
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.42% FROM PERIOD APRIL 1, 2006 - SEPTEMBER 30, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE SIX-MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WAS: 2.40%.

GE Money Market Fund

 CHANGE IN VALUE OF A $10,000 INVESTMENT

                GE Money Market Fund                       90 Day T-Bill
9/96                 $10,000.00                             $10,000.00
9/97                  10,514.36                              10,516.98
9/98                  11,064.64                              11,055.55
9/99                  11,582.57                              11,559.81
9/00                  12,255.09                              12,225.40
9/01                  12,851.21                              12,779.13
9/02                  13,067.43                              13,006.33
9/03                  13,193.17                              13,153.89
9/04                  13,310.84                              13,301.13
9/05                  13,625.11                              13,665.92
9/06                  14,222.34                              14,289.96


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2006

                                                                                     ENDING
                                                                                   VALUE OF A
                                        ONE        FIVE            TEN               $10,000
                                       YEAR        YEAR           YEAR           INVESTMENT (A)
                                     -------      ------         ------         ----------------
GE Money Market                       4.38%        2.05%          3.58%             $14,222
90 Day T-Bill                         4.56%        2.26%          3.63%             $14,290

 INVESTMENT PROFILE
 A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar-denominated money market instruments.


LIPPER PERFORMANCE COMPARISON
Money Market Peer Group

Based on average annual total returns for the periods ended 9/30/06

                                        ONE        FIVE            TEN
                                       YEAR        YEAR           YEAR
                                      ------      ------         ------
Number of Funds
in peer group:                          355          294            186
--------------------------------------------------------------------------------
Peer group average
annual total return:                   3.83%        1.59%          3.25%
--------------------------------------------------------------------------------
Lipper categories in peer group: Money Market


FUND YIELD
AT SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
                                FUND              IBC'S MONEY FUND*
--------------------------------------------------------------------------------
  7-day current                 4.96%+                  4.73%
  7-day effective               5.08%                   4.84%


CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE GE MONEY MARKET FUND AT SEPTEMBER 30, 2006.

*  IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD OF ALL MAJOR MONEY MARKET
   FUNDS.

  AN INVESTMENT IN THE GE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GE MONEY MARKET FUND
Schedule of Investments

                                                              September 30, 2006

GE MONEY MARKET FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $213,398
(IN THOUSANDS) AS OF SEPTEMBER 30, 2006

[Pie chart omitted -- plot points are as follows:]

Commercial Paper  47.8%
Corporate Notes  16.8%
Repurchase Agreements  15.2%
Certificates of Deposit  13.4%
U.S. Governments  6.3%
Time Deposit  0.5%


                                  PRINCIPAL     AMORTIZED
                                     AMOUNT          COST

SHORT-TERM INVESTMENTS -- 99.6%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 6.3%


U.S. AGENCIES

Federal Home Loan
   Bank Discount Notes
   5.12%    01/18/07             $8,260,000 $   8,136,703(d)
Federal Home Loan
   Bank System
   5.48%    10/12/07              5,390,000     5,390,000
                                               13,526,703

COMMERCIAL PAPER -- 47.6%

Bank of Nova Scotia
   5.26%    12/15/06              8,350,000     8,258,498
Bank of America Corp.
   5.26%    10/20/06              8,360,000     8,336,779
Barclays PLC
   5.28%    11/10/06              8,310,000     8,261,248
Bear Stearns Companies
   5.09%    11/07/06              5,000,000     4,973,843
   5.10%    11/14/06              2,990,000     2,971,362
Chariot Funding LLC
   5.27%    10/17/06              5,300,000     5,287,586(b)
Citigroup Funding, Inc.
   5.27%    11/15/06              5,890,000     5,851,236
Credit Suisse First Boston
   5.26%    12/05/06              8,460,000     8,379,654

                                  PRINCIPAL     AMORTIZED
                                     AMOUNT          COST

Deutsche Bank AG
   5.26%    10/27/06           $  8,500,000 $   8,467,709
HBOS PLC
   5.39%    11/22/06              6,510,000     6,459,316
HSBC Holdings PLC
   5.29%    10/13/06              4,500,000     4,492,073
ING Group
   5.25%    12/15/06              2,750,000     2,719,922
Jupiter Securitization Corp.
   5.27%    10/05/06              1,560,000     1,559,087(b)
Jupiter Securitization Corp.
   5.27%    10/11/06              5,220,000     5,212,366(b)
Old Line Funding Corp.
   5.26%    11/02/06              4,000,000     3,981,298(b)
UBS AG
   5.25%    10/02/06              8,420,000     8,418,772
Windmill Funding Corp.
   5.26%    10/27/06              8,470,000     8,437,854(b)
                                              102,068,603

REPURCHASE AGREEMENTS -- 15.1%

Barclays Bank PLC
   5.37% dated 09/29/06,
   11,385,093 to be received
   on 10/02/06, collateralized by
   11,607,785 U.S. Government
   Agency Bond, coupon rate
   ranging from 0.00% to 6.00%,
   maturing 10/03/06 and
   08/22/16 respectively         11,380,000    11,380,000

UBS Securities LLC
   5.35% dated 09/29/06,
   21,009,363 to be
   received on 10/02/06,
   collateralized by 21,420,855
   U.S. Government Bond, coupon
   rate 5.00%, maturing
   08/01/18 - 04/01/34           21,000,000    21,000,000
                                               32,380,000

CORPORATE NOTES-- 16.7%
American Express Credit Corp.
   5.43%    03/05/08              4,680,000     4,682,475(i)
Canadian Imperial Bank
   5.31%    12/23/10              8,470,000     8,470,000
Greenwhich Capital
   Holdings Inc.
   5.29%    02/13/07              5,070,000     5,070,000
Morgan Stanley
   5.35%    02/02/07              9,060,000     9,060,000(i)
Societe Generale
   5.26%    10/31/06              8,500,000     8,499,898
                                               35,782,373


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

GE MONEY MARKET FUND
Schedule of Investments

                                                              September 30, 2006


                                  PRINCIPAL     AMORTIZED
                                     AMOUNT          COST

CERTIFICATES OF DEPOSIT -- 13.4%

Calyon Bank
   5.34%    05/04/07             $7,930,000 $   7,930,000
First Tennessee Bank
   5.36%    10/10/06              8,320,000     8,320,000
Fortis Bank
   5.28%    10/19/06              4,090,000     4,090,000
Royal Bank of Canada
   N Y Branch
   5.35%    10/03/06              8,300,000     8,300,000
                                               28,640,000

TIME DEPOSIT -- 0.5%

State Street Corp.
   4.85%    10/02/06              1,000,287     1,000,287(e)

TOTAL SHORT TERM INVESTMENTS
   (COST $213,397,966)                        213,397,966

OTHER ASSETS AND LIABILITIES,
   NET-- 0.4%                                     934,742
                                             ------------

NET ASSETS-- 100.0%                          $214,332,708
                                             ============


See Notes to Schedules of Investments on page 94 and Notes to Financial Statements on page 124.

Notes to Schedules of Investments

                                                              September 30, 2006


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, these securities amounted to $40,449; $3,523,738; $15,279,725; $7,836,742, $5,382,877 and $24,478,191 or
    0.07%, 2.15%, 10.26%, 8.13%, 4.00% and 11.42% of net assets for the GE
    Global Equity Fund, GE Strategic Investment Fund, GE Fixed Income Fund, GE Short-Term Government Fund, GE Government Securities Fund and GE Money Market Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At September 30, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at September 30, 2006.

(j) All or a portion of the security out on loan.

(k) Step coupon bond. Security becomes interest bearing at a future date.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(m) Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(n) Prerefunded. Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(o) The security is insured by AMBAC, FSA, MBIA and FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of September 30, 2006 (as a percentage of net assets) as follows:

               AMBAC                  12.57%
               FSA                    14.05%
               MBIA                    7.42%
               FGIC                    6.81%

(p) Treasury Inflation Protected Securities.

(q) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

**  Denominated in USD unless otherwise indicated.

*   Less than 0.1%.

The maturity date disclosed for fixed income securities represents the earlier of the first call date, the next interest reset date or the ultimate maturity date.

Abbreviations:

ADR         American Depository Receipt

AMBAC       AMBAC Indemnity Corporation

FGIC        Financial Guaranty Insurance Corporation

FSA         Financial Security Assurance

GDR         Global Depository Receipt

JPY         Japanese Yen

MBIA        Municipal Bond Investors Assurance Corporation

REGD.       Registered

REIT        Real Estate Investment Trust

REMIC       Real Estate Mortgage Investment Conduit

SPDR        Standard & Poors Depository Receipts

STRIPS      Separate Trading of Registered Interest and Principal of Security

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE U.S. EQUITY FUND

----------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS A

                                                        9/30/06            9/30/05        9/30/04         9/30/03        9/30/02
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE .....................................         --                 --             --              --         1/5/93

Net asset value, beginning of period ...............     $28.69             $26.41         $24.19          $20.31         $25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .................       0.29               0.36           0.20            0.16           0.13
  Net realized and unrealized
   gains (losses) on investments ...................       2.76               2.11           2.19            3.91          (4.49)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............................       3.05               2.47           2.39            4.07          (4.36)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............................       0.46               0.19           0.17            0.19           0.09
  Net realized gains ...............................       1.28                 --             --              --           0.24
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................       1.74               0.19           0.17            0.19           0.33
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .....................     $30.00             $28.69         $26.41          $24.19         $20.31
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ...................................     11.13%              9.40%          9.87%          20.09%        (17.78%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .........   $298,764           $339,327       $337,920        $315,980       $251,251
  Ratios to average net assets:
   Net investment income (loss) ....................      1.00%              1.28%          0.77%           0.72%          0.53%
   Net expenses ....................................      0.80%              0.78%          0.78%           0.83%          0.87%
   Gross expenses ..................................      0.80%              0.78%          0.78%           0.83%          0.87%
  Portfolio turnover rate ..........................        46%                36%            29%             26%            41%
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS B

                                                            9/30/06        9/30/05          9/30/04        9/30/03         9/30/02
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE .....................................              --             --              --            --        12/22/93

Net asset value, beginning of period ...............          $27.36         $25.20          $23.11        $19.38          $23.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .................            0.06           0.16            0.00(c)      (0.01)          (0.06)
  Net realized and unrealized
   gains (losses) on investments ...................            2.64           2.00            2.09          3.74           (4.29)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............................            2.70           2.16            2.09          3.73           (4.35)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............................            0.16             --              --            --              --
  Net realized gains ...............................            1.28             --              --            --            0.24
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................            1.44             --              --            --            0.24
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .....................          $28.62         $27.36          $25.20        $23.11          $19.38
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ...................................          10.28%          8.57%           9.04%        19.25%         (18.40%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .........          $6,738        $12,406         $19,373       $22,447         $22,806
  Ratios to average net assets:
   Net investment income (loss) ....................           0.23%          0.58%           0.02%        (0.03%)         (0.23%)
   Net expenses ....................................           1.55%          1.53%           1.53%         1.58%           1.62%
   Gross expenses ..................................           1.55%          1.53%           1.53%         1.58%           1.62%
  Portfolio turnover rate ..........................             46%            36%             29%           26%             41%
----------------------------------------------------------------------------------------------------------------------------------




                                                                                   CLASS C (LEVEL LOAD)

                                                        9/30/06            9/30/05        9/30/04         9/30/03        9/30/02
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE .....................................         --                 --             --              --        9/30/99

Net asset value, beginning of period ...............     $27.07             $24.93         $22.93          $19.23         $23.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .................       0.07               0.15           0.00(c)        (0.01)         (0.05)
  Net realized and unrealized
   gains (losses) on investments ...................       2.60               1.99           2.07            3.75          (4.27)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............................       2.67               2.14           2.07            3.74          (4.32)
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ............................       0.22                 --           0.07            0.04             --
  Net realized gains ...............................       1.28                 --             --              --           0.24
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................       1.50                 --           0.07            0.04           0.24
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .....................     $28.24             $27.07         $24.93          $22.93         $19.23
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ...................................     10.29%              8.58%          9.05%          19.46%        (18.41%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .........     $7,649             $9,306        $12,355         $10,137         $4,851
  Ratios to average net assets:
   Net investment income (loss) ....................      0.25%              0.57%          0.01%          (0.04%)        (0.22%)
   Net expenses ....................................      1.55%              1.53%          1.53%           1.57%          1.62%
   Gross expenses ..................................      1.55%              1.53%          1.53%           1.57%          1.62%
  Portfolio turnover rate ..........................        46%                36%            29%             26%            41%
----------------------------------------------------------------------------------------------------------------------------------




                                                                                            CLASS Y

                                                             9/30/06        9/30/05         9/30/04        9/30/03         9/30/02
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE .....................................              --             --              --            --        11/29/93

Net asset value, beginning of period ...............          $28.62         $26.35          $24.14        $20.26          $24.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .................            0.37           0.44            0.27          0.22            0.20
  Net realized and unrealized
   gains (losses) on investments ...................            2.75           2.10            2.17          3.91           (4.49)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............................            3.12           2.54            2.44          4.13           (4.29)
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ............................            0.54           0.27            0.23          0.25            0.15
  Net realized gains ...............................            1.28             --              --            --            0.24
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................            1.82           0.27            0.23          0.25            0.39
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .....................          $29.92         $28.62          $26.35        $24.14          $20.26
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ...................................          11.40%          9.68%          10.13%        20.47%         (17.58%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .........        $115,005       $306,532        $346,807      $307,727        $243,957
  Ratios to average net assets:
   Net investment income (loss) ....................           1.27%          1.56%           1.02%         0.97%           0.78%
   Net expenses ....................................           0.54%          0.53%           0.53%         0.58%           0.62%
   Gross expenses ..................................           0.54%          0.53%           0.53%         0.58%           0.62%
  Portfolio turnover rate ..........................             46%            36%             29%           26%             41%
----------------------------------------------------------------------------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE VALUE EQUITY FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A

                                                  9/30/06           9/30/05         9/30/04        9/30/03        9/30/02
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --                 --             --             --          9/8/93

Net asset value, beginning of period ...........  $11.65             $10.94          $9.81          $8.29         $10.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............    0.09               0.11           0.07           0.07           0.07
  Net realized and unrealized
   gains (losses) on investments ...............    1.17               1.04           1.13           1.54          (1.79)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .......................    1.26               1.15           1.20           1.61          (1.72)
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ........................    0.10               0.09           0.07           0.09           0.02
  Net realized gains ...........................    0.88               0.35             --             --           0.04
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................    0.98               0.44           0.07           0.09           0.06
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................  $11.93             $11.65         $10.94          $9.81          $8.29
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ...............................  11.58%             10.73%         12.32%         19.49%        (17.24%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..... $58,024            $47,633        $48,065        $48,400        $43,157
  Ratios to average net assets:
    Net investment income (loss) ...............   0.80%              1.00%          0.61%          0.73%          0.66%
    Net expenses ...............................   1.20%              1.20%          1.20%          1.13%          1.01%
    Gross expenses .............................   1.19%              1.21%          1.31%          1.18%          1.01%
  Portfolio turnover rate ......................     52%                35%            32%            29%            39%
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B

                                                     9/30/06        9/30/05         9/30/04       9/30/03         9/30/02
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --             --              --            --          9/8/93

Net asset value, beginning of period ...........     $11.15         $10.47           $9.39         $7.93           $9.69
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............         --           0.03           (0.01)        (0.00)(c)       (0.01)
  Net realized and unrealized
   gains (losses) on investments ...............       1.11           1.00            1.09          1.46           (1.71)
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .......................       1.11           1.03            1.08          1.46           (1.72)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ........................         --             --              --            --              --
  Net realized gains ...........................       0.88           0.35              --            --            0.04
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................       0.88           0.35              --            --            0.04
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................     $11.38         $11.15          $10.47         $9.39           $7.93
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ...............................     10.66%          9.88%          11.50%        18.41%         (17.88%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....     $4,201         $6,342          $9,734       $13,568         $14,437
  Ratios to average net assets:
    Net investment income (loss) ...............      0.04%          0.29%          (0.13%)       (0.02%)         (0.09%)
    Net expenses ...............................      1.95%          1.95%           1.95%         1.87%           1.78%
    Gross expenses .............................      1.95%          1.96%           2.05%         1.92%           1.78%
  Portfolio turnover rate ......................        52%            35%             32%           29%             39%
--------------------------------------------------------------------------------------------------------------------------




                                                                              CLASS C (LEVEL LOAD)

                                                   9/30/06            9/30/05        9/30/04        9/30/03       9/30/02
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --                 --             --             --          9/30/99

Net asset value, beginning of period ............  $11.10             $10.43          $9.37          $7.92          $9.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ..............      --               0.03          (0.01)         (0.00)(c)      (0.01)
  Net realized and unrealized
   gains (losses) on investments ................    1.11               0.99           1.08           1.48          (1.71)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .........................    1.11               1.02           1.07           1.48          (1.72)
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .........................    0.01              (0.00)(c)       0.01           0.03             --
  Net realized gains ............................    0.88               0.35             --             --           0.04
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................    0.89               0.35           0.01           0.03           0.04
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..................  $11.32             $11.10         $10.43          $9.37          $7.92
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ................................  10.72%              9.85%         11.43%         18.68%        (17.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ......  $1,625             $1,695         $1,690         $1,783         $1,097
  Ratios to average net assets:
    Net investment income (loss) ................   0.05%              0.24%         (0.14%)        (0.04%)        (0.08%)
    Net expenses ................................   1.95%              1.95%          1.95%          1.88%          1.76%
    Gross expenses ..............................   1.94%              1.96%          2.05%          1.94%          1.76%
  Portfolio turnover rate .......................     52%                35%            32%            29%            39%
-------------------------------------------------------------------------------------------------------------------------------




                                                                                     CLASS Y

                                                       9/30/06       9/30/05         9/30/04        9/30/03         9/30/02
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                             --             --              --            --           1/5/98

Net asset value, beginning of period ............      $12.31         $11.54          $10.37         $8.77          $10.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ..............        0.14           0.15            0.10          0.09            0.10
  Net realized and unrealized
   gains (losses) on investments ................        1.27           1.10            1.17          1.62           (1.89)
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .........................        1.41           1.25            1.27          1.71           (1.79)
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .........................        0.13           0.13            0.10          0.11            0.05
  Net realized gains ............................        0.88           0.35              --            --            0.04
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................        1.01           0.48            0.10          0.11            0.09
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..................      $12.71         $12.31          $11.54        $10.37           $8.77
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ................................      12.26%         10.91%          12.29%        19.64%         (17.03%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ......        $ --(d)         $56             $42        $5,993          $4,227
  Ratios to average net assets:
    Net investment income (loss) ................       1.11%          1.26%           0.93%         0.96%           0.91%
    Net expenses ................................       0.95%          0.95%           0.95%         0.88%           0.77%
    Gross expenses ..............................       0.95%          0.96%           0.99%         0.94%           0.77%
  Portfolio turnover rate .......................         52%            35%             32%           29%             39%
----------------------------------------------------------------------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SMALL-CAP EQUITY FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A

                                                 9/30/06            9/30/05        9/30/04       9/30/03         9/30/02
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --                 --             --             --          9/30/98

Net asset value, beginning of period ..........  $15.70             $14.87         $12.67         $11.49         $13.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............   (0.02)              0.04          (0.06)         (0.01)         (0.01)
  Net realized and unrealized
    gains (losses) on investments .............    1.03               2.89           2.26           1.19          (0.11)
-----------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................    1.01               2.93           2.20           1.18          (0.12)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................    0.02                 --             --             --           0.05
  Net realized gains ..........................    0.53               2.10             --             --           2.08
-----------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ...........................    0.55               2.10             --             --           2.13
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................  $16.16             $15.70         $14.87         $12.67         $11.49
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..............................   6.60%             20.87%         17.36%         10.27%         (2.92%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .... $59,397            $56,235        $48,852        $51,902        $44,547
  Ratios to average net assets:
   Net investment income (loss) ...............  (0.13%)             0.26%         (0.38%)        (0.06%)        (0.05%)
   Net expenses ...............................   1.21%              1.21%          1.24%          1.24%          1.15%
   Gross expenses .............................   1.21%              1.21%          1.25%          1.24%          1.17%
  Portfolio turnover rate .....................     38%                34%            93%           122%           138%
-----------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B

                                                    9/30/06        9/30/05         9/30/04       9/30/03         9/30/02
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --              --              --            --         9/30/98

Net asset value, beginning of period ..........     $14.81         $14.22          $12.22        $11.16          $13.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............      (0.14)         (0.06)          (0.16)        (0.09)          (0.10)
  Net realized and unrealized
    gains (losses) on investments .............       0.97           2.75            2.16          1.15           (0.10)
------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................       0.83           2.69            2.00          1.06           (0.20)
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................         --             --              --            --              --
  Net realized gains ..........................       0.53           2.10              --            --            2.08
------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ...........................       0.53           2.10              --            --            2.08
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................     $15.11         $14.81          $14.22        $12.22          $11.16
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..............................      5.77%         20.04%          16.37%         9.50%          (3.58%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....    $10,583        $11,567         $11,885       $18,694         $15,984
  Ratios to average net assets:
   Net investment income (loss) ...............     (0.88%)        (0.46%)         (1.15%)       (0.81%)         (0.80%)
   Net expenses ...............................      1.96%          1.95%           1.99%         1.99%           1.90%
   Gross expenses .............................      1.96%          1.96%           2.00%         1.99%           1.92%
  Portfolio turnover rate .....................        38%            34%             93%          122%            138%
------------------------------------------------------------------------------------------------------------------------




                                                                             CLASS C (LEVEL LOAD)

                                                   9/30/06           9/30/05        9/30/04         9/30/03        9/30/02
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --                 --             --             --        9/30/99

Net asset value, beginning of period ...........   $14.77             $14.19         $12.19         $11.14         $13.44
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............    (0.13)             (0.06)         (0.16)         (0.09)         (0.10)
  Net realized and unrealized
    gains (losses) on investments ..............     0.96               2.74           2.16           1.14          (0.09)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................     0.83               2.68           2.00           1.05          (0.19)
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ........................       --                 --             --             --           0.03
  Net realized gains ...........................     0.53               2.10             --             --           2.08
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................     0.53               2.10             --             --           2.11
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................   $15.07             $14.77         $14.19         $12.19         $11.14
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ...............................    5.79%             20.02%         16.41%          9.43%         (3.63%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....   $7,668             $8,391         $9,615         $8,945         $5,002
  Ratios to average net assets:
   Net investment income (loss) ................   (0.88%)            (0.44%)        (1.12%)        (0.83%)        (0.79%)
   Net expenses ................................    1.96%              1.95%          1.99%          2.01%          1.90%
   Gross expenses ..............................    1.96%              1.96%          2.00%          2.01%          1.97%
  Portfolio turnover rate ......................      38%                34%            93%           122%           138%
-------------------------------------------------------------------------------------------------------------------------------



                                                                                    CLASS Y

                                                     9/30/06        9/30/05         9/30/04        9/30/03         9/30/02
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --             --              --           --          9/30/98

Net asset value, beginning of period ...........      $15.99         $15.07          $12.81        $11.59          $13.85
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .............        0.02           0.08           (0.02)         0.02            0.03
  Net realized and unrealized
    gains (losses) on investments ..............        1.04           2.94            2.28          1.20           (0.12)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ........................        1.06           3.02            2.26          1.22           (0.09)
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ........................        0.08             --              --            --            0.09
  Net realized gains ...........................        0.53           2.10              --            --            2.08
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................        0.61           2.10              --            --            2.17
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .................      $16.44         $15.99          $15.07        $12.81          $11.59
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ...............................       6.85%         21.22%          17.64%        10.53%          (2.71%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....     $11,990        $24,385         $23,144       $19,715          $8,759
  Ratios to average net assets:
   Net investment income (loss) ................       0.10%          0.54%          (0.12%)        0.18%           0.22%
   Net expenses ................................       0.95%          0.96%           0.99%         1.01%           0.90%
   Gross expenses ..............................       0.95%          0.96%           1.00%         1.01%           0.94%
  Portfolio turnover rate ......................         38%            34%             93%          122%            138%
---------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GLOBAL EQUITY FUND


------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A

                                                   9/30/06           9/30/05        9/30/04         9/30/03        9/30/02
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --                 --             --             --         1/5/93

Net asset value, beginning of period ..........    $21.05             $18.13         $16.07         $13.39         $16.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............      0.10               0.19           0.04           0.04           0.05
  Net realized and unrealized
   gains (losses) on investments ..............      3.64               2.83           2.05           2.71          (3.16)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................      3.74               3.02           2.09           2.75          (3.11)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................      0.13               0.10           0.03           0.07           0.06
  Net realized gains ..........................        --                 --             --             --           0.02
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      0.13               0.10           0.03           0.07           0.08
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $24.66             $21.05         $18.13         $16.07         $13.39
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..............................    17.85%             16.67%         13.03%         20.56%        (18.89%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................   $37,653            $32,038        $30,324        $27,864        $25,641
  Ratios to average net assets:
   Net investment income (loss) ...............     0.43%              0.95%          0.22%          0.26%          0.30%
   Net expenses ...............................     1.46%              1.49%          1.65%          1.50%          1.27%
   Gross expenses .............................     1.46%              1.50%          1.67%          1.57%          1.27%
  Portfolio turnover rate .....................       57%                61%            28%            64%            51%
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B

                                                     9/30/06        9/30/05         9/30/04       9/30/03         9/30/02
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --             --              --            --        12/22/93

Net asset value, beginning of period ..........      $19.41         $16.76          $14.94        $12.48          $15.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............       (0.07)          0.04           (0.09)        (0.07)          (0.07)
  Net realized and unrealized
   gains (losses) on investments ..............        3.37           2.61            1.91          2.53           (2.95)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................        3.30           2.65            1.82          2.46           (3.02)
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................          --             --              --            --              --
  Net realized gains ..........................          --             --              --            --            0.02
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................          --             --              --            --            0.02
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................      $22.71         $19.41          $16.76        $14.94          $12.48
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..............................      17.00%         15.81%          12.18%        19.71%         (19.48%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................        $542           $826          $1,047        $1,503            $906
  Ratios to average net assets:
   Net investment income (loss) ...............      (0.33%)         0.21%          (0.51%)       (0.51%)         (0.46%)
   Net expenses ...............................       2.21%          2.24%           2.40%         2.27%           2.03%
   Gross expenses .............................       2.21%          2.25%           2.42%         2.36%           2.03%
  Portfolio turnover rate .....................         57%            61%             28%           64%             51%
---------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                                            CLASS C (LEVEL LOAD)

                                                9/30/06            9/30/05        9/30/04         9/30/03       9/30/02
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --                 --             --             --        9/30/99

Net asset value, beginning of period .........  $19.54             $16.88         $15.04         $12.47         $15.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...........   (0.06)              0.04          (0.09)         (0.07)         (0.06)
  Net realized and unrealized
   gains (losses) on investments .............    3.37               2.62           1.93           2.64          (2.96)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................    3.31               2.66           1.84           2.57          (3.02)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................      --                 --             --             --             --
Net realized gains ...........................      --                 --             --             --           0.02
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................      --                 --             --             --           0.02
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............  $22.85             $19.54         $16.88         $15.04         $12.47
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................  16.94%             15.76%         12.23%         20.61%        (19.50%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............................    $318               $272           $423           $326           $293
  Ratios to average net assets:
   Net investment income (loss) ..............  (0.30%)             0.20%         (0.51%)        (0.47%)        (0.39%)
   Net expenses ..............................   2.21%              2.24%          2.40%          2.26%          2.02%
   Gross expenses ............................   2.21%              2.25%          2.42%          2.33%          2.02%
  Portfolio turnover rate ....................     57%                61%            28%            64%            51%
-----------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS Y

                                                  9/30/06        9/30/05         9/30/04       9/30/03        9/30/02
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --             --              --            --        11/29/93

Net asset value, beginning of period .........    $21.14         $18.21          $16.14        $13.45          $16.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...........      0.16           0.24            0.09          0.08            0.09
  Net realized and unrealized
   gains (losses) on investments .............      3.66           2.84            2.05          2.72           (3.16)
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................      3.82           3.08            2.14          2.80           (3.07)
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................      0.19           0.15            0.07          0.11            0.12
Net realized gains ...........................        --             --              --            --            0.02
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................      0.19           0.15            0.07          0.11            0.14
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............    $24.77         $21.14          $18.21        $16.14          $13.45
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................    18.14%         16.98%          13.31%        20.87%         (18.65%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............................   $20,643        $18,183         $16,596       $13,548         $10,516
  Ratios to average net assets:
   Net investment income (loss) ..............     0.69%          1.19%           0.49%         0.51%           0.56%
   Net expenses ..............................     1.21%          1.24%           1.40%         1.26%           1.02%
   Gross expenses ............................     1.21%          1.25%           1.42%         1.34%           1.02%
  Portfolio turnover rate ....................       57%            61%             28%           64%             51%
------------------------------------------------------------------------------------------------------------------------



See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE INTERNATIONAL EQUITY FUND

---------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A

                                                9/30/06            9/30/05        9/30/04        9/30/03        9/30/02
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --                 --             --             --         3/2/94

Net asset value, beginning of period .........  $15.87             $12.73         $10.58          $9.41         $11.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...........    0.16               0.14           0.09           0.07           0.06
  Net realized and unrealized
   gains (losses) on investments .............    2.90               3.07           2.11           1.17          (2.44)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................    3.06               3.21           2.20           1.24          (2.38)
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................    0.14               0.07           0.05           0.07           0.08
  Net realized gains .........................      --                 --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................    0.14               0.07           0.05           0.07           0.08
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............  $18.79             $15.87         $12.73         $10.58          $9.41
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................  19.38%             25.32%         20.88%         13.18%        (20.28%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............................ $40,564            $28,881        $23,144        $19,694        $19,773
  Ratios to average net assets:
   Net investment income (loss) ..............   0.90%              0.97%          0.69%          0.75%          0.50%
   Net expenses ..............................   1.58%              1.42%          1.58%          1.51%          1.35%
   Gross expenses ............................   1.58%              1.43%          1.58%          1.51%          1.38%
  Portfolio turnover rate ....................     39%                66%            31%            68%            53%
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS B

                                                   9/30/06        9/30/05         9/30/04       9/30/03        9/30/02
----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --             --              --            --          3/2/94

Net asset value, beginning of period .........     $14.79         $11.89           $9.92         $8.86          $11.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...........       0.02           0.02           (0.00)(c)     (0.01)          (0.03)
  Net realized and unrealized
   gains (losses) on investments .............       2.70           2.88            1.98          1.07           (2.29)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................       2.72           2.90            1.98          1.06           (2.32)
----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................       0.03             --            0.01            --              --
  Net realized gains .........................         --             --              --            --              --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................       0.03             --            0.01            --              --
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............     $17.48         $14.79          $11.89         $9.92           $8.86
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................     18.41%         24.39%          19.97%        11.96%         (20.84%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............................     $1,473         $1,249          $1,286          $954            $784
  Ratios to average net assets:
   Net investment income (loss) ..............      0.13%          0.12%          (0.02%)       (0.09%)         (0.24%)
   Net expenses ..............................      2.32%          2.18%           2.33%         2.25%           2.10%
   Gross expenses ............................      2.32%          2.18%           2.33%         2.25%           2.14%
  Portfolio turnover rate ....................        39%            66%             31%           68%             53%
----------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------
                                                                           CLASS C (LEVEL LOAD)

                                                 9/30/06           9/30/05        9/30/04         9/30/03        9/30/02
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --                 --             --             --        9/30/99

Net asset value, beginning of period .........   $14.85             $11.94          $9.95          $8.85         $11.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...........     0.02               0.03          (0.01)          0.00(c)       (0.01)
  Net realized and unrealized
   gains (losses) on investments .............     2.72               2.88           2.01           1.12          (2.32)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................     2.74               2.91           2.00           1.12          (2.33)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................     0.01                 --           0.01           0.02             --
  Net realized gains .........................       --                 --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................     0.01                 --           0.01           0.02             --
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............   $17.58             $14.85         $11.94          $9.95          $8.85
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................   18.48%             24.37%         20.07%         12.62%        (20.91%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............................   $1,031             $1,196         $1,081         $1,200           $394
  Ratios to average net assets:
   Net investment income (loss) ..............    0.12%              0.19%         (0.09%)         0.05%         (0.12%)
   Net expenses ..............................    2.31%              2.17%          2.32%          2.27%          2.10%
   Gross expenses ............................    2.31%              2.18%          2.33%          2.28%          2.15%
  Portfolio turnover rate ....................      39%                66%            31%            68%            53%
-----------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS Y

                                                    9/30/06         9/30/05         9/30/04       9/30/03        9/30/02
-------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --             --              --            --          3/2/94

Net asset value, beginning of period .........       $16.01         $12.85          $10.68         $9.53          $12.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...........         0.09           0.18            0.12          0.09            0.09
  Net realized and unrealized
   gains (losses) on investments .............         3.06           3.09            2.14          1.16           (2.46)
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................         3.15           3.27            2.26          1.25           (2.37)
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................         0.17           0.11            0.09          0.10            0.12
  Net realized gains .........................           --             --              --            --              --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................         0.17           0.11            0.09          0.10            0.12
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............       $18.99         $16.01          $12.85        $10.68           $9.53
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................       19.83%         25.58%          21.22%        13.19%         (20.05%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............................       $7,679        $69,794         $46,942       $37,413         $24,997
  Ratios to average net assets:
   Net investment income (loss) ..............        0.51%          1.26%           0.95%         0.91%           0.75%
   Net expenses ..............................        1.17%          1.17%           1.33%         1.25%           1.10%
   Gross expenses ............................        1.17%          1.17%           1.33%         1.26%           1.14%
  Portfolio turnover rate ....................          39%            66%             31%           68%             53%
-------------------------------------------------------------------------------------------------------------------------



See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE PREMIER GROWTH EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A

                                                  9/30/06            9/30/05        9/30/04        9/30/03        9/30/02
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --                 --             --            --        12/31/96

Net asset value, beginning of period ..........   $26.96             $24.71         $23.26         $18.50         $22.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss (b) .....................     0.03               0.11          (0.01)         (0.05)         (0.08)
  Net realized and unrealized
    gains (losses) on investments .............     1.23               2.19           1.46           4.81          (3.32)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................     1.26               2.30           1.45           4.76          (3.40)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................       --               0.05             --             --             --
  Net realized gains ..........................     0.58                 --             --             --           0.73
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.58               0.05             --             --           0.73
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $27.64             $26.96         $24.71         $23.26         $18.50
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..............................    4.69%              9.31%          6.23%         25.73%        (15.97%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .... $224,381           $358,382       $378,947       $243,274       $127,446
  Ratios to average net assets:
   Net investment income (loss) ...............    0.12%              0.43%         (0.04%)        (0.23%)        (0.36%)
   Net expenses ...............................    1.02%              0.97%          1.00%          1.07%          1.05%
   Gross expenses .............................    1.02%              0.97%          1.00%          1.08%          1.05%
  Portfolio turnover rate .....................      25%                34%            21%            17%            19%
------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS B

                                                   9/30/06        9/30/05         9/30/04        9/30/03        9/30/02
-------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --             --              --            --        12/31/96

Net asset value, beginning of period ..........    $25.27         $23.29          $22.09        $17.70          $21.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss (b) .....................     (0.16)         (0.07)          (0.19)        (0.20)          (0.26)
  Net realized and unrealized
    gains (losses) on investments .............      1.14           2.05            1.39          4.59           (3.15)
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................      0.98           1.98            1.20          4.39           (3.41)
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................        --             --              --            --              --
  Net realized gains ..........................      0.58             --              --            --            0.73
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      0.58             --              --            --            0.73
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $25.67         $25.27          $23.29        $22.09          $17.70
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..............................     3.88%          8.50%           5.43%        24.80%         (16.61%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....   $16,432        $27,629         $35,377       $34,657         $25,900
  Ratios to average net assets:
   Net investment income (loss) ...............    (0.64%)        (0.29%)         (0.78%)       (0.98%)         (1.13%)
   Net expenses ...............................     1.77%          1.72%           1.75%         1.82%           1.81%
   Gross expenses .............................     1.77%          1.72%           1.75%         1.82%           1.81%
  Portfolio turnover rate .....................       25%            34%             21%           17%             19%
-------------------------------------------------------------------------------------------------------------------------





                                                                          CLASS C (LEVEL LOAD)

                                               9/30/06            9/30/05        9/30/04        9/30/03        9/30/02
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --                 --             --             --        9/30/99

Net asset value, beginning of period .........  $25.28             $23.30         $22.10         $17.69         $21.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...........   (0.16)             (0.08)         (0.19)         (0.20)         (0.23)
  Net realized and unrealized
      gains (losses) on investments ..........    1.14               2.06           1.39           4.61          (3.19)
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................    0.98               1.98           1.20           4.41          (3.42)
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................      --                 --             --             --             --
  Net realized gains .........................    0.58                 --             --             --           0.73
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................    0.58                 --             --             --           0.73
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............  $25.68             $25.28         $23.30         $22.10         $17.69
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................   3.88%              8.50%          5.43%         24.93%        (16.66%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ... $39,838            $63,433        $68,744        $47,482        $14,003
  Ratios to average net assets:
   Net investment income (loss) ..............  (0.63%)            (0.32%)        (0.79%)        (0.99%)        (1.04%)
   Net expenses ..............................   1.78%              1.72%          1.75%          1.83%          1.77%
   Gross expenses ............................   1.78%              1.72%          1.75%          1.84%          1.77%
  Portfolio turnover rate ....................     25%                34%            21%            17%            19%
----------------------------------------------------------------------------------------------------------------------------




                                                                                CLASS Y

                                                 9/30/06        9/30/05         9/30/04       9/30/03        9/30/02
----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --             --              --            --        12/31/96

Net asset value, beginning of period .........    $27.40         $25.13          $23.60        $18.72          $22.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...........      0.10           0.16            0.05          0.00(c)        (0.03)
  Net realized and unrealized
      gains (losses) on investments ..........      1.25           2.26            1.48          4.88           (3.36)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................      1.35           2.42            1.53          4.88           (3.39)
----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................      0.06           0.15              --            --              --
  Net realized gains .........................      0.58             --              --            --            0.73
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................      0.64           0.15              --            --            0.73
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............    $28.11         $27.40          $25.13        $23.60          $18.72
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................     4.94%          9.62%           6.48%        26.07%         (15.78%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...   $66,149       $209,902        $139,864       $93,875         $47,446
  Ratios to average net assets:
   Net investment income (loss) ..............     0.34%          0.58%           0.21%         0.02%          (0.11%)
   Net expenses ..............................     0.76%          0.72%           0.75%         0.82%           0.80%
   Gross expenses ............................     0.76%          0.72%           0.75%         0.83%           0.80%
  Portfolio turnover rate ....................       25%            34%             21%           17%             19%
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE STRATEGIC INVESTMENT FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A

                                                 9/30/06            9/30/05        9/30/04        9/30/03        9/30/02
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --                 --             --             --         1/5/93

Net asset value, beginning of period .........   $24.94             $23.67         $22.19         $19.30         $22.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ..................     0.44               0.43           0.30           0.31           0.43
  Net realized and unrealized
    gains (losses) on investments ............     1.91               1.67           1.45           2.99          (1.88)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................     2.35               2.10           1.75           3.30          (1.45)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................     0.42               0.39           0.27           0.41           0.54
  Net realized gains .........................     1.77               0.44             --             --           0.91
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................     2.19               0.83           0.27           0.41           1.45
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............   $25.10             $24.94         $23.67         $22.19         $19.30
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................   10.01%              8.90%          7.94%         17.33%         (7.48%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............................ $133,003           $129,971       $128,471       $113,033        $96,111
  Ratios to average net assets:
   Net investment income .....................    1.81%              1.74%          1.28%          1.50%          1.97%
   Net expenses ..............................    0.89%              0.80%          0.81%          0.84%          0.86%
   Gross expenses ............................    0.89%              0.81%          0.81%          0.84%          0.86%
  Portfolio turnover rate ....................     118%               119%           135%           134%           115%
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS B

                                                  9/30/06        9/30/05         9/30/04       9/30/03         9/30/02
-----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --             --              --            --        12/22/93

Net asset value, beginning of period .........    $24.13         $22.91          $21.50        $18.69          $21.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ..................      0.25           0.24            0.12          0.15            0.26
  Net realized and unrealized
    gains (losses) on investments ............      1.84           1.61            1.42          2.90           (1.84)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................      2.09           1.85            1.54          3.05           (1.58)
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................      0.22           0.19            0.13          0.24            0.35
  Net realized gains .........................      1.77           0.44              --            --            0.91
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................      1.99           0.63            0.13          0.24            1.26
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............    $24.23         $24.13          $22.91        $21.50          $18.69
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................     9.18%          8.13%           7.15%        16.45%          (8.19%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............................   $14,942        $17,746         $20,077       $17,297         $15,215
  Ratios to average net assets:
   Net investment income .....................     1.04%          0.99%           0.53%         0.75%           1.20%
   Net expenses ..............................     1.64%          1.55%           1.56%         1.59%           1.61%
   Gross expenses ............................     1.64%          1.56%           1.56%         1.59%           1.61%
  Portfolio turnover rate ....................      118%           119%            135%          134%            115%
-----------------------------------------------------------------------------------------------------------------------




                                                                            CLASS C  (LEVEL LOAD)

                                                 9/30/06            9/30/05        9/30/04        9/30/03        9/30/02
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --                 --             --             --        9/30/99

Net asset value, beginning of period ........    $23.62             $22.51         $21.18         $18.44         $21.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) .................      0.24               0.23           0.13           0.15           0.26
  Net realized and unrealized
   gains (losses) on investments ............      1.80               1.58           1.39           2.89          (1.84)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .....................      2.04               1.81           1.52           3.04          (1.58)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .....................      0.22               0.26           0.19           0.30           0.38
  Net realized gains ........................      1.77               0.44             --             --           0.91
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................      1.99               0.70           0.19           0.30           1.29
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..............    $23.67             $23.62         $22.51         $21.18         $18.44
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ............................     9.18%              8.12%          7.14%         16.62%         (8.21%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...........................   $12,759            $15,975        $15,743         $5,355         $2,904
  Ratios to average net assets:
   Net investment income ....................     1.04%              0.99%          0.57%          0.74%          1.23%
   Net expenses .............................     1.64%              1.55%          1.55%          1.58%          1.61%
   Gross expenses ...........................     1.64%              1.56%          1.56%          1.58%          1.61%
  Portfolio turnover rate ...................      118%               119%           135%           134%           115%
------------------------------------------------------------------------------------------------------------------------------






                                                                                 CLASS Y

                                                  9/30/06        9/30/05         9/30/04       9/30/03        9/30/02
-----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --             --              --            --        11/29/93

Net asset value, beginning of period ........     $25.01         $23.74          $22.24        $19.34          $22.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) .................       0.47           0.50            0.36          0.36            0.49
  Net realized and unrealized
   gains (losses) on investments ............       2.11           1.66            1.47          3.01           (1.90)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .....................       2.58           2.16            1.83          3.37           (1.41)
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .....................       0.48           0.45            0.33          0.47            0.59
  Net realized gains ........................       1.77           0.44              --            --            0.91
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................       2.25           0.89            0.33          0.47            1.50
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..............     $25.34         $25.01          $23.74        $22.24          $19.34
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ............................     11.03%          9.20%           8.22%        17.65%          (7.27%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...........................     $3,161        $94,317        $107,340      $103,532         $78,294
  Ratios to average net assets:
   Net investment income ....................      1.82%          2.01%           1.52%         1.75%           2.22%
   Net expenses .............................      0.56%          0.55%           0.56%         0.59%           0.61%
   Gross expenses ...........................      0.56%          0.56%           0.56%         0.59%           0.61%
  Portfolio turnover rate ...................       118%           119%            135%          134%            115%
-----------------------------------------------------------------------------------------------------------------------



See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GOVERNMENT SECURITIES FUND



-----------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A

                                                 9/30/06            9/30/05        9/30/04        9/30/03        9/30/02
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --                 --             --             --         9/8/93

Net asset value, beginning of period ........     $8.69              $8.79          $8.90          $8.94          $8.54
INCOME (LOSS) FROM  INVESTMENT OPERATIONS:
  Net investment income (b) .................      0.32               0.28           0.25           0.30           0.35
  Net realized and unrealized
   gains (losses) on investments ............     (0.13)             (0.10)         (0.11)         (0.04)          0.42
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .....................      0.19               0.18           0.14           0.26           0.77
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .....................      0.32               0.28           0.25           0.30           0.37
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................      0.32               0.28           0.25           0.30           0.37
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..............     $8.56              $8.69          $8.79          $8.90          $8.94
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ............................     2.27%              2.08%          1.60%          2.95%          9.38%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...........................  $132,535           $154,259       $169,373       $194,705       $204,181
  Ratios to average net assets:
   Net investment income ....................     3.76%              3.21%          2.80%          3.36%          4.13%
   Net expenses .............................     0.88%              0.86%          0.95%          0.87%          0.85%
   Gross expenses ...........................     0.88%              0.86%          0.96%          0.87%          0.85%
  Portfolio turnover rate ...................      275%               148%           217%           151%           182%
-----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B

                                                    9/30/06        9/30/05         9/30/04       9/30/03         9/30/02
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --             --              --            --         4/22/87

Net asset value, beginning of period ........        $8.77          $8.86           $8.98         $9.01           $8.61
INCOME (LOSS) FROM  INVESTMENT OPERATIONS:
  Net investment income (b) .................         0.26           0.21            0.18          0.24            0.28
  Net realized and unrealized
   gains (losses) on investments ............        (0.14)         (0.08)          (0.12)        (0.04)           0.43
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .....................         0.12           0.13            0.06          0.20            0.71
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .....................         0.26           0.22            0.18          0.23            0.31
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................         0.26           0.22            0.18          0.23            0.31
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..............        $8.63          $8.77           $8.86         $8.98           $9.01
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ............................        1.40%          1.44%           0.74%         2.31%           8.41%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...........................       $1,468         $2,327          $5,159        $8,366         $16,462
  Ratios to average net assets:
   Net investment income ....................        3.01%          2.43%           2.04%         2.68%           3.31%
   Net expenses .............................        1.63%          1.61%           1.70%         1.62%           1.60%
   Gross expenses ...........................        1.63%          1.62%           1.71%         1.62%           1.64%
  Portfolio turnover rate ...................         275%           148%            217%          151%            182%
------------------------------------------------------------------------------------------------------------------------



                                                                           CLASS C (LEVEL LOAD)

                                                9/30/06            9/30/05        9/30/04        9/30/03        9/30/02
-------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --                 --             --             --        9/30/99

Net asset value, beginning of period .........   $8.80              $8.89          $9.00          $9.04          $8.64
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ..................    0.26               0.22           0.18           0.24           0.30
  Net realized and unrealized
   gains (losses) on investments .............   (0.14)             (0.09)         (0.11)         (0.05)          0.41
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS ......................    0.12               0.13           0.07           0.19           0.71
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................    0.26               0.22           0.18           0.23           0.31
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................    0.26               0.22           0.18           0.23           0.31
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............   $8.66              $8.80          $8.89          $9.00          $9.04
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................   1.41%              1.44%          0.85%          2.19%          8.38%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............................    $418               $543           $777         $1,047         $1,142
  Ratios to average net assets:
   Net investment income .....................   3.01%              2.40%          2.04%          2.61%          3.40%
   Net expenses ..............................   1.63%              1.61%          1.70%          1.62%          1.57%
   Gross expenses ............................   1.63%              1.62%          1.71%          1.62%          1.57%
  Portfolio turnover rate ....................    275%               148%           217%           151%           182%
-------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SHORT-TERM GOVERNMENT FUND

---------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A

                                                9/30/06            9/30/05        9/30/04        9/30/03        9/30/02
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --                 --             --             --         3/2/94

Net asset value, beginning of period ........   $11.31             $11.67         $12.04         $12.21         $12.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) .................     0.48               0.48           0.36           0.34           0.57
  Net realized and unrealized
   gains (losses) on investments ............    (0.09)             (0.36)         (0.25)         (0.09)          0.11
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .....................     0.39               0.12           0.11           0.25           0.68
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .....................     0.47               0.48           0.36           0.41           0.59
  Net realized gains ........................       --                 --           0.09           0.01           0.05
  Return of capital .........................       --                 --           0.03             --             --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................     0.47               0.48           0.48           0.42           0.64
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..............   $11.23             $11.31         $11.67         $12.04         $12.21
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ............................    3.51%              1.08%          0.91%          2.06%          5.65%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...........................  $37,676            $43,909        $53,825        $64,054        $54,089
  Ratios to average net assets:
   Net investment income ....................    4.27%              4.15%          3.02%          2.82%          4.70%
   Net expenses .............................    0.79%              0.78%          0.75%          0.73%          0.70%
   Gross expenses ...........................    0.80%              0.86%          0.86%          0.80%          0.78%
  Portfolio turnover rate ...................     222%                91%            89%           110%            42%
---------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS B

                                                  9/30/06        9/30/05         9/30/04       9/30/03        9/30/02
---------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --             --              --           --           3/2/94

Net asset value, beginning of period ........     $11.29         $11.65          $12.02        $12.19          $12.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) .................       0.41           0.41            0.29          0.27            0.50
  Net realized and unrealized
   gains (losses) on investments ............      (0.08)         (0.36)          (0.25)        (0.10)           0.10
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .....................       0.33           0.05            0.04          0.17            0.60
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .....................       0.40           0.41            0.29          0.33            0.52
  Net realized gains ........................         --             --            0.09          0.01            0.05
  Return of capital .........................         --             --            0.03            --              --
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................       0.40           0.41            0.41          0.34            0.57
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..............     $11.22         $11.29          $11.65        $12.02          $12.19
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ............................      2.98%          0.47%           0.30%         1.45%           4.94%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...........................     $4,543         $4,243          $5,044        $5,206          $3,399
  Ratios to average net assets:
   Net investment income ....................      3.67%          3.55%           2.44%         2.20%           4.11%
   Net expenses .............................      1.39%          1.38%           1.35%         1.32%           1.30%
   Gross expenses ...........................      1.40%          1.46%           1.46%         1.40%           1.41%
  Portfolio turnover rate ...................       222%            91%             89%          110%             42%
---------------------------------------------------------------------------------------------------------------------


                                                                             CLASS C (LEVEL LOAD)

                                                 9/30/06            9/30/05        9/30/04        9/30/03       9/30/02
-------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --                 --            --             --        9/30/99
Net asset value, beginning of period ........     $11.29             $11.65        $12.02         $12.19         $12.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) .................       0.39               0.39          0.26           0.24           0.48
  Net realized and unrealized
   gains (losses) on investments ............      (0.08)             (0.35)        (0.24)         (0.09)          0.10
-------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME FROM
  INVESTMENT OPERATIONS .....................       0.31               0.04          0.02           0.15           0.58
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .....................       0.38               0.40          0.27           0.31           0.50
  Net realized gains ........................         --                 --          0.09           0.01           0.05
  Return of capital .........................         --                 --          0.03             --             --
-------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS .........................       0.38               0.40          0.39           0.32           0.55
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..............     $11.22             $11.29        $11.65         $12.02         $12.19
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ............................      2.83%              0.32%         0.14%          1.29%          4.78%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...........................     $4,007             $5,322        $7,591         $8,281         $3,762
  Ratios to average net assets:
   Net investment income ....................      3.53%              3.38%         2.24%          1.99%          3.94%
   Net expenses .............................      1.55%              1.53%         1.50%          1.47%          1.44%
   Gross expenses ...........................      1.56%              1.61%         1.61%          1.55%          1.57%
  Portfolio turnover rate ...................       222%                91%           89%           110%            42%
-------------------------------------------------------------------------------------------------------------------------



                                                                                   CLASS Y

                                                   9/30/06         9/30/05         9/30/04       9/30/03        9/30/02
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --             --              --            --          3/2/94

Net asset value, beginning of period .........      $11.27         $11.63          $12.00        $12.17          $12.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ..................        0.49           0.52            0.38          0.40            0.59
  Net realized and unrealized
   gains (losses) on investments .............       (0.07)         (0.37)          (0.23)        (0.12)           0.12
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS ......................        0.42           0.15            0.15          0.28            0.71
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................        0.49           0.51            0.40          0.44            0.62
  Net realized gains .........................          --             --            0.09          0.01            0.05
  Return of capital ..........................          --             --            0.03            --              --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................        0.49           0.51            0.52          0.45            0.67
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............      $11.20         $11.27          $11.63        $12.00          $12.17
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................       3.84%          1.32%           1.26%         2.32%           6.06%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ............................     $50,153         $7,302          $7,821        $1,160          $3,272
  Ratios to average net assets:
   Net investment income .....................       4.39%          4.41%           3.41%         3.33%           4.95%
   Net expenses ..............................       0.54%          0.53%           0.50%         0.47%           0.45%
   Gross expenses ............................       0.55%          0.61%           0.62%         0.52%           0.54%
  Portfolio turnover rate ....................        222%            91%             89%          110%             42%
------------------------------------------------------------------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE TAX-EXEMPT FUND

---------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS A

                                               9/30/06            9/30/05        9/30/04        9/30/03        9/30/02
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                     --                 --             --             --         9/8/93

Net asset value, beginning of period .......   $11.77             $12.04         $12.19         $12.21         $11.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ................     0.46               0.45           0.43           0.44           0.47
  Net realized and unrealized
   gains (losses) on investments ...........    (0.14)             (0.27)         (0.15)         (0.02)          0.47
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS ....................     0.32               0.18           0.28           0.42           0.94
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ....................     0.46               0.45           0.43           0.44           0.48
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................     0.46               0.45           0.43           0.44           0.48
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .............   $11.63             $11.77         $12.04         $12.19         $12.21
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ...........................    2.82%              1.50%          2.37%          3.54%          8.29%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..........................  $26,327            $29,685        $40,638        $41,541        $36,512
  Ratios to average net assets:
   Net investment income ...................    3.98%              3.77%          3.58%          3.59%          4.03%
   Net expenses ............................    0.87%              0.87%          0.87%          0.85%          0.85%
   Gross expenses ..........................    1.04%              0.96%          0.90%          0.86%          0.86%
  Portfolio turnover rate ..................      43%                39%            17%            30%            32%
---------------------------------------------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS B

                                                  9/30/06        9/30/05         9/30/04       9/30/03        9/30/02
---------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --             --             --             --          9/8/93

Net asset value, beginning of period .......      $11.77         $12.04          $12.18        $12.21          $11.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ................        0.37           0.36            0.34          0.35            0.39
  Net realized and unrealized
   gains (losses) on investments ...........       (0.14)         (0.27)          (0.14)        (0.03)           0.47
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS ....................        0.23           0.09            0.20          0.32            0.86
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ....................        0.37           0.36            0.34          0.35            0.40
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................        0.37           0.36            0.34          0.35            0.40
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .............      $11.63         $11.77          $12.04        $12.18          $12.21
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ...........................       2.05%          0.75%           1.69%         2.69%           7.49%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..........................        $849         $1,630          $2,582        $3,779          $4,108
  Ratios to average net assets:
   Net investment income ...................       3.24%          3.02%           2.82%         2.89%           3.31%
   Net expenses ............................       1.62%          1.62%           1.62%         1.60%           1.59%
   Gross expenses ..........................       1.79%          1.71%           1.66%         1.61%           1.60%
  Portfolio turnover rate ..................         43%            39%             17%           30%             32%
---------------------------------------------------------------------------------------------------------------------




                                                                             CLASS C (LEVEL LOAD)

                                                 9/30/06            9/30/05        9/30/04       9/30/03         9/30/02
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --                 --             --             --        9/30/99

Net asset value, beginning of period ..........  $11.76             $12.04         $12.18         $12.21         $11.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................    0.38               0.36           0.34           0.35           0.35
  Net realized and unrealized gains
   (losses) on investments ....................   (0.14)             (0.28)         (0.14)         (0.03)          0.50
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................    0.24               0.08           0.20           0.32           0.85
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................    0.38               0.36           0.34           0.35           0.39
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................    0.38               0.36           0.34           0.35           0.39
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................  $11.62             $11.76         $12.04         $12.18         $12.21
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..............................   2.06%              0.66%          1.69%          2.77%          7.37%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................    $364               $956         $1,771         $2,711         $3,364
  Ratios to average net assets:
   Net investment income ......................   3.27%              3.03%          2.83%          2.90%          2.92%
   Net expenses ...............................   1.63%              1.63%          1.62%          1.60%          1.60%
   Gross expenses .............................   1.79%              1.71%          1.66%          1.60%          1.69%
  Portfolio turnover rate .....................     43%                39%            17%            30%            32%
----------------------------------------------------------------------------------------------------------------------------




                                                                                  CLASS Y

                                                   9/30/06        9/30/05         9/30/04       9/30/03         9/30/02
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --             --              --            --         9/26/97

Net asset value, beginning of period ..........    $12.72         $13.04          $13.18        $12.70          $12.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...................      0.53           0.51            0.50          0.48            0.53
  Net realized and unrealized gains
   (losses) on investments ....................     (0.15)         (0.31)          (0.14)         0.50*           0.48
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................      0.38           0.20            0.36          0.98            1.01
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................      0.53           0.52            0.50          0.50*           0.53
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      0.53           0.52            0.50          0.50            0.53
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $12.57         $12.72          $13.04        $13.18          $12.70
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..............................     3.09%          1.54%           2.81%         7.88%*          8.56%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................       $35            $34             $33          $287             $30
  Ratios to average net assets:
   Net investment income ......................     4.24%          3.98%           3.81%         3.70%           4.31%
   Net expenses ...............................     0.61%          0.62%           0.62%         0.62%           0.60%
   Gross expenses .............................     0.77%          0.71%           0.66%         0.63%           0.61%
  Portfolio turnover rate .....................       43%            39%             17%           30%             32%
------------------------------------------------------------------------------------------------------------------------



See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE FIXED INCOME FUND

---------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS A

                                                9/30/06           9/30/05        9/30/04         9/30/03        9/30/02
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --                 --             --             --         1/5/93

Net asset value, beginning of period ........   $12.12             $12.56         $12.78         $12.75         $12.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) .................     0.57               0.48           0.41           0.41           0.55
  Net realized and unrealized
   gains (losses) on investments ............    (0.20)             (0.22)         (0.04)          0.16           0.35
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .....................     0.37               0.26           0.37           0.57           0.90
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .....................     0.56               0.47           0.42           0.44           0.56
  Net realized gains ........................     0.03               0.23           0.17           0.10             --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................     0.59               0.70           0.59           0.54           0.56
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..............   $11.90             $12.12         $12.56         $12.78         $12.75
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ............................    3.13%              2.11%          2.99%          4.58%          7.62%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .. $130,779           $142,688       $153,014       $167,091       $143,442
  Ratios to average net assets:
   Net investment income ....................    4.84%              3.85%          3.30%          3.20%          4.45%
   Net expenses .............................    0.80%              0.80%          0.78%          0.78%          0.80%
   Gross expenses ...........................    0.86%              0.81%          0.79%          0.78%          0.82%
  Portfolio turnover rate ...................     337%               311%           363%           381%           308%
---------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS B

                                                   9/30/06        9/30/05         9/30/04       9/30/03        9/30/02
----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --             --             --             --        12/22/93

Net asset value, beginning of period ........      $12.12         $12.56          $12.78        $12.76          $12.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) .................        0.48           0.38            0.32          0.31            0.46
  Net realized and unrealized
   gains (losses) on investments ............       (0.19)         (0.21)          (0.04)         0.15            0.36
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .....................        0.29           0.17            0.28          0.46            0.82
----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .....................        0.48           0.38            0.33          0.34            0.47
  Net realized gains ........................        0.03           0.23            0.17          0.10              --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................        0.51           0.61            0.50          0.44            0.47
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..............      $11.90         $12.12          $12.56        $12.78          $12.76
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ............................       2.45%          1.34%           2.22%         3.71%           6.73%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..      $2,078         $2,728          $3,208        $3,555          $3,242
  Ratios to average net assets:
   Net investment income ....................       4.08%          3.09%           2.55%         2.45%           3.72%
   Net expenses .............................       1.55%          1.55%           1.53%         1.53%           1.55%
   Gross expenses ...........................       1.61%          1.56%           1.54%         1.54%           1.57%
  Portfolio turnover rate ...................        337%           311%            363%          381%            308%
----------------------------------------------------------------------------------------------------------------------



                                                                          CLASS C (LEVEL LOAD)

                                               9/30/06            9/30/05        9/30/04        9/30/03        9/30/02
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                     --                 --             --             --        9/30/99

Net asset value, beginning of period ........  $12.14             $12.57         $12.79         $12.76         $12.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) .................    0.49               0.38           0.32           0.30           0.46
  Net realized and unrealized
   gains (losses) on investments ............   (0.21)             (0.20)         (0.04)          0.17           0.36
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .....................    0.28               0.18           0.28           0.47           0.82
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .....................    0.48               0.38           0.33           0.34           0.47
  Net realized gains ........................    0.03               0.23           0.17           0.10             --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................    0.51               0.61           0.50           0.44           0.47
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..............  $11.91             $12.14         $12.57         $12.79         $12.76
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ............................   2.37%              1.43%          2.22%          3.78%          6.82%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...........................  $1,237             $1,731         $2,681         $3,274         $1,712
  Ratios to average net assets:
   Net investment income ....................   4.09%              3.10%          2.55%          2.36%          3.64%
   Net expenses .............................   1.55%              1.55%          1.53%          1.52%          1.54%
   Gross expenses ...........................   1.61%              1.56%          1.54%          1.53%          1.58%
  Portfolio turnover rate ...................    337%               311%           363%           381%           308%
---------------------------------------------------------------------------------------------------------------------------



                                                                                CLASS Y

                                                  9/30/06        9/30/05        9/30/04        9/30/03         9/30/02
-----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --             --              --            --        11/29/93

Net asset value, beginning of period ........     $12.11         $12.55          $12.77        $12.75          $12.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) .................       0.61           0.51            0.44          0.44            0.59
  Net realized and unrealized
   gains (losses) on investments ............      (0.21)         (0.22)          (0.04)         0.15            0.35
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .....................       0.40           0.29            0.40          0.59            0.94
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .....................       0.59           0.50            0.45          0.47            0.59
  Net realized gains ........................       0.03           0.23            0.17          0.10              --
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................       0.62           0.73            0.62          0.57            0.59
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..............     $11.89         $12.11          $12.55        $12.77          $12.75
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ............................      3.48%          2.36%           3.24%         4.75%           7.81%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...........................    $14,900        $87,216         $94,622      $110,539         $86,653
  Ratios to average net assets:
   Net investment income ....................      4.99%          4.10%           3.55%         3.45%           4.75%
   Net expenses .............................      0.55%          0.55%           0.53%         0.53%           0.55%
   Gross expenses ...........................      0.58%          0.56%           0.54%         0.53%           0.57%
  Portfolio turnover rate ...................       337%           311%            363%          381%            308%
-----------------------------------------------------------------------------------------------------------------------



See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE MONEY MARKET FUND

-------------------------------------------------------------------------------------------------------------------------
                                                  9/30/06           9/30/05        9/30/04         9/30/03        9/30/02
-------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --                --             --              --         1/5/93

Net asset value, beginning of period ..........    $1.00             $1.00          $1.00           $1.00          $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................     0.04              0.02           0.01            0.01(b)        0.02(b)
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS .......     0.04              0.02           0.01            0.01           0.02
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................     0.04              0.02           0.01            0.01           0.02
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.04              0.02           0.01            0.01           0.02
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $1.00             $1.00          $1.00           $1.00          $1.00
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..............................    4.38%             2.36%          0.89%           0.96%          1.68%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .... $214,333          $214,638       $234,979        $269,533       $255,169
  Ratios to average net assets:
   Net investment income ......................    4.29%             2.32%          0.85%           0.94%          1.69%
   Net expenses ...............................    0.41%             0.40%          0.35%           0.41%          0.45%
    Gross expenses ............................    0.41%             0.40%          0.35%           0.41%          0.45%
-------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights


(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(b) Net investment income per share is based on average shares outstanding during the period.

(c)  Less than $0.01 per share.

(d)  Less than $1,000 of asset in share class.

* The Fund recorded an accounting adjustment for $1,100 in 2003 which enhanced performance due to the small size of this share class. Absent this adjustment, the performance for the Class Y Shares would have been 3.80%. The Fund's net realized and unrealized gains (losses) on investments and distributions from net investment income would have been (0.01) per share without this adjustment.

See Notes to Financial Statements.

Statements of Assets
and Liabilities  SEPTEMBER 30, 2006

                                                                                           GE                         GE
                                                                                          U.S.                     VALUE
                                                                                        EQUITY                    EQUITY
                                                                                          FUND                      FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market** (cost $369,951,635;
      $56,112,139; $71,132,424; $48,272,489; $37,969,891 and
      $315,466,383 respectively) .............................................    $415,773,923               $63,596,797
   Short-term Investments (at amortized cost) ................................      13,025,746                 1,204,998
   Short-term affiliated investments (at amortized cost) .....................      11,498,357                 1,823,230
   Restricted Cash ...........................................................              --                        --
   Foreign currency (cost $0; $0; $0; $99,924; $152,601
      and $0 respectively) ...................................................              --                        --
   Receivable for investments sold ...........................................       1,547,819                   441,078
   Income receivables ........................................................         379,928                    66,528
   Receivable for fund shares sold ...........................................         229,965                   557,541
   Variation margin receivable ...............................................              --                        --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ...........................................................     442,455,738                67,690,172
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned ..................................      12,540,746                 1,204,998
   Payable for investments purchased .........................................       1,378,889                 2,435,508
   Payable for fund shares redeemed ..........................................         183,109                   139,594
   Payable to GEAM ...........................................................         138,527                    41,693
   Accrued other expenses ....................................................          57,665                    17,423
   Variation margin payable ..................................................             475                       325

--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ......................................................      14,299,411                 3,839,541
--------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS ..................................................................     428,156,327                63,850,631
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in ...........................................................     343,247,194                51,908,201
   Undistributed (distribution in excess of) net investment income ...........       3,670,978                   316,245
   Accumulated net realized gain (loss) ......................................      35,413,737                 4,141,527
NET UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ............................................................      45,822,288                 7,484,658
      Futures ................................................................           2,130                        --
      Foreign currency related transaction ...................................              --                        --

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                        $428,156,327               $63,850,631
--------------------------------------------------------------------------------------------------------------------------------

CLASS A:
Net assets ...................................................................     298,764,319                58,024,289
Shares outstanding ($.001 par value; unlimited shares authorized) ............       9,958,334                 4,864,761
Net asset value per share ....................................................           30.00                     11.93
Maximum offering price per share .............................................           31.83                     12.66
CLASS B:
Net assets ...................................................................       6,738,251                 4,200,938
Shares outstanding ($.001 par value; unlimited shares authorized) ............         235,444                   369,058
Net asset value per share* ...................................................           28.62                     11.38
CLASS C: (LEVEL LOAD)
Net assets ...................................................................       7,648,880                 1,625,299
Shares outstanding ($.001 par value; unlimited shares authorized) ............         270,861                   143,526
Net asset value per share* ...................................................           28.24                     11.32
CLASS Y:
Net assets ...................................................................     115,004,877                    105.23
Shares outstanding ($.001 par value; unlimited shares authorized) ............       3,844,290                      8.28
Net asset value per share ....................................................           29.92                     12.71


 * Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
** Includes $12,291,200; $1,181,935; $25,066,416; $7,691,346; $12,484,549 and
   $6,671,426 of securities on loan in the GE U.S.Equity Fund, GE Value Equity, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund and GE Premier Growth Equity Fund respectively.

                                                                                              GE                         GE
                                                                                       SMALL-CAP                     GLOBAL
                                                                                          EQUITY                     EQUITY
                                                                                            FUND                       FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market** (cost $369,951,635;
      $56,112,139; $71,132,424; $48,272,489; $37,969,891 and
      $315,466,383 respectively) .............................................       $88,963,716               $58,227,857
   Short-term Investments (at amortized cost) ................................        25,981,895                 8,097,220
   Short-term affiliated investments (at amortized cost) .....................         1,088,131                   828,271
   Restricted Cash ...........................................................                --                        --
   Foreign currency (cost $0; $0; $0; $99,924; $152,601
      and $0 respectively) ...................................................                --                    99,003
   Receivable for investments sold ...........................................            37,256                        --
   Income receivables ........................................................            96,805                   112,167
   Receivable for fund shares sold ...........................................            28,209                    11,302
   Variation margin receivable ...............................................                --                     2,065
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ...........................................................       116,196,012                67,377,885
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned ..................................        25,981,895                 8,097,220
   Payable for investments purchased .........................................           406,281                        --
   Payable for fund shares redeemed ..........................................            96,933                    66,336
   Payable to GEAM ...........................................................            51,831                    36,049
   Accrued other expenses ....................................................            21,381                    22,508
   Variation margin payable ..................................................                --                       475

--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ......................................................        26,558,321                 8,222,588
--------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS ..................................................................        89,637,691                59,155,297
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in ...........................................................        62,483,317                50,750,141
   Undistributed (distribution in excess of) net investment income ...........            90,508                   295,001
   Accumulated net realized gain (loss) ......................................         9,232,574                (1,848,753)
NET UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ............................................................        17,831,292                 9,955,368
      Futures ................................................................                --                     4,027
      Foreign currency related transaction ...................................                --                      (487)

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $89,637,691               $59,155,297
--------------------------------------------------------------------------------------------------------------------------------

CLASS A:
Net assets ...................................................................        59,396,936                37,652,821
Shares outstanding ($.001 par value; unlimited shares authorized) ............         3,676,350                 1,526,857
Net asset value per share ....................................................             16.16                     24.66
Maximum offering price per share .............................................             17.15                     26.16
CLASS B:
Net assets ...................................................................        10,582,949                   541,516
Shares outstanding ($.001 par value; unlimited shares authorized) ............           700,422                    23,844
Net asset value per share* ...................................................             15.11                     22.71
CLASS C: (LEVEL LOAD)
Net assets ...................................................................         7,667,717                   318,168
Shares outstanding ($.001 par value; unlimited shares authorized) ............           508,927                    13,923
Net asset value per share* ...................................................             15.07                     22.85
CLASS Y:
Net assets ...................................................................        11,990,089                20,642,792
Shares outstanding ($.001 par value; unlimited shares authorized) ............           729,407                   833,357
Net asset value per share ....................................................             16.44                     24.77



                                                                                             GE                            GE
                                                                                   INTERNATIONAL                      PREMIER
                                                                                          EQUITY                       GROWTH
                                                                                            FUND                  EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market** (cost $369,951,635;
      $56,112,139; $71,132,424; $48,272,489; $37,969,891 and
      $315,466,383 respectively) .............................................        $49,202,418                $344,287,825
   Short-term Investments (at amortized cost) ................................         13,129,765                   6,878,855
   Short-term affiliated investments (at amortized cost) .....................          1,057,818                   5,624,081
   Restricted Cash ...........................................................            215,325                          --
   Foreign currency (cost $0; $0; $0; $99,924; $152,601
      and $0 respectively) ...................................................            152,355                          --
   Receivable for investments sold ...........................................             20,065                          --
   Income receivables ........................................................            154,627                     152,522
   Receivable for fund shares sold ...........................................             23,179                     253,576
   Variation margin receivable ...............................................              2,865                       8,900
-----------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ...........................................................         63,958,417                 357,205,759
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned ..................................         13,129,765                   6,878,855
   Payable for investments purchased .........................................                 --                     822,534
   Payable for fund shares redeemed ..........................................             20,776                   2,463,309
   Payable to GEAM ...........................................................             33,429                     170,761
   Accrued other expenses ....................................................             27,216                      69,772
   Variation margin payable ..................................................                 --                          --

-----------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ......................................................         13,211,186                  10,405,231
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS ..................................................................         50,747,231                 346,800,528
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in ...........................................................         39,835,696                 281,099,620
   Undistributed (distribution in excess of) net investment income ...........            487,472                     751,466
   Accumulated net realized gain (loss) ......................................           (819,184)                 36,170,395
NET UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ............................................................         11,232,527                  28,821,442
      Futures ................................................................             11,938                     (42,395)
      Foreign currency related transaction ...................................             (1,218)                         --

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            $50,747,231                $346,800,528
-----------------------------------------------------------------------------------------------------------------------------

CLASS A:
Net assets ...................................................................         40,564,393                 224,381,247
Shares outstanding ($.001 par value; unlimited shares authorized) ............          2,159,309                   8,118,479
Net asset value per share ....................................................              18.79                       27.64
Maximum offering price per share .............................................              19.94                       29.33
CLASS B:
Net assets ...................................................................          1,472,527                  16,432,451
Shares outstanding ($.001 par value; unlimited shares authorized) ............             84,231                     640,131
Net asset value per share* ...................................................              17.48                       25.67
CLASS C: (LEVEL LOAD)
Net assets ...................................................................          1,031,007                  39,837,965
Shares outstanding ($.001 par value; unlimited shares authorized) ............             58,649                   1,551,304
Net asset value per share* ...................................................              17.58                       25.68
CLASS Y:
Net assets ...................................................................          7,679,304                  66,148,865
Shares outstanding ($.001 par value; unlimited shares authorized) ............            404,451                   2,353,520
Net asset value per share ....................................................              18.99                       28.11


                                              See Notes to Financial Statements.

Statements of Assets
and Liabilities  SEPTEMBER 30, 2006

                                                                                           GE                        GE
                                                                                    STRATEGIC                GOVERNMENT
                                                                                   INVESTMENT                SECURITIES
                                                                                         FUND                      FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market*** (cost $145,860,929;
      $158,074,510; $102,817,686; $26,094,785; $177,884,588
      and $0 respectively) ...............................................       $162,009,951              $158,574,141
   Short-term Investments (at amortized cost) ............................         14,183,302                        --
   Short-term affiliated investments (at amortized cost) .................          3,046,939                15,427,497
   Cash ..................................................................                 --                        --
   Foreign currency (cost $228,114; $460,655; $0; $0; $441,944
      and $0 respectively) ...............................................            229,173                   458,150
   Receivable for investments sold .......................................          1,925,893                20,346,544
   Income receivables ....................................................            541,148                   875,107
   Receivable for fund shares sold .......................................             37,134                       205
   Variation margin receivable ...........................................                397                        --
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................................................        181,973,937               195,681,644
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Distribution Payable to Shareholders ..................................              1,836                   106,011
   Payable upon return of securities loaned ..............................         14,183,302                40,303,586
   Payable for investments purchased .....................................          3,722,862                20,516,003
   Payable for fund shares redeemed ......................................            117,191                   251,094
   Payable to GEAM .......................................................             36,531                    44,390
   Accrued other expenses ................................................             46,224                    26,752
   Variation margin payable ..............................................                 --                    10,415
   Options written, at Market Value (cost $1,453; $3,343; $0; $0;
      $6,560 and $0 respectively) ........................................              1,125                     2,875
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................................................         18,109,071                61,261,126
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS ..............................................................        163,864,866               134,420,518
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in .......................................................        133,424,099               149,947,332
   Undistributed (distribution in excess of) net investment income .......          2,506,122                   (56,733)
   Accumulated net realized gain (loss) ..................................         11,795,508               (16,037,639)
NET UNREALIZED APPRECIATION/ (DEPRECIATION) ON:
      Investments ........................................................         16,149,022                   499,631
      Futures ............................................................            (11,218)                   70,017
      Written Options ....................................................                328                       468
      Foreign currency related transaction ...............................              1,005                    (2,558)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................       $163,864,866              $134,420,518
-------------------------------------------------------------------------------------------------------------------------------

CLASS A:
Net assets ...............................................................        133,002,789               132,534,780
Shares outstanding ($.001 par value; unlimited shares authorized) ........          5,299,385                15,485,465
Net asset value per share ................................................              25.10                      8.56
Maximum offering price per share .........................................              26.63                      8.94
CLASS B:
Net assets ...............................................................         14,941,735                 1,468,132
Shares outstanding ($.001 par value; unlimited shares authorized) ........            616,684                   170,040
Net asset value per share* ...............................................              24.23                      8.63
CLASS C: (LEVEL LOAD)
Net assets ...............................................................         12,759,062                   417,606
Shares outstanding ($.001 par value; unlimited shares authorized) ........            539,036                    48,210
Net asset value per share* ...............................................              23.67                      8.66
CLASS Y:
Net assets ...............................................................          3,161,280                        --
Shares outstanding ($.001 par value; unlimited shares authorized) ........            124,759                        --
Net asset value per share ................................................              25.34                        --

  * Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
 ** GE Money Market Fund is no load fund offering only one class of share to all investors
*** Includes $13,553,850; $21,182,243; $23,135,956 and $26,339,964 of securities on loan in the GE Strategic Investment Fund GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund respectively.


                                                                                             GE
                                                                                      SHORT-TERM                    GE
                                                                                      GOVERNMENT            TAX-EXEMPT
                                                                                            FUND                  FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market*** (cost $145,860,929;
      $158,074,510; $102,817,686; $26,094,785; $177,884,588
      and $0 respectively) ...............................................          $102,164,874           $26,789,425
   Short-term Investments (at amortized cost) ............................                    --                    --
   Short-term affiliated investments (at amortized cost) .................            20,727,610               375,258
   Cash ..................................................................                    --                    --
   Foreign currency (cost $228,114; $460,655; $0; $0; $441,944
      and $0 respectively) ...............................................                    --                    --
   Receivable for investments sold .......................................             3,236,961                    --
   Income receivables ....................................................               618,041               449,107
   Receivable for fund shares sold .......................................                 1,847                    --
   Variation margin receivable ...........................................                    --                    --
-----------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................................................           126,749,333            27,613,790
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Distribution Payable to Shareholders ..................................                21,252                24,519
   Payable upon return of securities loaned ..............................            27,095,949                    --
   Payable for investments purchased .....................................             3,128,860                    --
   Payable for fund shares redeemed ......................................                80,700                   238
   Payable to GEAM .......................................................                24,843                 3,784
   Accrued other expenses ................................................                18,713                10,310
   Variation margin payable ..............................................                    --                    --
   Options written, at Market Value (cost $1,453; $3,343; $0; $0;
      $6,560 and $0 respectively) ........................................                    --                    --
-----------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................................................            30,370,317                38,851
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS ..............................................................            96,379,016            27,574,939
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in .......................................................           100,726,247            27,096,191
   Undistributed (distribution in excess of) net investment income .......                71,398                50,587
   Accumulated net realized gain (loss) ..................................            (3,765,817)             (266,479)
NET UNREALIZED APPRECIATION/ (DEPRECIATION) ON:
      Investments ........................................................              (652,812)              694,640
      Futures ............................................................                    --                    --
      Written Options ....................................................                    --                    --
      Foreign currency related transaction ...............................                    --                    --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................           $96,379,016           $27,574,939
-----------------------------------------------------------------------------------------------------------------------------

CLASS A:
Net assets ...............................................................            37,676,341            26,326,524
Shares outstanding ($.001 par value; unlimited shares authorized) ........             3,353,677             2,263,928
Net asset value per share ................................................                 11.23                 11.63
Maximum offering price per share .........................................                 11.52                 12.15
CLASS B:
Net assets ...............................................................             4,542,638               849,254
Shares outstanding ($.001 par value; unlimited shares authorized) ........               404,984                73,044
Net asset value per share* ...............................................                 11.22                 11.63
CLASS C: (LEVEL LOAD)
Net assets ...............................................................             4,007,239               364,222
Shares outstanding ($.001 par value; unlimited shares authorized) ........               357,207                31,335
Net asset value per share* ...............................................                 11.22                 11.62
CLASS Y:
Net assets ...............................................................            50,152,798                34,939
Shares outstanding ($.001 par value; unlimited shares authorized) ........             4,478,726                 2,779
Net asset value per share ................................................                 11.20                 12.57






                                                                                                GE                   GE
                                                                                             FIXED                 MONEY
                                                                                            INCOME                MARKET
                                                                                              FUND                FUND**
-------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market*** (cost $145,860,929;
      $158,074,510; $102,817,686; $26,094,785; $177,884,588
      and $0 respectively) ...............................................            $175,621,107           $         --
   Short-term Investments (at amortized cost) ............................                      --            213,397,966
   Short-term affiliated investments (at amortized cost) .................              17,698,707                     --
   Cash ..................................................................                   8,628                     --
   Foreign currency (cost $228,114; $460,655; $0; $0; $441,944
      and $0 respectively) ...............................................                 440,163                     --
   Receivable for investments sold .......................................              14,310,263                     --
   Income receivables ....................................................               1,424,683                421,809
   Receivable for fund shares sold .......................................                   8,804                756,576
   Variation margin receivable ...........................................                      --                     --
-------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................................................             209,512,355            214,576,351
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Distribution Payable to Shareholders ..................................                  80,735                 40,172
   Payable upon return of securities loaned ..............................              36,357,197                     --
   Payable for investments purchased .....................................              23,975,596                     --
   Payable for fund shares redeemed ......................................                  31,298                131,249
   Payable to GEAM .......................................................                  28,846                 43,540
   Accrued other expenses ................................................                  37,393                 28,682
   Variation margin payable ..............................................                   2,523                     --
   Options written, at Market Value (cost $1,453; $3,343; $0; $0;
      $6,560 and $0 respectively) ........................................                   5,250                     --
-------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................................................              60,518,838                243,643
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS ..............................................................             148,993,517            214,332,708
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in .......................................................             154,999,112            214,332,828
   Undistributed (distribution in excess of) net investment income .......                 741,851                     --
   Accumulated net realized gain (loss) ..................................              (4,494,709)                  (120)
NET UNREALIZED APPRECIATION/ (DEPRECIATION) ON:
      Investments ........................................................              (2,263,481)                    --
      Futures ............................................................                  11,300                     --
      Written Options ....................................................                   1,309                     --
      Foreign currency related transaction ...............................                  (1,865)                    --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................            $148,993,517           $214,332,708
-------------------------------------------------------------------------------------------------------------------------

CLASS A:
Net assets ...............................................................             130,778,545            214,332,708
Shares outstanding ($.001 par value; unlimited shares authorized) ........              10,994,404            214,408,048
Net asset value per share ................................................                   11.90                   1.00
Maximum offering price per share .........................................                   12.43                     --
CLASS B:
Net assets ...............................................................               2,078,238                     --
Shares outstanding ($.001 par value; unlimited shares authorized) ........                 174,707                     --
Net asset value per share* ...............................................                   11.90                     --
CLASS C: (LEVEL LOAD)
Net assets ...............................................................               1,236,880                     --
Shares outstanding ($.001 par value; unlimited shares authorized) ........                 103,853                     --
Net asset value per share* ...............................................                   11.91                     --
CLASS Y:
Net assets ...............................................................              14,899,854                     --
Shares outstanding ($.001 par value; unlimited shares authorized) ........               1,252,716                     --
Net asset value per share ................................................                   11.89                     --


                                              See Notes to Financial Statements.

  Statements of Operations
  FOR THE YEAR ENDED SEPTEMBER 30, 2006


                                                                           GE                        GE
                                                                         U.S.                     VALUE
                                                                       EQUITY                    EQUITY
                                                                         FUND                      FUND

INVESTMENT INCOME
   INCOME:
      Dividends ............................................    $   9,021,068                $1,043,937
      Interest* ............................................           37,774                     4,525
      Interest from affliated investments ..................          390,792                    38,413
      Less: Foreign taxes withheld .........................          (13,180)                   (3,393)
-------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ............................................        9,436,454                 1,083,482
-------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .....................        2,106,828                   306,785
      Distributors Fees (Notes 4 & 8)
         Class A ...........................................          758,496                   118,745
         Class B ...........................................           88,611                    51,100
         Class C ...........................................           82,881                    16,416
      Blue Sky fees ........................................           41,788                    37,202
      Transfer agent fees ..................................          446,516                    77,482
      Trustees fees ........................................           16,651                     2,047
      Custody and accounting expenses ......................           66,501                    59,345
      Professional fees ....................................          106,289                    13,073
      Registration and other expenses ......................           79,921                    17,308
-------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER
      AND REIMBURSEMENT ....................................        3,794,482                   699,503
      Less: Expenses Waived or borne
         by the adviser ....................................               --                    (2,264)
      Add: Expenses reimbursed to
         the adviser .......................................               --                     4,644
-------------------------------------------------------------------------------------------------------------
      Net expenses .........................................        3,794,482                   701,883
-------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ............................        5,641,972                   381,599
-------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments .......................................       72,205,223                 5,138,837
         Futures ...........................................          (18,981)                   10,602
         Written options ...................................               --                        --
         Foreign Currency related
            transactions ...................................               --                        --

      INCREASE (DECREASE) IN UNREALIZED
         APPRECIATION/(DEPRECIATION) ON:
         Investments .......................................      (18,530,843)                  473,808
         Futures ...........................................           (6,992)                   (9,200)
         Written options ...................................               --                        --
         Foreign currency related
            transactions ...................................               --                        --
-------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ....................................       53,648,407                 5,614,047
-------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ......................................      $59,290,379                $5,995,646
-------------------------------------------------------------------------------------------------------------

  * Income attributable to security lending activity, net of rebate expenses, for the GE U.S.Equity Fund, GE Value Equity Fund, GE Small Cap Value Equity Fund, GE Global Equity Fund, GE International Equity Fund and GE Premier Growth Equity Fund was $16,567; $2,245; $41,942; $34,082; $49,751 and
    $15,674 respectively.


See Notes to Financial Statements.

  Statements of Operations
  FOR THE YEAR ENDED SEPTEMBER 30, 2006

                                                                               GE                     GE
                                                                        SMALL-CAP                 GLOBAL
                                                                           EQUITY                 EQUITY
                                                                             FUND                   FUND
INVESTMENT INCOME
   INCOME:
      Dividends ............................................         $   852,280              $1,051,299
      Interest* ............................................              42,308                  34,251
      Interest from affliated investments ..................             121,502                  62,802
      Less: Foreign taxes withheld .........................              (1,330)                (76,021)
-------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ............................................           1,014,760               1,072,331
-------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .....................             689,257                 432,713
      Distributors Fees (Notes 4 & 8)
         Class A ...........................................             149,826                  88,492
         Class B ...........................................             112,961                   7,168
         Class C ...........................................              80,786                   3,188
      Blue Sky fees ........................................              38,293                  35,295
      Transfer agent fees ..................................              86,880                  86,894
      Trustees fees ........................................               3,706                   2,170
      Custody and accounting expenses ......................              50,987                  89,112
      Professional fees ....................................              23,662                  13,856
      Registration and other expenses ......................              37,602                  24,333
-------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER
      AND REIMBURSEMENT ....................................           1,273,960                 783,221
      Less: Expenses Waived or borne
         by the adviser ....................................                  --                      --
      Add: Expenses reimbursed to
         the adviser .......................................                  --                      --
-------------------------------------------------------------------------------------------------------------
      Net expenses .........................................           1,273,960                 783,221
-------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ............................            (259,200)                289,110
-------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments .......................................          12,049,639               6,565,468
         Futures                                                              --                  14,212
         Written options ...................................              32,569                      --
         Foreign Currency related
            transactions ...................................                  --                    (710)

      INCREASE (DECREASE) IN UNREALIZED
         APPRECIATION/(DEPRECIATION) ON:
         Investments .......................................          (5,106,906)              2,206,496
         Futures ...........................................                  --                 (11,183)
         Written options ...................................             (15,344)                     --
         Foreign currency related
            transactions ...................................                  --                   3,087
-------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ....................................           6,959,958               8,777,370
-------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ......................................          $6,700,758              $9,066,480
-------------------------------------------------------------------------------------------------------------



                                                                              GE                          GE
                                                                   INTERNATIONAL                     PREMIER
                                                                          EQUITY                      GROWTH
                                                                            FUND                 EQUITY FUND

INVESTMENT INCOME
   INCOME:
      Dividends ............................................        $  1,652,965               $   5,052,864
      Interest* ............................................              53,396                      18,781
      Interest from affliated investments ..................              62,248                     633,603
      Less: Foreign taxes withheld .........................            (141,481)                         --
------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ............................................           1,627,128                   5,705,248
------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .....................             636,702                   3,035,015
      Distributors Fees (Notes 4 & 8)
         Class A ...........................................              90,189                     741,542
         Class B ...........................................              14,132                     215,059
         Class C ...........................................              11,466                     561,074
      Blue Sky fees ........................................              30,408                      48,388
      Transfer agent fees ..................................             147,853                     393,383
      Trustees fees ........................................               1,812                      17,390
      Custody and accounting expenses ......................             119,829                      64,184
      Professional fees ....................................              11,561                     111,004
      Registration and other expenses ......................              31,690                     195,211
------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER
      AND REIMBURSEMENT ....................................           1,095,642                   5,382,250
      Less: Expenses Waived or borne
         by the adviser ....................................              (1,246)                         --
      Add: Expenses reimbursed to
         the adviser .......................................               1,246                          --
------------------------------------------------------------------------------------------------------------
      Net expenses .........................................           1,095,642                   5,382,250
------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ............................             531,486                     322,998
------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments .......................................          25,090,264                  56,520,663
         Futures ...........................................             180,620                    (421,675)
         Written options ...................................                  --                          --
         Foreign Currency related
            transactions ...................................              24,342                          --

      INCREASE (DECREASE) IN UNREALIZED
         APPRECIATION/(DEPRECIATION) ON:
         Investments .......................................          (7,465,271)                (29,350,593)
         Futures ...........................................              (4,473)                    (23,363)
         Written options ...................................                  --                          --
         Foreign currency related
            transactions ...................................               4,972                          --
------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ....................................          17,830,454                  26,725,032
------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ......................................         $18,361,940                 $27,048,030
------------------------------------------------------------------------------------------------------------

  Statements of Operations
  FOR THE YEAR ENDED SEPTEMBER 30, 2006


                                                                             GE                     GE
                                                                      STRATEGIC             GOVERNMENT
                                                                     INVESTMENT             SECURITIES
                                                                           FUND                   FUND
INVESTMENT INCOME
   INCOME:
      Dividends .................................................    $2,781,712            $        --
      Interest* .................................................     2,551,115              6,228,552
      Interest from affliated investments** .....................       235,624                461,940
      Less: Foreign taxes withheld ..............................      (106,728)                    --
--------------------------------------------------------------------------------------------------------
   TOTAL INCOME .................................................     5,461,723              6,690,492
--------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..........................       735,636                586,674
      Distributors Fees (Notes 4 & 8)
         Class A ................................................       325,596                354,589
         Class B ................................................       162,180                 19,177
         Class C ................................................       141,926                  4,780
      Blue Sky fees .............................................        37,345                 39,131
      Transfer agent fees .......................................       224,154                132,585
      Trustees fees .............................................         6,100                  5,391
      Custody and accounting expenses ...........................       170,436                 81,602
      Professional fees .........................................        38,942                 34,412
      Registration and other expenses ...........................        82,631                 26,405
--------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ...............     1,924,946              1,284,746
      Less: Expenses Waived or borne by the adviser .............            --                 (1,231)
      Add:  Expenses reimbursed to the adviser ..................            --                  1,231
--------------------------------------------------------------------------------------------------------
      Net expenses ..............................................     1,924,946              1,284,746
--------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) .................................     3,536,777              5,405,746
--------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments ............................................    22,841,228             (2,397,299)
         Futures ................................................       (85,738)                65,212
         Written options ........................................        (5,563)                (6,947)
         Foreign Currency related transactions ..................        (1,879)               (16,816)

      INCREASE (DECREASE) IN UNREALIZED
         APPRECIATION/(DEPRECIATION) ON:
         Investments ............................................    (3,915,725)              (246,962)
         Futures ................................................        17,849                 94,607
         Written options ........................................        (1,349)                (4,027)
         Foreign currency related transactions ..................        (5,745)                (2,557)
--------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments .........................................    18,843,078             (2,514,789)
--------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ...........................................   $22,379,855             $2,890,957
--------------------------------------------------------------------------------------------------------

  * Income attributable to security lending activity, net of rebate expenses, for the GE Strategic Investment Fund, GE Government Securities Fund, GE Short Term Government Fund and GE Fixed Income Fund was $44,018; $402,788; $58,491 and $288,689 respectively.
 ** Income attributable to security lending activity, net of rebate expenses, for the GE Government Securities Fund, GE Short Term Government Fund and GE Fixed Income Fund was $182,610; $49,894 and $84,220 respectively.



See Notes to Financial Statements.


                                                                                GE
                                                                         SHORT-TERM                         GE
                                                                         GOVERNMENT                 TAX-EXEMPT
                                                                               FUND                       FUND
INVESTMENT INCOME
   INCOME:
      Dividends .................................................        $       --                 $       --
      Interest* .................................................         4,008,972                  1,379,899
      Interest from affliated investments** .....................           507,556                     39,091
      Less: Foreign taxes withheld ..............................                --                         --
------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .................................................         4,516,528                  1,418,990
------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..........................           279,010                    110,247
      Distributors Fees (Notes 4 & 8)
         Class A ................................................           101,641                     68,563
         Class B ................................................            36,425                     12,594
         Class C ................................................            46,946                      5,465
      Blue Sky fees .............................................            28,931                     35,705
      Transfer agent fees .......................................            37,698                     16,373
      Trustees fees .............................................             3,643                      1,081
      Custody and accounting expenses ...........................            83,742                     49,551
      Professional fees .........................................            23,247                      6,903
      Registration and other expenses ...........................            32,233                      9,920
------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ...............           673,516                    316,402
      Less: Expenses Waived or borne by the adviser .............           (15,385)                   (48,327)
      Add:  Expenses reimbursed to the adviser ..................            21,914                         --
------------------------------------------------------------------------------------------------------------------
      Net expenses ..............................................           680,045                    268,075
------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) .................................         3,836,483                  1,150,915
------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments ............................................        (2,434,425)                   (84,489)
         Futures ................................................                --                         --
         Written options ........................................                --                         --
         Foreign Currency related transactions ..................                --                         --

      INCREASE (DECREASE) IN UNREALIZED
         APPRECIATION/(DEPRECIATION) ON:
         Investments ............................................         1,874,574                   (300,561)
         Futures ................................................                --                         --
         Written options ........................................                --                         --
         Foreign currency related transactions ..................                --                         --
------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments .........................................          (559,851)                  (385,050)
------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ...........................................        $3,276,632                 $  765,865
------------------------------------------------------------------------------------------------------------------






                                                                                  GE                      GE
                                                                               FIXED                    MONEY
                                                                              INCOME                   MARKET
                                                                                FUND                     FUND
INVESTMENT INCOME
   INCOME:
      Dividends .................................................        $    13,222              $        --
      Interest* .................................................          9,848,091                9,759,361
      Interest from affliated investments** .....................            486,334                       --
      Less: Foreign taxes withheld ..............................                 --                       --
-------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .................................................         10,347,647                9,759,361
-------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..........................            655,737                  530,045
      Distributors Fees (Notes 4 & 8)
         Class A ................................................            336,730                       --
         Class B ................................................             23,431                       --
         Class C ................................................             14,536                       --
      Blue Sky fees .............................................             36,874                   20,695
      Transfer agent fees .......................................            186,894                  142,106
      Trustees fees .............................................              5,791                    7,846
      Custody and accounting expenses ...........................            147,501                   54,153
      Professional fees .........................................             36,966                   50,083
      Registration and other expenses ...........................             41,589                   44,098
-------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ...............          1,486,049                  849,026
      Less: Expenses Waived or borne by the adviser .............            (97,022)                      --
      Add:  Expenses reimbursed to the adviser ..................                317                       --
-------------------------------------------------------------------------------------------------------------
      Net expenses ..............................................          1,389,344                  849,026
-------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) .................................          8,958,303                8,910,335
-------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments ............................................         (4,949,519)                      --
         Futures ................................................           (171,986)                      --
         Written options ........................................            (12,941)                      --
         Foreign Currency related transactions ..................            (26,644)                      --

      INCREASE (DECREASE) IN UNREALIZED
         APPRECIATION/(DEPRECIATION) ON:
         Investments ............................................          1,363,982                       --
         Futures ................................................             75,224                       --
         Written options ........................................             (4,860)                      --
         Foreign currency related transactions ..................             (1,866)                      --
-------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments .........................................         (3,728,610)                      --
-------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ...........................................        $ 5,229,693               $8,910,335
-------------------------------------------------------------------------------------------------------------

Statements of Changes
in Net Assets

                                                                                                     GE
                                                                                                   U.S.
                                                                                                 EQUITY
                                                                                                   FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED              YEAR ENDED
                                                                                 SEPTEMBER               SEPTEMBER
                                                                                  30, 2006                30, 2005
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ........................................  $   5,641,972            $   9,701,930
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps ..........................................................     72,186,242               43,590,803
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments, futures,
       written options, and foreign currency translations .................    (18,537,835)              11,704,893
-----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..............................     59,290,379               64,997,626
-----------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ............................................................     (4,831,499)              (2,489,488)
       Class B ............................................................        (61,797)                      --
       Class C ............................................................        (69,802)                      --
       Class Y ............................................................     (5,671,675)              (3,181,887)
     Net realized gains
       Class A ............................................................    (13,453,693)                      --
       Class B ............................................................       (482,029)                      --
       Class C ............................................................       (404,164)                      --
       Class Y ............................................................    (13,410,424)                      --
-----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................................................    (38,385,083)              (5,671,375)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
operations and distributions ..............................................     20,905,296               59,326,251
-----------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ............................................................     17,583,628               49,889,617
       Class B ............................................................        194,691                  404,042
       Class C ............................................................        293,850                  762,788
       Class Y ............................................................     20,011,487               43,728,797
     Value of distributions reinvested
       Class A ............................................................     17,669,455                2,394,020
       Class B ............................................................        521,088                       --
       Class C ............................................................        428,435                       --
       Class Y ............................................................     18,803,933                2,840,665
     Proceeds from short-term trading fees
       Class A ............................................................             --                       --
       Class B ............................................................             --                       --
       Class C ............................................................             --                       --
       Class Y ............................................................             --                       --
     Cost of shares redeemed
       Class A ............................................................    (89,679,061)             (79,958,187)
       Class B ............................................................     (6,663,880)              (8,831,587)
       Class C ............................................................     (2,709,213)              (4,786,261)
       Class Y ............................................................   (236,775,393)            (114,653,808)
-----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
     shares transactions ..................................................   (260,320,980)            (108,209,914)
-----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ................................   (239,415,684)             (48,883,663)
NET ASSETS
     Beginning of period ..................................................    667,572,011              716,455,674
-----------------------------------------------------------------------------------------------------------------------
     End of period ........................................................  $ 428,156,327            $ 667,572,011
-----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...................................  $   3,670,978            $   8,663,779






                                                                                                       GE
                                                                                                    VALUE
                                                                                                   EQUITY
                                                                                                     FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED                YEAR ENDED
                                                                                     SEPTEMBER                  SEPTEMBER
                                                                                      30, 2006                  30, 2005
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ........................................        $   381,599               $   519,442
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps ..........................................................          5,149,439                 4,339,644
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments, futures,
       written options, and foreign currency translations .................            464,608                 1,067,338
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..............................          5,995,646                 5,926,424
------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ............................................................           (379,949)                 (408,983)
       Class B ............................................................                 --                        --
       Class C ............................................................             (1,564)                     (642)
       Class Y ............................................................               (610)                     (539)
     Net realized gains
       Class A ............................................................         (3,529,246)               (1,493,549)
       Class B ............................................................           (455,194)                 (298,376)
       Class C ............................................................           (134,220)                  (55,797)
       Class Y ............................................................             (4,234)                   (1,454)
------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................................................         (4,505,017)               (2,259,340)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
operations and distributions ..............................................          1,490,629                 3,667,084
------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ............................................................         15,024,216                 5,247,775
       Class B ............................................................            303,136                   508,423
       Class C ............................................................            120,310                   350,532
       Class Y ............................................................              5,811                    19,102
     Value of distributions reinvested
       Class A ............................................................          3,733,770                 1,815,276
       Class B ............................................................            441,543                   290,259
       Class C ............................................................            126,357                    53,772
       Class Y ............................................................              4,844                     1,993
     Proceeds from short-term trading fees
       Class A ............................................................                 --                        --
       Class B ............................................................                 --                        --
       Class C ............................................................                 --                        --
       Class Y ............................................................                 --                        --
     Cost of shares redeemed
       Class A ............................................................         (9,786,111)              (10,521,864)
       Class B ............................................................         (2,925,911)               (4,719,124)
       Class C ............................................................           (348,166)                 (508,300)
       Class Y ............................................................            (66,048)                  (10,718)
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
     shares transactions ..................................................          6,633,751                (7,472,874)
------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ................................          8,124,380                (3,805,790)
NET ASSETS
     Beginning of period ..................................................         55,726,251                59,532,041
------------------------------------------------------------------------------------------------------------------------------
     End of period ........................................................        $63,850,631              $ 55,726,251
------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...................................        $   316,245              $    316,769



See Notes to Financial Statements.

                                                                                                        GE
                                                                                                  SMALL-CAP
                                                                                                     EQUITY
                                                                                                       FUND

------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED            YEAR ENDED
                                                                                       SEPTEMBER               SEPTEMBER
                                                                                        30, 2006               30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ........................................          $   (259,200)          $    164,615
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps ..........................................................            12,082,208              3,840,895
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments, futures,
       written options, and foreign currency translations .................            (5,122,250)            14,146,085
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..............................             6,700,758             18,151,595
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ............................................................               (64,150)                    --
       Class B ............................................................                    --                     --
       Class C ............................................................                    --                     --
       Class Y ............................................................              (120,037)                    --
     Net realized gains
       Class A ............................................................            (1,928,559)            (6,729,169)
       Class B ............................................................              (401,197)            (1,614,581)
       Class C ............................................................              (286,272)            (1,323,648)
       Class Y ............................................................              (786,626)            (3,124,371)
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................................................            (3,586,841)           (12,791,769)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
operations and distributions ..............................................             3,113,917              5,359,826
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ............................................................            10,783,692             10,059,121
       Class B ............................................................               434,922                673,065
       Class C ............................................................             1,339,849              1,622,111
       Class Y ............................................................             3,526,968              4,246,513
     Value of distributions reinvested
       Class A ............................................................             1,912,125              6,458,374
       Class B ............................................................               378,169              1,517,034
       Class C ............................................................               270,357              1,201,989
       Class Y ............................................................               876,253              2,895,763
     Proceeds from short-term trading fees
       Class A ............................................................                    --                     --
       Class B ............................................................                    --                     --
       Class C ............................................................                    --                     --
       Class Y ............................................................                    --                     --
     Cost of shares redeemed
       Class A ............................................................           (11,202,724)           (12,169,628)
       Class B ............................................................            (2,034,192)            (3,063,266)
       Class C ............................................................            (2,505,786)            (4,427,981)
       Class Y ............................................................           (17,833,030)            (7,291,427)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
     shares transactions ..................................................           (14,053,397)             1,721,668
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ................................           (10,939,480)             7,081,494
NET ASSETS
     Beginning of period ..................................................           100,577,171             93,495,677
------------------------------------------------------------------------------------------------------------------------
     End of period ........................................................          $ 89,637,691           $100,577,171
------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...................................          $     90,508           $    207,626




                                                                                                    GE
                                                                                                 GLOBAL
                                                                                                 EQUITY
                                                                                                   FUND
---------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED              YEAR ENDED
                                                                                 SEPTEMBER               SEPTEMBER
                                                                                  30, 2006                30, 2005
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ........................................    $   289,110              $   509,612
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps ..........................................................      6,578,970                4,466,403
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments, futures,
       written options, and foreign currency translations .................      2,198,400                2,766,983
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..............................      9,066,480                7,742,998
---------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ............................................................       (201,978)                (156,399)
       Class B ............................................................             --                       --
       Class C ............................................................             --                       --
       Class Y ............................................................       (158,596)                (136,514)
     Net realized gains
       Class A ............................................................             --                       --
       Class B ............................................................             --                       --
       Class C ............................................................             --                       --
       Class Y ............................................................             --                       --
---------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................................................       (360,574)                (292,913)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
operations and distributions ..............................................      8,705,906                7,450,085
---------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ............................................................      3,790,009                1,890,097
       Class B ............................................................         93,462                   59,145
       Class C ............................................................         32,391                   70,629
       Class Y ............................................................      3,564,853                2,597,831
     Value of distributions reinvested
       Class A ............................................................        193,184                  149,519
       Class B ............................................................             --                       --
       Class C ............................................................             --                       --
       Class Y ............................................................        158,596                  136,514
     Proceeds from short-term trading fees
       Class A ............................................................          1,004                    1,612
       Class B ............................................................             17                       48
       Class C ............................................................              8                       19
       Class Y ............................................................            553                      892
     Cost of shares redeemed
       Class A ............................................................     (3,838,899)              (4,973,074)
       Class B ............................................................       (493,278)                (425,493)
       Class C ............................................................        (32,753)                (281,096)
       Class Y ............................................................     (4,338,924)              (3,747,593)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
     shares transactions ..................................................       (869,777)              (4,520,950)
---------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ................................      7,836,129                2,929,135
NET ASSETS
     Beginning of period ..................................................     51,319,168               48,390,033
---------------------------------------------------------------------------------------------------------------------
     End of period ........................................................    $59,155,297              $51,319,168
---------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...................................    $   295,001              $   367,175







                                                                                                         GE
                                                                                              INTERNATIONAL
                                                                                                     EQUITY
                                                                                                       FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED                YEAR ENDED
                                                                                       SEPTEMBER                  SEPTEMBER
                                                                                        30, 2006                  30, 2005
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ........................................         $    531,486              $  1,038,146
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps ..........................................................           25,295,226                12,568,559
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments, futures,
       written options, and foreign currency translations .................           (7,464,772)                6,389,909
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..............................           18,361,940                19,996,614
---------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ............................................................             (263,209)                 (132,383)
       Class B ............................................................               (2,542)                       --
       Class C ............................................................                 (987)                       --
       Class Y ............................................................             (772,059)                 (512,199)
     Net realized gains
       Class A ............................................................                   --                        --
       Class B ............................................................                   --                        --
       Class C ............................................................                   --                        --
       Class Y ............................................................                   --                        --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................................................           (1,038,797)                 (644,582)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
operations and distributions ..............................................           17,323,143                19,352,032
---------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ............................................................           13,974,774                 5,840,994
       Class B ............................................................              445,499                   124,797
       Class C ............................................................              125,186                   409,063
       Class Y ............................................................           16,086,256                35,769,895
     Value of distributions reinvested
       Class A ............................................................              256,631                   125,751
       Class B ............................................................                2,349                        --
       Class C ............................................................                  879                        --
       Class Y ............................................................              772,051                   511,975
     Proceeds from short-term trading fees
       Class A ............................................................                3,266                       760
       Class B ............................................................                  122                        40
       Class C ............................................................                   96                        36
       Class Y ............................................................                2,752                     1,959
     Cost of shares redeemed
       Class A ............................................................           (8,273,408)               (5,911,303)
       Class B ............................................................             (451,208)                 (448,025)
       Class C ............................................................             (487,167)                 (556,539)
       Class Y ............................................................          (90,154,070)              (26,554,329)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
     shares transactions ..................................................          (67,695,992)                9,315,074
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ................................          (50,372,849)               28,667,106
NET ASSETS
     Beginning of period ..................................................          101,120,080                72,452,974
---------------------------------------------------------------------------------------------------------------------------------
     End of period ........................................................         $ 50,747,231              $101,120,080
---------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...................................         $    487,472              $    946,458







                                                                                                         GE
                                                                                                    PREMIER
                                                                                                     GROWTH
                                                                                                EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED             YEAR ENDED
                                                                                       SEPTEMBER               SEPTEMBER
                                                                                        30, 2006               30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ........................................             $ 322,998            $ 2,443,951
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps ..........................................................            56,098,988             20,691,712
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments, futures,
       written options, and foreign currency translations .................           (29,373,956)            34,598,780
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..............................            27,048,030             57,734,443
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ............................................................                    --               (774,646)
       Class B ............................................................                    --                     --
       Class C ............................................................                    --                     --
       Class Y ............................................................              (373,510)            (1,063,834)
     Net realized gains
       Class A ............................................................            (7,659,674)                    --
       Class B ............................................................              (554,332)                    --
       Class C ............................................................            (1,392,209)                    --
       Class Y ............................................................            (3,798,834)                    --
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................................................           (13,778,559)            (1,838,480)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
operations and distributions ..............................................            13,269,471             55,895,963
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ............................................................            57,475,931            115,330,902
       Class B ............................................................               546,941              1,761,518
       Class C ............................................................             3,110,937             10,283,777
       Class Y ............................................................            12,291,231             92,591,026
     Value of distributions reinvested
       Class A ............................................................             7,408,111                741,612
       Class B ............................................................               507,317                     --
       Class C ............................................................             1,158,790                     --
       Class Y ............................................................             3,981,084                918,799
     Proceeds from short-term trading fees
       Class A ............................................................                    --                     --
       Class B ............................................................                    --                     --
       Class C ............................................................                    --                     --
       Class Y ............................................................                    --                     --
     Cost of shares redeemed
       Class A ............................................................          (206,981,554)          (170,478,010)
       Class B ............................................................           (12,599,863)           (12,347,283)
       Class C ............................................................           (28,306,753)           (21,300,952)
       Class Y ............................................................          (164,406,567)           (36,983,415)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
     shares transactions ..................................................          (325,814,395)           (19,482,026)
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ................................          (312,544,924)            36,413,937
NET ASSETS
     Beginning of period ..................................................           659,345,452            622,931,515
------------------------------------------------------------------------------------------------------------------------
     End of period ........................................................         $ 346,800,528          $ 659,345,452
------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...................................         $     751,466          $     801,978


  Statements of Changes
  in Net Assets  (continued)
  Changes in Fund Shares

                                                                                GE
                                                                               U.S.
                                                                             EQUITY
                                                                               FUND

                                                               YEAR ENDED              YEAR ENDED
                                                               SEPTEMBER               SEPTEMBER
                                                                30, 2006                30, 2005
---------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ...............................................       616,891                1,801,252
Issued for distribution reinvested ........................       638,578                   84,535
Shares redeemed ...........................................    (3,123,495)              (2,855,919)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................    (1,868,026)                (970,132)
---------------------------------------------------------------------------------------------------------

CLASS B:

Shares sold ...............................................         7,150                   15,224
Issued for distribution reinvested ........................        19,627                       --
Shares redeemed ...........................................      (244,817)                (330,524)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................      (218,040)                (315,300)
---------------------------------------------------------------------------------------------------------

CLASS C:

Shares sold ...............................................        10,964                   29,042
Issued for distribution reinvested ........................        16,352                       --
Shares redeemed ...........................................      (100,262)                (180,778)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................       (72,946)                (151,736)
---------------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold ...............................................       704,724                1,564,327
Issued for distribution reinvested ........................       682,786                  100,733
Shares redeemed ...........................................    (8,252,372)              (4,117,687)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................    (6,864,862)              (2,452,627)
---------------------------------------------------------------------------------------------------------





                                                                                 GE
                                                                              VALUE
                                                                             EQUITY
                                                                               FUND

                                                               YEAR ENDED             YEAR ENDED
                                                               SEPTEMBER               SEPTEMBER
                                                                30, 2006               30, 2005
------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ...............................................     1,296,773                461,603
Issued for distribution reinvested ........................       341,607                160,077
Shares redeemed ...........................................      (862,601)              (927,455)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................       775,779               (305,775)
------------------------------------------------------------------------------------------------------

CLASS B:

Shares sold ...............................................        27,671                 47,128
Issued for distribution reinvested ........................        42,092                 26,605
Shares redeemed ...........................................      (269,702)              (434,405)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................      (199,939)              (360,672)
------------------------------------------------------------------------------------------------------

CLASS C:

Shares sold ...............................................        11,253                 32,395
Issued for distribution reinvested ........................        12,103                  4,947
Shares redeemed ...........................................       (32,484)               (46,672)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................        (9,128)                (9,330)
------------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold ...............................................           484                  1,626
Issued for distribution reinvested ........................           418                    167
Shares redeemed ...........................................        (5,454)                  (903)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................        (4,552)                   890
------------------------------------------------------------------------------------------------------




See Notes to Financial Statements.

                                                                                      GE
                                                                               SMALL-CAP
                                                                                  EQUITY
                                                                                    FUND

                                                                    YEAR ENDED            YEAR ENDED
                                                                    SEPTEMBER               SEPTEMBER
                                                                     30, 2006               30, 2005
-----------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ...............................................            664,132                668,429
Issued for distribution reinvested ........................            123,923                446,329
Shares redeemed ...........................................           (693,900)              (818,547)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................             94,155                296,211
-----------------------------------------------------------------------------------------------------

CLASS B:

Shares sold ...............................................             28,504                 47,636
Issued for distribution reinvested ........................             26,063                110,491
Shares redeemed ...........................................           (135,362)              (212,473)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................            (80,795)               (54,346)
-----------------------------------------------------------------------------------------------------

CLASS C:

Shares sold ...............................................             88,527                115,405
Issued for distribution reinvested ........................             18,684                 87,800
Shares redeemed ...........................................           (166,547)              (312,490)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................            (59,336)              (109,285)
-----------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold ...............................................            217,263                280,356
Issued for distribution reinvested ........................             55,919                196,857
Shares redeemed ...........................................         (1,069,104)              (487,620)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................           (795,922)               (10,407)
-----------------------------------------------------------------------------------------------------



                                                                                   GE
                                                                                 GLOBAL
                                                                                 EQUITY
                                                                                   FUND

                                                                   YEAR ENDED              YEAR ENDED
                                                                   SEPTEMBER               SEPTEMBER
                                                                    30, 2006                30, 2005
---------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ...............................................           161,470                   95,239
Issued for distribution reinvested ........................             8,601                    7,598
Shares redeemed ...........................................          (165,357)                (253,621)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................             4,714                 (150,784)
---------------------------------------------------------------------------------------------------------

CLASS B:

Shares sold ...............................................             4,286                    3,238
Issued for distribution reinvested ........................                --                       --
Shares redeemed ...........................................           (22,997)                 (23,156)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................           (18,711)                 (19,918)
---------------------------------------------------------------------------------------------------------

CLASS C:

Shares sold ...............................................             1,314                    3,843
Issued for distribution reinvested ........................                --                       --
Shares redeemed ...........................................            (1,292)                 (14,973)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................                22                  (11,130)
---------------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold ...............................................           153,040                  131,626
Issued for distribution reinvested ........................             7,046                    6,922
Shares redeemed ...........................................          (187,049)                (189,739)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................           (26,963)                 (51,191)
---------------------------------------------------------------------------------------------------------



                                                                                     GE
                                                                           INTERNATIONAL
                                                                                  EQUITY
                                                                                    FUND

                                                                    YEAR ENDED             YEAR ENDED
                                                                    SEPTEMBER               SEPTEMBER
                                                                     30, 2006               30, 2005
-----------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ...............................................            786,089                408,878
Issued for distribution reinvested ........................             15,267                  8,957
Shares redeemed ...........................................           (461,610)              (416,211)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................            339,746                  1,624
-----------------------------------------------------------------------------------------------------------

CLASS B:

Shares sold ...............................................             26,901                  9,381
Issued for distribution reinvested ........................                149                     --
Shares redeemed ...........................................            (27,295)               (33,099)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................               (245)               (23,718)
-----------------------------------------------------------------------------------------------------------

CLASS C:

Shares sold ...............................................              7,606                 30,818
Issued for distribution reinvested ........................                 56                     --
Shares redeemed ...........................................            (29,520)               (40,856)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................            (21,858)               (10,038)
-----------------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold ...............................................            944,771              2,518,053
Issued for distribution reinvested ........................             45,576                 36,208
Shares redeemed ...........................................         (4,944,576)            (1,849,910)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................         (3,954,229)               704,351
-----------------------------------------------------------------------------------------------------------



                                                                                         GE
                                                                                     PREMIER
                                                                                      GROWTH
                                                                                 EQUITY FUND

                                                                      YEAR ENDED             YEAR ENDED
                                                                      SEPTEMBER               SEPTEMBER
                                                                       30, 2006               30, 2005
--------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ...............................................            2,105,048              4,381,861
Issued for distribution reinvested ........................              271,161                 27,450
Shares redeemed ...........................................           (7,550,271)            (6,453,413)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................           (5,174,062)            (2,044,102)
--------------------------------------------------------------------------------------------------------

CLASS B:

Shares sold ...............................................               21,516                 71,382
Issued for distribution reinvested ........................               19,879                     --
Shares redeemed ...........................................             (494,714)              (497,118)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................             (453,319)              (425,736)
--------------------------------------------------------------------------------------------------------

CLASS C:

Shares sold ...............................................              121,686                418,272
Issued for distribution reinvested ........................               45,389                     --
Shares redeemed ...........................................           (1,125,242)              (859,672)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................             (958,167)              (441,400)
--------------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold ...............................................              440,671              3,447,749
Issued for distribution reinvested ........................              143,566                 33,520
Shares redeemed ...........................................           (5,891,676)            (1,385,075)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................           (5,307,439)             2,096,194
--------------------------------------------------------------------------------------------------------

Statements of Changes
in Net Assets

                                                                                           GE
                                                                                    STRATEGIC
                                                                                   INVESTMENT
                                                                                         FUND

                                                                       YEAR ENDED              YEAR ENDED
                                                                       SEPTEMBER               SEPTEMBER
                                                                        30, 2006                30, 2005
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..............................  $   3,536,777             $  4,700,190
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps ................................................     22,748,048               17,674,531
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, and foreign
       currency translations ....................................     (3,904,970)                 993,692
------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ....................     22,379,855               23,368,413
------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ..................................................     (2,105,961)              (2,077,897)
       Class B ..................................................       (154,760)                (154,774)
       Class C ..................................................       (141,191)                (188,175)
       Class Y ..................................................     (1,827,598)              (1,872,756)
     Net realized gains
       Class A ..................................................     (8,966,649)              (2,366,820)
       Class B ..................................................     (1,246,405)                (365,199)
       Class C ..................................................     (1,124,916)                (316,121)
       Class Y ..................................................     (6,733,288)              (1,828,429)
------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................................    (22,300,768)              (9,170,171)
------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from
operations and distributions ....................................         79,087               14,198,242
------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ..................................................     16,637,609               12,420,993
       Class B ..................................................        645,286                2,082,817
       Class C ..................................................        243,700                2,366,998
       Class Y ..................................................      6,769,595               26,563,198
     Value of distributions reinvested
       Class A ..................................................     10,561,792                4,239,962
       Class B ..................................................      1,334,198                  489,879
       Class C ..................................................      1,155,028                  462,087
       Class Y ..................................................      8,560,886                3,701,185
     Cost of shares redeemed
       Class A ..................................................    (25,356,117)             (21,986,652)
       Class B ..................................................     (4,828,225)              (5,906,549)
       Class C ..................................................     (4,606,017)              (3,372,731)
       Class Y ..................................................   (105,340,844)             (48,881,341)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
     shares transactions ........................................    (94,223,109)             (27,820,154)
------------------------------------------------------------------------------------------------------------

   TOTAL INCREASE (DECREASE) IN NET ASSETS ......................    (94,144,022)             (13,621,912)
NET ASSETS
     Beginning of period ........................................    258,008,888              271,630,800
------------------------------------------------------------------------------------------------------------
     End of period ..............................................  $ 163,864,866             $258,008,888
------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD .........................  $   2,506,122             $  3,200,734






                                                                                              GE
                                                                                      GOVERNMENT
                                                                                      SECURITIES
                                                                                            FUND

                                                                            YEAR ENDED                YEAR ENDED
                                                                            SEPTEMBER                  SEPTEMBER
                                                                             30, 2006                  30, 2005
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..............................        $  5,405,746              $  5,279,620
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps ................................................          (2,355,850)                  513,382
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, and foreign
       currency translations ....................................            (158,939)               (2,262,976)
--------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ....................           2,890,957                 3,530,026
--------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ..................................................          (5,315,806)               (5,189,209)
       Class B ..................................................             (57,315)                  (70,541)
       Class C ..................................................             (14,324)                  (18,472)
       Class Y ..................................................                  --                        --
     Net realized gains
       Class A ..................................................                  --                        --
       Class B ..................................................                  --                        --
       Class C ..................................................                  --                        --
       Class Y ..................................................                  --                        --
--------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................................          (5,387,445)               (5,278,222)
--------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from
operations and distributions ....................................          (2,496,488)               (1,748,196)
--------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ..................................................           1,820,181                 7,554,678
       Class B ..................................................             226,130                   332,622
       Class C ..................................................              49,231                 1,514,872
       Class Y ..................................................                  --                        --
     Value of distributions reinvested
       Class A ..................................................           3,899,503                 3,772,406
       Class B ..................................................              43,887                    55,766
       Class C ..................................................              12,752                    15,580
       Class Y ..................................................                  --                        --
     Cost of shares redeemed
       Class A ..................................................         (24,996,569)              (24,745,686)
       Class B ..................................................          (1,089,549)               (3,194,740)
       Class C ..................................................            (177,779)               (1,737,586)
       Class Y ..................................................                  --                        --
--------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
     shares transactions ........................................         (20,212,213)              (16,432,088)
--------------------------------------------------------------------------------------------------------------------

   TOTAL INCREASE (DECREASE) IN NET ASSETS ......................         (22,708,701)              (18,180,284)
NET ASSETS
     Beginning of period ........................................         157,129,219               175,309,503
--------------------------------------------------------------------------------------------------------------------
     End of period ..............................................        $134,420,518              $157,129,219
--------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD .........................        $    (56,733)             $    (58,218)



See Notes to Financial Statements.

                                                                                            GE
                                                                                    SHORT-TERM
                                                                                    GOVERNMENT
                                                                                          FUND

                                                                          YEAR ENDED            YEAR ENDED
                                                                          SEPTEMBER               SEPTEMBER
                                                                           30, 2006               30, 2005
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..............................        $ 3,836,483            $ 2,731,906
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps ................................................         (2,434,425)              (777,811)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, and foreign
       currency translations ....................................          1,874,574             (1,344,107)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ....................          3,276,632                609,988
------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ..................................................         (1,691,503)            (2,000,073)
       Class B ..................................................           (152,815)              (168,045)
       Class C ..................................................           (160,207)              (217,506)
       Class Y ..................................................         (1,748,405)              (352,535)
     Net realized gains
       Class A ..................................................                 --                     --
       Class B ..................................................                 --                     --
       Class C ..................................................                 --                     --
       Class Y ..................................................                 --                     --
------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................................         (3,752,930)            (2,738,159)
------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from
operations and distributions ....................................           (476,298)            (2,128,171)
------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ..................................................          3,568,741              4,058,466
       Class B ..................................................          1,050,676                365,250
       Class C ..................................................            246,872                867,508
       Class Y ..................................................         41,266,990                611,142
     Value of distributions reinvested
       Class A ..................................................          1,491,902              1,813,827
       Class B ..................................................            125,165                145,782
       Class C ..................................................            137,784                191,263
       Class Y ..................................................          1,746,921                352,119
     Cost of shares redeemed
       Class A ..................................................        (11,004,874)           (14,262,512)
       Class B ..................................................           (850,216)            (1,163,065)
       Class C ..................................................         (1,662,218)            (3,123,456)
       Class Y ..................................................            (38,487)            (1,233,447)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
     shares transactions ........................................         36,079,256            (11,377,123)
------------------------------------------------------------------------------------------------------------

   TOTAL INCREASE (DECREASE) IN NET ASSETS ......................         35,602,958            (13,505,294)
NET ASSETS
     Beginning of period ........................................         60,776,058             74,281,352
------------------------------------------------------------------------------------------------------------
     End of period ..............................................        $96,379,016            $60,776,058
------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD .........................        $    71,398            $    (12,155)








                                                                                         GE
                                                                                 TAX-EXEMPT
                                                                                       FUND

--------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED              YEAR ENDED
                                                                     SEPTEMBER               SEPTEMBER
                                                                      30, 2006                30, 2005
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ...........................     $ 1,150,915              $ 1,397,893
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps .............................................         (84,489)                 403,097
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, and foreign
       currency translations .................................        (300,561)              (1,235,646)
--------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .................         765,865                  565,344
--------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...............................................      (1,091,277)              (1,292,205)
       Class B ...............................................         (40,717)                 (62,114)
       Class C ...............................................         (17,771)                 (40,798)
       Class Y ...............................................          (1,443)                  (2,795)
     Net realized gains
       Class A ...............................................              --                       --
       Class B ...............................................              --                       --
       Class C ...............................................              --                       --
       Class Y ...............................................              --                       --
--------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................      (1,151,208)              (1,397,912)
--------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from
operations and distributions .................................        (385,343)                (832,568)
--------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...............................................       1,821,397                5,214,758
       Class B ...............................................           3,900                   17,152
       Class C ...............................................              --                  114,472
       Class Y                                                              --                  208,525
     Value of distributions reinvested
       Class A ...............................................         793,236                  967,945
       Class B ...............................................          31,563                   46,231
       Class C ...............................................          10,426                   28,138
       Class Y ...............................................           1,436                    1,360
     Cost of shares redeemed
       Class A ...............................................      (5,620,861)             (16,379,736)
       Class B ...............................................        (794,714)                (968,955)
       Class C ...............................................        (591,358)                (928,829)
       Class Y ...............................................              --                 (207,433)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
     shares transactions .....................................      (4,344,975)             (11,886,372)
--------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................      (4,730,318)             (12,718,940)
NET ASSETS
     Beginning of period .....................................      32,305,257               45,024,197
--------------------------------------------------------------------------------------------------------
     End of period ...........................................     $27,574,939             $ 32,305,257
--------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ......................     $    50,587             $     50,880








                                                                                          GE
                                                                                       FIXED
                                                                                      INCOME
                                                                                        FUND

----------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED                YEAR ENDED
                                                                        SEPTEMBER                  SEPTEMBER
                                                                         30, 2006                  30, 2005
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ...........................       $  8,958,303              $  9,429,285
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps .............................................         (5,161,090)                  473,434
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, and foreign
       currency translations .................................          1,432,480                (4,619,966)
----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .................          5,229,693                 5,282,753
----------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...............................................         (6,420,708)               (5,670,320)
       Class B ...............................................            (93,877)                  (91,529)
       Class C ...............................................            (58,243)                  (58,174)
       Class Y ...............................................         (2,263,019)               (3,561,827)
     Net realized gains
       Class A ...............................................           (344,106)               (2,715,714)
       Class B ...............................................             (6,398)                  (56,002)
       Class C ...............................................             (3,953)                  (37,910)
       Class Y ...............................................           (200,694)               (1,572,611)
----------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................         (9,390,998)              (13,764,087)
----------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from
operations and distributions .................................         (4,161,305)               (8,481,334)
----------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...............................................          7,586,561                 9,177,584
       Class B ...............................................             75,266                   309,056
       Class C ...............................................            129,384                   393,295
       Class Y                                                          6,311,619                24,800,251
     Value of distributions reinvested
       Class A ...............................................          5,773,960                 7,353,279
       Class B ...............................................             90,486                   135,959
       Class C ...............................................             54,055                    87,291
       Class Y ...............................................          2,266,756                 5,154,069
     Cost of shares redeemed
       Class A ...............................................        (22,585,825)              (21,630,370)
       Class B ...............................................           (765,131)                 (819,042)
       Class C ...............................................           (643,734)               (1,359,768)
       Class Y ...............................................        (79,502,653)              (34,281,398)
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
     shares transactions .....................................        (81,209,256)              (10,679,794)
----------------------------------------------------------------------------------------------------------------

   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................        (85,370,561)              (19,161,128)
NET ASSETS
     Beginning of period .....................................        234,364,078               253,525,206
----------------------------------------------------------------------------------------------------------------
     End of period ...........................................       $148,993,517              $234,364,078
----------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ....................         $    741,851              $    646,039






                                                                                            GE
                                                                                         MONEY
                                                                                        MARKET
                                                                                          FUND

-----------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED             YEAR ENDED
                                                                          SEPTEMBER               SEPTEMBER
                                                                           30, 2006               30, 2005
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ...........................          $  8,910,335           $   5,115,361
     Net realized gain (loss) on investments,
       futures, written options,
       foreign currency transactions
       and swaps .............................................                    --                     --
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, and foreign
       currency translations .................................                    --                     --
-----------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .................             8,910,335              5,115,361
-----------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...............................................            (8,910,335)            (5,115,361)
       Class B ...............................................                    --                     --
       Class C ...............................................                    --                     --
       Class Y ...............................................                    --                     --
     Net realized gains
       Class A ...............................................                    --                     --
       Class B ...............................................                    --                     --
       Class C ...............................................                    --                     --
       Class Y ...............................................                    --                     --
-----------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................            (8,910,335)            (5,115,361)
-----------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from
operations and distributions .................................                    --                     --
-----------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...............................................            85,429,043             63,733,768
       Class B ...............................................                    --                     --
       Class C ...............................................                    --                     --
       Class Y                                                                    --                     --
     Value of distributions reinvested
       Class A ...............................................             8,413,007              4,964,909
       Class B ...............................................                    --                     --
       Class C ...............................................                    --                     --
       Class Y ...............................................                    --                     --
     Cost of shares redeemed
       Class A ...............................................           (94,147,694)           (89,039,684)
       Class B ...............................................                    --                     --
       Class C ...............................................                    --                     --
       Class Y ...............................................                    --                     --
-----------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
     shares transactions .....................................              (305,644)           (20,341,007)
-----------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................              (305,644)           (20,341,007)
NET ASSETS
     Beginning of period .....................................           214,638,352            234,979,359
-----------------------------------------------------------------------------------------------------------
     End of period ...........................................          $214,332,708           $214,638,352
-----------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ......................          $         --           $         --

  Statements of Changes
  in Net Assets  (continued)
  Changes in Fund Shares

                                                                                     GE
                                                                              STRATEGIC
                                                                             INVESTMENT
                                                                                   FUND
-----------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED              YEAR ENDED
                                                                   SEPTEMBER               SEPTEMBER
                                                                    30, 2006                30, 2005
-----------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold ...................................................       678,346                  510,383
Issued for distribution reinvested ............................       449,247                  172,708
Shares redeemed ...............................................    (1,039,142)                (899,406)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................        88,451                 (216,315)
-----------------------------------------------------------------------------------------------------------

CLASS B:

Shares sold ...................................................        27,490                   88,271
Issued for distribution reinvested ............................        58,441                   20,505
Shares redeemed ...............................................      (204,657)                (249,794)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................      (118,726)                (141,018)
-----------------------------------------------------------------------------------------------------------

CLASS C:

Shares sold ...................................................        10,518                  102,074
Issued for distribution reinvested ............................        51,795                   19,756
Shares redeemed ...............................................      (199,569)                (144,995)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................      (137,256)                 (23,165)
-----------------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold ...................................................       276,428                1,075,866
Issued for distribution reinvested ............................       363,829                  150,638
Shares redeemed ...............................................    (4,286,201)              (1,977,957)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................    (3,645,944)                (751,453)
-----------------------------------------------------------------------------------------------------------






                                                                                        GE
                                                                                GOVERNMENT
                                                                                SECURITIES
                                                                                      FUND
-------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED             YEAR ENDED
                                                                      SEPTEMBER               SEPTEMBER
                                                                       30, 2006               30, 2005
-------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold ...................................................          212,020                863,916
Issued for distribution reinvested ............................          457,683                430,565
Shares redeemed ...............................................       (2,930,472)            (2,825,353)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................       (2,260,769)            (1,530,872)
-------------------------------------------------------------------------------------------------------------

CLASS B:

Shares sold ...................................................           26,172                 37,669
Issued for distribution reinvested ............................            5,104                  6,309
Shares redeemed ...............................................         (126,643)              (360,635)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................          (95,367)              (316,657)
-------------------------------------------------------------------------------------------------------------

CLASS C:

Shares sold ...................................................            5,688                170,058
Issued for distribution reinvested ............................            1,479                  1,758
Shares redeemed ...............................................          (20,670)              (197,526)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................          (13,503)               (25,710)
-------------------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold ...................................................               --                     --
Issued for distribution reinvested ............................               --                     --
Shares redeemed ...............................................               --                     --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................               --                     --
-------------------------------------------------------------------------------------------------------------



See Notes to Financial Statements.


                                                                                             GE
                                                                                     SHORT-TERM
                                                                                     GOVERNMENT
                                                                                           FUND
-----------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED            YEAR ENDED
                                                                          SEPTEMBER               SEPTEMBER
                                                                           30, 2006               30, 2005
-----------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold ...................................................              317,794                353,408
Issued for distribution reinvested ............................              132,870                158,268
Shares redeemed ...............................................             (979,670)            (1,240,813)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................             (529,006)              (729,137)
-----------------------------------------------------------------------------------------------------------

CLASS B:

Shares sold ...................................................               93,863                 31,670
Issued for distribution reinvested ............................               11,166                 12,743
Shares redeemed ...............................................              (75,842)              (101,431)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................               29,187                (57,018)
-----------------------------------------------------------------------------------------------------------

CLASS C:

Shares sold ...................................................               22,011                 75,307
Issued for distribution reinvested ............................               12,288                 16,710
Shares redeemed ...............................................             (148,350)              (272,121)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................             (114,051)              (180,104)
-----------------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold ...................................................            3,678,115                 53,153
Issued for distribution reinvested ............................              156,254                 30,831
Shares redeemed ...............................................               (3,439)              (108,565)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........................            3,830,930                (24,581)
-----------------------------------------------------------------------------------------------------------





                                                                             GE
                                                                     TAX-EXEMPT
                                                                           FUND
---------------------------------------------------------------------------------------------------
                                                           YEAR ENDED              YEAR ENDED
                                                           SEPTEMBER               SEPTEMBER
                                                            30, 2006                30, 2005
---------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ..........................................        156,558                  435,617
Issued for distribution reinvested ...................         68,386                   81,265
Shares redeemed ......................................       (483,428)              (1,369,558)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............       (258,484)                (852,676)
---------------------------------------------------------------------------------------------------

CLASS B:

Shares sold ..........................................            338                    1,457
Issued for distribution reinvested ...................          2,720                    3,883
Shares redeemed ......................................        (68,550)                 (81,268)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............        (65,492)                 (75,928)
---------------------------------------------------------------------------------------------------

CLASS C:

Shares sold ..........................................             --                    9,572
Issued for distribution reinvested ...................            897                    2,363
Shares redeemed ......................................        (50,828)                 (77,852)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............        (49,931)                 (65,917)
---------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold ..........................................             --                   16,168
Issued for distribution reinvested ...................            114                      106
Shares redeemed ......................................             --                  (16,168)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............            114                      106
---------------------------------------------------------------------------------------------------




                                                                            GE
                                                                         FIXED
                                                                        INCOME
                                                                          FUND
------------------------------------------------------------------------------------------------
                                                          YEAR ENDED             YEAR ENDED
                                                          SEPTEMBER               SEPTEMBER
                                                           30, 2006               30, 2005
------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ..........................................       640,108                744,987
Issued for distribution reinvested ...................       486,643                597,923
Shares redeemed ......................................    (1,904,153)            (1,758,046)
------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............      (777,402)              (415,136)
------------------------------------------------------------------------------------------------

CLASS B:

Shares sold ..........................................         6,337                 24,952
Issued for distribution reinvested ...................         7,620                 11,054
Shares redeemed ......................................       (64,320)               (66,429)
------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............       (50,363)               (30,423)
------------------------------------------------------------------------------------------------

CLASS C:

Shares sold ..........................................        10,872                 31,941
Issued for distribution reinvested ...................         4,547                  7,084
Shares redeemed ......................................       (54,202)              (109,642)
------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............       (38,783)               (70,617)
------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold ..........................................       528,316              2,007,596
Issued for distribution reinvested ...................       189,901                419,423
Shares redeemed ......................................    (6,666,425)            (2,767,553)
------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............    (5,948,208)              (340,534)
------------------------------------------------------------------------------------------------







                                                                                GE
                                                                             MONEY
                                                                            MARKET
                                                                             FUND*
-----------------------------------------------------------------------------------------------
                                                              YEAR ENDED             YEAR ENDED
                                                              SEPTEMBER               SEPTEMBER
                                                               30, 2006               30, 2005
-----------------------------------------------------------------------------------------------
CLASS A:

Shares sold ..........................................        85,429,044             63,733,783
Issued for distribution reinvested ...................         8,413,007              4,964,910
Shares redeemed ......................................       (94,147,694)           (89,039,684)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............          (305,643)           (20,340,991)
-----------------------------------------------------------------------------------------------

CLASS B:

Shares sold ..........................................                --                     --
Issued for distribution reinvested ...................                --                     --
Shares redeemed ......................................                --                     --
-----------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............                --                     --
-----------------------------------------------------------------------------------------------

CLASS C:

Shares sold ..........................................                --                     --
Issued for distribution reinvested ...................                --                     --
Shares redeemed ......................................                --                     --
-----------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............                --                     --
-----------------------------------------------------------------------------------------------

CLASS Y:

Shares sold ..........................................                --                     --
Issued for distribution reinvested ...................                --                     --
Shares redeemed ......................................                --                     --
-----------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............                --                     --
-----------------------------------------------------------------------------------------------




* GE Money Market Fund is a no load fund offering only one class of shares to all investors.

                                                              September 30, 2006



Notes to Financial Statements


1.  ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It comprises fourteen portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: GE U.S. Equity Fund, GE Value Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund and GE Money Market Fund. The Funds (except GE Money Market
Fund) are presently authorized to issue four classes of shares. As of September 30, 2006, each Fund had four share classes active, except for GE Government Securities Fund, which had only three classes active and GE Money Market Fund, which had only one active class. As of January 29, 2006, Class Y shares were closed to new investors and may be purchased only by existing Class Y shareholders of record that still hold Class Y shares of any Fund.


Maximum Sales Load Imposed on Purchases of Class A Shares (as a percentage of offering price):

5.75%                                               4.25%                                            2.50%
----------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                 GE Government Securities Fund                    GE Short-Term Government Fund

GE Value Equity Fund                                GE Tax-Exempt Fund

GE Small-Cap Equity Fund                            GE Fixed Income Fund

GE Global Equity Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Strategic Investment Fund

There is no front-end sales load imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds' prospectus.

Maximum Contingent Deferred Sales Charges imposed on redemptions of Class B shares (as a percentage of redemption proceeds) within the first year are:

4.00%                                               3.00%
----------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                 GE Government Securities Fund

GE Value Equity Fund                                GE Short-Term Government Fund

GE Small-Cap Equity Fund                            GE Tax-Exempt Fund

GE Global Equity Fund                               GE Fixed Income Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Strategic Investment Fund

                                                              September 30, 2006

Notes to Financial Statements


The contingent deferred sales charge for Class B redemptions for all Funds are as follows: within the second year -- 3.00%; within the third year -- 2.00%; within the fourth year -- 1.00% and within the fifth year and thereafter -- 0.00%.

The maximum contingent deferred sales charge imposed on Class C (level load) redemptions for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

Purchases of $1 million or more of Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

No front-end or contingent deferred sales charges are assessed by the Trust with respect to shares of GE Money Market Fund or Class Y shares of all Funds.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occuring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a porfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

In accordance with Rule 2a-7 of the 1940 Act, GE Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing

                                                              September 30, 2006

Notes to Financial Statements


standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GE Asset Management Incorporated ("GEAM") to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

                                                              September 30, 2006

Notes to Financial Statements


Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

                                                              September 30, 2006

Notes to Financial Statements


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At September 30, 2006 information on the tax cost of investments is as follows:



                                              Cost of               Gross Tax            Gross Tax             Net Tax Appreciation/
                                             Investments           Unrealized            Unrealized              (Depreciation) on
                                          for Tax Purposes        Appreciation          Depreciation                Investments
------------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                         $400,693,656           $52,587,842          $(12,983,472)               $39,604,370
GE Value Equity Fund                          59,887,261             8,094,768            (1,357,004)                 6,737,764
GE Small-Cap Equity Fund                      98,118,781            20,031,581            (2,116,620)                17,914,961
GE Global Equity Fund                         57,232,391            11,388,756            (1,467,799)                 9,920,957
GE International Equity Fund                  52,221,002            11,526,539              (357,540)                11,168,999
GE Premier Growth Equity Fund                334,972,509            40,822,454           (19,004,202)                21,818,252
GE Strategic Investment Fund                 163,440,811            19,615,645            (3,816,264)                15,799,381
GE Government Securities Fund                173,530,228               983,699              (512,289)                   471,410
GE Short-Term Government Fund                123,546,041               392,447            (1,046,004)                  (653,557)
GE Tax-Exempt Fund                            26,456,735               848,404              (140,456)                   707,948
GE Fixed Income Fund                         195,653,693               963,882            (3,297,761)                (2,333,879)
GE Money Market Fund                         213,397,966                    --                    --                         --


                                                              September 30, 2006

Notes to Financial Statements


                                               Net Tax
                                            Appreciation/             Undistributed         Undistributed
                                          (Depreciation) on         Ordinary Income/       Long-Term Gains/         Post October
                                        Derivatives, Currency         (Accumulated         (Accumulated                 Losses
                                         and Other Net Assets         Ordinary Loss)        Capital Loss)         (see Detail Below)
------------------------------------------------------------------------------------------------------------------------------------
GE U.S Equity Fund                             $   --                  $7,650,344           $ 37,654,419           $         --
GE Value Equity Fund                               --                     368,189              4,836,477                     --
GE Small-Cap Equity Fund                           --                          --              9,239,413                     --
GE Global Equity Fund                          (1,510)                    238,911             (1,752,492)                  (710)
GE International Equity Fund                   10,720                     444,001               (712,185)                    --
GE Premier Growth Equity Fund                      --                   2,037,265             41,845,391                     --
GE Strategic Investment Fund                    2,099                   2,417,767             12,224,025                 (2,505)
GE Government Securities Fund                  (1,236)                    (39,917)           (14,078,271)            (1,878,800)
GE Short-Term Government Fund                      --                      71,398             (1,348,475)            (2,416,597)
GE Tax-Exempt Fund                                 --                      24,058               (216,448)               (36,810)
GE Fixed Income Fund                            2,247                     768,452             (1,344,013)            (3,098,402)
GE Money Market Fund                               --                          --                   (120)                    --

As of September 30, 2006, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2006, there were no capital loss carryover expirations. During the year ended September 30, 2006, GE Global Equity Fund and GE International Equity Fund utilized capital loss carryovers in the amounts of $6,551,864 and $6,272,626, respectively.


Fund                                                           Amount                           Expires
-----------------------------------------------------------------------------------------------------------
GE Global Equity Fund                                      $  1,752,492                         09/30/12

GE International Equity Fund                                    712,185                         09/30/12

GE Government Securities Fund                                13,720,717                         09/30/08
                                                                357,554                         09/30/14

GE Short-Term Government Fund                                        31                         09/30/12
                                                                543,478                         09/30/13
                                                                804,966                         09/30/14

GE Tax-Exempt Fund                                               33,942                         09/30/08
                                                                115,020                         09/30/09
                                                                  5,270                         09/30/11
                                                                 14,537                         09/30/12
                                                                 47,679                         09/30/14

GE Fixed Income Fund                                          1,344,013                         09/30/14

GE Money Market Fund                                                120                         09/30/10

                                                              September 30, 2006

Notes to Financial Statements


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2005 as follows:


Fund                                                       Capital             Currency
-------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                      $       --              $    --
GE Value Equity Fund                                             --                   --
GE Small-Cap Equity Fund                                         --                   --
GE Global Equity Fund                                            --                  710
GE International Equity Fund                                     --                   --
GE Premier Growth Equity Fund                                    --                   --
GE Strategic Investment Fund                                     --                2,505
GE Government Securities Fund                             1,861,984               16,816
GE Short-Term Government Fund                             2,416,597                   --
GE Tax-Exempt Fund                                           36,810                   --
GE Fixed Income Fund                                      3,071,801               26,601
GE Money Market Fund                                             --                   --

The tax composition of distributions paid during the years ended September 30, 2006 and September 30, 2005 were as follows:


                                                         Year ended September 30, 2006
                                           --------------------------------------------------------
                                             Exempt              Ordinary               Long-Term
                                            Interest              Income              Capital Gains
-----------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                        $        --           $10,798,894           $27,586,189
GE Value Equity Fund                                --               447,277             4,057,740
GE Small-Cap Equity Fund                            --               972,418             2,614,423
GE Global Equity Fund                               --               360,574                    --
GE International
   Equity Fund                                      --             1,038,797                    --
GE Premier Growth
   Equity Fund                                      --               978,986            12,799,573
GE Strategic
   Investment Fund                                  --             5,533,017            16,767,751
GE Government
   Securities Fund                                  --             5,387,445                    --
GE Short-Term
   Government Fund                                  --             3,752,930                    --
GE Tax-Exempt Fund                           1,101,228                49,980                    --
GE Fixed Income Fund                                --             9,390,998                    --
GE Money Market Fund                                --             8,910,335                    --




                                                        Year ended September 30, 2005
                                          -------------------------------------------------------
                                            Exempt              Ordinary              Long-Term
                                           Interest              Income             Capital Gains
-------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                       $       --             $ 5,671,375          $        --
GE Value Equity Fund                              --                 410,164            1,849,176
GE Small-Cap Equity Fund                          --               7,862,274            4,929,495
GE Global Equity Fund                             --                 292,913                   --
GE International
   Equity Fund                                    --                 644,582                   --
GE Premier Growth
   Equity Fund                                    --               1,838,480                   --
GE Strategic
   Investment Fund                                --               4,455,258            4,714,913
GE Government
   Securities Fund                                --               5,278,222                   --
GE Short-Term
   Government Fund                                --               2,738,159                   --
GE Tax-Exempt Fund                         1,365,836                  32,076                   --
GE Fixed Income Fund                              --              11,448,708            2,315,379
GE Money Market Fund                              --               5,115,361                   --

                                                              September 30, 2006

Notes to Financial Statements


DISTRIBUTIONS TO SHAREHOLDERS GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.



The reclassifications for the year ended September 30, 2006 were as follows:



                                              Undistributed
                                              Net Investment             Accumulated           Unrealized             Paid in
                                                  Income              Net Realized Loss           Gain                 Capital
-----------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                              $     --                 $(15,854,576)           $     --           $15,854,576
GE Value Equity Fund                                   --                           --                  --                    --
GE Small-Cap Equity Fund                          326,269                   (2,596,804)            (26,288)            2,296,823
GE Global Equity Fund                                (710)                         710                  --                    --
GE International Equity Fund                       48,325                  (17,687,285)                 --            17,638,960
GE Premier Growth Equity Fund                          --                   (7,415,637)                 --             7,415,637
GE Strategic Investment Fund                       (1,879)                  (8,403,748)                 --             8,405,627
GE Government Securities Fund                     (16,816)                      16,816                  --                    --
GE Short-Term Government Fund                          --                           --                  --                    --
GE Tax-Exempt Fund                                     --                           --                  --                    --
GE Fixed Income Fund                              (26,644)                   1,265,103                  --            (1,238,459)
GE Money Market Fund                                   --                           --                  --                    --


On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium on bonds to call or maturity date, whichever is shorter, using the effective yield method. Withholding

                                                              September 30, 2006
Notes to Financial Statements


taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

SHORT-TERM TRADING (REDEMPTION) FEES Shares held in the GE Global Equity Fund and GE International Equity Fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by a Fund, are accounted for as an addition to paid-in capital.


3.  LINE OF CREDIT

The Trust shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Trust during the period ended September 30, 2006.


4.  FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION AND OTHER OPERATING FEES Compensation of GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. GEAM agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis to the levels stated in the schedule below through January 29, 2007. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements may be renewed or discontinued without notice in the future.


                                                                Annualized based on average daily net assets
                                                             ---------------------------------------------------
                                                               Advisory and                     Other Operating
                                                            Administration Fees                  Expense Limits*
                                                            ----------------------------------------------------
GE U.S. Equity Fund                                               0.40%                              0.30%
GE Value Equity Fund                                              0.55%                              0.40%
GE Small-Cap Equity Fund                                          0.70%                              0.39%
GE Global Equity Fund                                             0.75%                              0.71%
GE International Equity Fund                                      0.80%                              0.70%
GE Premier Growth Equity Fund                                     0.60%                              0.30%
GE Strategic Investment Fund                                      0.35%                              0.35%
GE Government Securities Fund                                     0.40%                              0.30%
GE Short-Term Government Fund                                     0.30%                              0.25%
GE Tax-Exempt Fund                                                0.35%                              0.27%
GE Fixed Income Fund                                              0.35%                              0.20%
GE Money Market Fund                                              0.25%                              0.25%

* GE ASSET MANAGEMENT HAS AGREED TO ASSUME CERTAIN OTHER OPERATING EXPENSES OF THE FUND TO MAINTAIN EXPENSE LEVELS AT OR BELOW PREDETERMINED LIMITS. THESE EXPENSE LIMITATIONS FOR EACH FUND WILL REMAIN IN EFFECT THROUGH JANUARY 29, 2007.

                                                              September 30, 2006

Notes to Financial Statements


GEAM is entitled to seek reimbursement of operating expenses absorbed by GEAM, up to 3 years from the date the expenses were incurred (as long as these reimbursements do not cause the Fund's expenses to exceed the limit). As of September 30, 2006, the following Funds have expenses eligible for reimbursement as detailed below:


                                                     Expenses                                                  Total Expenses
                                                   Eligible for            Expenses          Expenses           Eligible for
                                                   Recoupment -            Waived -         Recouped -          Recoupment -
Fund                                             Beginning of Year       Current Year      Current Year      September 30, 2006
-------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                  $      --              $    --          $     --            $      --
GE Value Equity Fund                                    64,698                2,264            (4,644)              62,318
GE Small-Cap Equity Fund                                    --                   --                --                   --
GE Global Equity Fund                                       --                   --                --                   --
GE International Equity Fund                                --                1,246            (1,246)                  --
GE Premier Growth Equity Fund                               --                   --                --                   --
GE Strategic Investment Fund                                --                   --                --                   --
GE Government Securities Fund                               --                1,231            (1,231)                  --
GE Short-Term Government Fund                          150,179               15,385           (21,914)             143,650
GE Tax-Exempt Fund                                      46,843               48,327                --               95,170
GE Fixed Income Fund                                    37,120               97,022              (317)             133,825
GE Money Market Fund                                        --                   --                --                   --

The expenses eligible for recoupment at September 30, 2006 are set to expire as follows:


                                                                                  Expires
Fund                                                    Amount                 September 30,
--------------------------------------------------------------------------------------------
GE Value Equity Fund                                    $59,145                     2007
                                                            909                     2008
                                                          2,264                     2009

GE Short-Term Government Fund                            78,711                     2007
                                                         49,554                     2008
                                                         15,385                     2009

GE Tax-Exempt Fund                                       15,140                     2007
                                                         31,703                     2008
                                                         48,327                     2009

GE Fixed Income                                          21,038                     2007
                                                         15,765                     2008
                                                         97,022                     2009

                                                              September 30, 2006

Notes to Financial Statements


The Funds paid the following fees to GEAM for advisory and administrative services for the period ended September 30, 2006. All other administrative fees were paid to either GENPACT, as noted below, or State Street Bank & Trust Co.

                                                                Advisory and
Fund                                                         Administrative Fees
--------------------------------------------------------------------------------
GE U.S. Equity Fund                                             $2,106,828
GE Value Equity Fund                                               306,785
GE Small-Cap Equity Fund                                           689,257
GE Global Equity Fund                                              432,713
GE International Equity Fund                                       636,702
GE Premier Growth Equity Fund                                    3,035,015
GE Strategic Investment Fund                                       735,636
GE Government Securities Fund                                      586,674
GE Short-Term Government Fund                                      279,010
GE Tax-Exempt Fund                                                 110,247
GE Fixed Income Fund                                               655,737
GE Money Market Fund                                               530,045

Effective January 1, 2002, GENPACT began performing certain accounting and certain administration services not provided by GEAM. For the period ended September 30, 2006, $36,054 was charged to the Funds and was allocated pro rata across funds and share classes based upon relative net assets. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary effective January 1, 2006 of GEAM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are 0.25% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which is 0.85%) and 1.00% for Class C (level load) shares. Currently, Class Y shares are not subject to a 12b-1 fee.

GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will become subject to the 0.25% distribution and/or shareholder services fees attributable to Class A shares.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

SECURITY LENDING PROGRAM GEAM administers the security lending program for the following funds: GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund. The security lending fee is based on the number and duration of lending

                                                              September 30, 2006

Notes to Financial Statements


transactions. State Street Global Securities Lending acts as the lending agent for all other funds participating in the securities lending program.

For the period ended September 30, 2006, the GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund paid $1,663,171; $1,103,652; and $1,724,644 respectively to GEAM. GEAM paid all fees received to third-party brokers.

OTHER For the twelve months ended September 30, 2006, GEID acting as underwriter received net commissions of $28,145 from the sale of Class A shares and $129,900 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares.


5.  SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the GE Small-Cap Equity Fund. Palisade is responsible for the day-to-day portfolio management of the assets of the fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays Palisade a monthly sub-advisory fee, which is calculated as a percentage of the average daily net assets of the Fund.


6.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended September 30, 2006, were as follows:

                                                        Purchases                   Sales
----------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                   $237,173,457               $528,859,023

GE Value Equity Fund                                    31,417,934                 27,998,451

GE Small-Cap Equity Fund                                36,302,474                 51,659,788

GE Global Equity Fund                                   31,487,698                 32,359,575

GE International Equity Fund                            29,620,739                 96,741,672

GE Premier Growth Equity Fund                          121,290,593                442,238,670

GE Strategic Investment Fund                           242,341,799                281,511,202

GE Government Securities Fund                          461,368,659                454,918,454

GE Short-Term Government Fund                          261,036,142                199,234,593

GE Tax-Exempt Fund                                      12,196,073                 15,815,495

GE Fixed Income Fund                                   754,013,033                829,351,050


                                                              September 30, 2006

Notes to Financial Statements


OPTIONS During the period ended September 30, 2006, the following option contracts were written:


                                        GE Small-Cap                             GE Strategic
                                           Equity                                 Investment
                              --------------------------------        -------------------------------
                                 Number                                  Number
                              of Contracts             Premium        of Contracts            Premium
--------------------------------------------------------------------------------------------------------
Balance as of
September 30, 2005                  265               $ 32,569           220,000             $ 1,685

Written                              --                     --               110               4,229

Closed and Expired                 (265)               (32,569)         (220,060)             (4,461)

--------------------------------------------------------------------------------------------------------
Balance as of
September 30, 2006                   --               $     --                50             $ 1,453
--------------------------------------------------------------------------------------------------------




                                      GE Government
                                         Securities                          GE Fixed Income
                             --------------------------------        -------------------------------
                                Number                                  Number
                             of Contracts             Premium        of Contracts           Premium
----------------------------------------------------------------------------------------------------
Balance as of
September 30, 2005               590,000              $ 4,517           810,000             $ 6,202

Written                              330                9,924               450              13,691

Closed and Expired              (590,200)             (11,098)         (810,230)            (13,333)

----------------------------------------------------------------------------------------------------
Balance as of
September 30, 2006                   130              $ 3,343               220             $ 6,560
---------------------------------------------------------------------------------------------------



SECURITY LENDING At September 30, 2006, the following Funds participated in security lending:


                                                        Loaned securities
                                                   (including accrued interest)            Cash Collateral*
-----------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                        $ 12,291,200                      $ 12,599,886
GE Value Equity Fund                                          1,181,935                         1,213,544
GE Small-Cap Equity Fund                                     25,066,416                        25,693,634
GE Global Equity Fund                                         7,691,346                         8,063,426
GE International Equity Fund                                 12,484,549                        13,090,639
GE Premier Growth Equity Fund                                 6,671,426                         6,808,506
GE Strategic Investment Fund                                 13,553,850                        14,134,182
GE Government Securities Fund                                21,309,390                        21,788,544
GE Short-Term Government Fund                                23,288,851                        23,788,671
GE Fixed Income Fund                                         26,522,230                        27,107,008

* COLLATERAL WAS ADJUSTED ON OCTOBER 2, 2006 TO REFLECT THE SEPTEMBER 30, 2006 CHANGE IN VALUE OF SECURITIES ON LOAN.

                                                              September 30, 2006

Notes to Financial Statements



7. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at September 30, 2006 were:



                                                 5% or Greater Shareholders
                                                 --------------------------
                                                                                         % of Fund Held by
                                                 Number      % of Fund Held                GE Affiliates*
----------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                1               23%                             0%
GE Global Equity Fund                              1               34%                            34%
GE International Equity Fund                       3               28%                             7%
GE Premier Growth Equity Fund                      1                5%                             0%
GE Short-Term Government Fund                      2               51%                             0%
GE Fixed Income Fund                               1                5%                             0%
GE Money Market Fund                               1                5%                             0%

Investment activities of these shareholders could have a material impact on the Funds.

* INCLUDED IN THE 5% OR GREATER SHAREHOLDER PERCENTAGE.

Report of Independent Registered Public Accounting Firm


The Shareholders and Board of Trustees
GE Funds

We have audited the accompanying statements of assets and liabilities of the GE U.S. Equity Fund, GE Value Equity Fund, GE Small-Cap Equity Fund (formerly GE Small-Cap Value Equity Fund), GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund, each a series of GE Funds, including the schedules of investments, as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of GE Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended September 30, 2003 were audited by other independent registered public accountants whose report thereon, dated November 21, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE U.S. Equity Fund, GE Value Equity Fund, GE Small-Cap Equity Fund (formerly GE Small-Cap Value Equity Fund), GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund as of September 30, 2006, the results of their operations, changes in their net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.


SIG/ KPMG LLP


Boston, Massachusetts
November 22, 2006

                                                                     (unaudited)

Tax Information


The following funds intend to make an election under Internal Revenue Code
Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended September 30, 2006, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:

                                  Total Foreign             Total Foreign
                                   Source Income              Taxes Paid
-------------------------------------------------------------------------

GE International
   Equity Fund                     $1,644,670                  $138,314

Of the dividends paid from net investment income by the GE Tax Exempt Fund for the tax period ended September 30, 2006, 95.65% represent exempt interest dividends for Federal income tax purposes.

During the year ended September 30, 2006, the following Funds paid to shareholders of record on December 20, 2005, the following long-term capital gain dividends reported on Form 1099 for 2005:

Fund                                               Per Share Amount
-------------------------------------------------------------------

GE U.S. Equity Fund                                    $1.26970
GE Value Equity Fund                                    0.86994
GE Small Cap Equity Fund                                0.38429
GE Premier Growth Equity Fund                           0.55189
GE Strategic Investment Fund                            1.64494


For the fiscal year ended September 30, 2006, certain dividends paid by the fund may be subject to a maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represent the amounts that may be considered qualified dividend income:



Fund                                                            QDI
------------------------------------------------------------------------------

GE U.S. Equity Fund                                           100.00%
GE Value Equity Fund                                          100.00%
GE Small Cap Equity Fund                                       87.31%
GE Global Equity Fund                                         100.00%
GE International Equity Fund                                  100.00%
GE Premier Growth Equity Fund                                 100.00%
GE Strategic Investment Fund                                   57.75%

For corporate shareholders the following represent the amounts that may be eligible for the corporate dividends received deduction:

Fund                                                            DRD
------------------------------------------------------------------------------

GE U.S. Equity Fund                                           100.00%
GE Value Equity Fund                                          100.00%
GE Small Cap Equity Fund                                       87.31%
GE Global Equity Fund                                          91.43%
GE Premier Growth Equity Fund                                 100.00%
GE Strategic Investment Fund                                   36.58%

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

                                                                     (unaudited)
Additional Information


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.



INTERESTED TRUSTEES AND EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    57

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University and Elfun Foundation; Treasurer, GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    60

POSITION(S) HELD WITH FUND    Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

                                                                     (unaudited)

Additional Information


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    46

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997 and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    41

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997, Vice President and Assistant Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

                                                                     (unaudited)

Additional Information


NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT  06905

AGE   60

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn &Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   59

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   70

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.


------------------
THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-242-0134.

                                                                     (unaudited)
Investment Team


PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

CHRISTOPHER D. BROWN is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE U.S. EQUITY FUND since December 1998 and for the GE STRATEGIC INVESTMENT FUND since September 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

DAVID B. CARLSON is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is portfolio manager for the GE PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and a Director and Executive Vice President in 2003.

MICHAEL J. CAUFIELD is a Senior Vice President of GE Asset Management. He is portfolio manager of the GE TAX-EXEMPT FUND and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, Manager of Fixed Income Research & Analysis and was promoted to Senior Vice President in 1994.

ALFREDO CHANG is a Vice President of GE Asset Management. He has been a portfolio manager of the GE FIXED INCOME FUND since March 2005. Mr. Chang joined GE Asset Management in July 2002 as a portfolio manager and was made responsible for the emerging market fixed income effort at GE Asset Management in November 2003. Mr. Chang was an assistant portfolio manager with Genworth Financial, formerly known as GE Financial Assurance, an affiliate of GE Asset Management, from August 2000 until he joined GE Asset Management in July 2002. Prior to that, he oversaw offshore investment portfolios at AIG Global Investment Corporation.

PAUL M. COLONNA is a Senior Vice President of GE Asset Management. Since January 2005, he has led the team of portfolio managers for the GE FIXED INCOME FUND and the GE SHORT-TERM GOVERNMENT FUND and has been responsible for the fixed income portion of the GE STRATEGIC INVESTMENT FUND. He has served on the portfolio management team for the GE GOVERNMENT SECURITIES FUND since February 2000. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

MARK DELANEY is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the GE FIXED INCOME FUND since joining GE Asset Management in April 2002. Prior to joining GE Asset Management, Mr. Delaney was Senior Portfolio Manager at Smith Graham since August 1994.

DONALD J. DUNCAN is a Vice President of GE Asset Management. He is a portfolio manager of the GE MONEY MARKET FUND and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager - Short Term Securities in 1990 and Vice President - Money Markets in 2002.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the GE U.S. EQUITY FUND and the GE VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a Research Analyst in the U.S. Equity Department from 1995 through 2001 and became an associate portfolio manager for the GE Value Equity Fund in August 1999.

ERIC H. GOULD is a Vice President of GE Asset Management. He has been a portfolio manager for the GE FIXED INCOME FUND and the GE SHORT-TERM GOVERNMENT FUND since joining GE Asset Management in September 2000. Prior to joining GE Asset Management, Mr. Gould was a Senior Asset Manager for Metropolitan Life Insurance Company.

                                                                     (unaudited)

Investment Team

PORTFOLIO MANAGER BIOGRAPHIES  (CONTINUED)

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE FIXED INCOME FUND, GE GOVERNMENT SECURITIES FUND and GE SHORT-TERM GOVERNMENT FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

ROBERT JASMINSKI is a Vice President of GE Asset Management. He has been a portfolio manager for the GE GLOBAL EQUITY FUND since September 2004. More recently, he was appointed co-manager for this Fund. Mr. Jasminski joined GE Asset Management in 1993 as a Fixed Income Specialist and has been an International Equity Analyst and an International Small-Cap portfolio manager since 1998.

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the GE INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the GE STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became and Executive Vice President in 1992.

DAIZO MOTOYOSHI is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the GE GLOBAL EQUITY FUND since September 2003. Mr. Motoyoshi joined GE Asset Management in 1994 as an International Equity Analyst and portfolio manager and became a global equity portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Motoyoshi held positions at Alliance Capital Management and Ernst & Young.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

VITA MARIE PIKE is a Vice President of GE Asset Management. She has served on the portfolio management team for the GE FIXED INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE U.S. EQUITY FUND since January 2001 and for the GE VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

JOSEPH M. RUTIGLIANO is a Government and Mortgage-Backed Securities Trader at GE Asset Management. He has served on the portfolio management teams for the GE GOVERNMENT SECURITIES FUND and GE SHORT-TERM GOVERNMENT FUND since December 2002. Mr. Rutigliano joined GE Asset Management in July 2000 as a Mutual Fund Analyst, prior to which time he was a Plan Manager at Aetna Financial from July 1999.

RICHARD L. SANDERSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the GE U.S. EQUITY FUND since October 1995. Mr. Sanderson joined GE Asset Management in October 1995 as Vice President - Domestic Equities.

MICHAEL J. SOLECKI is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

                                                                     (unaudited)

Investment Team


PORTFOLIO MANAGER BIOGRAPHIES  (CONCLUDED)

JUDITH A. STUDER is a Director and Executive Vice President of GE Asset Management. She has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since September 1997 and has led the team of portfolio managers for the GE STRATEGIC INVESTMENT FUND since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President - Domestic Equities in 1991, Senior Vice President - International Equities in 1995, and Executive Vice President - Investment Strategies in July 2006.

DIANE M. WEHNER is a Vice President of GE Asset Management. She has been a portfolio manager of the GE STRATEGIC INVESTMENT FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

JACK FEILER is President and Chief Investment Officer of Palisade Capital Management L.L.C. (sub-adviser). Mr. Feiler has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the GE SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President - Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a portfolio manager of GE SMALL-CAP EQUITY FUND. Mr. Schwartz is a Senior Portfolio Manager at Palisade Capital Management L.L.C. (sub-adviser). Mr. Schwartz joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

DENNISON T. ("DAN") VERU is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Veru is an Executive Vice-President and Co-Investment Officer of Palisade Capital Management L.L.C (sub-adviser). Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1986 through 1992.

                                                                     (unaudited)
Investment Team


TRUSTEES
Michael J. Cosgrove
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

OFFICERS OF THE INVESTMENT ADVISER
Ronald R. Pressman, CHIEF EXECUTIVE OFFICER
(EFFECTIVE AS OF JULY 1, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Donald W. Torey, EVP, ALTERNATIVE INVESTMENTS
AND REAL ESTATE

Kathryn D. Karlic, EVP, FIXED INCOME

Judith M. Studer, EVP, STRATEGIC INVESTMENTS

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR
GE Investment Distributors, Inc
Member NASD and SIPC

SHAREHOLDER SERVICING AGENT
AND TRANSFER AGENT
PFPC
GE Mutual Funds
P.O. Box 9838
Providence, RI 02940

CUSTODIAN
State Street Bank & Trust Company



At GEAM, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.


146

ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link: www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $210,100 in 2005 and $220,400 in 2006.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2003 or 2004 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $174,236 in 2005 and $0 in 2006.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  December 04, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  December 04, 2006

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE FUNDS

Date:  December 04, 2006

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the